SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 1 4(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Private Business, Inc.

(Name of Registrant as Specified In Its charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

Common Stock, no par value, of the Registrant

	(2)	Aggregate number of securities to which transaction applies:

1,969,698

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

As of the date of the filing of this preliminary proxy statement, the proposed aggregate value of the transaction for purposes of calculating the filing fee is $8,304,547.  The aggregate value is the sum of (i) $6,000,000 (the cash portion of the merger consideration) and (ii) the product of $1.17 (the average of the high and low prices per share of Common Stock reported on NASDAQ on October 25, 2005) and 1,969,698.

	(4)	Proposed maximum aggregate value of transaction:

$8,304,547

	(5)	Total fee paid:

$1,661

☐		Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard, Suite 300
Brentwood, Tennessee 37027

Dear Shareholder:

                    You are cordially invited to attend a special meeting of shareholders of Private Business, Inc., to be held at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee, on November 30, 2005, at 9:00 a.m. (Central Time).

                    The items of business to be considered at the meeting are listed in the following Notice of Special Meeting and are more fully addressed in the proxy statement included with this letter.  The items you will be asked to approve at the meeting relate to our proposed acquisition of Captiva Solutions, LLC and our adoption of a new long-term equity incentive plan.  We hope you will be able to attend the special meeting.

                    Whether or not you plan to attend the special meeting, please complete, sign, date and mail the enclosed proxy card promptly.  If you attend the special meeting, you may revoke such proxy and vote in person if you wish, even if you have previously returned your proxy card.  If you do not attend the special meeting, you may still revoke such proxy at any time prior to the special meeting by providing written notice of such revocation as provided herein.

YOUR PROMPT COOPERATION WILL BE GREATLY APPRECIATED.

Sincerely,

Henry M. Baroco
Chief Executive Officer

Brentwood, Tennessee
November __, 2005

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard, Suite 300
Brentwood, Tennessee 37027

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Private Business, Inc.:

                    As you may know, on October 20, 2005, Private Business, Inc. (“we” or the “company”) entered into a merger agreement among the company, CSL Acquisition Corporation (a newly formed subsidiary of the company), Captiva Solutions, LLC (“Captiva”) and certain of its members.  Pursuant to the merger agreement, we will acquire the business of Captiva in exchange for $6.0 million in cash, 757,576 shares of our common stock, and a potential earnout payment of up to 1,212,122 additional shares of our common stock.

                    As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers.  Marketplace Rule 4350(i) requires shareholder approval in connection with acquisitions of other businesses if securities representing more than 20% of our voting stock will be issued in connection with such acquisition or if more than 5% of our voting stock will be issued and if our officers or directors have a greater than 5% interest in the business to be acquired.  The aggregate of the securities that may be issued in connection with the merger may exceed 20% of the outstanding voting stock of the company.  Furthermore, Glenn W. Sturm, one of our directors, beneficially owns approximately 37% of the membership interests of Captiva and will receive beneficial ownership of approximately 37% of the common stock we issue under the merger agreement.

                    Pursuant to the merger agreement, our board of directors adopted an equity incentive plan under which we may issue options to purchase up to 5,036,880 shares of our common stock.  Marketplace Rule 4350(i) requires that our shareholders must approve any such equity incentive plan.  Accordingly, the establishment of the incentive plan and the grant of options under it are subject to approval by our shareholders.  We are seeking that approval with this proxy statement.  We granted options under this plan covering an aggregate of 3,374,710 shares on October 20, 2005 to persons who will be members of management, directors, or key employees of the company following the merger, including members of our current management subject to approval of the incentive plan by our shareholders and closing of the merger.

                    Lightyear PBI Holdings, LLC (“Lightyear PBI Holdings”), which owns shares of our Series A Preferred Stock (“Series A preferred stock”) that give it the right to cast approximately 52% of the votes entitled to be cast by the holders of our capital stock, has committed to provide backstop financing for the merger if requested by a special committee of disinterested members of our board of directors.  If Lightyear PBI Holdings provides the financing:

•	it will receive warrants that are exercisable for up to 5,303,030 shares of our common stock; and

•

if requested, it will accept payment, in lieu of $2.0 million of cash dividends on its Series A preferred stock payable during 2006, in the form of 1,894 shares of our Series A preferred stock together with warrants that would be exercisable for 1,515,200 shares of our common stock at an exercise price of $1.32 per share.

Lightyear PBI Holdings has indicated it also will consider accepting payment of the 2006 dividends in kind rather than in cash as described above in connection with alternate third party financing.  Under Marketplace Rule 4350(i), we must obtain shareholder approval for the issuance of our securities pursuant to the merger agreement, including the securities that we may issue to Lightyear PBI Holdings.

                    Accordingly, a special meeting of the shareholders of the company will be held at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee 37027 at 9:00 a.m. Central Time, on November 30, 2005 for the following purposes:

                    (1)          To consider and vote on a proposal to approve the merger agreement, together with the transactions contemplated thereby, including (a) the issuance of 757,576 shares of our common stock at closing, (b) the potential issuance of up to an additional 1,212,122 shares of our common stock to the Captiva members pursuant to an earnout obligation in the merger agreement, (c) the issuance to Lightyear PBI Holdings of warrants to purchase up to 5,303,030 shares of our common stock in the event the backstop financing commitment is drawn, and (d) payment in kind to Lightyear PBI Holdings of shares of our Series A preferred stock and warrants to purchase shares of our common stock at $1.32 per share in lieu of cash dividends payable during calendar year 2006 under the Series A preferred stock to Lightyear PBI Holdings, as determined in connection with financing the merger;

                    (2)          To consider and vote upon a proposal to approve the Private Business, Inc. 2005 Long-Term Equity Incentive Plan; and

                    (3)          To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

                    The proxy statement and form of proxy accompanying this notice are being mailed to shareholders on or about November __, 2005.  Only shareholders of record at the close of business on October 26, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.  Please review the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.

                    We hope very much that you will be able to attend the meeting.  Our board of directors urges all shareholders of record to exercise their right to vote at the special meeting of shareholders personally or by proxy.  Accordingly, we are sending you the accompanying proxy statement and the enclosed proxy card.

                    After careful consideration, our board of directors (acting without Mr. Sturm and, with respect to the Lightyear PBI Holdings backstop financing, through a special committee of disinterested directors) has approved the merger agreement, the related issuances of our capital stock and warrants to purchase our capital stock, and the adoption of our 2005 Long-Term Equity Incentive Plan and recommends that you vote “FOR” the proposals.

                    The company received a written opinion of Lane, Berry & Co. International, LLC stating its opinion that the merger consideration to be paid by the company pursuant to the merger agreement is fair to the company from a financial point of view.  A copy of that opinion is attached as Annex D to the enclosed proxy statement, and you should read it in its entirety.

                    Your representation at the special meeting of shareholders is important.  To ensure your representation, whether or not you plan to attend the special meeting, please complete, date, sign and return the enclosed proxy card.  Should you desire to revoke your proxy, you may do so at any time before it is voted in the manner provided in the accompanying proxy statement.

By Order of the Board of Directors

Henry M. Baroco
Chief Executive Officer

Brentwood, Tennessee
November __, 2005

Annex A	Agreement and Plan of Merger

Annex B	Registration Rights Agreement

Annex C	Voting Agreement

Annex D	Opinion of Lane, Berry & Co. International, LLC

Annex E	Private Business, Inc. 2005 Long-Term Equity Incentive Plan

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard, Suite 300
Brentwood, Tennessee 37027

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
To Be Held On November 30, 2005

                    The board of directors of Private Business, Inc. is soliciting proxies for a special meeting of shareholders.  This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the meeting.  Please read it carefully.

                    The board has set October 26, 2005 as the record date for the meeting.  Shareholders who owned company common stock on that date are entitled to receive notice of and vote at the meeting, with each share entitled to one vote.  Cumulative voting is not permitted.  On the record date there were issued and outstanding 14,815,377 shares of company common stock, 20,000 shares of Series A preferred stock, and 40,031 shares of Series B Preferred Stock (the “Series B preferred stock”).  Holders of our common stock and Series B preferred stock are entitled to one vote per share owned of record.  Our Series A preferred stock, which is held by Lightyear PBI Holdings, is currently entitled to 800 votes per share owned of record, or a total of 16,000,000 votes.  The holders of common stock, Series A preferred stock and Series B preferred stock will vote as one class on the matters to be considered at the meeting.  Lightyear PBI Holdings’ shares of Series A preferred stock give it the right to cast approximately 52% of the votes entitled to be cast by the holders of our capital stock, and Lightyear PBI Holdings has entered into a voting agreement in which it agreed, subject to the terms and conditions of the voting agreement, to vote all of its shares of Series A preferred stock in favor of Proposals 1 and 2 and any other matter contemplated by the merger agreement related to and necessary for the consummation of the transactions contemplated by the merger agreement.

                    This proxy statement and enclosed proxy were initially mailed or delivered to shareholders on or about November __, 2005.  Except as otherwise specifically noted, the “company,” “we,” “our,” “us” and similar words in this proxy statement refer to Private Business, Inc. and its subsidiaries.  References to “Captiva” shall mean Captiva Solutions, LLC.

QUESTIONS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

Why am I receiving this proxy statement and proxy form?

                    You are receiving this proxy statement and proxy form because you own shares of company common stock.  This proxy statement describes issues on which you are entitled to vote.

                    When you sign the proxy form you appoint Henry Baroco, our Chief Executive Officer, or a substitute, as your representative at the meeting.  Mr. Baroco will vote your shares at the meeting as you have instructed on the proxy form.  This way, your shares will be voted even if you cannot attend the meeting.

                    If you do not vote your shares in person, they cannot be voted on your behalf unless you provide our corporate secretary with a signed proxy authorizing another person to vote on your behalf.  Even if you expect to attend the meeting in person, in order to ensure that your shares are represented, please complete, sign and date the enclosed proxy form and return it promptly.

What am I voting on?

                    At the special meeting you will be asked to vote on two proposals.  The first proposal is to approve the Agreement and Plan of Merger dated as of October 20, 2005 (the “merger agreement”), by and among the company, CSL Acquisition Corporation, Captiva Solutions, LLC and certain members of Captiva, including the issuance of our capital stock and warrants to purchase our capital stock pursuant to the merger agreement and in connection with the financing of the merger (see Proposal 1 on page __).  The merger and the transactions contemplated by the merger agreement are herein referred to, collectively, as the “merger.”  The second proposal is to approve the Private Business, Inc. 2005 Long-Term Equity Incentive Plan, a copy of which is attached as Annex E (see Proposal 2 on page __).

                    As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers.  Marketplace Rule 4350(i) requires shareholder approval in connection with acquisitions of other businesses if securities representing more than 20% of our voting stock will be issued in connection with such acquisition or if more than 5% of our voting stock will be issued and if our officers or directors have a greater than 5% interest in the business to be acquired.  The aggregate of the securities that may be issued in connection with the merger may exceed 20% of the outstanding voting stock of the company.  Furthermore, Glenn W. Sturm, one of our directors, beneficially owns approximately 37% of the membership interests of Captiva and will receive beneficial ownership of approximately 37% of the common stock we issue pursuant to the merger agreement.

                    Pursuant to the merger agreement, our board of directors also adopted an equity incentive plan under which we may issue options to purchase up to 5,036,880 shares of our common stock.  We granted options under this plan covering an aggregate of 3,374,710 shares on October 20, 2005 to persons who will be members of management, directors or key employees of the company following the merger, including members of our current management subject to approval of the incentive plan by our shareholders and closing of the merger.  Marketplace Rule 4350(i) requires that our shareholders must approve any such equity incentive plan.  Accordingly, the establishment of the incentive plan and the grant of options under it are subject to approval by our shareholders.

                    Lightyear PBI Holdings, LLC (“Lightyear PBI Holdings”), whose shares of Series A preferred stock give it the right to cast approximately 52% of the votes entitled to be cast by the holders of our capital stock, has committed to provide backstop financing for the merger if requested by a special committee of disinterested members of our board of directors.  If Lightyear PBI Holdings provides the financing:

•	it will receive warrants that are exercisable for up to 5,303,030 shares of our common stock; and

•

if requested, it will accept payment, in lieu of $2.0 million of cash dividends on its Series A preferred stock payable during 2006, in the form of 1,894 shares of our Series A preferred stock together with warrants that are exercisable for 1,515,200 shares of our common stock at an exercise price of $1.32 per share (see “The Merger – Lightyear PBI Holdings Preemptive Rights”).

Lightyear PBI Holdings has indicated it also will consider accepting payment of the quarterly dividend in kind rather than in cash as described above in connection with alternate third party financing.  Under Marketplace Rule 4350(i), we must obtain shareholder approval for the issuance of our securities pursuant to the merger agreement, including the securities that might be issued to Lightyear PBI Holdings.

Why is the company proposing the adoption of the Private Business, Inc. 2005 Long-Term Equity Incentive Plan?

                    The Private Business, Inc. 2005 Long-Term Equity Incentive Plan (the “2005 Plan”) is being proposed in connection with the merger agreement to incentivize management in a manner consistent with the terms negotiated under the merger agreement.  Although it is being voted on separately, our adoption of the 2005 Plan is contingent upon receiving shareholder approval of the merger agreement and will not be implemented without that approval.  Furthermore, approval of the 2005 Plan is necessary to enable the company to fulfill certain obligations under the merger agreement.

Who is entitled to vote?

                    Only shareholders who owned company common stock, Series A preferred stock or Series B preferred stock as of the close of business on the record date, October 26, 2005, are entitled to receive notice of the special meeting and to vote the shares that they held on that date at the meeting, or at any postponement or adjournment of the meeting.

How do I vote?

                    You may vote your shares either in person at the special meeting or by proxy.  To vote by proxy, you should complete, date, sign and mail the enclosed proxy in the prepaid envelope provided.  If your shares are registered in your own name and you attend the meeting, you may deliver your completed proxy in person.  “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares if they did not receive one directly.  Shares held in street name may also be eligible for internet or telephone voting by following instructions provided by your broker, bank or nominee.

Can I change my vote after I return my proxy form?

                    Yes.  If you are a holder of record, you may revoke your proxy and change your vote at any time before the proxy is exercised by filing with the corporate secretary either a written notice of revocation or another signed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the meeting in person and inform the corporate secretary that you wish to revoke or replace your proxy.  Your attendance at the meeting will not by itself revoke a previously granted proxy.  If you hold your shares in “street name” through a broker, bank or other nominee, you may revoke your proxy by following instructions provided by your broker, bank or nominee.  No notice of revocation or later-dated proxy will be effective unless received by the corporate secretary at or prior to the special meeting.

What is the board’s recommendation and how will my shares be voted?

                    Our board of directors (acting without Mr. Sturm, and, with respect to the Lightyear PBI Holdings backstop financing, acting through a special committee of disinterested directors) recommends a vote FOR the approval of Proposal 1 and Proposal 2.  If properly signed and returned in time for the special meeting, the enclosed proxy will be voted in accordance with the choices specified on it.  If you return a signed proxy but do not specify a choice, Mr. Baroco, as the person named as the proxy holder on the proxy form or a substitute, will vote as recommended by the board of directors.  If a broker submits a proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present for purposes of determining the presence of a quorum but will not be considered as present and entitled to vote with respect to such matters.

Will my shares be voted if I do not sign and return my proxy form?

                    If your shares are registered in your name and you do not sign and return your proxy form or do not vote in person at the special meeting, your shares will NOT be voted.

How many votes are needed to hold the special meeting?

                    Counting the company’s outstanding common stock, its Series A preferred stock (each share of which currently has 800 votes) and its Series B preferred stock, shares entitled to a total of 30,855,408 votes are outstanding as of the record date.  If Shares representing a majority of the votes entitled to be cast at the meeting as of the record date (a quorum) must be present at the special meeting in order to hold the meeting and conduct business.  Shares are counted as present at the meeting if:  (a) a shareholder is present and votes in person at the meeting; (b) a shareholder has properly submitted a proxy form, even if the shareholder marks abstentions on the proxy form; or (c) a broker or nominee has properly submitted a proxy form, even if the broker does not vote because the beneficial owner of the shares has not given the broker or nominee specific voting instructions and the broker or nominee does not have voting discretion (a “broker non-vote”).  A share, once represented for any purpose at the meeting, is deemed present for purposes of determining a quorum for the meeting (unless the meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the share abstains from voting with respect to any matter brought before the meeting.

What vote is required to approve the merger agreement, the related securities issuances and the 2005 Plan?

                    Approval of the merger agreement, the related securities issuances and the 2005 Plan will require the affirmative vote of a majority of votes cast at the special meeting.

Have any shareholders agreed to vote in favor of the proposals at the special meeting?

                    Yes.  Concurrently with the execution of the merger agreement, Lightyear PBI Holdings, which owns shares of Series A preferred stock and warrants giving it the right to cast approximately 52% of the votes entitled to be cast at the special meeting, entered into a voting agreement with Captiva in which it agreed, subject to the terms and conditions of the voting agreement, to vote all of its shares in favor of each of the proposals at the special meeting.  The merger and certain of the transactions contemplated by the merger agreement also require the approval of Lightyear PBI Holdings as the holder of the Series A preferred stock, voting as a separate class, and Lightyear PBI Holdings has agreed to vote its Series A preferred stock in favor of such transactions subject to the terms of the voting agreement.

Can I vote on other matters or submit a proposal to be considered at the meeting?

                    The company has not received timely notice of any shareholder proposals to be considered at the special meeting, and shareholders may submit matters for a vote only in accordance with our bylaws.  The board of directors does not presently know of any other matters to be brought before the special meeting.

                    For shareholders seeking to include proposals in the proxy materials for the 2006 annual meeting, the proposing shareholder or shareholders must comply with all applicable regulations, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the proposals must be received by the Secretary of the company no later than December 5, 2005.  Shareholders who intend to present a proposal at the 2006 annual meeting without including the proposal in the company’s proxy materials are required to provide the proposal to the Secretary of the company no later than February 12, 2006.  Any such proposal should be directed to:  Private Business, Inc., 9020 Overlook Blvd., Suite 300, Brentwood, Tennessee 37027, Attention: Corporate Secretary, c/o Michael Berman, Senior Vice President, Secretary and General Counsel.

Who is soliciting my proxy and who is paying the cost of the solicitation?

                    Our board of directors is sending you this proxy statement in connection with its solicitation of proxies for use at this special meeting.  Certain of our directors, officers and employees may solicit proxies by mail, telephone, facsimile or in person.  The company will pay for the costs of solicitation.  We do not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners of company common stock.

Are there any dissenters’ rights or appraisal rights with respect to any of the proposals described in this proxy statement?

                    There are no appraisal or similar rights of dissenters for the matters to be voted upon.

Will representatives of the company’s principal accountants be present at the special meeting?

                    Representatives from Ernst & Young LLP, the company’s principal accountants for fiscal year 2004, and Grant Thornton LLP, the company’s current principal accountants, will be present at the special meeting.  These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

How do I communicate with directors?

                    The board has established a process for shareholders to send communications to the board or any of the directors.  Shareholders may send communications to the board or any of the directors c/o Michael Berman, Senior Vice President, Secretary and General Counsel, 9020 Overlook Blvd., Suite 300, Brentwood, Tennessee 37027.  All communications will be compiled by Michael Berman, our General Counsel, and submitted to the board or the individual directors on a regular basis.

SUMMARY TERM SHEET
FOR THE MERGER
AND THE ISSUANCE OF SECURITIES
IN CONNECTION THEREWITH
(Proposal 1)

                    The following summary, together with the previous question and answer section, provides an overview of the proposed merger and issuance of securities discussed in this proxy statement.  The summary also contains cross-references to the more detailed discussions elsewhere in the proxy statement.  This summary may not contain all of the information that is important to you.  To understand the proposed merger and issuance of securities fully, and for a more complete description of the terms of the proposed merger, you should carefully read this entire proxy statement and the attached annexes in their entirety.

The Companies (see page __)

                    Private Business, Inc.  We are a leading supplier of financial technology to community banks and middle-market businesses.  We offer two principal services directed at community banks and middle-market businesses.  The first is a solution that helps banks market and manage accounts receivable financing.  The second is a forecast and tracking service that allows retail chains to better manage their inventories.  Our accounts receivable financing solution, BusinessManager®, is offered through a nationwide network of client banks, and helps these banks provide cash flow and financing to thousands of small businesses across the United States.  BusinessManager provides targeted marketing, software and transaction processing services, linking the company to our client banks and small business customers.  Our retail division, RMSA, offers retail inventory management and forecasting services to smaller retail stores and regional chains throughout the United States and Canada.  Our address is Private Business, Inc., 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee 37027; our telephone number is (615) 221-8400.

                    Captiva Solutions, LLC.  Captiva is a provider of technology products and services for community banks and small financial institutions.  Through its June 2005 acquisition of the business of Total Bank Technology, LLC, Captiva currently provides core data processing and item processing services to 17 customers in the Rocky Mountain region.  Captiva’s address is Captiva Solutions, LLC, 350 Technology Parkway, Suite 200, Norcross, Georgia 30092; its telephone number is (678) 966-0844.

Overview of the Merger (see page __)

                    We have entered into a definitive merger agreement with Captiva.  Under the merger agreement, Captiva will merge with and into our newly-formed, wholly-owned subsidiary, CSL Acquisition Corporation (referred to in this proxy statement as Merger Sub), which will remain as the surviving legal entity and our wholly-owned subsidiary.  At the time of the merger, Captiva will cease to exist as a separate entity and Merger Sub will succeed to all of Captiva’s assets, liabilities, rights and obligations.

Recommendation of the Board of Directors (see page __)

                    Our board of directors (acting without Mr. Sturm, and, with respect to the Lightyear PBI Holdings backstop financing, acting through a special committee of disinterested directors) recommends that our shareholders vote FOR Proposal 1.  To review the background and reasons for the merger and related securities issuances, including potential issuances in connection with financing the merger, in detail, see “The Merger – Reasons for the Merger” beginning on page __.

Opinion of Our Financial Advisor (see page __)

                    In connection with the merger, our board of directors received a written opinion from Lane, Berry & Co. International, LLC as to the fairness to the company of the merger consideration to be paid by us, from a financial point of view.  The full text of Lane Berry’s written opinion is attached to this proxy statement as Annex D.  Please read this opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken.

The Merger Consideration (see page __)

                    When the merger occurs, the issued and outstanding units of Captiva will be converted into the right to receive $6.0 million in cash, 757,576 shares of our common stock, and a potential earnout payment of up to 1,212,122 additional shares of our common stock.

Terms of the Merger Agreement (see page __)

                    The merger agreement is attached to this proxy statement as Annex A.  Our board of directors (without Mr. Sturm) has approved the merger agreement, which is the binding legal agreement that governs the terms of the merger.  We encourage you to read the merger agreement carefully.

Conditions Precedent to the Merger (see page __)

                    The completion of the merger depends on the satisfaction or waiver of a number of conditions, including conditions relating to:

•	accuracy of the other party’s representations and warranties and compliance by the other party with their covenants;
•	approval by our shareholders of the merger and the issuance of shares of our common stock in connection with the merger;
•	execution and delivery of certain ancillary documents attached to the merger agreement as exhibits;
•	receipt of an officer’s certificate certifying the accuracy of each party’s representations and warranties and satisfaction of certain conditions;
•	absence of legal prohibitions to the completion of the merger;
•	no material adverse effect will have occurred and no circumstance exists that could reasonably be expected to have or result in a material adverse effect with respect to us or Captiva.

There is no condition relating to financing the cash portion of the merger consideration.

Termination of the Merger Agreement (see page __)

                    In addition to terminating upon mutual consent, either party may terminate the merger agreement under the following circumstances:

•

if any of the conditions precedent to the obligations of that party to effect the merger and consummate the transactions contemplated by the merger agreement has not been satisfied as of the agreed closing date; or

•	the merger has not been completed on or before December 31, 2005.

Survival of Representations and Warranties (see page __)

                    The merger agreement contains customary representations and warranties made by Captiva and certain members of Captiva to the company and by the company to the members of Captiva for purposes of allocating the risks associated with the merger.  All of the representations and warranties made by the parties to the merger agreement survive through the close of business on the thirtieth day following receipt by the company of its consolidated audited financial statements together with an executed final audit report for fiscal year 2006 from its independent auditors (but in no event beyond April 30, 2007).  You should be aware that these representations and warranties are made by us to Captiva, may be subject to important limitations and qualifications agreed to by Captiva, may or may not be accurate as of the date they were made and do not purport to be accurate as of the date of this proxy statement.

Indemnification (see page __)

                    We are not entitled to recover any damages with respect to an indemnification claim until the total damages incurred under the merger agreement exceed $100,000, after which we are entitled to recover up to $1,750,000 for all damages, including the first $100,000 of damages.  Satisfaction of the Captiva members’ indemnification obligations is limited first to the shares received in the merger and the earnout portion of the merger consideration, and thereafter to up to $400,000 in cash ($200,000 each pro rata from Mr. Boggs and from an entity beneficially owned by Mr. Sturm).

Interest of Certain Persons in the Merger (see page __)

                    Certain of our directors, officers and shareholders have an interest in the merger transaction.  Mr. Sturm, one of our directors, beneficially owns approximately 37% of Captiva and has loaned money to Captiva.  He will receive a portion of the purchase price for Captiva, and his loan to Captiva will be repaid (along with all other outstanding Captiva debt) from the cash portion of the merger consideration.  Mr. Sturm also received stock options in connection with the transaction.  Lightyear PBI Holdings, which owns shares of preferred stock and warrants representing approximately 52% of the votes entitled to be cast by the holders of our capital stock, has committed to provide the financing for the merger if requested by a special committee of our board, and in that case would receive certain interest payments, fees and warrants in connection with the financing if we use that financing.  If Lightyear PBI Holdings provides financing for the merger, Lightyear PBI Holdings also has agreed, if requested by the special committee of disinterested directors, to accept “payment in kind” at closing, in lieu of the 2006 dividends on its Series A preferred stock totalling $2,000,000. Under this arrangement, PBI Lightyear Holdings would receive 1,894 shares of our Series A preferred stock plus warrants that are exercisable for 1,515,152 shares of our common stock at an exercise price of $1.32 per share. Lightyear PBI Holdings has indicated it also will consider payment of the 2006 dividends in kind rather than in cash as described above in connection with an alternative third party financing. Mr. Baroco, our current Chief Executive Officer, has agreed to enter into an amended employment agreement, and Mr. Baroco and other executive officers of the company received stock options.  All stock options granted as described above are subject to shareholder approval and closing of the merger.

Accounting Treatment of the Merger (see page __)

                    The merger will be accounted for under the purchase method of accounting, in accordance with U.S. generally accepted accounting principles.  Under the purchase method of accounting, the purchase price of Captiva, including the merger consideration and the direct costs of the merger, will be allocated to the assets acquired based upon their estimated fair values, with the excess purchase consideration allocated to goodwill and other identified intangible assets.  The results of Captiva’s operations will be included in our results from the effective time of the merger.

Federal Income Tax Consequences of the Merger (see page __)

                    Our shareholders will not recognize gain or loss as a result of the merger, because they will hold the same shares of our common stock after the merger as they held before the merger.  The merger will not affect the adjusted bases and holding periods of the shares of our common stock held by the shareholders.  In addition, neither the company nor Merger Sub will recognize any gain or loss as a result of the merger.

Regulatory Approvals (see page __)

                    No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

Dissenters’ Rights (see page __)

                    Our shareholders are not entitled to exercise dissenters’ rights in connection with the merger.

Registration Rights (see page __)

                    We have agreed to enter into a registration rights agreement granting “piggyback” registration rights to the recipients of the shares of our common stock received in the merger.

Voting Agreement (see page __)

                    In connection with the merger agreement, Lightyear PBI Holdings entered into a voting agreement with Captiva.  Lightyear PBI Holdings owns all 20,000 shares of our Series A preferred stock, which currently are entitled to 800 votes per share or 16,000,000 votes in total, and which represent approximately 52% of the votes entitled to be cast by holders of the outstanding shares of our capital stock, based on the number of shares outstanding on October 26, 2005.  Subject to the terms of the voting agreement, Lightyear PBI Holdings will vote all of its shares at the special meeting in favor of Proposals 1 and 2 and any other matter contemplated by the merger agreement related to and necessary for the consummation of the transactions contemplated by the merger agreement.

Lynn Boggs Employment Agreement (see page __)

                    Upon the closing of the merger, Lynn Boggs, the Chief Executive Officer of Captiva, will become our Chief Executive Officer and will become a member of our board of directors.  We will enter into an employment agreement with Mr. Boggs in the form attached as Annex C.  Our current CEO, Henry Baroco, will resign from the board and will become our President and Chief Operating Officer.  Mr. Baroco has agreed to amend his employment agreement in connection with the transaction to reflect his new position.

Reasons We Need Shareholder Approval (see page __)

                    Neither Tennessee law, our charter, nor our bylaws require the company to obtain shareholder approval in connection with the merger or the issuance of the shares in connection with the merger or the related financing.  The only company approval that was required to consummate the merger was the approval of our board of directors.

                    As a Nasdaq-listed company, we are subject to the Marketplace Rules of the National Association of Securities Dealers.  Marketplace Rule 4350(i) requires shareholder approval in connection with acquisitions of other businesses if securities representing more than 20% of our voting stock will be issued in connection with such acquisition or if more than 5% of our voting stock will be issued and if our officers or directors have a greater than 5% interest in the business to be acquired.  The aggregate of the securities that may be issued in connection with the merger may exceed 20% of the outstanding voting stock of the company.  Furthermore, Glenn W. Sturm, one of our directors, beneficially owns approximately 37% of the membership interests of Captiva and will receive beneficial ownership of approximately 37% of the common stock we issue under the merger agreement.

                    Pursuant to the merger agreement, our board of directors adopted an equity incentive plan under which we may issue options to purchase up to 5,036,880 shares of our common stock.  Marketplace Rule 4350(i) requires that our shareholders must approve any such equity incentive plan.  Accordingly, the establishment of the incentive plan and the grant of options under it are subject to approval by our shareholders.  We granted options under this plan covering an aggregate of 3,374,710 shares on October 20, 2005 to persons who will be members of management, directors, or key employees of the company following the merger, including members of our current management subject to approval of the incentive plan by our shareholders and closing of the merger.

                    In addition, Lightyear PBI Holdings, which holds shares of our Series A preferred stock that give it the right to cast approximately 52% of the votes entitled to be cast by the holders of our capital stock, has committed to provide backstop financing for the merger if requested by a special committee of disinterested members of our board of directors.  If Lightyear PBI Holdings provides the financing:

•	it will receive warrants that are exercisable for up to 5,303,030 shares of our common stock; and

•

if requested, it will accept payment, in lieu of $2.0 million of cash dividends on its Series A preferred stock payable during 2006, in the form of 1,894 shares of our Series A preferred stock together with warrants that are exercisable for 1,515,200 shares of our common stock at an exercise price of $1.32 per share.

Lightyear PBI Holdings has indicated it also will consider accepting payment of the quarterly dividend in kind rather than in cash as described above in connection with alternate third party financing.  Under Marketplace Rule 4350(i), we must obtain shareholder approval for the issuance of our securities pursuant to the merger agreement and in connection with the related financing, including the securities that might be issued to Lightyear PBI Holdings.

RISK FACTORS

                    Before deciding how to vote on the proposals described in this proxy statement, you should carefully consider the risks relating to the merger and to our post-closing operations as described below, together with the other information in this proxy statement.  Our business, financial condition and results of operations could be adversely affected by any of the following risks.  If these risks adversely affect us, then the trading price of our common stock could decline.  You should keep in mind that these risks are not the only risks that we face.  Other factors that could affect our post-closing results are discussed in our SEC filings, including those identified in the “Risk Factors” section and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and in our Annual Report on Form 10-K for the year ended December 31, 2004.  Additional risks not presently known to us, or risks that we currently believe are not material, may also impair our business operations.

                    We have made forward-looking statements in this proxy statement.  These statements are subject to risks and uncertainties, and we cannot assure you that they will prove to be correct.  Forward-looking statements include assumptions as to how we may perform in the future.  Forward-looking statements in this proxy statement include statements regarding the following:

•	our business strategies, goals, and profitability;

•	the businesses we will seek to acquire;

•	trends in technology or financial services industry conditions;

•	our acquisition and marketing plans; and

•	other statements that are not of historical fact made throughout this proxy statement.

                    We believe that the expectations reflected in these forward-looking statements are reasonable, but we cannot be sure that we will actually achieve these expectations.  Estimates of our future performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results.  In evaluating forward-looking statements, you should carefully consider various factors, including the risks outlined in this “Risk Factors” section.  These factors may cause our actual results to differ materially from any forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  For additional cautionary information about forward-looking statements, see the following section entitled “Cautionary Statement About Forward-Looking Statements on page_____.”

Risks Relating to the Merger

                    If we are unable to complete the merger, our business may be adversely affected.

                    If we do not complete the merger as we intend, our business and the market price of our stock price may be adversely affected, and we may be unable to find another way to grow our business.  We must pay the costs related to the merger, such as legal, accounting and financial advisor fees, even if the merger does not close.

                    The merger will result in dilution to our current shareholders.

                    The issuance of shares of our capital stock and warrants to purchase our capital stock in the merger and in connection with the related financing, together with the equity incentives contemplated to be issued in connection with the 2005 Long-Term Equity Incentive Plan, will dilute the voting power, book value, and ownership percentage of our existing shareholders.  We may issue a total of up to 1,969,697 shares of our common stock in the merger, including 757,576 shares of our common stock at closing and up to 1,212,121 shares of our common stock pursuant to an earnout under the merger agreement.  In addition, we granted options under the 2005 Long-Term Equity Incentive Plan covering an aggregate of 3,374,710 shares on October 20, 2005 to persons who will be members of management or key employees of the company following the merger, including members of our current management.  If Lightyear PBI Holdings helps to finance the transaction, we will issue warrants to Lightyear PBI Holdings to purchase up to 5,303,030 shares of our common stock and, if requested by a special committee of disinterested directors, Lightyear PBI Holdings will accept payment, in lieu of the 2006 dividends on its Series A preferred stock, in the form of 1,894 shares of our Series A preferred stock plus warrants that are exercisable for 1,515,200 shares of our common stock at an exercise price of $1.32 per share. Lightyear PBI Holdings has indicated it also will consider payment of the 2006 dividends in kind rather than in cash as described above in connection with an alternative third party financing.

                    We may not realize the anticipated benefits from the merger.

                    We may not achieve the benefits we are seeking in the merger.  There is no assurance that we can successfully integrate Captiva’s technology into our operations, that Captiva’s technology will provide an adequate platform to grow our combined business or that we will otherwise succeed in growing the business, or that the financial results of the combined company will meet or exceed the financial results that we would have achieved without the merger.  As a result, our operations and financial results may suffer and the market price of our common stock may decline.

                    The indemnification obligations under the merger agreement are limited and come primarily from related parties.

                    The Captiva members have agreed to indemnify us for certain breaches of representations, warranties and covenants described in the merger agreement.  In the event of a breach subject to indemnification, our right to recover for any damages we suffer as a result of the breach is limited to $1.75 million, which we can recover only, first, from the shares of our common stock issued at closing and any earnout shares and then $400,000 in cash ($200,000 each pro rata from Mr. Boggs and from an entity beneficially owned by Mr. Sturm).  These indemnification obligations may be inadequate to address fully any damages we may incur, and our operations and financial results may suffer and the market price of our common stock may decline.  To the extent that the market price of our common stock declines, the value we recover from recapturing our shares of common stock may be insufficient to compensate us.

                    The indemnification obligations generally (and all of the cash indemnification obligations) come primarily from Mr. Boggs, who will become our new CEO, and an entity beneficially owned by Mr. Sturm, one of our board members.  Our business may be negatively affected if we make a claim against these individuals, which in turn may impact our board’s determination on whether to seek indemnification.  Either of these issues could cause our operations and financial results to suffer.

Risks Relating to the Combined Company after the Merger

                    If we are unable to successfully integrate the business operations of Captiva into our business operations after the merger, we will not realize the anticipated potential benefits from the merger and our business could be adversely affected.

                    The merger involves the integration of companies that have previously operated independently.  Successful integration of Captiva’s operations with ours will depend on our ability to consolidate operations, systems and procedures, eliminate redundancies and reduce costs.  If we are unable to do so, we will not realize the anticipated potential benefits of the merger, and our business and results of operations could be adversely affected.  Difficulties could include the loss of key employees and customers, the disruption of our and Captiva’s ongoing businesses and possible inconsistencies in standards, controls, procedures and policies.  Our integration of Captiva may be complex and time-consuming.  Additionally, a number of factors beyond our control could prevent us from realizing any efficiencies and cost savings we expect.

                    If the combined company experiences losses following the closing of the merger, we could experience difficulty meeting our business plan and our stock price could be negatively affected.

                    After the merger, we may experience operating losses and negative cash flow from operations as we implement our business plan.  Any failure to achieve or maintain profitability could negatively affect the market price of our common stock.  In the limited time since its inception, Captiva has not been profitable, and we expect that Captiva’s operations will incur net losses for the foreseeable future.  We anticipate that the combined company will incur significant product development, administrative and sales and marketing expenses.  As a result, the combined company will need to generate significant quarterly revenues if it is to achieve and maintain profitability.  A substantial failure to achieve profitability could make it difficult or impossible for us to grow our business.  Accordingly, our business strategy may not be successful, and we may not generate significant revenues or achieve profitability.  Any failure to increase revenues significantly would also harm our ability to achieve and maintain profitability.  If we do achieve profitability in the future, we may not be able to sustain or increase profitability on a quarterly or annual basis.

                    We may not be able to integrate the Captiva management team with our management.

                    After the merger, the CEO of Captiva, Lynn Boggs, will be our CEO, and several members of Captiva’s management will also have important roles in our management.  Our current CEO, Henry Baroco, will become our President and Chief Operating Officer.  If Mr. Boggs and his team are not successfully integrated with our current management, our operations and financial results may suffer and the market price of our common stock may decline.  Further, the loss of any of our executive officers or key employees could have a material adverse effect on our business, operating results and financial condition.

                    The debt we will incur to pay the cash portion of the merger consideration will increase our debt to equity ratio and expose us to greater risks.

                    To finance the cash portion of the merger consideration, our debt will increase by approximately $6.0 million.  This additional leverage may:

•	increase our vulnerability to general adverse economic and industry conditions;

•

limit our flexibility in planning for, or reacting to, changes in our business and the financial technology industry, which may place us at a competitive disadvantage compared to our competitors that have less debt, and

•	limit, along with the possible financial and other restrictive covenants in our indebtedness, our ability to borrow additional funds.

We may borrow more than the $6.0 million needed to finance the cash portion of the merger consideration to pay for transaction costs and other working capital needs, which would further increase our risk.  Any of the foregoing could have a material adverse effect on us and our operations and financial results.

                    We do not yet know the terms of the financing we will use to pay the cash portion of the merger consideration.

                    We do not yet know whether we will use the Lightyear PBI Holdings backstop financing or an alternate source of financing.  In part because of the dilution associated with the Lightyear PBI Holdings backstop financing, we are seeking other financing on more attractive terms, but we cannot provide any assurances that we will succeed in doing so or that the terms thereof will be more favorable than the Lightyear PBI Holdings backstop financing.

                    Our acquisitions could result in integration difficulties, unexpected expenses, diversion of management’s attention and other negative consequences.

                    As part of our growth strategy, we plan to acquire complementary businesses, products and services.  We must integrate the technology, products and services, operations, systems and personnel of acquired businesses with our own and attempt to grow the acquired businesses as part of our company.  The integration of other businesses is a complex process and places significant demands on our management, financial, technical and other resources.  The successful integration of businesses we have acquired and may acquire in the future is critical to our future success, and if we are unsuccessful in integrating these businesses, our financial and operating performance could suffer.  The risks and challenges associated with the acquisition and integration of acquired businesses include:

•	we may be unable to centralize and consolidate our financial, operational and administrative functions with those of the businesses we acquire;

•	our management’s attention may be diverted from other business concerns;

•	we may be unable to retain and motivate key employees of an acquired company;

•	litigation, indemnification claims and other unforeseen claims and liabilities may arise from the acquisition or operation of acquired businesses;

•	the costs necessary to complete integration may exceed our expectations or outweigh some of the intended benefits of the transactions we complete;

•	we may be unable to maintain the customers or goodwill of an acquired business; and

•	the costs necessary to improve or replace the operating systems, products and services of acquired businesses may exceed our expectations.

                    Competition, restrictions under our credit facility, market conditions and other factors may impede our ability to acquire other businesses and may inhibit our growth.

                    We anticipate that a portion of our future growth may be accomplished through acquisitions.  The success of this strategy depends upon our ability to identify suitable acquisition candidates, reach agreements to acquire these companies, obtain necessary financing on acceptable terms and successfully integrate the operations of these businesses.  In pursuing acquisition and investment opportunities, we may compete with other companies that have similar growth strategies.  Many of these competitors are larger and have greater financial and other resources than we have.  This competition may render us unable to acquire businesses that could improve our growth or expand our operations.

                    Access to capital for growth and new product introduction or acquisitions may not be available.

                    A significant part of our growth plans rest on the development of new products, strategic acquisitions, and the formation of certain strategic alliances for the primary products of both companies.  The execution of these plans may require that we have access to additional capital.  Market conditions or our financial condition at the time this capital is needed may preclude access to new capital of any kind or to capital on terms acceptable to us.  Any of these developments could significantly hinder our ability to grow.

                    We may be unable to manage the growth of our business.

                    We believe that if our post-merger growth plan is successful, our business has the potential to grow in size and complexity.  If our management is unable to manage growth effectively, our business, operating results and financial condition could be adversely affected.  Any new sustained growth would be expected to place a significant strain on our management systems and operational resources.  We anticipate that new sustained growth, if any, will require us to recruit, hire and retain new managerial, finance, sales, marketing and support personnel.  We cannot be certain that we will be successful in recruiting, hiring or retaining such personnel.  Our ability to compete effectively and to manage our future growth, if any, will depend on our ability to maintain and improve operational, financial, and management information systems on a timely basis and to expand, train, motivate and manage our work force.  If we begin to grow, we cannot be certain that our personnel, systems, procedures, and controls will be adequate to support our operations.  Also, one element of our growth strategy is to actively evaluate and pursue strategic alliances with businesses that are complementary to our business.  We cannot be certain that we will be able to implement our growth strategy.

                    The failure to execute our growth plans may impact our ability to remain a publicly traded company.

                    Part of our business strategy involves growth either through the development of new products or the formation of strategic alliances.  These growth plans will require a substantial expenditure of time, money and other valuable resources.  Not only does this take resources away from our current business, but there is the chance that our strategy will not ultimately be successful.  In such event, the continued costs associated with being a publicly traded company may outweigh the anticipated organic growth of our current business, which could result in our being delisted from the Nasdaq SmallCap Market or engaging in a going private transaction.

                    We will continue to depend on the banking industry for clients.

                    Both our products and Captiva’s products are used almost exclusively by banks, primarily community banks.  Due to our dependence upon the banking industry, any events that adversely impact the industry in general and community banks in particular, could adversely affect us and our operations.

                    The banking industry is highly regulated, and changes in banking regulations could negatively affect our business.

                    Our banking customers are subject to the supervision of several state and federal government regulatory agencies.  If bank regulations change, or if new regulations are adopted to regulate the products and services offered or used by community financial institutions, we could suffer an increase in the costs of providing our products and services.  Moreover, if any new or revised regulations diminish the need for our services, we could lose customers and suffer a decline in revenues.

                    We are subject to government and private regulation, and an increase in regulatory requirements or tax burdens could adversely affect our business.

                    Various federal and state regulatory agencies examine our data processing operations from time to time.  These agencies can make findings or recommendations regarding various aspects of our operations, and we generally must follow those recommendations to continue our data processing operations.  If we fail to comply with these regulations, our operations and processing revenues could be negatively affected.   In addition, our business and that of Captiva is subject to review by these regulatory agencies.  If we do not conduct our business in compliance with applicable regulatory standards, the company and its operations could be adversely affected.

                    If our processing center or communications network suffers a systems failure or interruption, we may face customer service issues and be liable for damage suffered by our customers.

                    Captiva’s operations have depended, and the operations of the combined company following the merger will depend, upon our ability to protect our processing center, network infrastructure and equipment.  Damage to our systems or equipment, or those of third parties that we use, may be caused by natural disasters, human error, power and telecommunications failures, intentional acts of vandalism and similar events.  Although Captiva does have an off-site back-up server, it has only one processing center.  Interruption in our processing or communications services could delay transfers of our customers’ data, or damage or destroy the data.  Any of these occurrences could result in lawsuits or loss of customers and may also harm our reputation.

                    If our products and services contain errors, we may lose customers and revenues and be subject to claims for damages.

                    Our new products and services, and enhancements to our existing products and services, may have undetected errors or failures, or could fail to achieve market acceptance, despite testing by our current and potential customers and by us.  If we discover errors after we have introduced a new or updated product to the marketplace, we could experience, among other things:

•	delayed or lost revenues while we correct the errors;

•	a loss of customers or delay in market acceptance; and

•	additional and unexpected expenses to fund further product development.

Our agreements with our customers generally contain provisions designed to limit our exposure to potential product liability claims, such as disclaimers of warranties and limitations on liability for special, consequential and incidental damages.  These provisions may not be effective because of existing or future federal, state or local laws or ordinances, or unfavorable judicial decisions.  If our products and services fail to function properly, we could be subject to product liability claims, which could result in increased litigation expense, damage awards and harm to our business reputation.

                    Our plans to expand the number of products and services offered may not be successful and may lower our overall profit margin.

                    Part of our post-merger business strategy is to expand our offering of products and services.  Such services may generate a lower profit margin than our current products and services.  As a result, by offering additional products and services we may lower our overall profit margin.  The lowering of our profit margin may be viewed negatively by the stock market, possibly resulting in a reduction in our stock price.

                    We may be unable to adequately protect our proprietary technology.

                    After the merger, our success and ability to compete will depend largely upon the proprietary technology of the combined company.  Third party claims against our proprietary technology could negatively affect our business.  We cannot be certain that we have taken adequate steps to deter misappropriation or independent third-party development of our technology.  In addition, we cannot be certain that third parties will not assert infringement claims in the future or, if infringement claims are asserted, that such claims will be resolved in our favor.  Although we are not currently subject to any dispute either protecting our proprietary technology or asserting a third party claim against our proprietary technology, any infringement claims resolved against us could have a material adverse effect on our business, operating results and financial condition.

                    Lightyear PBI Holdings will continue to control the voting power of a majority of our stock and therefore will continue to  effectively control our management and policies.

                    Lightyear PBI Holdings, through its holdings of our Series A preferred stock and warrants convertible into common stock, owns, in the aggregate, approximately 52% of our common stock.  If the company utilizes the Lightyear PBI Holdings backstop financing or Lightyear PBI Holdings agrees to accept payment of its 2006 dividends in company securities in lieu of cash, Lightyear PBI Holdings may increase its ownership percentage of our common stock.  Moreover, if Lightyear PBI Holdings exercises its preemptive rights with respect to the company’s issuance of securities, Lightyear PBI Holdings could avoid being diluted by such issuances.  As a result of Lightyear PBI Holdings’s investment in the company, we have agreed to use our best efforts to cause four designees of Lightyear PBI Holdings to serve on our board of directors, which is composed of seven directors.  Four designees of Lightyear PBI Holdings currently serve on our board.  In addition, we are required to obtain the approval of the holders of the Series A preferred stock before taking certain actions.  In view of its large percentage of ownership and its rights as the holder of the Series A preferred stock, Lightyear PBI Holdings effectively controls – and will continue to control following the merger – our management and policies, such as the appointment of new management and the approval of any other action requiring the approval of the shareholders, including any amendments to our charter, a sale of all or substantially all of our assets or a merger.

                    Our revenues declined in the first six months of 2005 and may continue to decline.

                    Our revenues declined during the first six months of 2005 as compared to 2004.  Our revenue may not grow in the future.  This could cause the financial results of the company to suffer and have a negative effect on the market price of our common stock.

                    Technological changes may reduce the demand for our products and services or render them obsolete.

                    The introduction of new technologies and financial products and services can render existing technology products and services obsolete.  We expect other vendors to introduce new products and services, as well as enhancements to their existing products and services, that will compete with our current products and services and the products and services of Captiva.  To be successful, we must anticipate evolving industry trends, continue to apply advances in technology, enhance our existing products and services and develop or acquire new products and services to meet the demands of our customers.  We may not be successful in developing, acquiring or marketing new or enhanced products or services that respond to technological change or evolving customer needs.  We may also incur substantial costs in developing and employing new technologies.  If we fail to adapt to changes in technologies, we could lose customers and revenues, and fail to attract new customers or otherwise realize the benefits of costs we incur.

                    Financial institutions are subject to industry consolidation, and we may lose customers with little notice.

                    The banking industry is prone to consolidations that result from mergers and acquisitions.  Other financial institutions that do not use our products and services may acquire our existing customers or Captiva’s existing customers and then convert them to competing products and services.  Most of our contracts provide for a charge to the customer for early termination of the contract without cause, but these charges are insufficient to replace the recurring revenues that we would have received if the financial institution had continued as a customer.

                    As a result of the merger some of Captiva’s current clients may choose to discontinue their business relationship with Captiva.

                    Although we anticipate that Captiva’s existing customers will view the company’s purchase of Captiva as a benefit, some of Captiva’s existing customers may decide to discontinue their business relationship with Captiva because of the merger.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING INFORMATION

                    This proxy statement contains several “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements containing words like “believe,” “expect,” “anticipate,” “project,” “potential,” “seek,” “continue,” “will,” “may,” “could,” “intend,” “plan,” “estimate,” “goal,” and similar expressions.  Such statements include statements concerning our operations, prospects, strategies and financial condition, including our future economic performance, intent, plans and objectives, and the likelihood of success in developing and expanding our business.  These statements are based upon a number of assumptions and estimates that are subject to significant uncertainties, many of which are beyond our control.  Actual results may differ materially from those expressed or implied by such forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

                    We are a reporting company and file annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, proxy statements or other information that we file at the SEC’s public reference room at Room 1580, 100 F Street, N.E., Washington, D.C., 20549.  You can also request copies of these documents by writing to the SEC and paying a fee for the copying costs.  Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room.  Our public filings with the SEC are also available on the web site maintained by the SEC at http://www.sec.gov.

SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

                    The following selected unaudited pro forma consolidated financial data as of June 30, 2005 and for the year ended December 31, 2004 and the six months ended June 30, 2005 has been derived from the Unaudited Pro Forma Consolidated Financial Data of the company and Captiva found elsewhere in this proxy statement.  The selected pro forma consolidated financial data is based on the purchase method of accounting.  The pro forma balance sheet data is presented as if the merger had occurred on June 30, 2005.  The pro forma statement of operations data is presented as if the merger were effective as of January 1, 2004.  The pro forma financial data is presented for informational purposes.  The selected pro forma consolidated financial data is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the events described had been consummated on any date.  The selected pro forma data does not include any adjustments for the KVI leasing business the company acquired in August 2005.  You should read the following selected pro forma consolidated financial data along with the Unaudited Pro Forma Consolidated Financial Data and notes to that data and the other information contained elsewhere in this proxy statement.

Statement of Operations Data:

	Pro Forma

	Year Ended December 31, 2004	Six Months Ended June 30, 2005

	(Unaudited)
REVENUES	$41,551	$19,624
COSTS AND EXPENSES:
Cost of goods sold	577	256
General and Administrative	17,188	8,324
Selling and Marketing	18,008	8,947
Research and Development	369	116
Amortization	1,463	570
Other operating expense	1,723	26

Total costs and expenses	39,328	18,239

Operating income	2,223	1,385
OTHER EXPENSES:
Interest expense, net	(1,620)	(716)
Other income	266

Total other expenses	(1,354)	(716)

Income before provision for income taxes	869	669
Provision (benefit) for income taxes	(633)	261

NET INCOME	1,502	408
PREFERRED STOCK DIVIDENDS	(2,056)	(1,080)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(554)	$(672)

LOSS PER SHARE:
Basic	$(0.04)	$(0.04)

Diluted	$(0.04)	$(0.04)

WEIGHTED AVERAGE
COMMON SHARES OUTSTANDING:
Basic	15,106	15,480

Diluted	15,106	15,480

Balance Sheet Data:

Pro Forma June 30, 2005 (unaudited)

Cash on cash equivalents	$261
Working capital	1,414
Total Assets	28,195
Long-term debt, net of warrant portion	5,688
Shareholders’ equity	16,195

PROPOSAL 1
APPROVAL OF THE MERGER AND THE ISSUANCE
OF SECURITIES IN CONNECTION THEREWITH

Overview of the Merger

                    We are seeking approval of the merger agreement dated October 20, 2005 (the “merger agreement”) among the company, CSL Acquisition Corporation, a Tennessee corporation and a wholly owned subsidiary of the company (“Merger Sub”), Captiva Solutions, LLC, a Georgia limited liability company (“Captiva”), and certain members of Captiva, and related transactions.  If the merger is approved, we will acquire the business of Captiva in exchange for $6.0 million in cash, 757,576 shares of our common stock, and a potential earnout payment of up to 1,212,122 additional shares of our common stock.  We expect to finance the cash portion of the purchase price through borrowings under a bank credit facility, the proceeds of a backstop financing commitment made by Lightyear PBI Holdings for up to $10 million or through other means.  If Lightyear PBI Holdings provides the financing for the merger, we also would issue to Lightyear PBI Holdings warrants to purchase up to 5,303,030 shares of our common stock and, if requested by a special committee of our disinterested directors, Lightyear PBI Holdings would accept payment, in lieu of $2.0 million of cash dividends on its Series A preferred stock payable during 2006, in the form of 1,894 shares of our Series A preferred stock plus warrants that are exercisable for 1,515,200 shares of our common stock at an exercise price of $1.32 per share.  Lightyear PBI Holdings also has indicated it also will consider accepting payment of the 2006 dividends in kind rather than in cash as described above if the company obtains alternate third party financing of the merger.  A copy of the merger agreement is attached to this proxy statement as Annex A.

Background of the Merger

                    One of our strategies is to grow our business through acquisitions.  We have been engaged in discussions with various parties concerning potential transactions during fiscal 2005 and have completed two other acquisitions during this period.

                    On April 1, 2005, Lynn Boggs formed Captiva, and on June 1, 2005, Captiva completed the purchase of a core processing business.  During this period, the company was pursuing other acquisition opportunities but was aware of Captiva’s activities through Mr. Baroco’s relationship with Mr. Boggs and informal discussions.

                    In late July 2005, the company ended discussions with another party to a potential transaction, and management engaged in a review of the company’s strategic opportunities.  At a board meeting on August 3, 2005, with Mr. Sturm not present because of his beneficial ownership of an equity interest in Captiva, the board determined to pursue more formal discussions with Captiva regarding a possible transaction.  The board designated a lead director to work with management on negotiating the terms of a possible transaction and decided to engage an investment banking firm to consider the fairness to the company of any transaction, from a financial point of view, and to render a fairness opinion for a transaction, if negotiated.  That week, the parties executed a confidentiality agreement, and Captiva provided detailed information about its operations to the company for review.  Representatives of the parties met the following week to discuss a potential transaction.  During this period, the company considered and solicited proposals from a number of investment banking firms before negotiating terms of engagement with Lane, Berry & Co. International, LLC (“Lane Berry”).

                    On August 18, 2005, the board (without Mr. Sturm) met to discuss the potential transaction further.  At this meeting, the board authorized the company to continue negotiations with Captiva and formally retained Lane Berry.

                    Representatives of the parties met again on August 24, 2005 to share additional information and continued to discuss the parameters of a potential transaction through the end of the month.  On August 31, 2005, representatives of the parties met, and the company delivered to Captiva a proposed letter of intent, which was nonbinding other than with respect to customary terms such as confidentiality and the payment of expenses.

                    The parties negotiated the terms of the proposed letter of intent during the first two weeks of September.  On September 14, 2005, Captiva indicated that it was unwilling to proceed unless Lightyear PBI Holdings agreed to provide backstop financing to eliminate any financing contingency for the proposed transaction.  On September 14, 2005,

Lightyear PBI Holdings indicated a preliminary willingness to consider providing such financing if the company were to be unable to obtain alternative financing, and Lightyear PBI Holdings and the company began discussions regarding the terms of this potential backstop financing.  On September 15, 2005, a special committee consisting of directors Robert A. McCabe, Jr. and David B. Ingram (the two directors not affiliated with Lightyear PBI Holdings or Captiva) was appointed to consider the financing.  The committee and management negotiated the terms of the backstop financing with Lightyear PBI Holdings until terms were agreed upon on September 19, 2005, and approved by the special committee, at which time Lightyear PBI Holdings delivered a financing commitment to the company.

                    Thereafter, negotiations with Captiva on the proposed letter of intent resumed and continued until a letter of intent was approved by the board (without Mr. Sturm) and was executed by the company and Captiva on September 29, 2005.  The company then began its due diligence review on Captiva’s business and operations, including on-site meetings in Atlanta, Georgia and Denver, Colorado.  The parties and their representatives also commenced negotiations of the terms of the merger agreement during this period.  At a special meeting of the company’s board on October 17, 2005, the board (without Mr. Sturm’s participation or attendance) approved the merger agreement and the terms of the transaction, and authorized management to finalize the related documentation.  On October 20, 2005, the parties signed the merger agreement, which was announced on October 21, 2005.

Reasons for the Merger, Factors Considered by the Board, Recommendation.

                    Our board believes that Captiva is an attractive acquisition candidate.  It also believes that the terms of the merger are consistent with the long-term business strategies of the company and are fair to and in the best interests of the company and its shareholders.  In reaching these determinations, the board (without Mr. Sturm) considered the following factors, which were viewed as material:

•	the acquisition combines the company’s established infrastructure with a growth platform in core processing, which provides expanded growth opportunities;
•	the combination will strengthen the management team of the company;
•	key members of the management teams, including Mr. Baroco and Mr. Boggs, have worked together previously and have a good working relationship;
•	the combination will broaden our acquisition opportunities by allowing us to pursue add-on products to the core processing technology;
•	the combination will provide an opportunity to access customer relationships through bankers’ banks relationships; and
•	the combination creates the opportunity for growth in our current products through cross-marketing to an emerging core processing client base.

The board also considered a number of potentially negative factors in its deliberations including:

•	the matters discussed under “Interests of Certain Persons in the Merger”;
•	the lower acquisition price paid by Captiva for its core assets in June 2005;
•	the short operating history of Captiva;
•	the unproven growth plans for the Captiva business;
•	the regulatory environment in which Captiva operates;
•	the debt being incurred to finance the transaction; and
•	the initially dilutive effect of the transaction on earnings.

                    This discussion of the information and factors considered and given weight by the board is not intended to be exhaustive, but is believed to address the material information and factors considered by the board.  In view of the number and variety of these factors, the board did not find it practicable to make specific assessments of, or otherwise assign relative weights to, the specific factors and analyses considered in reaching its determination.  The determination to approve the transaction was made after consideration of all of the factors and analyses as a whole.  In addition, individual members of the board may have given different weights to different factors.

                    Our board (without Mr. Sturm), after careful consideration, has approved the merger agreement.  A special committee of disinterested directors has negotiated the Lightyear PBI Holdings backstop financing and will determine whether the company should use such financing.  If you vote “FOR” proposal number 1 you will be voting to approve the merger agreement, together with the transactions contemplated thereby, including:

•	the issuance of 757,576 shares of our common stock at closing;
•	a potential issuance of up to an additional 1,212,122 shares of our common stock to the Captiva members pursuant to an earnout obligation in the merger agreement; and
•	in connection with the financing of the merger under certain circumstances, the issuance of various securities to Lightyear PBI Holdings as described below under “Financing for the Merger.”

          Our board recommends that you vote “FOR” the merger and the issuance of securities in connection thereof.

Financing for the Merger

                    We expect to fund the cash portion of the merger consideration with a combination of cash on hand and debt.  The company is presently seeking financing and is engaged in negotiations with third party financing sources.  If the company is unable to procure an alternative source of third party financing before the closing of the merger for all or part of the funds we need, we will borrow up to $10,000,000 pursuant to a backstop financing commitment from Lightyear PBI Holdings, which owns shares of our Series A preferred stock representing approximately 52% of the votes entitled to be cast by the holders of our capital stock.  The minimum borrowing pursuant to the backstop financing is $2.5 million, and the company may borrow an additional $500,000 and then in $1 million increments thereafter.  This loan would be evidenced by a senior subordinated note that would bear interest at the rate of 12% per annum.  The Lightyear note would mature on the fifth anniversary of the closing of the merger.  Interest would be payable on the Lightyear note semi-annually in arrears on January 1 and July 1 of each year and on the note’s maturity date.  The company would have the ability to redeem the Lightyear note at any time at 100% of its principal amount plus any accrued and unpaid interest.

                    If the company draws on the backstop financing commitment from Lightyear PBI Holdings, upon the closing of the financing and the merger we would issue warrants to Lightyear PBI Holdings under which Lightyear PBI Holdings would have the right to purchase a number of shares of our common stock equal to 70% of the principal amount of the loan divided by $1.32, which is the price per share of the common stock to be issued in the merger.  If the company borrows the full $10 million, the warrants would give Lightyear PBI Holdings the right to purchase 5,303,030 shares of common stock. The warrants would be issued under a warrant agreement and other documentation satisfactory to Lightyear PBI Holdings and to us.  The documentation would include anti-dilution provisions, registration rights and other customary provisions, all on terms substantially consistent with the warrants Lightyear PBI Holdings currently holds.

                    In connection with the loan, Lightyear PBI Holdings has agreed that it would accept, in lieu of the scheduled $2,000,000 cash dividend payments in 2006 with respect to the Series A preferred stock, 1,894 additional shares of Series A preferred stock and additional warrants to purchase 1,515,200 shares of company common stock on terms substantially similar to those contained in the Amended and Restated Securities Purchase Agreement, dated December 24, 2003, between Lightyear PBI Holdings and the company, except that the exercise price of such warrants accepted in lieu of cash dividend payments would be $1.32 per share, which is the price used for valuation of equity in the merger.  The number of shares to be purchased pursuant to the warrant was determined by dividing the cash dividend amount by $1.32. In accordance with the formula set in the original financing by Lightyear PBI Holdings, the number of shares of Series A preferred stock was determined by dividing the number of warrant shares by 800. The warrants and Series A preferred stock would then be issued at the closing of the merger.  The 1,894 shares of Series A preferred stock will not begin to accrue dividends until January 1, 2007. The special committee of disinterested directors will have the option to choose the foregoing “payment in kind” dividend arrangement at the closing of the merger.  If the committee does not choose that option, the company will continue to be obligated to pay during 2006 the scheduled cash dividends of $500,000 per quarter on the outstanding Series A preferred stock.

                    The shares of Series A preferred stock will, if issued, be entitled to cumulative cash dividends at the annual rate of 10% of the liquidation preference, payable quarterly in arrears, when and as declared by the board of directors beginning January 1, 2007.  The Series A preferred stock has a liquidation preference superior to the common stock and, to the extent required by the terms of the company’s Series B preferred stock, on a parity with the currently outstanding Series B preferred stock. The liquidation preference is equal to the purchase price of such stock, which will be $2,000,000 (the amount of the cash dividends which will not be paid as scheduled in 2006), plus all accrued but unpaid dividends. Each share of Series A preferred stock initially will be entitled to 800 votes per share. As a result of the additional 1,894 shares of Series A preferred stock that may be issued to Lightyear PBI Holdings, it initially will have additional voting rights equivalent to 1,515,200 shares of common stock.  The dividend rate and the voting rights of the Series A preferred stock will be proportionately reduced as any portion of the warrant is exercised such that, upon full exercise of the warrant, the Series A preferred stock will have no rights to any dividend and no voting rights.

                    The Series A preferred stock is not convertible into common stock. In addition, the approval of the holders of the Series A preferred stock will be necessary prior to certain significant corporate actions or transactions.

                    There is no adjustment to the exercise price of the warrants for subsequent issuances of the company’s common stock below market price or below the exercise price of the warrants. There also is no adjustment for subsequent declines in the market price of the company’s common stock. The payment of the exercise price may be made, at the option of the registered holder of the warrants, (a) in cash, (b) by wire transfer payable to the order of the company, (c) on a net basis, such that the holder receives that number of shares of common stock that would otherwise be issuable upon the exercise of the warrants less that number of shares of common stock having a current market price equal to the aggregate exercise price, or (d) in shares of Series A preferred stock, such that the holder receives that number of shares of common stock issuable upon exercise of the warrant upon surrender to the company of that number of shares of Series A preferred stock having an aggregate liquidation preference equal to the aggregate exercise price.  The warrant, or any part of it, can be exercised on or before the tenth anniversary of the closing date of the merger.

                    The company has agreed that if Lightyear PBI Holdings helps to finance the merger, the company will reimburse Lightyear PBI Holdings and its affiliates for up to $100,000 in out-of-pocket expenses incurred in connection with making the loan and pay a funding fee in the amount of 2.5% of the loan amount

                    With the cooperation of Captiva management, we are actively seeking financing on terms better than those available from Lightyear PBI Holdings, but we can provide no assurances that such alternative financing will be available.  Lightyear PBI Holdings has indicated that, if requested, it is willing to consider foregoing the cash payment of dividends on the Series A preferred stock during calendar year 2006 in exchange for additional shares of Series A preferred stock and warrants in connection with any such third-party financing.  Any decisions to be made by the company in connection with financing of the transaction, including the selection between alternative financing sources, will be made by a special committee of disinterested directors composed of David B. Ingram and Robert A. McCabe, Jr.

Lightyear PBI Holdings Preemptive Rights

                    Pursuant to the securityholders agreement Lightyear PBI Holdings entered into with the company in connection with its original investment in the company, Lightyear PBI Holdings is entitled to purchase securities on a pro rata basis from the company when the company sells or otherwise issues securities to other persons.  This “preemptive right” allows Lightyear PBI Holdings to avoid having its ownership percentage diluted by new issuances of company securities.  These preemptive rights apply to all of the issuances of securities in connection with the merger to other persons including the 757,576 shares to be issued at closing, the potential issuance of up to an additional 1,212,122 shares of our common stock to the Captiva members pursuant to an earnout obligation in the merger agreement, and options grants covering an aggregate of 3 ,374,710 shares on October 20, 2005.  In the case of the earnout shares and the option grants, Lightyear PBI Holdings must decide whether to purchase those shares currently rather than at the time the earnout shares are earned or the options are exercised, although the purchase related to the earnout shares would not be made until the earnout payment is made and will be made in proportion to the earnout payment.  We do not know whether Lightyear PBI Holdings will exercise all or a portion of these preemptive rights.  If exercised, new shares would be sold to Lightyear PBI Holdings that would further dilute the shareholders of the company other than Lightyear PBI Holdings.

Opinion of Financial Advisor to the Board

                    The board retained Lane Berry to render an opinion with respect to the fairness to the company, from a financial point of view, of the consideration to be paid by the company pursuant to the terms of the merger agreement.  Lane Berry is a nationally recognized investment banking firm.  As part of its business, Lane Berry is frequently engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, sales and divestitures, joint ventures and strategic partnerships, private financings and other specialized studies.  The board selected Lane Berry because of its financial services technology industry expertise and expertise in mergers and acquisitions and in performing valuation and fairness analyses.  Lane Berry does not beneficially own nor has it ever beneficially owned any interest in the company or Captiva.

                    On October 17, 2005, Lane Berry delivered to the board its oral opinion, subsequently confirmed in writing, that as of such date, based on and subject to the matters described in the opinion, including the various assumptions and limitations set forth therein and based upon such other matters as it considered relevant, the consideration to be paid by the company in the transaction is fair to the company from a financial point of view.  The company did not impose any limits on the scope of Lane Berry’s investigations or the procedures to be followed by Lane Berry in rendering its fairness opinion.

                    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  The following is a brief summary and general description of the valuation methodologies utilized by Lane Berry in preparing its fairness opinion.  The summary does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by Lane Berry or a complete description of its presentation.  Lane Berry believes, and so advised the board, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinions.

                    The complete text of Lane Berry’s written opinion is attached hereto as Annex D.  The summary of the opinion set forth below is qualified in its entirety by reference to the opinion.  Please read the opinion carefully in its entirety for a description of the procedures followed, the factors considered and assumptions made by Lane Berry.

                    This fairness opinion was prepared for the benefit and use of the board in its consideration of the merger.  This fairness opinion did not constitute a recommendation to the board as to how it should vote in connection with the merger, and does not constitute a recommendation to our shareholders as to how they should vote in connection with the merger.  The fairness opinion does not address the relative merits of the merger or any other transactions or business strategies discussed by the board as alternatives to the merger or the underlying business decision of the board to proceed with or effect the transactions contemplated by the merger agreement, and only addresses the fairness of the consideration to be paid by the company from a financial point of view.  In addition, while Lane Berry noted the potential earnout payment payable by the company under the merger agreement in certain circumstances and the potential payouts thereunder, Lane Berry did not consider the financial impact of the potential earnout payment in connection with this opinion because the potential earnout payment will be based upon one or more acquisitions made in the future upon terms not known at this time.  The board will have to approve any proposed future acquisition separately from this transaction and will need to consider the potential earnout payment in connection with deliberations on a specific acquisition that meets the definition of an acquired business under the merger agreement.  The financial impact of the potential earnout payment can not be evaluated at this time because of the uncertainty of (i) whether there would be any acquired business in the twelve months following the closing, (ii) the purchase price of such acquired business, (iii) what margins or earnings would be contributed by such acquired business, and (iv) the amount of 2006 annualized revenues from such acquired business which revenues would be used to determine the potential earnout payment.  Lane Berry assumed for purposes of the opinion that the merger consideration is not increased as a result of the acquisition prior to closing of either or both acquisition targets, as such term is used in the merger agreement.

                    Lane Berry has not been requested and does not intend to update, revise or reaffirm the fairness opinion, including reflecting any circumstances or events that have occurred since the date of the merger agreement.  You should understand that the fairness opinion speaks only as of its date.  Events that could affect the fairness of the transaction contemplated by the merger agreement, from a financial point of view, to the company include adverse changes in industry performance or market conditions and changes to our business, financial condition and results of operations.

                    In connection with the preparation of Lane Berry’s fairness opinion, Lane Berry, among other things:

•	reviewed audited historical and unaudited interim financial statements regarding Captiva;

•	reviewed the financial terms and conditions of the merger agreement;

•

reviewed and discussed with representatives of Captiva and the company certain information of a business and financial nature furnished to us by them including financial projections and related assumptions about Captiva prepared by the management of Captiva and the company;

•

compared certain financial data for Captiva with certain publicly available information concerning other companies engaged in businesses which Lane Berry believes to be generally comparable to Captiva’s business;

•

considered certain publicly available information concerning the terms of certain recent business combinations that Lane Berry deems to be comparable, in whole or in part, to the terms of the transaction;

•	made inquiries regarding and discussed the transaction, merger agreement and other matters related thereto with our senior management; and

•	performed such other analyses and considered such other information as Lane Berry deemed appropriate.

                    In conducting its review and arriving at its fairness opinion, Lane Berry relied on and assumed the accuracy and completeness of the financial statements and other information it obtained from Captiva and the company and its other customary third-party sources and did not assume independent responsibility to verify this information.  Lane Berry further relied on the assurances of Captiva’s management that the information obtained from Captiva was prepared on a reasonable basis in accordance with industry practice, and with respect to financial planning data, reflected the best currently available estimates and good faith judgments of Captiva’s management as to Captiva’s expected future financial performance, and that Captiva’s management was not aware of any information or facts that would make the information provided to Lane Berry incomplete or misleading.

                    Captiva does not publicly disclose internal management forecasts of the type provided to Lane Berry in connection with its review of the merger.  These forecasts were not prepared with a view toward public disclosure.  In addition, the forecasts were based on numerous variables and assumptions that are inherently uncertain, including factors related to general economic and competitive conditions.  Accordingly, actual results could vary significantly from the results set forth in these forecasts.  Lane Berry has expressed no opinion with respect to any financial projections and forecasts or the assumptions upon which they are based.

                    In rendering its fairness opinion, Lane Berry did not perform any independent appraisal or valuation of any of Captiva’s assets or liabilities and was not furnished with any such appraisals or valuations.

                    Lane Berry did not undertake any independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities to which Captiva or any of its affiliates are a party or may be subject.  In addition, Lane Berry relied on the advice of counsel to the company as to all legal matters with respect to Captiva, the merger and the merger agreement.  Although developments following the date of Lane Berry’s fairness opinion may affect the opinion, Lane Berry assumed no obligation to update, revise or reaffirm the opinion.  The opinion was necessarily based on business, economic, market and other conditions as they existed on the date of the opinion and could be evaluated by Lane Berry at such date.

Strategic Rationale

                    Lane Berry did not address the underlying business decision of the company’s board to proceed with the merger.  However, in conducting its analysis, it did consider certain qualitative factors concerning the value that Captiva represents to the company as part of the combined entity that would be more difficult for the company to realize alone.  Among other considerations, these factors included the value of Captiva’s core bank processing services, the depth and strength of the company’s relationships with community banks, the opportunity the acquisition may offer in driving the cross-sale of other software and services to the banks, and the strength of the combined entity as a platform to acquire other bank software and service businesses to create a comprehensive product suite.  In delivering its opinion to the board, Lane Berry did not attempt to quantify such strategic benefits to the company or to assign relative weights to these judgments and qualitative factors as compared to the quantitative factors described below.  This strategic value is not susceptible to accurate prediction and Lane Berry did not include any such projected benefits to the company in the valuations of Captiva’s enterprise value described below.

                    Following is a summary description of the valuation methodologies employed by Lane Berry in conjunction with rendering its opinion to the board.

Comparable Transaction Analysis

                    Lane Berry reviewed certain financial information for a number of merger and acquisition transactions of companies that Lane Berry deemed comparable to Captiva, which included seventeen transactions concerning companies in the business of providing various software and services to banks and financial institutions.  Lane Berry selected the following transactions as comparable:

Seller	Buyer

The BISYS Group, Inc., Information Services Group	Open Solutions Inc.
Brasfield Corporation	Metavante Corporation
COWWW Software, Inc.	Open Solutions Inc.
SOSystems	Open Solutions Inc.
CGI Group, Inc., US Services to Credit Unions	Open Solutions Inc.
Intrieve, Incorporated	John H. Harland Company
Incurrent Solutions, Inc.	Online Resources Corporation
InterCept, Inc.	Fidelity National Financial, Inc.
Datawest Solutions, Inc.	Open Solutions Inc.
re: Member Data Services, Inc.	Open Solutions Inc.
The Kirchman Corporation and Advanced Financial Solutions, Inc.	Metavante Corporation
Aurum Technology, Inc.	Fidelity National Financial, Inc.
Sanchez Computer Associates, Inc.	Fidelity National Financial, Inc.
Electronic Data Systems Corporation, Credit Union Industry Group	Fiserv, Inc.
Premier Systems, Inc.	John H. Harland Company
ALLTEL Information Services, Inc., financial services division	Fidelity National Financial, Inc.
Sparak Financial Systems, L.L.C.	John H. Harland Company

                    Lane Berry calculated certain financial ratios of the comparable merger and acquisition transactions based on the most recent public available information, Wall Street research projections and Captiva’s forecasted financial information, including the multiples of enterprise value (“EV”) to 2006 projected revenue and EV to 2007 projected earnings before interest, taxes, depreciation and amortization (“EBITDA”).  The analysis showed that the multiples exhibited by the comparable transactions were as follows:

Multiple	Median	Plus 10% Median	Minus 10% Median

EV to 2006E Revenue	1.5x	1.7x	1.4x
EV to 2007E EBITDA	9.3x	10.3x	8.4x

                    Lane Berry derived indications of Captiva’s enterprise value by applying the selected revenue and EBITDA multiples to Captiva’s projected 2006 revenue and projected 2007 EBITDA.  Based on the above, the resulting indications for Captiva’s EV ranged from $4.8 million to $7.4 million.

                    No company or transaction used in the comparable transaction analysis is identical to Captiva or the merger.  In evaluating the comparable transactions, Lane Berry made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Captiva’s control.  Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the comparable transactions.

Comparable Public Company Analysis

                    Lane Berry reviewed certain financial information for a number of publicly traded companies that it deemed comparable to Captiva, which included seven companies in the business of providing various software and services to banks and financial institutions.  Lane Berry selected the following as comparable companies to Captiva:

Tier I

•	Fiserv, Inc.

•	Jack Henry & Associates, Inc.

•	Open Solutions Inc.

Tier II

•	eFunds Corporation

•	Digital Insight Corporation

•	Online Resources Corporation

•	Corillian Corporation

                    Lane Berry considered the Tier I companies to be the most comparable to Captiva.  Captiva provides core bank processing software and services to banks as do the Tier I companies.  In contrast, the Tier II comparable companies provide other software and services to banks outside of core bank processing.

                    Lane Berry calculated certain financial ratios of the comparable companies based on the most recent publicly available information, Wall Street research projections and Captiva’s forecasted financial information, including the multiples of EV to 2006 projected revenue and EV to 2007 projected EBITDA.  The analysis showed that the multiples exhibited by the Tier I comparable companies were as follows:

Multiple	Median	Plus 10% Median	Minus 10% Median

EV to 2006E Revenue	2.3x	2.5x	2.0x
EV to 2007E EBITDA	8.4x	9.2x	7.5x

                    Lane Berry derived indications of Captiva’s enterprise value by applying the selected revenue and EBITDA multiples to Captiva’s projected 2006 revenue and projected 2007 EBITDA.  Based on the above, the resulting indications for Captiva’s EV ranged from $5.4 million to $8.9 million.

                    No company used in the comparable public company analysis is identical to Captiva.  Among other things, all of the chosen comparable companies are significantly larger than Captiva.  In selecting and evaluating the comparable companies, Lane Berry made judgments and assumptions regarding industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond Captiva’s control.  Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading values of the comparable companies and the relevance of their market valuation to the implied valuation of Captiva.

Discounted Cash Flow Analysis

                    Lane Berry performed a discounted cash flow analysis on Captiva using management’s projections assuming Captiva remains an independent company.  This analysis was performed to determine the present value of the projected, after-tax, unlevered free cash flows of Captiva for the years 2006 through 2008 using discount rates ranging from 10% to 20% and EBITDA terminal multiples ranging from 7.0x to 9.0x.  Lane Berry’s selection of the range in discount rates was based upon a weighted average cost of capital (“WACC”) of 10.4%, plus a premium of up to approximately 10%, reflecting the relatively higher degree of risk associated with Captiva’s financial projections than the comparable companies which were used to calculate the WACC.  Lane Berry’s selection of the range in terminal multiples was based upon the multiples paid in comparable merger and acquisition transactions.  Based on the above, the resulting indications for Captiva’s EV ranged from $9.6 million to $16.1 million.

Fees and Expenses

                    Under the company’s letter agreement with Lane Berry, the company is obligated to pay Lane Berry a fee equal to $125,000 plus its reasonable out-of-pocket expenses incurred in connection with the rendering of the fairness opinion.  The company has further agreed to indemnify Lane Berry against certain liabilities and expenses in connection with the rendering of its services.  No portion of the fee is contingent upon the consummation of the merger or the conclusions reached in Lane Berry’s opinion.

Interests of Certain Persons in the Merger

          Adoption of the Private Business, Inc. 2005 Long-Term Equity Incentive Plan and Grant of Options Thereunder

                    In connection with the merger, we established the Private Business, Inc. 2005 Long-Term Equity Incentive Plan, which is subject to shareholder approval as described in Proposal No. 2.  Under the 2005 Plan, we reserved for issuance 5,036,880 shares of our common stock, which represents 15% of the number of our fully-diluted shares outstanding.  The calculation of fully-diluted shares for this purpose includes, without duplication, the 16,000,000 shares represented by the Series A preferred stock and related warrants held by Lightyear PBI Holdings, but it excludes the warrants that Lightyear PBI Holdings would receive if it provides financing for the merger transaction and excludes the Series A preferred stock and warrants that Lightyear PBI Holdings would receive if the special committee of the board elects the payment in kind dividend arrangement for 2006 as described above in “Financing for the Merger.”  On October 20, 2005, the date the merger agreement was signed, our compensation committee (without Mr. Sturm) granted options under the 2005 Plan exercisable for 3,374,710 shares of our common stock at an exercise price of $1.32 per share to members of the company’s and Captiva’s management teams.  Options granted to our officers and directors and to the officers of Captiva under the 2005 Plan are shown on the following table:

Number of Options

Henry M. Baroco
Chief Executive Officer	300,000
J. Scott Craighead
Chief Financial Officer	200,000
Brian P. O’Neill
Executive Vice President Strategic Development	25,000
Glenn Sturm
Director (and also a Captiva member)	670,000

Name and Position with Captiva

G. Lynn Boggs
Chief Executive Officer	779,710
Scott R. Meyerhoff
Executive Vice President Finance	450,000
W. Todd Shiver
Senior Vice President and Secretary	400,000
Matthew W. Pribus
Senior Vice President	400,000

                    The exercise price of options granted under the 2005 Plan on October 20, 2005 was $1.32 per share, and the closing price of the company’s common stock on the Nasdaq SmallCap Market on that date was $1.22 per share.  The options are contingent upon closing of the merger and approval of the 2005 Plan.  The options will vest 25% on each of the first four anniversaries following the closing of the merger subject to continued employment.  Effective upon the closing of the merger, Mr. Boggs will become the company’s new Chief Executive Officer and Mr. Meyerhoff, Mr. Shiver and Mr. Pribus will become officers of the company.

          Interests of Mr. Sturm in the Merger

                    Glenn W. Sturm, one of our directors, is the beneficial owner of approximately 37% of the equity interests in Captiva.  In addition to the options granted to Mr. Sturm as described above, Mr. Sturm or a family limited liability partnership he beneficially owns will receive the following:

•	repayment of its original $25,000 investment in Captiva at closing;
•	repayment of its $125,000 loan to Captiva, with interest, at closing;
•	the cancellation of his personal guarantee of a $500,000 bank loan to Captiva that will be repaid from the cash portion of the merger consideration;
•	approximately $920,000 in cash at closing from the cash portion of the merger consideration after all debt and certain other obligations are repaid;
•	approximately 279,000 shares of our common stock at closing; and
•	up to approximately 447,000 additional shares of our common stock as part of the earnout payment under the merger agreement.

Mr. Sturm also entered into a directors agreement whereby he agreed to serve on the Audit Committee and board for up to two years subject to applicable federal law and NASD rules and regulations.  Mr. Sturm’s family limited liability partnership referenced above will be liable for indemnification under the terms of the merger agreement and will receive registration rights with respect to the shares it receives as part of the merger consideration.

          Interests of Lightyear PBI Holdings in the Merger

                    We intend to fund the merger with a combination of cash on hand and debt.  Unless we obtain an alternative source of financing before closing the merger, the debt will be in the form of a loan from Lightyear PBI Holdings.  See “Financing for the Merger” on page 25.

          Interests of Mr. Baroco in the Merger

                    If the merger is closed, Henry Baroco, a member of our board of directors and our current chief executive officer, will resign from the board and will become our President and Chief Operating Officer.  Mr. Baroco has agreed to amend his employment agreement in connection with the merger to reflect his employment as President and Chief Operating Officer.  Mr. Baroco was granted 300,000 options under the 2005 Plan as described above on October 20, 2005.  The company’s compensation committee (without Mr. Sturm) also granted options for 155,000 fully-vested shares to Mr. Baroco under the company’s current stock option plan and fully-vested an existing option to purchase 100,000 shares of our common stock, in each case contingent upon the closing of the merger.

Accounting Treatment of the Merger

                    The merger will be accounted for as a purchase of Captiva by the company.  Under this method of accounting, Captiva will be treated as a separate entity for periods before the completion of the merger.  After the merger becomes effective, Captiva’s financial results will be consolidated with the company’s financial results.  Unaudited pro forma consolidated financial statements giving effect to the merger are presented under “Pro Forma Consolidated Financial Data.”

Dissenters’ Rights

                    There are no dissenters rights with respect to the merger.

Regulatory Approvals Relating to the Merger

                    No regulatory approvals are required with respect to the merger.

THE AGREEMENT AND PLAN OF MERGER AND RELATED AGREEMENTS

General

                    The descriptions contained in this proxy statement regarding the material terms of the merger agreement among the company, CSL Acquisition Corporation, Captiva and certain of the Captiva members (the “Captiva Signatories”) are qualified in their entirety by reference to the merger agreement attached as Annex A, which is incorporated into this proxy statement.  The Captiva Signatories are: Lynn Boggs, who will become our CEO upon the merger; an entity owned by Glenn Sturm, who is one of our directors; and Todd Shiver and Matt Pribus, who are executive officers of Captiva and who will become officers of the company upon the merger.  You should carefully read the merger agreement, which governs the terms of the merger.

                    We entered into the merger agreement with Captiva on October 20, 2005.  The following information summarizes the terms of the merger agreement.

Effective Time of the Merger

                    The merger agreement provides that the closing of the merger will take place as soon as practicable after the last condition precedent to closing has been satisfied or waived.  Concurrently with the closing, we will file articles of merger and all other necessary documents with the Secretaries of State of the States of Tennessee and Georgia to complete the merger.  The merger will become effective at the time the articles of merger have been accepted by the Tennessee and Georgia Secretaries of State, or at another time as the parties may agree, which will be specified in the articles of merger.  There can be no assurances as to whether, and on what date, the conditions will be satisfied or that the parties will complete the merger at all.  If the merger is not completed on or before December 31, 2005, either we or Captiva may terminate the merger agreement, except that a party may not terminate the merger agreement if that party’s failure to fulfill any of its obligations under the merger agreement was the cause of the merger not being completed by that date.

Merger Consideration

                    When the merger occurs, the issued and outstanding units of Captiva will be converted into the right to receive an aggregate of:

(a)	$6.0 million, from which Captiva’s debts and certain other obligations will be paid before the remainder will be distributed to Captiva’s members;

(b)	757,576 shares of our common stock; and

(c)	up to 1,212,122 shares of our common stock as a potential earnout payment.

                    The exact number of earnout shares will be that number of shares having an aggregate market value (capped at $1,600,000) equal to 10% of annualized average monthly revenue during 2006 earned by certain businesses that the combined company acquires during fiscal 2006.  Captiva and the company currently are considering the acquisition of businesses with aggregate annual revenues of approximately $13 million that would be eligible for inclusion in the calculation of the earnout shares.  There can be no assurance as to whether these transactions will be consummated.

                    For purposes of calculating the market value of the shares, we will use the price of $1.32 per share, the average closing price of the company’s common stock for the 10 days ending two days before October 20, 2005 the date the merger agreement was signed.  The earnout payment will be calculated upon the completion of the company’s audit for its 2006 fiscal year.  To the extent earned the earnout shares will be delivered no later than the fifth business day following the date on which the company files its annual report on Form 10-K for the fiscal year ended December 31, 2006. In addition to any restrictions on transfer required by the federal securities laws, one third of the earnout shares will be subject to a restriction on transfer for 24 months following issuance, one third will be subject to restriction for 12 months following issuance, and one third of such shares will not be subject to any other restriction.

Representations and Warranties

                    The merger agreement contains customary representations and warranties made by Captiva and the Captiva Signatories to the company and Merger Sub and by the company and Merger Sub to the Captiva members for purposes of allocating the risks associated with the merger.  The assertions embodied in the representations and warranties made in the merger agreement are qualified by information set forth in confidential disclosure schedules that were delivered in connection with the execution of the merger agreement.  While we do not believe that the disclosure schedules contain information that securities laws require us to publicly disclose, other than information that is being disclosed in this proxy statement, the disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement.  The representations and warranties may or may not be accurate as of the date they were made and do not purport to be accurate as of the date of this proxy statement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, which subsequent information may or may not be fully reflected in the disclosure schedules until the closing date of the merger.

The representations and warranties in the merger agreement include, among other things:

•	the organization, qualification and good standing of each of us, Merger Sub and Captiva;
•	capitalization;
•	the accuracy of each of Captiva’s financial statements and the company’s SEC filings;
•	Captiva’s and our authority to enter into, and carry out the obligations under, the merger agreement and the enforceability of the merger agreement;
•	the vote required to approve the merger by our shareholders;
•	the absence of conflicts, violations or defaults under each party’s organizational documents, applicable laws and material agreements;
•	the absence of litigation matters involving the assets of the parties or that may have the effect of interfering with the merger;
•	the absence of certain liabilities since June 1, 2005 in the case of Captiva and since June 30, 2005 in the case of the company;
•	finders’ or advisors’ fees; and
•	no undisclosed liabilities.

In addition, the merger agreement contains additional representations and warranties by the Captiva members to us and Merger Sub as to certain other matters, including:

•	the accuracy of Captiva’s books and records;
•	title to Captiva’s assets;
•	the condition and adequacy of Captiva’s assets;
•	Captiva’s intellectual property;
•	Captiva’s material contracts;
•	compliance by Captiva with applicable legal requirements;
•	governmental authorizations required in connection with the operation of Captiva’s business;
•	tax matters;
•	customers;
•	employee benefit and labor matters;
•	environmental matters;
•	state takeover statutes and anti-takeover provisions;
•	insurance; and
•	the absence of certain related parties.

Certain Covenants

Captiva and the Captiva Signatories have agreed that during the period from the date of the merger agreement through the effective time of the merger, Captiva shall, among other things:

•	operate its business in good faith and consistent with past practices;
•	not issue, sell or grant any membership interests or other equity interests in Captiva;
•	not grant any dividends or cause any redemptions;
•	not restructure its capitalization;
•	not incur any additional indebtedness for money borrowed or guarantee any such indebtedness of another person;
•	not acquire or agree to acquire any assets or businesses;
•	not sell, lease, license or encumber its assets;
•	except in the ordinary course of business, not enter into any material contract;
•	not adopt any new employee policies or benefits;
•	not make any changes to its accounting methods;
•	not waive, assign or release any material rights or claims;
•	not make an change in any election with respect to taxes; and
•	use commercially reasonable efforts to maintain its insurance policies.

The company has agreed that during the period from the date of the merger agreement through the effective time of the merger, the company shall, among other things:

•	operate its business in good faith and consistent with past practices;
•	not incur any additional indebtedness for money borrowed or guarantee any such indebtedness of another person;
•	except in the ordinary course of business, not enter into any material contract;
•	except for the 2005 Plan not adopt any new employee policies or benefits; and
•	not make any changes to its accounting methods.

Noncompete and Nonsolicitation

                    The merger agreement provides that until the last day of the thirteenth month following the closing of the merger, Lynn Boggs will be prohibited from competing with the company in the continental United States in the manner provided in the merger agreement.  The merger agreement also provides that each of the Captiva Signatories will not for a period of two years after the closing of the merger solicit any employees or consultants of the company or solicit any person who was a customer or client of Captiva at closing.

Indemnification

                    Satisfaction of the indemnification obligations of Captiva and the Captiva members under the merger agreement is limited to $1,750,000, and is further limited to claims asserted on or prior to the close of business on the thirtieth day following receipt by the company of its consolidated audited financial statements together with an executed final audit report for fiscal year 2006 from its independent auditors (but in no event beyond April 30, 2007).

                    We are not entitled to recover any damages with respect to an indemnification claim until the total damages incurred under the merger agreement exceed $100,000, after which the Captiva members are obligated to indemnify the company for all indemnity obligations, including the first $100,000 of indemnity claims.  In no event, however, will the Captiva members be liable for damages in excess of an aggregate of $1,750,000.  Indemnification is limited first to the shares received in the merger and the earnout portion of the merger consideration, and thereafter up to $400,000 in cash ($200,000 each pro rata from Mr. Boggs and from an entity beneficially owned by Mr. Sturm).

                    The company has agreed in the merger agreement to indemnify the Captiva members for certain damages with respect to breaches of the merger agreement by the company or its subsidiaries.  The time limitation on the company’s indemnification obligations is the same as the indemnification obligations of the Captiva members.  The company’s total indemnification obligations cannot exceed $1,000,000.

                    The company will have no liability (for indemnification or otherwise) until the total of all damages exceeds $100,000, at which time it will be obligated to indemnify the indemnified party for all indemnity obligations, including the first $100,000 of indemnity claims.  In no event, however, will the company be liable for damages in excess of $1,000,000 with respect to such matters.

                    The limitations on either party’s indemnification obligations will not apply in the event of fraud, willful misconduct or bad faith.

Conditions Precedent to the Merger

                    The completion of the merger depends on the satisfaction or waiver of a number of conditions, including conditions relating to:

•	accuracy of the other party’s representations and warranties and compliance by the other party with its covenants;
•	approval by our shareholders of the merger and the issuance of shares of our common stock in connection with the merger ;
•	execution and delivery of certain ancillary documents attached to the merger agreement as exhibits;
•	lack of any legal prohibitions to the completion of the merger;
•	the non-occurrence of any material adverse effect and the nonexistence of circumstances that could reasonably be expected to have or result in a material adverse effect with respect to us or Captiva.

Termination of the Merger Agreement

                    In addition to terminating upon mutual consent, either party may terminate the merger agreement under the following circumstances:

•	if our shareholders do not approve the merger at the special meeting of shareholders or any adjournment thereof;
•

if any court of competent jurisdiction or any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the merger ;

•

the merger has not been completed on or before December 31, 2005, unless the failure to consummate the merger is the result of a material breach of the merger agreement by the party seeking to terminate the merger agreement; or

•

by either party if the other party breaches in any material respect any of its representations or warranties in the merger agreement or fails to perform in any material respect any of its covenants, agreements or obligations under the merger agreement after being given a 20 day period to cure such breach.

Amendments

                    Any provision of the merger agreement may be amended if the amendment is duly executed and delivered by all of the parties to the merger agreement.

Fees and Expenses

                    All fees and expenses incurred in connection with the merger, the merger agreement and the transactions contemplated in the merger agreement are to be paid by the party incurring such fees or expenses, whether or not the merger is consummated.  If the merger is closed, however, the Captiva members will be solely responsible for all fees and expenses of Captiva in connection with the merger, except that the company has agreed to pay at closing up to $100,000 in certain legal fees that Captiva incurs between September 1, 2005 and the closing date of the merger in pursuing certain acquisitions.

Registration Rights Agreement

                    The company and the persons who will receive shares of the company’s common stock in connection with the merger have agreed to enter into a registration rights agreement as a condition precedent to the closing of the merger.  The registration rights agreement provides that if the company, at any time when shares issued in connection with the merger remain outstanding, proposes to register any shares of its common stock under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar forms) whether or not for sale for its own account, then it will give the holders of the shares issued in the merger an opportunity to have their shares registered along with the shares of stock being registered by the company.  If the holders desire for their shares to be registered, then the company will use its reasonable best efforts to cause such securities to be included among the securities to be covered by the registration statement otherwise proposed to be filed by the company, subject to limited exceptions described in the registration rights agreement that permit the company to delay, prevent or cut back the number of shares to be registered or sold.

Voting Agreement

                    On the record date, there were issued and outstanding 14,815,377 shares of our common stock, 20,000 shares of Series A preferred stock, and 40,031 shares of Series B preferred stock.  Holders of our common stock and Series B preferred stock are entitled to one vote per share owned of record.  Lightyear PBI Holdings, which holds our Series A preferred stock, is entitled to 800 votes per share owned of record, or a total of 16,000,000 votes.  The holders of common stock, Series A preferred stock and Series B preferred stock will vote as one class on the matters to be considered at our meeting.  The shares of our Series A preferred stock held by Lightyear PBI Holdings represent the right to cast approximately 52% of the votes entitled to be cast at the meeting by all holders of our capital stock.  Concurrently with the execution of the merger agreement, Lightyear PBI Holdings signed a voting agreement with Captiva in which it agreed, subject to the terms and conditions of the voting agreement, to vote all of its shares of Series A preferred stock in favor of Proposals 1 and 2 and any other matter contemplated by the merger agreement related to and necessary for the consummation of the transactions contemplated by the merger agreement.

Employment Agreement of Lynn Boggs

                    The company will enter into an employment agreement with Lynn Boggs in connection with the merger.  Under the agreement, the company will pay Mr. Boggs an annual base salary of $400,000 and a minimum bonus of at least $200,000 in 2006, along with other perquisites and benefits customary for a chief executive officer.  In the event Mr. Boggs is terminated without cause or if in connection with a change in control of the company, (i) Mr. Boggs terminates his employment agreement for adequate cause, or (ii) the company terminates Mr. Boggs without adequate cause, Mr. Boggs will receive the following after his termination:

(a)	a lump sum payment equal to his base salary for two years and bonus payments for two years;

(b)	continuation of his company benefits (medical, dental, disability, life insurance, etc.) for 24 months; and

(c)	the immediate vesting of all stock options or stock-based compensation.

Upon termination of Mr. Boggs’ employment agreement whether, upon a change of control or for any other reason, he will be prohibited from disclosing or using the company’s proprietary information and trade secrets.  However, Mr. Boggs will not be subject to non-compete and non-solicitation obligations unless he is terminated for cause or unless the company (or its successor) pays Mr. Boggs an additional twelve months worth of base salary and bonus, payable in a lump sum after Mr. Boggs is terminated from the company.

                    In addition to the non-compete and non-solicitation obligations described above, Mr. Boggs is subject to non-competition and non-solicitation covenants in the merger agreement as described above under the heading “Noncompete and Nonsolicitation.”

DESCRIPTION OF PRIVATE BUSINESS, INC

SELECTED HISTORICAL FINANCIAL AND OPERATING DATA OF PRIVATE BUSINESS, INC.

                    The following table sets forth selected historical financial data and operating data of the company as of and for the years ended December 31, 2000, 2001, 2002, 2003 and 2004 and the six months ended June 30, 2005 and 2004, respectively.  You should read this data along with Private Business’s “Management Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements and related notes of the company included elsewhere in this document.

	YEAR ENDED DECEMBER 31,					Six Months Ended June 30,

	2000	2001	2002	2003	2004	2005	2004

	(In thousands, except per share amounts)
STATEMENT OF OPERATIONS DATA:
Revenues	$56,466	$55,760	$54,545	$43,157	$39,649	$18,700	$19,998
Operating Income	12,793	3,005	6,868	4,440	2,834	1,851	192
Income (loss) from operations before income taxes	8,234	(339)	5,070	2,948	2,632	1,711	168
Income tax provision (benefit)	3,211	(132)	1,977	1,150	62	667	68
Net income (loss)	5,023	(207)	3,093	1,798	2,570	1,044	100
Preferred stock dividends	—	(63)	(160)	(160)	(2,056)	(1,080)	(983)
Net income (loss) available to common shareholders	$5,023	$(270)	$2,933	$1,638	$514	$(36)	$(883)

Earnings (loss) per common share (diluted)	$0.54	$(0.02)	$0.20	$0.12	$0.04	$(0.00)	$(0.06)

BALANCE SHEET DATA (AT PERIOD END):
Cash and cash equivalents	$1,891	$2,648	$1,146	$1,586	$7	$—	$2,495
Working capital (deficit)	(1,407)	(3,325)	(3,351)	(2,045)	(158)	1,111	1,597
Total assets	30,432	41,556	33,301	27,085	21,336	20,556	25,185
Long-term debt, net of current portion	42,148	31,109	23,190	19,277	1,666	833	2,500
Total shareholders’ equity (deficit)	(23,966)	(9,191)	(5,875)	(4,368)	13,396	13,650	11,916

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITIONS AND RESULTS OF OPERATIONS

Overview

                    Private Business, Inc. was incorporated in Tennessee in 1990.  We are a leading supplier of financial technology to community banks and middle-market businesses.  We offer two principal services directed at community banks and middle-market businesses.  The first is a solution that helps banks market and manage accounts receivable financing.  The second is a forecast and tracking service that allows retail chains to better manage their inventories.  Our accounts receivable financing solution, BusinessManager®, is offered through a nationwide network of client banks, and helps these banks provide cash flow and financing to thousands of small businesses across the United States.  BusinessManager provides targeted marketing, software and transaction processing services, linking the company to our client financial institutions and small business customers.  Our retail division, RMSA, offers retail inventory management and forecasting services to smaller retail stores and regional chains throughout the United States and Canada.

                    The BusinessManager solution enables our network of over 600 client banks to purchase accounts receivable from their small business customers.  The banks then process, bill and track those receivables on an ongoing basis. A major component of our solution is sales and marketing support for our client banks, and we work with these institutions to design, implement and manage the sale of BusinessManager accounts receivable financing services to their small business customers.  We help these banks reach customers they might not otherwise access because of cost or system constraints.  Some banks will perform the basic administrative and detail transaction processing within their own organizations.  Others rely on us for this infrastructure and support, which we provide through our product, Private Business Processing (“PBP”).  In addition to maintaining the BusinessManager software and databases related to the accounts receivable financing service, the PBP product also provides staffing for transaction support and more efficient banking services such as lockboxes with automated clearing house transactions, accelerating funds flow and account credits.

                    A number of other products, including credit and fraud insurance, account verification services, marketing services, line of credit monitoring and identity verification services, are offered in conjunction with the BusinessManager solution or as stand-alone products geared towards the community financial institution market.

                    As a complement to BusinessManager, we advise and train our client banks concerning risk management procedures and offer insurance products that mitigate their exposure to fraud and non-payment. We assume none of the payment risk in the banks’ purchase of receivables.  All such risk falls upon the client banks and their small business customers.

                    The BusinessManager solution benefits both our client banks and their small business customers. The solution introduces our client banks to a new type of high-margin fee generating service in a financing sector they otherwise might be unable to cost-effectively market and serve.  BusinessManager also provides small business customers with access to a new type of bank financing that may better fit their business needs and capital position.

                    Since 1994, the American Bankers Association, through its subsidiary, the Corporation for American Banking, has endorsed BusinessManager. The American Bankers Association employs a due diligence process in endorsing products, including conducting interviews with banks and customers regarding the product.  Only 26 companies have the American Bankers Association’s endorsement, and BusinessManager is the only product of its type that has received the endorsement.

                    RMSA serves small business retail establishments.  One of the critical success factors for retail establishments is the proper ordering and turnover of inventory.  RMSA, which employs a sales force of experienced consultants that use our proprietary software and databases, works closely with retailers in helping them manage their purchasing, turnover and disposition of stock items.  We normally receive a monthly fee from RMSA customers based on the number of inventory items, or classifications, to be tracked. RMSA usually delivers a report on a monthly basis to its retail customers, which forecasts inventory needs based on historical trends. Approximately 80% of RMSA’s forecasting revenue is recurring in nature.

                    During August 2005, we have added, through the acquisition of KVI Capital, leasing as a product offering for our community financial institutions.  Our leasing product essentially provides our financial institution partners with a turn-key leasing solution, whereby we provide the leasing expertise from both a structuring and pricing perspective.  We believe that a large number of community financial institutions can benefit from having a leasing solution.

                    Critical Accounting Policies.  Management’s Discussion and Analysis of Financial Condition and Results of Operations are based upon our consolidated financial statements.  The preparation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  On an on-going basis, management evaluates its critical accounting policies and estimates.

                    A “critical accounting policy” is one that is both important to the understanding of the financial condition and results of operations of the company and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.  Management believes the following accounting policies fit this definition:

          Revenue Recognition.  We generate revenue from four main sources:

•	participation fees earned on client bank purchases of small business accounts receivable;
•	software license fees from new client banks;
•	retail planning services; and
•	maintenance fees and other revenues, comprised primarily of fees received for insurance brokerage services, paper-based form sales, software maintenance, medical, and processing services.

                    There are two types of participation fees.  The first type is earned upon the client bank’s initial purchase of a small business’s accounts receivable during the first 30 days in our program.  The second type is an ongoing participation fee earned from subsequent period purchases.  Both types of fees are based on a percentage of the receivables that a client bank purchases from its small business customers during each month.  The second type of fee is a smaller percentage of the ongoing receivables purchased.  Participation fees are recognized as earned, which is based upon the transaction dates of bank purchases from its small business customers.

                    Software license fees for BusinessManager consist of three components: the license fee, customer training and support fee, and software maintenance fee. The license fee and customer training and support fee are one-time fees that we receive upon the initial licensing of our BusinessManager program to a community bank.  Our license agreements are executed with terms ranging from three to five years and are renewable for subsequent terms.  Some agreements contain performance or deferred payment terms that must be met in order for us to receive payment and recognize revenue. Revenue recognition rules for up front fees are complex and require interpretation and judgment on the part of management.  Effective January 1, 2005, we began to recognize revenue from the license fee and customer training and support fee ratably over a four-month service period subsequent to the activation of the license agreement.  Management feels this four-month service period is a better estimate of the period in which customer implementation, training, and marketing and sales support are performed.  Previously, we recognized revenue from the license fee once we had met the terms of the customer agreements.  We also recognized the customer training and support fee ratably over an estimated twelve-month service period.  The software maintenance fee is an annual fee.  The initial software maintenance fee is included with the license fee and customer training and support fee.  Future annual software maintenance fees generated from our client banks start on the first anniversary date of the Business Manager license agreement and annually thereafter.  The annual software maintenance fee continues to be recognized ratably over a twelve-month service period.  While the effects of these changes are immaterial to the financial statements, we believe that this revenue recognition practice most accurately portrays the economic reality of the transactions.

                    Retail planning services revenue is generated from fees charged primarily for providing inventory merchandising and forecasting information for specialty retail stores and ancillary services related to these products. RMSA uses proprietary software to process sales and inventory transactions and provide the merchandising forecasting information.  We recognize revenues as the transactions occur and merchandising and forecasting services are performed.

                    Maintenance fees and other revenues include several ancillary products and services we provide to client banks.  Since 1995, we have brokered, through our Private Business Insurance subsidiary, credit and fraud insurance products from a national insurance company.  We earn fees based on a percentage of the premium that is paid to the insurance company. These commission revenues are recognized at the time receivable fundings covered by credit and fraud insurance policies are purchased by our bank customers.  We also provide a standard set of forms that client banks may purchase and use in the normal course of administering the Business Manager program.  Revenues related to these forms are recognized in the period that they are shipped to the client bank.  We also have some industry-focused applications for the medical and dental markets.  Monthly transaction processing fees include charges for electronic processing, statement rendering and mailing, settling payments, recording account changes and new accounts, leasing and selling point of sale terminals, telephone and software support services, rental fees and collecting debts.

                    Software Development Costs. Software development costs incurred in the research and development of new software products and enhancements to existing software products to be sold or marketed are expensed as incurred until technological feasibility has been established. After such time, any additional costs are capitalized in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. Also, the company capitalizes the cost of internally used software when application development begins in accordance with AICPA SOP No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.  This is generally defined as the point when research and development has been completed, the project feasibility established, and management has approved a development plan.  Many of the costs capitalized for internally used software are related to upgrades or enhancements of existing systems.  These costs are only capitalized if the development costs will result in specific additional functionality of the existing system, and are capitalized at the point that application development begins. Capitalized software development costs are amortized on a straight-line basis over their useful lives, generally three years.  The key assumptions and estimates that must be made relative to this accounting policy center around determining when technological feasibility has been achieved and whether the project being undertaken is one that will be marketable or enhance the marketability of an existing product for externally marketed software and whether the project will result in additional functionality for internal use software projects.  Management consults monthly with all project managers to ensure that the scope and expected results of each project are understood in order to make a judgment on whether it meets the requirements outlined in the authoritative accounting literature.

                    Income Taxes.  Income taxes are accounted for in accordance with SFAS No. 109, Accounting for Income Taxes.  SFAS No. 109 requires the asset and liability method, meaning that deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled.  The company evaluates its ability to realize the deferred tax assets based on an assessment of the likelihood that the company will have sufficient taxable income in future years to realize the recorded deferred tax assets.  Deferred taxes for the company primarily relate to net operating loss carryforwards (“NOLs”), which require considerable judgment as to the ultimate realizability. For Private Business, this judgment relies largely on the fact that we expect to have sufficient taxable income in future years that will allow for full utilization of the NOLs recorded by the company.  The other key assumption impacting the amount of NOLs recorded by the company as a deferred tax asset is the estimated restrictions in usage due to Section 382 of the Internal Revenue Service tax code. Section 382 is very complex requiring significant expertise and professional judgment in order to properly evaluate its impact to our usable NOLs.  The company utilizes an independent public accounting firm to assist with this evaluation and believes that the limitations required by Section 382 have been appropriately considered in arriving at our deferred tax asset for NOLs.

Results of Operations

                    The following table sets forth, for the periods indicated, the percentage relationships of the identified consolidated statements of operations items to total revenue.

	Second Quarter		Year to Date

	2005	2004	2005	2004

Revenues:
Participation fees	62.0%	64.4%	61.4%	64.2%
Software license	0.4%	0.6%	1.3%	0.6%
Retail planning services	23.1%	21.8%	23.5%	22.3%
Maintenance and other	14.5%	13.2%	13.8%	12.9%
	100.0%	100.0%	100.0%	100.0%
Operating Expenses:
General and administrative	36.0%	39.1%	39.3%	42.0%
Selling and marketing	48.9%	45.1%	47.8%	44.1%
Research and development	0.6%	1.2%	0.6%	1.2%
Amortization	2.1%	2.8%	2.2%	3.1%
Other operating expense, net	0.2%	0.2%	0.1%	8.6%
	87.8%	88.4%	90.0%	99.0%
Operating Income	12.2%	11.6%	10.0%	1.0%
Interest expense, net	(0.7)%	(1.0)%	(0.8)%	(1.5)%
Other income	0.0%	2.6%	0.0%	1.3%
Income Before Income Taxes	11.5%	13.2%	9.2%	0.8%
Income Tax Provision	4.5%	5.2%	3.6%	0.3%
Net Income	7.0%	8.0%	5.6%	0.5%
Preferred Stock Dividends	5.7%	5.4%	5.8%	4.9%
Net Income Available to Common Shareholders	1.3%	2.6%	(0.2)%	(4.4)%

                    Participation Fees. Participation fees decreased 9.9% and 10.6% to $5.9 million and $11.5 million for the second quarter and first six months of 2005 compared to $6.5 million and $12.8 million for the comparable periods of 2004. The decreases are primarily due to a reduction in the total funding through our BusinessManager program to $976 million and $1.90 billion for the second quarter and first six months of 2005, compared to $1.03 billion and $1.99 billion for the comparable periods of 2004. The decrease in funding is due to a combination of two factors: fewer merchants funding through our BusinessManager program partially offset by higher funding levels at existing merchants. As a percentage of total revenues, participation fees accounted for 62.0% and 61.4% for the second quarter and six month period ended June 30, 2005 compared to 64.4% and 64.2% for the comparable periods of 2004.

                    Software license.  Software license fees decreased 30.0% to $42,000 and increased 109.7% to $237,000 for the second quarter and first six months of 2005, compared to $60,000 and $113,000 for the comparable periods of 2004. The decrease during the second quarter is due to fewer software license agreements sold.  The increase during the first six months of 2005 is due to the change in our service period estimate to a four-month service period.  Software license fees accounted for 0.4% and 1.3% of total revenues for the second quarter and six months ended June 30, 2005 compared to 0.6% for the comparable periods in 2004.

                    Retail planning services. Retail planning services revenues declined 0.9% and 1.5% to $2.2 and $4.4 million during the second quarter and six months ended June 30, 2005 as compared to $2.2 and $4.5 million for the comparable periods of 2004. The declines are due to fewer point-of-sale support customers and a decline in billing services provided by RMSA to its customers. As a percentage of total revenues, retail planning services accounted for 23.1% and 23.5% for the second quarter and first six months of 2005 compared to 21.8% and 22.3% in the comparable periods of 2004.

                    Maintenance and Other. Maintenance and other fees increased 2.4% and 0.2% to $1.4 and $2.6 million for the second quarter and six months ended June 30, 2005 compared to $1.3 and $2.6 million for the comparable periods for 2004. Maintenance and other fees consist primarily of software maintenance fees, credit and fraud risk insurance commissions earned from the sale of policies to our BusinessManager banks, commissions earned through our referrals of certain merchants to alternative financing companies, and identification services to verify new clients and new accounts provided to our BusinessManager banks.  The increase between years is primarily attributable to increases in our referral fees for alternative financing.  Our referral fees increased 18.8% and 9.6% to $277,000 and $512,000 for the second quarter and first six months of 2005 compared to $233,000 and $467,000 for the comparable periods in 2004.  Maintenance and other fees accounted for 14.5% and 13.8% of total revenues for the second quarter and six month period ended June 30, 2005 compared to 13.2% and 12.9% for the comparable periods in 2004.

                    Total revenues. Total revenues for the second quarter and first six months of 2005 decreased 6.5% to $9.5 and $18.7 million compared to $10.2 and $20.0 million for the comparable periods of 2004.

                    General and administrative. General and administrative expenses decreased 13.8% and 12.5% to $3.4  and $7.4 million for the second quarter and six month period ended June 30, 2005 compared to $4.0 and $8.4 million for the comparable periods in 2004. The decreases for the second quarter and six month period ended June 30, 2005, respectively, are primarily due to reductions in salary and benefits expense of approximately $355,000 and $487,000 as a result of reduced headcount, as well as reduced depreciation expense of approximately $170,000 and $341,000 due to continued lower capital spending. General and administrative expenses include the cost of our executive, finance, human resources, information and support services, administrative functions and general operations. As a percentage of total revenue, general and administrative expenses decreased 13.8% and 12.5% to 36.0% and 39.3% for the second quarter and six month period ended June 30, 2005 compared to 39.1% and 42.0% for the same periods in the prior year.

                    Selling and marketing.  Selling and marketing expenses were relatively constant for the second quarter and six month period ended June 30, 2005 at $4.6 and $8.9 million compared to $4.6 and $8.8 million for the comparable periods of 2004. Selling and marketing expenses include the cost of wages and commissions paid to our dedicated business development and bank sales force, travel costs of our sales force, recruiting for new sales and marketing personnel and marketing fees associated with direct and telemarketing programs. Although selling and marketing expenses in total remained unchanged quarter to quarter and year to year, there were several significant fluctuations within this category.  Salaries and benefits expense decreased by approximately $384,000 for the six months ended June 30, 2005 as compared to the same period in 2004.  This is due to lower  commissions as a result of lower than expected sales performance.  This decrease was partially offset by an $120,000 increase in marketing materials and fees and an $107,000 increase in bank and convention costs.  As a percentage of total revenue, selling and marketing expenses increased 1.4% and 1.3% to 48.9% and 47.8% for the second quarter and six month period of 2005 compared to 45.1% and 44.1% for the comparable periods in 2004.

                    Research and development. Research and development expenses decreased 54.5% and 50.6% to $55,000 and $116,000 for the second quarter and six month period ended June 30, 2005 compared to $121,000 and $235,000 for the year earlier periods. These costs include the non-capitalizable direct costs associated with developing new versions of our products and other projects that have not yet reached technological feasibility. The decrease in costs for the second quarter and first six months of 2005 was primarily due to more capitalized activity as a result of several projects reaching technological feasibility in early 2005.  As a percentage of total revenues, research and development expenses decreased to 0.6% for the second quarter and first six months of 2005 compared to 1.2% for the same periods in the prior year.

                    Amortization. Amortization expense decreased 30.3% and 33.4% to $202,000 and $410,000 for the second quarter and first six months of 2005 compared to $290,000 and $616,000 for the comparable periods in 2004. These expenses include the cost of amortizing intangible assets including trademarks, software development costs and debt issuance costs (January 2004 only). The decrease for the first six months of 2005 is due to amortization of the debt issuance costs from our prior credit facility ceasing on January 20, 2004 as a result of the original Lightyear PBI Holdings investment in the company. The decrease for the second quarter of 2005 when compared to the same period in 2004 is the result of lower amortization expense for software development costs.  Amortization for software development costs begins when the project is released for general use to our customers.  During the second quarter of 2005, no projects were released.  As a result, amortization expense for the second quarter of 2005 related only to those projects released prior to the quarter.

                    Other operating expenses, net. Other operating expenses for the three months ended June 30, 2005 were flat as compared to the same period in 2004. For the six months ended June 30, 2005 other operating expenses decreased $1.7 million to $19,000 compared to $1.7 million for the same period of 2004.  As previously disclosed, for the first quarter of 2004, two one-time charges occurred totaling approximately $1.7 million.  As a result of the orignal Lightyear PBI Holdings investment in the company that occurred January 20, 2004, the company expensed $780,000 of unamortized debt issuance costs related to the extinguished credit facility.  In addition, the company was required to obtain tail coverage for Directors and Offiers liability insurance, which cost approximately $900,000.  In accordance with generally accepted accounting principles, the company expensed the entire cost of this premium at the time of purchase.

                    Operating income. As a result of the above factors, our operating income totaled $1.2 million and $1.9 million for the three and six months period ended June 30, 2005, compared to operating income of $1.2 and $192,000 for the second quarter and six months of 2004. As a percentage of total revenue, operating income was 12.2% and 10.0% for the second quarter and six months of 2005 compared to 11.6% and 1.0% for the same periods in 2004.

                    Interest expense, net. Interest expense, net decreased 29.3% and 51.6% to $70,000 and $140,000 for the second quarter and six months ended June 30, 2005 compared to $99,000 and $289,000 for the comparable periods in 2004. The decrease for the first six months of 2005 is primarily due to the reduction of our debt balances in 2004 as a result of the orignal Lightyear PBI Holdings investment in the company.  For the second quarter and six months ended June 30, 2005, interest expense includes approximately $24,000 and $48,000 of debt issuance cost amortization.

                    Other income. During the quarter ended June 30, 2004, the company received proceeds totaling $265,000 relating to notes receivable from former officers of one of our subsidiaries.  These notes had previously been written-off as uncollectible; therefore, the collection resulted in this gain.

                    Income tax provision. The income tax provision was approximately $423,000 and $667,000 for the second quarter and six months ended June 30, 2005 compared to a provision of $526,000 and $68,000 for the same periods in 2004. As a percentage of income before taxes, the income tax rate was approximately 39% for both 2005 and 2004.

Liquidity and Capital Resources

                    Our primary sources of capital have historically been cash provided by operations, short-term and long-term debt, and investment from shareholders.  During the first six months of 2005 our operating activities provided cash of approximately $1.4 million. We used approximately $589,000 in our investing activities, consisting primarily of capital expenditures of $206,000 and $403,000 of software development costs.  We currently estimate that total capital expenditures for 2005 will be approximately $500,000 (excluding expenditures for software development costs).

                    Cash used in financing activities totaled $853,000 for the first six months of 2005, which is the result of net proceeds of $770,000 from draws against our line of credit as well as $378,000 of proceeds received from employee stock option exercises and stock purchases.  Offsetting these financing receipts were repayments of long-term debt totaling $833,000, dividend payments of $1.1 million, and repurchase of common stock of $88,000.

                    The company entered into a credit agreement with Bank of America on January 19, 2004. The credit facility is secured by a pledge of all of our assets and contains financial and non-financial covenants. The new credit agreement includes a term loan in the amount of $5.0 million and a revolving line of credit of up to $6.0 million for a total facility of up to $11.0 million. The revolving line of credit includes a $1.0 million letter of credit sub-limit. As of June 30, 2005, $3.4 million was outstanding under the Bank of America Credit Facility.

                    The Bank of America credit facility expires on January 19, 2007. The revolving credit commitment reduces by $1.0 million on each of the first two anniversary dates.

                    The term loan is repayable in twelve equal quarterly installments of $416,667, along with interest at the applicable margin.  Interest is also due on the revolving loan quarterly at the applicable margin. The interest rates of the term loan and revolving loan are based on a pricing grid using the company’s Funded Debt to Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) Ratio, as follows (the company has the option of choosing Libor or Base Rate):

Funded Debt to EBITDA	Libor	Base Rate

Less than or equal to 1.0	Libor + 2.25%	Base Rate + 0%
Greater than 1.0 but less than or equal to 1.25	Libor + 2.50%	Base Rate + 0%
Greater than 1.25 but less than or equal to 1.50	Libor + 2.75%	Base Rate + 0%

                    As of June 30, 2005, the company’s applicable borrowing rate, calculated as Libor + 2.25%, was 5.35%.

                    The Bank of America credit facility includes certain restrictive financial covenants, measured quarterly, relating to net worth, maximum annual capital expenditures, funded debt to EBITDA ratio and fixed charges coverage ratio, as defined in the credit agreement.  The credit agreement also contains certain non-financial covenants, including but not limited to a prohibition on declaring and paying any cash dividends on any class of stock, except for the Series A and Series B preferred shares outstanding, provided, that no default, as defined in the credit agreement, exists as of the date of payment and such payment will not cause a default.

                    As of June 30, 2005, we had working capital of approximately $1.1 million compared to a working capital deficit of approximately $158,000 as of December 31, 2004. The change in working capital resulted primarily from decreases in accounts payable and accrued liabilities, partially offset by an increase in accounts receivable.

                    We expect that the foregoing description of our liquidity and capital resources will change substantially in connection with the merger and the related financing, whether from Lightyear PBI Holdings or otherwise.

                    We may, in the future, acquire other businesses or products complementary to our business, although we cannot be certain that any such acquisitions will be made. The need for cash to finance additional working capital or to make acquisitions may cause us to seek additional equity or debt financing. We cannot be certain that such financing will be available on acceptable terms to all, or that our need for higher levels of working capital will not have a material adverse effect on our business, financial condition or results of operations.

New Accounting Pronouncements

                    On December 16, 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS Statement No. 123, Accounting for Stock-Based Compensation. SFAS No.123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and

amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

                    The company must adopt SFAS No. 123(R) no later than January 1, 2006. Early adoption will be permitted in periods in which financial statements have not yet been issued. We expect to adopt SFAS No. 123(R) on January 1, 2006.

                    As permitted by SFAS No. 123, the company currently accounts for share-based payments to employees using APB Opinion No. 25’s intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No 123(R)’s fair value method will have a significant impact on our result of operations, although it will have no impact on our overall financial position. The impact of adoption of SFAS No. 123(R) cannot be predicted at this time because it will depend on levels of share-based payments granted in the future. However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described in the disclosure of pro forma net income and earnings per share in Note 1 to our consolidated financial statements. SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the company cannot estimate what those amounts will be in the future (because they depend on, among other things, when employees exercise stock options), the amount of operating cash flows recognized in prior periods for such excess tax deductions were not material to our consolidated financial position or results of operations.

Inflation

                    We do not believe that inflation has had a material effect on our results of operation. There can be no assurance, however, that our business will not be affected by inflation in the future.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

                    The company is subject to market risk from exposure to changes in interest rates based on our financing and cash management activities.  Our exposure relates primarily to our long-term debt obligations that expire in 2007.  In the event that interest rates associated with these debt obligations were to increase 100 basis points, the annual impact on future cash flows would be approximately $34,000.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

                    Ernst & Young LLP served as the company’s independent registered public accounting firm for the 2003 fiscal year and the 2004 fiscal year.  On April 15, 2005, we dismissed Ernst & Young and engaged Grant Thornton LLP to serve as our auditors for fiscal 2005.  The Company’s decision to change accountants was recommended and approved by the company’s Audit Committee.

                    Ernst & Young’s report on the company’s financial statements for fiscal years 2003 and 2004 do not contain an adverse opinion or disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope, or accounting principles.

                    During the fiscal years 2003 and 2004, and for the subsequent period through the date of Ernst & Young’s dismissal, there have been no disagreements between the company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

                    None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years 2003 and 2004 or during the subsequent period through the date of Ernst & Young’s dismissal.

DESCRIPTION OF CAPTIVA

BUSINESS OF CAPTIVA

                    The following section describes Captiva’s business as a stand-alone company.  If the merger closes as expected, Captiva’s business will be combined with our business, and plans and strategy described below will be revised and updated.

Overview

                    Through its June 2005 acquisition of the business of Total Bank Technology, L.L.C., based in Denver, Colorado, Captiva currently provides core data processing and item processing services to 17 customers in the Rocky Mountain region.  Its headquarters are in Atlanta, Georgia, where its principals previously held senior positions in management, operations and sales in other financial technology companies.  Captiva intends to pursue a strategy of geographic expansion.  It plans to open a data center in Atlanta in the fourth quarter of 2005 that will provide core data processing and item processing services to customers in the Southeast.

                    Captiva intends to provide products and services that help financial institutions remain competitive, serve their customers better, decrease costs and improve profitability.  Its goal is to help its customers increase the efficiency of their operations, improve their competitive position in the marketplace, and boost their bottom-line profitability, while satisfying regulatory requirements.  Captiva intends to upgrade, enhance or acquire complementary products and services to serve its financial institution customers.  By taking advantage of the technology and operating solutions it offers and intends to offer, its customers can improve their operating efficiencies without allocating the expenses and resources necessary to develop or maintain similar systems themselves.  Captiva’s customers get the benefit of its products and services without having to maintain personnel to develop, update and run these systems, and without having to make large up-front capital expenditures to implement these advanced technologies.

Growth Strategy

                    Captiva intends to grow its business by:

•	acquiring businesses with complementary products, services or relationships to enhance and expand its solutions, increase its market share or expand its geographic presence;
•	establishing strategic relationships with providers of complementary products and services that Captiva chooses not to acquire;
•	beginning in the fourth quarter of 2005, hiring additional sales personnel and increasing its sales and marketing activities to grow its customer base;
•	leveraging the long-term relationships that its principals have with bankers’ banks by pursuing exclusive contractual marketing relationships with them for some or all of its products and services;
•	acquiring and developing an EFT solution that allows bankers’ banks to provide their customer financial institutions with an ATM and debit card offering; and
•	building and maintaining long-term relationships to increase its recurring revenues.

                    Captiva believes that relationships with bankers’ banks are an important component of its growth strategy.  Bankers’ banks are local or regional business organizations that provide banking products and services for financial institutions that cannot efficiently offer them due to cost, location, lack of resources or other circumstances.  In addition, bankers’ banks provide financial support to financial institutions and offer advice with respect to operations, profitability and federal and state regulation.  Bankers’ banks are unique in that only financial institutions can own their stock, which results in very close customer relationships.  Captiva believes that it will be able to develop mutually beneficial relationships with bankers’ banks that will enhance its growth.

Captiva’s Products and Services

                    Captiva intends to offer a comprehensive suite of products and services that will allow it to act as a single-source provider for the technology and operating needs of community financial institutions.  These products and services will enable financial institutions to implement technology for their operations and to internally manage or outsource essential data and transaction processing activities.  In addition to the core data processing and item processing services Captiva currently provides, Captiva intends to offer a range of products and services that will include check imaging and remote capture, electronic funds transfer (EFT), data communications management and related products and services such as internet banking, loan platform automation, deposit platform automation, and teller automation.  These products and services will work together to help community financial institutions manage back-office and customer interaction activities, create operating efficiencies and provide better customer service, which will enable them to compete more effectively with larger financial institutions.

          Core Data Processing

                    Captiva currently provides software and systems that meet its customers’ core data processing requirements, including:

•	general ledger,
•	loan and deposit operations,
•	financial accounting and reporting and
•	customer information file maintenance.

Captiva’s products and services provide flexibility and improve customer service throughout the financial institution.  Most of its current customers outsource their processing activities to its Denver data center, while others install its systems in-house and perform the processing functions themselves.

                    Financial institutions can have Captiva’s core systems installed and operate them in-house using their own personnel.  Most of its customers, however, utilize one of these systems through a service bureau arrangement.  In this case, Captiva houses and maintains the software at its data center, and it processes its customers’ data each business day.  This arrangement allows customers to focus on core competencies by outsourcing their data processing needs, which gives them access to Captiva’s processing systems without the expense of maintaining in-house processing operations.  Captiva has a data processing center that serves as a back-up facility if its Denver center experiences a natural disaster, destruction or other similar event that eliminates or diminishes its processing capabilities.  Captiva plans to open a data center in Atlanta in the fourth quarter of 2005 that will provide core data processing and item processing services to customers in the Southeast, as well as serve as a fully redundant back-up center for its Denver operations.

          Electronic Funds Transfer

                    Captiva believes that increased use and acceptance of ATM and debit cards, coupled with technological advances in electronic transaction processing, have created a need for financial service providers to offer a wide variety of EFT solutions to their customers.  By aggregating the EFT transaction processing of numerous financial institutions, Captiva can create economies of scale that allow its customers to price their services competitively.

                    Captiva plans to provide online processing of multiple EFT transactions initiated by a consumer at a point of sale terminal or at an ATM, including cash withdrawals, transfers and balance inquiries.  Captiva plans to provide network connections to most regional and all national ATM and other debit card networks.  Captiva also plans to offer a card-issue-only program, which gives banks the option to offer ATM services to their customers without the expense of purchasing and maintaining a complete ATM system.

                    A significant element of Captiva’s EFT strategy is to offer its EFT solutions to bankers’ banks so that they can in turn offer them to their community financial institutions.  Captiva believes that this initiative will reinforce its direct sales and marketing efforts to these institutions.

          Item Processing and Check Imaging

                    Increased technological development, regulatory changes and changing banking practices have created a demand for faster, more efficient electronic handling of bank documents, including checks.  The need to reduce labor, research time and the cost of postage has increased the demand for check imaging solutions.  The Check Clearing for the 21st Century Act (Check 21) has removed certain legal obstacles to electronic check clearing and has facilitated the use of check truncation and check imaging.  Check imaging involves creating digital images through the use of a camera attached to a sorter.  As each check passes through the sorter, the camera takes its picture.  Images of insufficient checks, stop payments and large dollar checks are presented online to bank operations staff for review.  Financial institutions employ check imaging as part of their efforts to reduce operating costs and provide enhanced banking services to their customers.

                    Captiva intends to offer item processing solutions that provide a turnkey outsourced solution for check imaging activities that provides its customers the ability to offer check imaging without a large capital expenditure.  Captiva intends for its systems to deliver a suite of check imaging products, including front and back imaging for customer statements, clearing and settlement, reconciliation and automated exception processing.  Customers may print multiple check images in check sequence on a single page for inclusion in monthly statements, thereby reducing postage costs.  This system will allow bank employees and bank customers to retrieve imaged checks on personal computers to facilitate signature verification and improve research.  It will also allow corporate customers to receive periodic statement information on CD-ROM or electronically to facilitate financial and cash management objectives.

          Related Products and Services

                    Captiva’s trained customer service and technical support personnel enhance its ability to offer reliable, secure and automated solutions.  Its customer service departments are responsible for educating and assisting its customers in the use of its services.  Captiva’s technical support department is generally responsible for consulting with its customers regarding technical issues and for solving any technical problems brought to their attention by its customer service department.  Captiva’s technical support department is also responsible for maintaining its backup systems and for coordinating the disaster recovery services maintained by some of its information processing customers.

Market

                    Industry research estimates that information technology spending by commercial banks, thrifts, and credit unions will grow from $118.0 billion in 2004 to $136.0 billion in 2008.  Captiva’s target market of community banks ranges in size from $100 million to $1 billion in assets, and the number of those banks has grown from approximately 3,000 banks in 1998 to 4,300 banks in 2004.  There are also 4,100 banks under $100 million and approximately 600 banks in excess of $1 billion.  In addition, there are approximately 10,000 credit unions throughout the country, most of which utilize an outsourced solution specifically tailored for credit unions.

                    Captiva believes that community banks and credit unions need a simple, cost-effective, comprehensive suite of products and services from one vendor.  These community banks and credit unions are competing with large institutions that have large organic IT departments developing integrated internal solutions for their institutions.  Because the banks and credit unions in Captiva’s target market lack the expensive IT expertise to address their needs internally, Captiva believes they depend heavily on their IT service providers.

                    During the past two years, there has been significant disruption in the core processing industry.  Captiva believes that industry consolidation has created the opportunity to build a significant financial technology business because the core processing businesses are in turmoil, their sales organizations are in disarray and their technology groups are in play.  Given this uncertainty, Captiva believes their customers are now reviewing their options.

                    Captiva believes that, through management relationships and strategic alliances, it can develop a core processing business within the financial institution community that produces a long-term internal growth rate of between 15% and 20%.  Captiva plans to compound this growth through cross selling of other products and complementary services in addition to following a geographic expansion plan.  These plans are subject to various risks, including those summarized above in “Risk Factors.”

MARKET PRICE AND DIVIDENDS ON CAPTIVA’S COMMON MEMBERSHIP UNITS

                    There is no trading market for the common membership units (“units”) of Captiva.  There are 12 holders of units in Captiva.  Captiva has paid no dividends since its inception on March 31, 2005.  The loan agreement between Captiva and its mezzanine lender prohibits Captiva from making any distributions on its units other than pro rata distributions to members from its cash flow for periods during which it is taxed as a partnership to enable its members to pay the federal and state income taxes (net of any tax benefits produced for the members by its losses, deductions, and credits) that passes through from Captiva to such members under the applicable provisions of the Internal Revenue Code.  (This loan and all other Captiva debt will be repaid at the closing of the merger from the cash portion of the merger consideration.)

                    The following table provides equity compensation plan information about Captiva as of the date of this proxy statement.  Captiva has outstanding a total of 9,046,648 units, options to acquire a total of 721,000 units and a warrant to acquire 1,085,294 units.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c))

Equity compensation plans approved by security holders	721,000	$ 0.125	0
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	721,000	$ 0.125	0

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF CAPTIVA

Results of Operations

                    On March 31, 2005, Captiva was formed for the purpose of providing technology products and services to community financial institutions.  On June 1, 2005, Captiva acquired the assets of Total Bank Technology, L.L.C. (“TBT”) based in Denver, Colorado.  Captiva provides core data processing and item processing services to 17 financial insitutions.  The expenses incurred by Captiva exclusive of the operations acquired from TBT include certain management salaries and related benefits, rent and related costs and professional fees.  For the period from inception to June 30, 2005, total expenses incurred at Captiva (exclusive of the operations of TBT) were approximately $250,000.  The following management discussion and analysis will compare the results of operations of TBT for the period from January 1, 2005 to June 30, 2005 as compared to the period from January 1, 2004 to June 30, 2004.

                    Revenues.   Revenues decreased approximately $27,000 or 2.9% to $925,000 for the six months ended June 30, 2005 from $952,000 for the six months ended June 30, 2004.  This decrease was due to the deconversion of one of Captiva’s customers which decrease was partially offset by higher processing volumes.  There were no significant changes in the prices of Captiva’s service offering.

                    Cost of Goods Sold.  Cost of goods sold decreased $7,000 or 5.2% to $135,000 for the six months ended June 30, 2005 from $142,000 for the six months ended June 30, 2004.  This decrease was attributable to reduced costs associated with the decrease in revenue.

                    General and Administrative Expenses.  General and administrative expenses increased $14,000 or 2.1% to $598,792 for the six months ended June 30, 2005 from $586,000 for the six months ended June 30, 2004.  The increase was due to normal changes in operating costs on a year-over-year basis.

                    Depreciation and Amortization Expense.  Depreciation and amortization expense decreased $14,000 or 9.8% to $128,000 for the six months ended June 30, 2005 from $142,000 for the six months ended June 30, 2004.  The decrease was due to certain assets becoming fully depreciated during 2004 and 2005 and due to assets written off at the time of the acquisition in June 2005.

                    Operating Income.  As a result of the above factors, Captiva’s operating income totaled $62,000 for the six months ended June 30, 2005 as compared to $81,000 for the six months ended June 30, 2004.

                    Interest Expense, Net.  Interest expense, net decreased $15,000 or 34.1% to $29,000 for the six months ended June 30, 2005 from $44,000 for the six months ended June 30, 2004.  The decrease  was primarily due to TBT’s reduction of debt during the course of 2004 and 2005 before its acquisition by Captiva.

Liquidity and Capital Resources

                    Captiva’s primary sources of capital since inception have historically been cash provided by short-term and long-term debt, and from investment by members.  From inception through June 30, 2005, Captiva used approximately $191,000 from operations.  From inception through June 30, 2005, Captiva used approximately $2.1 million in its investing activities, consisting primarily of the acquisition of the assets of TBT.

                    Cash used in financing activities totaled $2.6 million from inception through June 30, 2005, which primarily is the result of debt financing for the acquisition.

                    Upon formation, Captiva entered into loan agreements with two of its founders totaling $250,000.  These loans were due and payable 60 months from the date of issuance and bear interest at 5% per annum.  On June 1, 2005. Captiva obtained a $1,600,000 mezzanine loan from Salem Capital Partners, L.P.  Loan payments to Salem precluded the payment of dividends (other than to members to pay taxes) and restricted the amount of payroll to certain of Captiva’s employees.  Also on June 1, 2005, Captiva obtained a $1,500,000 revolving line of credit from The Peoples Bank.  As of June 30, 2005, $750,000 was outstanding on the line of credit.  Upon the closing of the merger, all of Captiva’s debt will be repaid in full from the cash portion of the merger consideration.

                    As of June 30, 2005, Captiva had working capital of approximately $300,000 compared to a working capital deficit of approximately $46,000 as of December 31, 2004. The change in working capital resulted primarily from the capital infusion as well as the long-term debt agreements.

                    Captiva’s liquidity and capital resources situation will change substantially in connection with the merger and the related financing.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

                    None.

CONTROLS AND PROCEDURES OF CAPTIVA

                    Because Captiva is not a public company and is not subject to the reporting and other obligations imposed on public companies under the federal securities laws, its executive officers were not required to conduct and did not conduct, as of June 30, 2005, an evaluation of the effectiveness of its disclosure controls and procedures as defined in Exchange Act Rule 13a-15(e).

PROPOSAL 2
APPROVAL OF THE PRIVATE BUSINESS, INC. 2005 LONG TERM EQUITY INCENTIVE PLAN
QUESTIONS AND ANSWERS ABOUT THE PRIVATE BUSINESS, INC. 2005
LONG TERM EQUITY INCENTIVE PLAN

Why is the company proposing the adoption of the Private Business, Inc. 2005 Long Term Equity Incentive Plan?

                    The adoption of the 2005 Plan is required by the merger agreement.  The board also believes that the adoption of the 2005 Plan is appropriate given the number of stock options that are currently outstanding under all of the company’s stock option plans, the total amount of shares of common stock and convertible stock that are currently outstanding and the number of shares that the board believes will need to be available in the near future to recruit and retain necessary employees and consultants.

Will the 2005 Plan be adopted if Proposal No. 1 is not approved?

                    No.  Adoption of the 2005 Plan is contingent upon approval of Proposal 1.  If the merger is not approved and does not become effective, the 2005 Plan will not be adopted even if it is approved by our shareholders.

Where can I obtain a copy of the 2005 Plan?

                    A copy of the 2005 Plan is attached to this proxy statement as Appendix B.  A copy of the plan also may be obtained from the company by writing to Private Business, Inc., 9020 Overlook Boulevard, Brentwood, Tennessee 37027, Attn: Michael Berman, Senior Vice President, Assistant Secretary and General Counsel.  A description of the material terms of the 2005 Plan is contained below, but these descriptions are qualified in their entirety by reference to the terms of the 2005 Plan.

What is the purpose of the 2005 Plan and who is eligible to receive stock options and restricted stock under the 2005 Plan?

                    The purpose of the 2005 Plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants and to provide the company and its subsidiaries and affiliates with a stock option and restricted stock plan providing incentives directly linked to the profitability of our businesses and increases in our shareholder value.  Directors, officers, employees and other service providers to the company and its subsidiaries and affiliates are eligible to participate in the 2005 Plan.

How is the 2005 Plan administered?

                    The 2005 Plan is administered by the compensation committee of the board.  The compensation committee is authorized to delegate certain administrative responsibilities to individuals selected by it in its discretion. The compensation committee will determine the eligible individuals to whom grants will be made and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of the grant, in addition to those contained in the 2005 Plan. Each grant under the 2005 Plan will be confirmed by and subject to the terms of an award agreement.

How many shares of company stock may be issued under the 2005 Plan?

                    The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2005 Plan is 5,036,880. Shares subject to an award under the 2005 Plan shall be our authorized and unissued shares.  If any award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of common stock subject to such awards will again be available for distribution in connection with awards under the 2005 Plan.

What is the current market value of the company stock that may be issued under the 2005 Plan?

                    The market value of the company common stock that is proposed to be reserved for issuance under the 2005 Plan, based upon a closing price of $1.17 per share on October 26, 2005, was $5,893,150.

How are grants made under the 2005 Plan?

                    The 2005 Plan authorizes the compensation committee to make grants to individuals with such restrictions and vesting requirements as the compensation committee may designate.  Stock options may be “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code) or nonqualified stock options, as designated by the compensation committee and specified in the option agreement setting forth the terms and provisions of the options.  The term of each stock option will be fixed by the compensation committee but no incentive stock option may be exercised more than 10 years after the date it is granted. The exercise price per share of common stock purchasable under a stock option will be determined by the compensation committee but, except in the case of stock options granted in lieu of foregone compensation, may not be less than the fair market value of the common stock on the date of grant.

                    Except as otherwise provided in the 2005 Plan, stock options will be exercisable at the time or times and subject to the terms and conditions determined by the compensation committee, and the compensation committee may at any time accelerate the exercisability of a stock option.  A participant exercising an option may pay the exercise price in cash or, if approved by the compensation committee, with previously acquired shares of common stock or a combination of cash and stock.  The compensation committee, in its discretion, may allow the cashless exercise of options through the use of a broker-dealer, to the extent permitted by applicable law, or for payment of the exercise price by withholding from the shares issuable upon exercise a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price.

May stock options, restricted stock and other grants granted under the 2005 Plan be transferred?

                    Stock options, restricted stock and other grants granted under the 2005 Plan are nontransferable other than by will or the laws of descent and distribution.  However, in the discretion of the committee, nonqualified stock options may be transferred as expressly permitted by the committee, including to members of the holder’s immediate family.  The transfer may be made directly or indirectly or by means of a trust or partnership or otherwise.  Stock options may be exercised only by the initial holder, any such permitted transferee or a guardian, legal representative or beneficiary.

What happens to stock options, restricted stock and other grants granted under the 2005 Plan in the event that the company undergoes a change of control?

                    Unless provided otherwise by the committee, in the event of a change in control (as defined in the 2005 Plan), any option or stock appreciation right that is not then exercisable and vested will become fully exercisable and vested, any restrictions on shares of restricted stock will lapse, and performance units will be deemed earned and payable in full in cash.

When will the 2005 Plan be effective and how is it amended or terminated?

                    Although the 2005 Plan is currently in effect, it will become void unless it is approved by the majority of the votes cast by the company’s shareholders with respect to Proposal No. 2.  The board of directors may at any time amend, alter, or discontinue the 2005 Plan but may not impair the rights of a holder of outstanding stock options or restricted stock without the holder’s consent except for an amendment made to comply with applicable law, stock exchange rules or accounting rules.  No amendment may be made without the approval of the company’s shareholders to the extent such approval is required by applicable law or stock exchange rules.  The compensation committee may amend the terms of any outstanding stock option or restricted stock grant but no such amendment may cause a “qualified performance-based award” to cease to qualify for the Section 162(m) exemption or impair the rights of any holder without the holder’s consent except an amendment made to cause the 2005 Plan or award to comply with applicable law, stock exchange rules or accounting rules.  The compensation committee’s authority to amend any award is subject to the condition that the compensation committee may not cause any such award to cease to qualify as a “qualified performance-based award.”

What are the Federal income tax consequences associated with stock options?

                    The following is a summary of the federal income tax rules relevant to participants in the 2005 Plan who receive options, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future. The following summary relates only to the federal income tax treatment of the awards and the state, local and foreign tax consequences may be substantially different. Stock options granted under the 2005 Plan may be either nonqualified options or incentive options for federal income tax purposes.

                    Nonqualified Options. Generally, the optionee does not recognize any taxable income at the time of grant of a nonqualified option. Upon the exercise of the nonqualified option the optionee will recognize ordinary income, equal to the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, and will be subject to wage and employment tax withholding. The company will generally be entitled to a deduction equal to such ordinary income at the time that the employee recognizes such income. The optionee will have a capital gain or loss upon the subsequent sale of the stock in an amount equal to the sale price less the fair market value of the common stock on the date of exercise. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after the exercise date. The company will not be entitled to a deduction for any capital gain realized. Capital losses on the sale of common stock acquired upon an option’s exercise may be used to offset capital gains.

                    Incentive Stock Options. Generally, the optionee will not recognize any taxable income at the time of grant or exercise of an option that qualifies as an incentive option under Section 422 of the Internal Revenue Code. However, the excess of the stock’s fair market value at the time of exercise over the exercise price will be included in the optionee’s alternative minimum taxable income and thereby may cause the optionee to be subject to an alternative minimum tax. The optionee will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, when the shares are sold.

                    In order to qualify for the incentive option tax treatment described in the preceding paragraph, the optionee must be employed by the company continuously from the time of the option’s grant until three months before the option’s exercise and the optionee must not sell the shares until more than one year after the option’s exercise date and more than two years after its grant date. If the optionee does not satisfy these conditions, the optionee will recognize taxable ordinary income when the optionee sells the shares in an amount equal to the difference between the option exercise price and the lesser of (i) the fair market value of the stock on the exercise date and (ii) the sale price. If the sale price exceeds the fair market value on the exercise date, the excess will be taxable to the optionee as long-term or short-term capital gain depending on whether the optionee held the stock for more than one year. Notwithstanding the foregoing, incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of stock (determined as of the date of grant) with respect to which the options are first exercisable during any calendar year exceeds $100,000. The company will not be entitled to any deduction by reason of the grant or exercise of the incentive option or the sale of stock received upon exercise after the required holding periods have been satisfied. If the optionee does not satisfy the required holding periods before selling the shares and consequently recognizes ordinary income, the company will be allowed a deduction corresponding to the optionee’s ordinary income.

                    Withholding Taxes. Because the amount of ordinary income the optionee recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state and local income taxes and Social Security taxes, the company may require the optionee to pay the amount required to be withheld by the company before delivering to the individual any shares or other payment to be received under the 2005 Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the individual.

Who will the stock options be granted to under the 2005 Plan?

                    The stock options under the 2005 Plan have been and will be granted primarily to new and existing senior management of the company.  Grants to our senior management were made on October 20, 2005 as set forth in the “New Plan Benefits” table on page 62, with an exercise price of $1.32 per share subject to consummation of the merger and approval of the 2005 Plan by our shareholders. For more information about the grants to Captiva management, which also are subject to consummation of the merger and approval of the 2005 Plan by our shareholders, see “Proposal 1, Approval of the Merger and the Issuance of Securities in Connection Therewith—Interests of Certain Persons in the Merger.”

What consideration will be received by the company in exchange for the options and restricted stock?

                    The amount of consideration received in exchange for the options and restricted stock will be determined by the compensation committee, but in most cases options and restricted stock will be given in exchange for services rendered by employees.

NEW PLAN BENEFITS

                    The following table provides additional information about the options granted under the 2005 Plan on October 20, 2005, subject to shareholder approval and closing of the merger.  There are 5,036,880 shares reserved for issuance under the 2005 Plan, of which options covering 3,374,710 shares were granted on October 20, 2005.  Of these grants a total of 2,059,710 options were granted to management and key employees of Captiva, 670,000 were granted to Glenn W. Sturm, and 645,000 were granted to management and key employees of the company.  An additional 1,662,170 options or other awards remain available to be awarded under the 2005 Plan to the company’s executive officers, to the company’s directors or to other employees or consultants of the company.  For information about the grants to Captiva management, see “Proposal 1, Approval of the Merger and the Issuance of Securities in Connection Therewith – Interests of Certain Persons in the Merger.”

Private Business, Inc. 2005 Long-Term Equity Incentive Plan

Name and Position	Dollar Value ($)		Number of Options

Henry M. Baroco
Chief Executive Officer		(1)	300,000
J. Scott Craighead
Chief Financial Officer		(1)	200,000
Brian P. O’Neill
Executive Vice President Strategic Development		(1)	25,000
Arthur J. Kimicata
Former Chief Sales Officer	-0-		-0-
Peter S. Scully
Former President and CEO of RMSA	-0-		-0-
Gerard M. Hayden, Jr.
Former Chief Financial Officer	-0-		-0-
Executive Group (from the company)		(1)	525,000
Non-Executive Director Group		(1)	670,000	(2)
Non-Executive Officer Employee Group		(1)	120,000

          (1)          The exercise price of options granted under the 2005 Plan on October 20, 2005 was $1.32 per share, and the closing price of the company’s common stock on the Nasdaq SmallCap Market on that date was $1.22 per share.  The value of the options will equal the difference between the exercise price of such options and the market price of the company’s common stock on the date of exercise of an option.  Accordingly, the value to the recipient is not determinable until the option is exercised.  These options are contingent upon closing of the merger and approval of the 2005 Plan, and they will vest 25% on each of the first four anniversaries following the closing of the merger, subject to continued employment.

          (2)          These options were granted to Glenn W. Sturm, one of our directors, who beneficially owns approximately 37% of the membership interests of Captiva.  The options granted to Mr. Sturm are not included in the total of 2,059,710 options granted to management and key employees of Captiva as noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

How much stock do our directors, executive officers, and principal shareholders own?

                    The company is authorized to issue 100 million shares of common stock and 20,000,000 shares of preferred stock.  As of October 26, 2005, there were 14,809,377 shares of common stock, 20,000 shares of Series A preferred stock and 40,031 shares of Series B preferred stock issued and outstanding.  The Company issued 20,000 shares of Series A preferred stock to Lightyear PBI Holdings on January 20, 2004 for $20,000,000 in cash.  In connection with the purchase by Lightyear PBI Holdings of the Series A preferred stock, the company also issued a warrant entitling Lightyear PBI Holdings to purchase up to 16,000,000 shares of our common stock at a price of $1.25 per share.  The company also entered into a Securityholders Agreement with Lightyear PBI Holdings that grants Lightyear PBI Holdings the right to select four out of seven nominees for election to the board of directors of the company.  Each share of Series A preferred stock is currently entitled to 800 votes per share.  As a result, Lightyear PBI Holdings currently has voting rights equivalent to 16,000,000 shares of common stock, which represents the right to cast approximately 52% of the votes entitled to be cast by the holders of our capital stock as of October 26, 2005.  The voting rights of the Series A preferred stock will be proportionately reduced as any portion of the warrant is exercised such that, upon full exercise of the warrant, the Series A preferred stock will have no rights to any dividend and no voting rights.

                    The following table shows, as of October 26, 2005, the amount of our common stock beneficially owned (unless otherwise indicated) by (a) each director and director nominee; (b) the Named Executive Officers (as defined in “Executive Compensation,” below); (c) all of our directors and Named Executive Officers as a group and (d) all shareholders known by the company to be the beneficial owners of more than 5% of the outstanding shares of our common stock.  Based on information furnished by the owners and except as otherwise noted, the company believes that the beneficial owners of the shares listed below, have, or share with a spouse, voting and investment power with respect to the shares.  The address for all of the persons listed below is 9020 Overlook Blvd., Suite 300, Brentwood, Tennessee 37027, except as listed in the footnotes to the table below.

	Shares Beneficially Owned(1)

Name	Number	Percent

Lightyear PBI Holdings (2)	16,000,000	51.9
David M. Knott (3)	1,398,563	9.4
Potomac Capital Management LLC (4)	943,576	6.4
Gruber and McBaine Capital Management, LLC (5)	972,966	6.6
Wynnefield Capital Management LLC (6)	336,800	2.3
Henry M. Baroco (7)	724,439	4.7
David W. Glenn (8)	0	*
David Y. Howe (9)	0	*
Thierry F. Ho (10)	0	*
Robert A. McCabe, Jr. (11)	0	*
David B. Ingram (12)	52,333	*
Glenn W. Sturm (13)	70,510	*
J. Scott Craighead (14)	15,000	*
Arthur J. Kimicata (15)	15,000	*
Brian P. O’Neill (16)	69,875	*
All directors and executive officers as a group (10 persons)	947,157	6.0

*     Less than 1%

(1)

The percentages shown are based on 14,809,377 shares of common stock outstanding on October 26, 2005.  Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), shares of common stock which a person has the right to acquire pursuant to the exercise of stock options and warrants held by such holder that are exercisable within sixty (60) days of such date are deemed outstanding for the purpose of computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)

Pursuant to the warrants issued to Lightyear PBI Holdings on January 20, 2004, Lightyear PBI Holdings is entitled to purchase 16,000,000 shares of common stock of the company.  Subject to adjustment for stock splits, reorganizations or similar events, or adjustments relating to distributions to all of the holders of our common stock, the exercise price of the warrants is $1.25 per share.  Lightyear PBI Holdings is beneficially owned by The Lightyear Fund, L.P.  The address for The Lightyear Fund, L.P. is 375 Park Avenue, 11th Floor, New York, NY 10152.

(3)

As reported on a Schedule 13G filed with the SEC on February 11, 2005.  Mr. Knott and Dorset Management Corporation report sole voting power over 1,303,400 shares, shared voting over 95,163 shares and sole dispositive power over 1,398,563 shares.  The address for David M. Knott and Dorset Management Corporation is 485 Underhill Boulevard, Suite 205, Syosset, NY 11791.

(4)

As reported on a Schedule 13G filed with the SEC on March 12, 2004.  Voting power and dispositive power are reported to be shared with Potomac Capital Management Inc. and Paul J. Solit.  The address for Potomac Capital Management LLC is 153 E. 53rd Street, 26th Floor, New York, NY 10022.

(5)

As reported on a Schedule 13G filed with the SEC on February 14, 2005.  Voting power and dispositive power are reported to be shared with Jon D. Gruber, J. Patterson McBaine, Eric B. Swergold, and J. Lynne Rose.  The address for Gruber and McBaine Capital Management, LLC is 50 Osgood Place, Penthouse, San Francisco, CA, 94133.

(6)

As reported on a Schedule 13G filed with the SEC on April 7, 2005.  A group subsequently filed a Schedule 13D with the SEC on October 27, 2005 reflecting beneficial ownership of 1,645,467 shares, or 11.1%.  The members of the group include various funds of which Wynnefield is the general partner or entities affiliated with Wynnefield or it co-managing member, Nelson Obus.  The address for Wyneefield is 450 Seventh Avenue, Suite 509, New York, NY 10123.

(7)	Includes options to purchase 623,536 shares of common stock.

(8)	Mr. Glenn is a managing director of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P. Mr. Glenn disclaims beneficial ownership of the shares held by Lightyear PBI Holdings.

(9)	Mr. Howe is a member of Lightyear Fund GP, LLC, an affiliate of The Lightyear Fund, L.P. Mr. Howe disclaims beneficial ownership of the shares held by Lightyear PBI Holdings.

(10)	Mr. Ho is a senior vice president of Lightyear Capital, LLC, an affiliate of The Lightyear Fund, L.P. Mr. Ho disclaims beneficial ownership of the shares held by Lightyear PBI Holdings.

(11)

Mr. McCabe is an independent director serving as a designee of Lightyear PBI Holdings pursuant to the Securityholders Agreement.  Mr. McCabe has no direct or indirect financial or employment relationship with Lightyear PBI Holdings and disclaims beneficial ownership of the shares held by Lightyear PBI Holdings.

(12)	Includes 333 shares owned by Ingram Entertainment, Inc., an entity controlled by Mr. Ingram, and options to purchase 25,000 shares of common stock.

(13)	Includes options to purchase 6,010 shares of common stock.

(14)	Includes options to purchase 15,000 shares of common stock.

(15)	Former Chief Sales Officer. Includes 15,000 shares owned jointly with his spouse.

(16)	Includes options to purchase 66,754 shares of common stock.

EXECUTIVE COMPENSATION

                    The following section describes the compensation that the company pays its chief executive officer and the persons who, at December 31, 2004, were the other four most highly compensated executive officers of the company (collectively, the “Named Executive Officers”).  This section includes:

•	a detailed table showing compensation of the Named Executive Officers for the last three years;
•	information about stock options and other benefits; and
•	a report of our compensation committee on executive compensation.

How much compensation did the company pay the Named Executive Officers during 2004?

                    The following table provides information as to annual, long-term or other compensation earned during fiscal years ended December 31, 2004, 2003 and 2002 by the Named Executive Officers.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)		Securities Underlying Options (#)

Henry M. Baroco	2004	$257,500	—	$566,433	(2)	100,000
Chief Executive Officer	2003	240,000	—	470,678	(2)	182,000
	2002	240,000	—	135,726	(2)	20,000
Peter S. Scully (3)	2004	234,194	—	6,259		—
Former President and CEO of RMSA	2003	225,000	—	5,391		21,600
	2002	198,000	—	8,727		50,000
Brian P. O’Neill(4)	2004	150,000	—	—		—
Chief Marketing Officer	2003	150,000	—	3,705		40,400
	2002	125,000	5,000	47,933	(4)	5,000
Arthur J. Kimicata (5)	2004	56,923	12,500	—		—
Former Chief Sales Officer	2003	—	—	—		—
	2002	—	—	—		—
Gerard M. Hayden, Jr. (6)	2004	210,000	—	—		—
Former Chief Financial Officer	2003	200,000	—	—		60,000
	2002	175,000	—	—		—

(1)

In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by these executive officers which are available generally to all salaried employees of the company and perquisites and other personal benefits received by these executive officers, which do not exceed the lesser of $50,000 or 10% of any such officer’s salary and bonus disclosed in this table.

(2)

This amount represents taxable fringe benefits for a loan that was forgiven by Towne prior to the Towne merger in consideration for Mr. Baroco’s entering into a new employment agreement that reduced the term of the agreement from three years to two years and reduced the period for which insurance benefits would be provided from until death to until age 65.  In 2003, the amount also includes payments made to pre-pay the non-compete payment clause within Mr. Baroco’s employment agreement.  In 2004, this amount includes $52,978 in relocation expenses and $398,750 in payments made to pre-pay the non-compete payment clause within Mr. Baroco’s employment agreement.

(3)	On November 23, 2004, Mr. Scully resigned from his position as President and CEO of RMSA.

(4)	These amounts include relocation expenses paid by Private Business.

(5)	Mr. Kimicata resigned from his position as our Chief Sales Officer in October 2005.

(6)	In January 2005, Mr. Hayden resigned from his position as Chief Financial Officer and J. Scott Craighead was appointed as our new Chief Financial Officer.

How many options did the company issue to the Named Executive Officers in 2004 and under what terms?

                    The tables below provide certain information with respect to grants of stock options to the Named Executive Officers pursuant to the company’s stock option plans during the year ended December 31, 2004.

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Share)	Market Price on Date of Grant	Expiration Date	Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Options Term (2)

						5%	10%

Henry M. Baroco	100,000	76.9%	$1.83	$1.83	8/04/14	$115,088	$291,655
Peter S. Scully	0	—	—	—	—	—	—
Brian P. O’Neill	0	—	—	—	—	—	—
Arthur J. Kimicata	0	—	—	—	—	—	—
Gerard M. Hayden, Jr.	0	—	—	—	—	—	—

(1)	The percent of total options granted was calculated based on a total of 130,000 options granted during fiscal year 2004.

(2)

The potential realizable values illustrate values that might be realized upon exercise immediately prior to the expiration of the term of these options using 5% and 10% appreciation rates, as required by the SEC, compounded annually. These values do not, and are not intended to, forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for vesting over a period of years or termination of options following termination of employment.

How many options did the Named Executive Officers Exercise in 2004 and what was the value of those options?

                    The table below provides information as to exercise of options by the Named Executive Officers during the fiscal year 2004 under the option plans and the year-end value of unexercised options.

Name	Number of Securities Underlying Options Exercised (#)	Value Realized	Number of Securities Underlying Unexercised Options At Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-end ($)(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Henry M. Baroco	0	N/A	559,858	142,678	475,802	114,720
Peter S. Scully (2)	0	N/A	92,227	0	57,353	0
Gerard M. Hayden, Jr. (2)	0	N/A	149,479	10,521	173,724	17,276
Arthur J. Kimicata (2)	0	N/A	0	0	0	0
Brian P. O’Neill	0	N/A	60,968	5,786	71,731	10,563

(1)

This amount represents the aggregate of the number of “in-the-money” options multiplied by the difference between $2.44, the fair market value of the common stock at December 31, 2004, and the exercise price for that option. Options are classified as “in-the-money” if the market value of the underlying common stock exceeds the exercise price of the option. Actual values which may be realized, if any, upon the exercise of options will be based on the per share market price of the common stock at the time of exercise and are thus dependent upon future performance of the common stock.

(2)	Mr. Scully and Mr. Hayden are no longer employed by the company and do not own any options to purchase shares of our stock. Mr. Kimicata is no longer employed by the company.

What equity compensation plans does the company currently have in place?

                    The following table provides information about our equity compensation plans in effect at December 31, 2004, aggregated for two categories of plans: those approved by shareholders and those not approved by shareholders.

                    As of December 31, 2004, the company currently had stock options outstanding under six separate stock option plans known as the Private Business, Inc. 2004 Equity Incentive Plan (the “2004 Plan”), the Private Business, Inc. 1999 Amended and Restated Stock Option Plan (the “1999 Plan”), the Towne Services, Inc. 1996 Stock Option Plan, the Towne Services, Inc. 1998 Stock Option Plan, the Towne Services, Inc. Director Stock Option Plan and the Towne Services, Inc. Non-Qualified Stock Option Plan.  The company also has options outstanding under individual stock option grants that are not governed by the terms of a stock option plan but that were made pursuant to a single form of option grant (such grants are referred to as the “1994 Plan”).  All of the Towne Services, Inc. stock option plans have been terminated and no future stock options will be granted under such plans.  There are 503,088 stock options issued and outstanding under the Towne Plans, 100,000 stock options issued and outstanding under the 2004 Plan, 1,284,121 stock options issued and outstanding under the 1999 Plan, and 354,871 options issued and outstanding under the 1994 Plan.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercised Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)) (c)

Equity compensation plans approved by shareholders	2,242,080	$3.44	848,424
Equity compensation plans not approved by shareholders	0	—	0
Total	2,242,080	$3.44	848,424

Is the company a party to any key employment agreements?

                    Yes.  Effective July 1, 2004, the company entered into an Employment Agreement with Mr. Baroco, its chief executive officer.  Mr. Baroco’s agreement provides for an annual base salary of not less than $275,000 and an annual incentive award calculated as a percentage of Mr. Baroco’s base salary based upon our annual pretax net income.  The employment agreement has an initial term from July 1, 2004 until June 30, 2006, subject to automatic annual renewals absent prior notice from either party.

                    Mr. Baroco’s employment agreement further provides for the grant to Mr. Baroco of options to acquire 100,000 shares of Private Business’s common stock at an exercise price equal to the closing trading price on the date of grant, August 4, 2004.  All of the options vest on the seventh anniversary of the grant date if Mr. Baroco remains employed by the company or its successor at such time; provided, however, that on each of the first five anniversaries of the option, 20,000 of the options vest if (but only if) the company achieves pre-determined profitability levels, as established by our board of directors, sufficient to result in Mr. Baroco receiving a bonus for the applicable year equal to at least 100% of his annual base salary.

                    The employment agreement provides for various payments to Mr. Baroco upon cessation of employment, depending on the circumstances.  If Mr. Baroco is terminated for “Cause” at any time, he will receive his pro rata base salary and perquisites to the date of termination.  If Mr. Baroco dies or becomes disabled during his term of employment, he will receive his pro rata base salary, perquisites and incentive bonus to the date of termination or resignation.  If Mr. Baroco is terminated without “Cause” at any time, or if there is a change in control of the company (as defined in the employment agreement), Mr. Baroco will receive 150% of his base salary plus the average of his annual incentive awards paid for the two prior years.

                    If the merger is closed, Mr. Baroco will resign from the board and will become our President and Chief Operating Officer.  Mr. Baroco has agreed to amend his employment agreement in connection with the merger to reflect his new position.  On October 20, 2005, Mr. Baroco was granted options to purchase 455,000 shares of our common stock, 155,000 of which were fully vested, with an exercise price of $1.32 per share and immediate vesting of an existing option to purchase 100,000 shares of our common stock, in each case contingent upon the closing of the merger.

Does the company have a code of ethics for executive officers?

                    The company has a code of ethics for our executive officers, a copy of which can be provided to any person without charge, upon written request.  Any such request should be addressed to: Private Business, Inc., 9020 Overlook Blvd., Suite 300, Brentwood, TN, 37027, Attention: Investor Relations.

How are directors compensated?

                    In consideration for their service on the company’s board of directors, non-employee directors receive an annual fee of $25,000 or, at the election of the director, 15,000 restricted shares of the company’s common stock.  The $25,000 fee is payable in equal quarterly installments.  The restricted share grants, if elected, are granted as of the board of directors meeting corresponding with the annual shareholder meeting and vest 25% on the date of grant and 25% on each of the three subsequent anniversaries so long as the director served as a director for not less than six of the twelve months prior to such anniversary.  These restrictions lapse upon a change of control of the company.

                    Each non-employee director receives an annual fee of $5,000 for each committee of the board upon which that director serves, payable in full at the board meeting corresponding with the annual shareholder meeting.  The chairman of the audit committee receives an additional $5,000 fee for serving as chairman, payable in full at the board meeting corresponding with the annual shareholder meeting.  Non-employee directors receive $1,000 for each board or committee meeting attended, whether in person or via telephone.  Directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

                    The compensation committee of our board of directors has furnished the following report on executive compensation for fiscal year 2004.  The compensation committee report is intended to describe in general terms the process the compensation committee undertakes and the matters it considers in determining the appropriate compensation for our chief executive officer.

What is the compensation policy of the compensation committee?

                    The compensation committee intends to make our executive compensation package competitive with the marketplace, with an emphasis on compensation in the form of equity ownership, the value of which is contingent on the long-term market performance of our common stock.  The compensation committee also seeks to control our fixed costs and to enhance our annual performance by providing executive officers with opportunities to earn annual cash bonuses for achieving company and individual performance goals.  In establishing our compensation policies, the compensation committee also considers information regarding levels and practices at other companies in related industries that are comparable to the company.

                    Although the compensation committee does not establish specific targets for compensation of our executive officers relative to executive officers at comparable companies, the compensation committee believes that the compensation for our executive officers generally falls in the median range of executive compensation for such comparable companies.

How are the company’s executive officers compensated?

                    The annual compensation package of our executive officers generally provides for base salaries, as well as for the opportunity to receive annual bonuses that are related, among other factors, to company performance and individual performance.  We also provide long-term equity based compensation generally through participation in the 2004 Plan and the 1999 Plan.  This assures that key management employees have a meaningful stake in the company, the ultimate value of which is dependent on our long-term stock price appreciation, and that the interests of executive officers are aligned with those of our shareholders.

                    Base Salary.  Executive officers’ base salaries reflect their positions and experience.  Annual base salary increases for executive officers are established as a result of an analysis of each executive’s individual performance during the prior year, the overall performance of the company during the prior year and his or her level of responsibility, prior experience and breadth of knowledge.  We believe that current executive officer salaries are competitive with comparable companies.

                    Annual Bonus.  To control fixed salary costs and reward annual performance, we pay annual bonuses to executive officers for achieving company and individual performance goals.  In setting annual bonus awards, the compensation committee considers, among other factors, our revenue growth and profitability, the development and expansion of our business, improvement of management structures, and general management objectives.  Actual awards are recommended by the chief executive officer and approved by the compensation committee based on its assessment of each executive’s individual performance and responsibility for our financial and business condition.

                    Stock Options.  The 2004 Plan permits grants of incentive stock options, non-qualified stock options, and restricted stock grants.  The 1999 Plan permits grants of incentive stock options and non-qualified stock options.  The incentive stock options are granted with an exercise price at the fair market value on the grant date, vest over a four-year period, and expire after 10 years.  Non-qualified stock options are granted with an exercise price established by the board of directors, vest from immediately after the date of grant up to four years after the date of grant and expire after 10 years.  Restricted stock grants are granted with such restriction periods as the compensation committee may designate.  The compensation committee also has the authority to condition vesting of incentive stock options, non-qualified stock options and restricted stock grants upon achievement of performance goals.  Stock options have value only if the stock price appreciates from the date such options are granted.  This component of executive compensation focuses executives on long-term creation of shareholder value and encourages equity ownership in the company.  In determining the actual size of stock option awards under the Stock Option Plans, the compensation committee considers the value of the stock on the date of grant, competitive practices, the executive’s stock holdings, the amount of options previously granted to the executive, individual performance, and our performance.

During 2004, what was the compensation paid to our chief executive officer?

                    During 2004, we entered into an employment agreement with Mr. Baroco, which is described under the heading “Employment Agreements.”  The compensation committee and the board of directors approved a total compensation package that was designed to be competitive with compensation provided to chief executive officers at companies of size comparable to the company as well as provide a compensation level and structure necessary to obtain an executive with Mr. Baroco’s experience and credentials.  Mr. Baroco’s employment agreement provides for an annual current salary of $275,000 and an annual incentive award calculated as a percentage of Mr. Baroco’s base salary based upon predefined targets for our annual pretax net income as determined by the board of directors.  In fiscal year 2004, we paid no annual incentive award to Mr. Baroco or any of our executive officers.

Does the company anticipate special tax consequences resulting from paying any of its executive officers in excess of $1,000,000?

                    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for executive compensation in excess of $1 million.  We do not anticipate that the company will pay any of its executive officers compensation in excess of $1 million in the 2004 fiscal year and, accordingly, to date the company has not adopted a policy in this regard.

Who are the members of the compensation committee?

                    The compensation committee consists of David Y. Howe, David W. Glenn and Glenn W. Sturm.

                    The above compensation committee report for fiscal 2004 is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Securities Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act, without the express written consent of the company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                    Our compensation committee is currently composed of David Y. Howe, David W. Glenn and Glenn W. Sturm.  No executive officer of the company serves as a member of the compensation committee or as a director of any other entity whose executive officer(s) serves as a director of the company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Has the company entered into any arrangements with affiliated parties?

                    During the year ended December 31, 2004, the company paid fees of approximately $15,000 for legal services to a law firm in which Mr. Sturm, one of our directors, is a partner; provided, however, that no fees have been paid to Mr. Sturm’s law firm since a date prior to the date of our 2004 annual meeting.  See also “Proposal 1 - Interests of Certain Persons in the Merger” on Page 33.

Does the company have a policy in place with respect to contracts between the company and persons affiliated with the company?

                    The company has a policy that any transactions between the company and its officers, directors and affiliates will be on terms as favorable to the company as can be obtained from unaffiliated third parties.  Such transactions with such persons will be subject to approval by a majority of our disinterested directors or will be consistent with policies approved by such disinterested directors.

COMPANY PERFORMANCE

How has our stock performed in comparison to the Nasdaq Stock Market and the Russell 2000 Index?

                    Rules promulgated by the SEC require that the company include in this proxy statement a line graph which compares the yearly percentage change in cumulative total shareholder return on company common stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market (US) (the “Broad Index”) and (b) the performance of a published industry index or peer group index, Russell 2000 (the “Industry Index”).  The company does not believe it has an industry peer group.  The following graph compares the yearly percentage change in the return on our common stock since May 26, 1999, the date on which our common stock first began trading on the Nasdaq National Market, with the cumulative total return on the Broad Index and the Industry Index.  The graph assumes the investment of $100 in our common stock on May 26, 1999, the investment of $100 in the Broad Index and the Industry Index on May 26, 1999, and that with respect to each hypothetical investment, all dividends were reinvested.

                    The stock performance graph shown above is not deemed to be part of any document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express written consent of the company.

MISCELLANEOUS

                    It is important that proxies be returned promptly to avoid unnecessary expense.  Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

PRIVATE BUSINESS, INC.
AND SUBSIDIARIES

PRO FORMA CONSOLIDATED FINANCIAL DATA

                    The following unaudited pro forma consolidated financial data has been prepared to give effect to the merger between the company and Captiva based on the purchase method of accounting for $6.0 million of cash, 757,576 shares of company common stock at closing and up to 1,212,122 additional common shares as contingent consideration.  The pro forma balance sheet also assumes that we will use the backstop financing provided by Lightyear PBI Holdings to finance the transaction. The pro forma balance sheet data has been prepared based on the historical balance sheets of the company and Captiva as if the merger were effective as of June 30, 2005.  The pro forma statement of operations data has been prepared based on the historical statements of operations of the company, Captiva and Total Bank Technology, LLC (“TBT” and predecessor to Captiva) as if the merger were effective as of January 1, 2004.  Captiva was organized and incorporated on March 31, 2005.  On June 1, 2005, Captiva acquired all of the operating assets of TBT.  As such, beginning on June 1, 2005 the operating results of TBT are included in the results for Captiva in the accompanying pro forma data.  Prior to the TBT acquisition, Captiva had no customers or revenues, thus only operating expenses associated with the management team and facility expense were attributable to Captiva.  The pro forma financial data are presented for informational purposes.  You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the consolidated companies that would have actually occurred had the merger been effective during the periods presented or of the future financial position or future results of operations of the consolidated companies.  The pro forma consolidated financial data does not include any adjustments for the KVI leasing business acquired by the company in August 2005.  You should read this information in conjunction with the accompanying notes thereto and with the historical consolidated financial statements and accompanying notes of the company and Captiva included elsewhere in this document.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
For the Six Months Ended June 30, 2005

(Unaudited, in thousands, except per share amounts)

	Private Business	Captiva	TBT (Predecessor to Captiva) For the five months ended May 31, 2005	Pro Forma Adjustments						Pro Forma

				Debit			Credit

REVENUES	$18,700	$150	$774	$			$			$19,624
COSTS AND EXPENSES:
Cost of goods sold	—	24	232							256
General and Administrative	7,357	304	501		162	B				8,324
Selling and Marketing	8,947									8,947
Research and Development	116									116
Amortization	410	13	32		115	A				570
Other operating expense	19		7		—					26

Total costs and expenses	16,849	341	772		277			—		18,239

Operating income (loss)	1,851	(191)	2		(277)			—		1,385
OTHER EXPENSES:
Interest expense, net	(140)	(23)	(29)		(524	) C				(716)

Total other expenses	(140)	(23)	(29)		(524)			—		(716)

Income (Loss) before provision for income taxes	1,711	(214)	(27)		(801)			—		669
Provision (benefit) for income taxes	667	—	—		—			406	D	261

NET INCOME (LOSS)	1,044	(214)	(27)		(801)			—		408
PERFERRED STOCK DIVIDENDS	(1,080)	—	—		—			—		1,080

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(36)	$(214)	$(27)		$(801)			$406		$(672)

LOSS PER SHARE:
Basic	$(0.00)									$(0.04)

Diluted	$(0.00)									$(0.04)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	14,618				862	E				15,480

Diluted	14,618				862	E				15,480

Note:  For the six months ended June 30, 2005, approximately 17.4 million employee stock options, warrants and the Series B preferred shares were excluded from the diluted earnings per share calculation, as their effects were anti-dilutive.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
For the Year Ended December 31, 2004

(Unaudited, in thousands, except per share amounts)

	Private Business	TBT (predecessor to Captiva)	Pro Forma Adjustments						Pro Forma

			Debit			Credit

REVENUES	$39,649	$1,902	$			$			$41,551
COSTS AND EXPENSES:
Cost of goods sold	—	577							577
General and Administrative	15,571	969		648	B				17,188
Selling and Marketing	18,008	—							18,008
Research and Development	369	—							369
Amortization	1,144	200		119	A				1,463
Other operating expense	1,723	—		—					1,723

Total costs and expenses	36,815	1,746		767			—		39,328

Operating income (loss)	2,834	156		(767)			—		2,223
OTHER EXPENSES:
Interest expense, net	(468)	(84)		(1,068	) C				(1,620)
Other income	266	—		—					266

Total other expenses	(202)	(84)		(1,068)			—		(1,354)

Income before provision for income taxes	2,632	72		(1,835)			—		869
Provision (benefit) for income taxes	62	—		—			(695	) D	(633)

NET INCOME	2,570	72		(1,835)			(695)		1,502
PREFERRED STOCK DIVIDENDS	(2,056)	—		—			—		(2,056)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$514	$72		$(1,835)			$695		$(554)

INCOME (LOSS) PER SHARE:
Basic	$0.04								$(0.04)

Diluted	$0.04								$(0.04)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	14,243						862	E	15,105

Diluted	14,706						862	E	15,105

Note:

During the year ended December 31, 2004, 463,000 employee stock options were included in the diluted weighted average shares outstanding.  However, after taking into account the pro forma adjustments above, the company would have incurred a net loss attributable to common shareholders.  Therefore, on a pro forma basis, the 463,000 employee stock options have been excluded incalculating diluted loss per share, as their effects would be anti-dilutive.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET DATA
June 30, 2005
(Unaudited, in thousands, except per share amounts)

	Private Business	Captiva	Pro Forma Adjustments				Pro Forma

			Debit		Credit

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$—	$357			$96	F	$261
Accounts receivable	4,860	168					5,028
Accounts receivable - other	48	—					48
Deferred tax asset	92	—					92
Other current assets	1,244	113					1,357

Total current assets	6,244	638					6,786

PROPERTY AND EQUIPMENT, NET	1,948	298					2,246
OTHER ASSETS:
Software development, net	1,294	—					1,294
Deferred tax asset	2,066	—					2,066
Intangible and other assets, net	9,004	2,108	6,799	F	2,108	F	15,803

Total other assets	12,364	2,108					19,163

Total assets	20,556	3,044					28,195

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	1,669	120					1,789
Accrued liabilities	1,332	215	96	F			1,451
Deferred revenue	465	—					465
Current portion of long-term debt	1,667	4	4	F			1,667

Total Current Liabilities	5,133	339					5,372

REVOLVING LINE OF CREDIT	880	—					880
OTHER NONCURRENT LIABILITIES	60	—					60
LONG-TERM DEBT, net of current portion	833	2,616	2,616	F	4,855	G	5,688

Total liabilities	6,906	2,955					12,000

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock	—	290	290	F			—
Preferred stock (Series A and B)	6,323						6,323
Paid in capital	4,006				1,000	F	6,551
					1,545	G
Retained earnings (deficit)	3,321	(201)			201	F	3,321

Total stockholders’ equity	13,650	89					16,195

Total liabilities and stockholders’ equity	$20,556	$3,044	9,805		9,805		$28,195

PRIVATE BUSINESS, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA

A.

To increase amortization expense of new intangibles recorded as a result of the merger.  The pro forma amounts assume that approximately $2.5 million of identified intangibles are recorded, consisting of acquired technology ($2.0 million) and customer lists ($500,000) and being amortized over estimated average useful lives of seven and fifteen years, respectively.

B.	To increase general and administrative costs for the increased salary of the new CEO based on the employment agreement executed as part of this transaction.

C.

To increase interest expense for additional debt acquired by the company as consideration paid for the membership units of Captiva.  Interest expense has been estimated assuming that the Lightyear PBI Holdings financing discussed elsewhere in this proxy statement is used to acquire Captiva.  Therefore, the pro forma interest expense was calculated using an interest rate of 12% and includes accretion of the debt discount using the effective interest method, as more fully described below in Note G.

D.	To record income tax effects (at an effective rate of 39%) of the pro forma adjustments of each period.

E.

To reflect company common stock issued as part of the consideration paid for the membership units of Captiva, 862,069 common shares valued at $1.16 per share (stock price as of January 1, 2004) for a total of $1.0 million in purchase price.

F.

To allocate the estimated total purchase price of approximately $7.0 million, which consists of $6.0 million in cash, $1.0 million for the 684,932 common shares of the company (valued at $1.46 per share at June 30, 2005) and an estimated $400,000 for Private Business’s direct costs associated with the merger.  The preliminary allocation of the purchase price to the underlying net assets acquired is based on an estimate of the fair value of the net assets as follows:

(in thousands, except per share information)

Purchase Price:
Cash	$6,000
Stock (684,932 common shares at $1.46 per share)	1,000
Direct Acquisition Costs	400

$7,400

Preliminary Allocation to Operating Assets and Liabilities:
Assets:
Cash	$261
Accounts receivable	168
Other current assets	113
Furniture and equipment	298
Acquired technology	2,000
Customers list	500
Goodwill	4,299
Liabilities:
Accounts payable	(120)
Accrued liabilities	(119)

Total net assets	$7,400

The merger agreement also includes potential contingent consideration of up to 1,212,122 of additional company common shares, based upon achievement of certain revenue goals in 2006.  This contingent consideration (currently valued at approximately $1.6 million) has not been included in the purchase price allocation above.  In the event that any portion of this contingent consideration is earned and paid, it will be treated as additional purchase price, which will increase the amount of recorded goodwill.

G.

To record the additional debt obtained from Lightyear PBI Holdings at a discount and record the estimated fair value of the warrant to acquire 3.7 million common shares of the company at $1.32 per share issued to Lightyear PBI Holdings in conjunction with the unsecured senior subordinated note used to acquire Captiva.  The estimated fair value of the warrant has been calculated using a risk-free rate of 4.5%, an expected dividend yield of 0%, expected stock volatility of 45% and an expected life of the warrant of five years.  The proceeds from the Lightyear PBI Holdings debt of $6.4 million was then allocated between the debt and the warrant based on their respective fair values.  As such, $4.9 million has been allocated to long-term debt and $1.5 million has been allocated to additional paid in capital.

NOTE: The pro forma statement of operations data does not include stock compensation expense for the new stock options issued in conjunction with the merger transaction described elsewhere in this proxy statement.  The stock option grants issued at closing as part of the merger are expected to total 3.3 million and the estimated fair value using the Black-Scholes model is $.48 per share.  The company accounts for stock-based compensation plans under the intrinsic value-based method of accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and does not utilize the fair value method.  If the company expensed options under SFAS No. 123, Accounting for Stock-Based Compensation, an estimated additional $284,000 and $142,000 of compensation expense would have been expensed during the year ended December 31, 2004 and the six months ended June 30, 2005, respectively.  Beginning January 1, 2006, the company will be required to expense the remaining unvested fair value of all stock options, including those issued as part of this transaction.  The estimated annual stock compensation expense for the stock options to be issued as part of this merger is $284,000.

NOTE 2: Captiva organized and began operations on April 1, 2005.  On June 1, 2005, Captiva acquired all operating assets of Total Bank Technology, LLC (“TBT”).  The six pro forma months ended June 30, 2005 consist of the full five months results of TBT (January 1 – May 31, 2005 presented separately) prior to the acquisition by Captiva along with the results of Captiva from April 1, 2005 through June 30, 2005, including the results of TBT for the month of June 2005.  Had Captiva been in existence as of January 1, 2004, the 2004 and six months of 2005 results would have reflected additional expenses for the management team and facilities expense of Captiva.  The estimate of these additional costs are $1.4 million and $360,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Private Business, Inc.

          We have audited the accompanying consolidated balance sheets of Private Business, Inc. and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Private Business, Inc. and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Nashville, Tennessee
February 18, 2005

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
December 31, 2004 and 2003

(dollars in thousands)	2004	2003

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7	$1,586
Accounts receivable — trade, net of allowance for doubtful accounts of $242 and $358, respectively	4,506	4,632
Accounts receivable — other	104	371
Deferred tax assets	70	859
Prepaid and other current assets	1,245	1,563

Total current assets	5,932	9,011

PROPERTY AND EQUIPMENT, NET	2,327	3,698
OTHER ASSETS:
Software development costs, net	1,138	1,267
Deferred tax assets	2,704	2,980
Intangible and other assets, net	9,235	10,129

Total other assets	13,077	14,376

Total assets	$21,336	$27,085

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	1,861	$1,741
Accrued liabilities	1,976	3,786
Other short-term borrowings	—	388
Dividends payable	—	735
Deferred revenue	586	557
Current portion of long-term debt and capital lease obligations	1,667	3,849

Total current liabilities	6,090	11,056

REVOLVING LINE OF CREDIT	110	950
OTHER NON-CURRENT LIABILITIES	74	170
LONG-TERM DEBT, net of current portion	1,666	19,277

Total liabilities	7,940	31,453

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, no par value; 100,000,000 shares authorized and 14,388,744 and 14,063,487shares issued and outstanding, respectively	—	—
Preferred Stock, 20,000,000 shares authorized:
Series A non-convertible, no par value; 20,000 shares issued and outstanding at December 31, 2004	6,209	—
Series B convertible, no par value; 40,031 shares issued and outstanding	114	114
Additional paid-in capital	3,716	(7,326)
Retained earnings	3,357	2,844

Total stockholders’ equity (deficit)	13,396	(4,368)

Total liabilities and stockholders’ equity (deficit)	$21,336	$27,085

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
For the Years Ended December 31, 2004, 2003 and 2002

(in thousands, except per share data)	2004	2003	2002

REVENUES:
Participation fees	$25,287	$27,920	$37,114
Software license	228	269	498
Retail planning services	9,003	9,124	10,449
Maintenance and other	5,131	5,844	6,484

Total revenues	39,649	43,157	54,545

OPERATING EXPENSES:
General and administrative	15,571	18,643	22,955
Selling and marketing	18,008	17,573	21,943
Research and development	369	401	852
Amortization	1,144	1,820	1,796
Other operating	1,723	280	131

Total operating expenses	36,815	38,717	47,677

OPERATING INCOME	2,834	4,440	6,868
INTEREST EXPENSE, NET	(468)	(1,492)	(1,798)
OTHER INCOME	266	—	—

INCOME BEFORE INCOME TAXES	2,632	2,948	5,070
Income tax provision	62	1,150	1,977

NET INCOME	2,570	1,798	3,093
Preferred stock dividends	(2,056)	(160)	(160)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$514	$1,638	$2,933

EARNINGS PER SHARE:
Basic	$0.04	$0.12	$0.21

Diluted	$0.04	$0.12	$0.20

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)
For the Years Ended December 31, 2004, 2003 and 2002

(in thousands)	Shares of Common Stock	Preferred Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Total

Balance, December 31, 2001	13,902	$114	$(7,464)	$(1,727)	$(9,077)
Preferred stock dividends	—	—	—	(160)	(160)
Exercise of stock options	54	—	137	—	137
Shares issued under employee stock purchase plan	47	—	86	—	86
Stock-based compensation	44	—	46	—	46
Comprehensive income:
2002 net income	—	—	—	3,093	3,093

Balance December 31, 2002	14,047	114	(7,195)	1,206	(5,875)
Preferred stock dividends	—	—		(160)	(160)
Exercise of stock options	13	—	9	—	9
Shares issued under employee stock purchase plan	71	—	54	—	54
Other	(68)	—	(194)	—	(194)
Comprehensive income:
2003 net income	—	—	—	1,798	1,798

Balance December 31, 2003	14,063	114	(7,326)	2,844	(4,368)
Series A preferred stock issuance and common stock warrant issuance		6,209	10,685	—	16,894
Preferred stock dividends	—	—	—	(2,056)	(2,056)
Exercise of stock options	299	—	325	—	325
Shares issued under employee stock purchase plan	30	—	32	—	32
Other	—	—	—	(1)	(1)
Comprehensive income:
2004 net income	—	—	—	2,570	2,570

Balance December 31, 2004	14,389	$6,323	$3,716	$3,357	13,396

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2004, 2003 and 2002

(in thousands)	2004	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,570	$1,798	$3,093
Adjustments to reconcile net income to net cash provided by operating Activities:
Write-off of debt issuance costs	780	—	55
Depreciation and amortization	2,860	4,518	5,081
Deferred taxes	1,065	1,033	1,977
Non-cash stock based compensation	—	—	46
Loss on write-down or disposal of fixed assets and software development costs	65	150	—
Gain on sale of property	—	—	(160)
Gain on sale of insurance division	—	(427)	—
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	402	2,143	1,241
Prepaid and other current assets	408	890	(378)
Other assets	—	1	170
Accounts payable	120	(298)	(1,578)
Accrued liabilities	(1,828)	(1,610)	(1,475)
Deferred revenue	29	87	(656)
Other non-current liabilities	—	(349)	(619)

Net cash provided by operating activities	6,471	7,936	6,797

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(530)	(113)	(2,406)
Software development costs	(714)	(765)	(865)
Proceeds from sale of property and equipment	—	25	2,863
Proceeds from sale of bank insurance division	—	325	—
Proceeds from note receivable	43	28	—
Proceeds of cash and cash equivalents from Towne acquisition, net of direct costs of acquisition	—	—	(45)
Acquisition of CAM Commerce division	—	—	(800)

Net cash used in investing activities	(1,201)	(500)	(1,253)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on long-term debt	(1,667)	(5,077)	(4,738)
Repayments on capitalized lease obligations	(201)	(303)	(368)
Extinguishment of long-term debt, facility with Fleet	(23,875)	(295)	(3,113)
Payments on other short term borrowings	(388)	(795)	—
Payment of debt issuance costs and amendment fees	(286)	(589)	—
Payments of preferred dividends declared	(2,793)	—	—
Net proceeds (payments) from revolving line of credit	(2,390)	—	950
Net proceeds from sale of Series A preferred shares and common stock warrant	16,894	—	—
Proceeds from new debt facility with Bank of America	7,500	—	—
Proceeds from exercise of employee stock options	325	9	137
Stock issued through employee stock purchase plan	32	54	86

Net cash used in financing activities	(6,849)	(6,996)	(7,046)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(1,579)	440	(1,502)
CASH AND CASH EQUIVALENTS at beginning of year	1,586	1,146	2,648

CASH AND CASH EQUIVALENTS at end of year	$7	$1,586	$1,146

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash payments for income taxes during period	$306	$221	$108

Cash payments of interest during period	$237	$1,492	$1,798

SUPPLEMENTAL NON-CASH DISCLOSURES:
Dividends accrued on preferred stock	$—	$160	$160

Notes payable issued for certain insurance and software contracts	$—	$1,184	$—

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

          Private Business, Inc. (the “Company”) was incorporated under the laws of the state of Tennessee on December 26, 1990 for the purpose of marketing a solution that helps banks market and manage accounts receivable financing. The Company operates primarily in the United States and its customers consist of banks of various sizes, primarily community banks. The Company consists of three wholly owned subsidiaries, Private Business Processing, Inc., Private Business Capital, Inc. and Towne Services, Inc. Private Business Processing, Inc. owns Private Business Insurance, Inc. (“Insurance”), while Towne Services, Inc. owns Forseon Corporation and Banking Solutions, Inc. Insurance brokers credit and fraud insurance, which is underwritten through a third party, to its customers. Capital is a dormant entity.

          The market for the company’s services is concentrated in the banking industry. Further, the company’s services are characterized by risk and uncertainty as a result of the company’s reliance primarily on one product to generate a substantial amount of the company’s revenues. There are an increasing number of competitors and alternative products available and rapid consolidations in the banking industry. Consequently, the company is exposed to a high degree of concentration risk relative to the banking industry environment and its limited product offerings.

Principles of Consolidation

          The consolidated financial statements include the accounts of the company and its wholly owned subsidiaries. All significant inter company transactions and balances have been eliminated.

Cash and Cash Equivalents

          The Company considers all highly liquid investments that mature in three months or less to be cash equivalents.

Property and Equipment

          Property and equipment are recorded at cost. Depreciation is calculated using an accelerated method over 5 to 10 years for furniture and equipment, 3 years for purchased software and the life of the lease for all leasehold improvements. Expenditures for maintenance and repairs are charged to expense as incurred, whereas expenditures for renewals and betterments are capitalized.  The Company evaluates the carrying value of property and equipment whenever events or circumstances indicate that the carrying value may have been impaired in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Allowance for Doubtful Accounts

          The Company estimates its allowance for doubtful accounts on a case-by-case basis, based on the facts and circumstances surrounding each potentially uncollectible receivable.  An allowance is also maintained for expected billing adjustments and for accounts that are not specifically reviewed that may become uncollectible in the future.  Uncollectible receivables are written-off in the period management believes it has exhausted every opportunity to collect payment from the customer.

Software Development Costs

          Development costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. After such time, any additional costs are capitalized in accordance with SFAS No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. Capitalized software development costs are amortized on a straight-line basis over three years. Amortization expense associated with capitalized software development costs were approximately $788,000, $954,000 and $881,000 during the three years ended December 31, 2004.

          Also, the company capitalizes costs of internally used software when application development begins in accordance with American Institute of Certified Public Accounts’ Statement of Position (“AICPA SOP”) No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. This is generally defined as the point when research and development have been completed, the project feasibility is established, and management has approved a development plan. Many of the costs capitalized for internally used software are related to upgrades or enhancements of existing systems. These costs are only capitalized if the development costs will result in specific additional functionality of the existing system, and are capitalized at the point that application development begins. Typically these costs are amortized on a straight-line basis over a three to five year time period.

Intangible and Other Assets

          On January 1, 2002, the company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS No. 142”). SFAS No. 142 addresses how intangible assets and goodwill should be accounted for upon and after their acquisition. Specifically, goodwill and intangible assets with indefinite useful lives are not amortized, but are subject to impairment tests based on their estimated fair value.

          Intangible and other assets consist primarily of the excess of purchase price over the fair value of the identifiable assets acquired for the minority share of Insurance purchased during 1998, Towne acquired in 2001 and a 2002 acquisition. Also included in intangible and other assets are debt issuance costs that are amortized using the effective interest method over the respective terms of the bank loans. In addition, intangible and other assets include non-competition agreements, customer lists and acquired technology.

Revenue Recognition

Software Licenses

          The Company accounts for software revenues in accordance with the AICPA SOP No. 97-2, Software Revenue Recognition (“SOP 97-2”). Further, the company has adopted the provisions of SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition With Respect to Certain Transactions, which supercedes and clarifies certain provisions of SOP 97-2.

          The Company licenses its software under automatically renewing agreements, which allow the licensees use of the software for the term of the agreement and each renewal period. The fee charged for this license is typically stated in the contract and is not inclusive of any post contract customer support. The agreements typically do not allow for cancellation during the term of the agreement; therefore, the entire fee is non-refundable and is recognized at the time a contract is signed and executed and the software has been delivered. For agreements that contain refund or cancellation provisions, the company defers the entire fee until such refund or cancellation provisions lapse.

          The original license agreement also includes a fee for post contract customer support (“PCS”), which must be renewed annually. This fee covers all customer training costs, marketing assistance, phone support, and any and all software enhancements and upgrades. The Company defers the entire amount of this fee and recognizes it over the twelve-month period in which the PCS services are provided.

Participation Fees

          The Company’s license agreements are structured in a manner that provides for a continuing participation fee to be paid for all receivables purchased by customers using the company’s software product. These fees are recognized as earned based on the volume of receivables purchased by customers.

Retail Planning Services

          Retail planning services revenue is recognized as earned as the inventory forecasting services are performed.

Maintenance and Other

          Maintenance revenue is deferred and recognized over the period in which PCS services are provided. Insurance and other revenues are recognized as the services are performed.

Income Taxes

          The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes. Under the asset and liability method of SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. As of December 31, 2004 the company believes that it is more likely than not that the company will be able to generate sufficient taxable income in future years in order to realize the deferred tax assets that are recorded. As such, no valuation allowance has been provided against the company’s deferred tax assets as of December 31, 2004.

Self-Insurance Reserves

          The Company was primarily self-insured for employee medical and dental costs with certain limits of per claim and aggregate stop loss insurance coverage that management considered adequate during 2002. The Company maintained an accrual for these costs based on claims filed and an estimate of claims incurred but not reported. The difference between actual settlements and recorded accruals were expensed in the period identified. Effective January 1, 2003, the company ceased being self-insured for medical costs and now participates in a premium based health plan.

Concentration of Revenues

          Substantially all of the company’s revenues are generated from financial institutions that in turn provide cash management services to small and medium size organizations.

Earnings Per Share

          The Company applies the provisions of SFAS No. 128, Earnings per Share, which establishes standards for both the computation and presentation of basic and diluted EPS on the face of the consolidated statement of operations. Basic earnings per share have been computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during each year presented. Diluted earnings per common share have been computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding plus the dilutive effect of options and other common stock equivalents outstanding during the applicable periods.

Stock Based Compensation

          The Company has elected to account for its stock-based compensation plans under the intrinsic value-based method of accounting prescribed by Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and does not utilize the fair value method. However, the company has adopted the disclosure requirements of SFAS No. 123, Accounting for Stock-Based Compensation, and has adopted the additional disclosure requirements as specified in SFAS No. 148, Accounting For Stock-Based Compensation-Transition and Disclosure, for the three years ended December 31, 2004.

          The following table illustrates the effect on net income available to common shareholders and earnings per share if the fair value based method had been applied to all outstanding and unvested awards in each period.

(in thousands, except per share data)	2004	2003	2002

Net income available to common shareholders, as reported	$514	$1,638	$2,933
Add: Stock-based employee compensation expense included in reported net income, net of related tax effects	—	—	28
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(219)	(509)	(909)

Pro forma net income	$295	$1,129	$2,052

(in thousands, except per share data)	2004	2003	2002

Earnings per share
Basic—as reported	$0.04	$0.12	$0.21

Basic—pro forma	$0.02	$0.08	$0.15

Diluted—as reported	$0.04	$0.12	$0.20

Diluted—pro forma	$0.02	$0.08	$0.14

Fair Value of Financial Instruments

          To meet the reporting requirements of SFAS No. 107, Disclosures About Fair Value of Financial Instruments, the company estimates the fair value of financial instruments. At December 31, 2004 and 2003, there were no material differences in the book values of the company’s financial instruments and their related fair values.

Comprehensive Income

          The Company applies the provisions of SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 requires that the changes in the amounts of certain items, including gains and losses on certain securities, be shown in the financial statements as a component of comprehensive income. The Company reports comprehensive income as a part of the consolidated statements of stockholders’ deficit.

Segment Disclosures

          The Company applies the provisions of SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS No. 131 establishes standards for the method that business enterprises report information about operating segments in annual and interim financial statements. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic area and major customers. The Company operates in two industry segments, accounts receivables financing and retail inventory forecasting. Note 18 of these consolidated financial statements discloses the company’s segment results.

Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Reclassifications

          Certain prior year amounts have been reclassified to conform with current year classifications.

Recent Accounting Pronouncements

          On December 16, 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

          The Company must adopt SFAS No 123(R) no later than July 1, 2005. Early adoption will be permitted in periods in which financial statements have not yet been issued. We expect to adopt SFAS 123(R) on July 1, 2005.

          As permitted by SFAS No. 123, the company currently accounts for share-based payments to employees using APB Opinion No. 25’s intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have a significant impact on our result of operations, although it will have no impact on our overall financial position. The impact of adoption of SFAS No. 123(R) cannot be predicted at this time because it will depend on levels of share-based payments granted in the future. However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described in the disclosure of pro forma net income and earnings per share above. SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the company cannot estimate what those amounts will be in the future (because they depend on, among other things, when employees exercise stock options), the amount of operating cash flows recognized in prior periods for such excess tax deductions were not material to the company’s consolidated financial position or results of operations.

2.     PREFERRED STOCK ISSUANCE

          On January 20, 2004, the company completed the sale of 20,000 shares of Series A non-convertible preferred stock and a warrant to purchase 16,000,000 shares of our common stock ($1.25 per share exercise price) for a total of $20 million to Lightyear Fund, L.P. (the “Lightyear Transaction”).  The preferred shares carry a cash dividend rate of 10% of an amount equal to the liquidation preference, payable quarterly in arrears, when and as declared by the Board of Directors.  The Series A preferred stock has a liquidation preference superior to the common stock and to the extent required by the terms of the Series B preferred stock, in parity with the currently outstanding Series B preferred stock.  The liquidation preference is equal to the original $20 million purchase price, plus all accrued but unpaid dividends.  In addition, the Security-holders agreement between the company and Lightyear PBI Holdings, LLC, executed in conjunction with the sale of the preferred stock and warrant, entitles Lightyear to an additional equity purchase right.  The equity purchase right allows Lightyear, so long as Lightyear continues to hold any shares of Series A Preferred Stock, all or any portion of its rights under the warrant or any shares of common stock issued pursuant to an exercise of the warrant, the right to purchase its pro rata portion of all or any part of any new securities which the company may, from time to time, propose to sell or issue.  However, in the case of new security issuances resulting from the exercise of employee stock options which have an exercise price less than $1.25 per share, Lightyear must still pay $1.25 per share under this equity purchase right.  To the extent that new security issuances resulting from the exercise of employee stock options occur which have an exercise price in excess of $1.25 per share, then Lightyear will be required, if they choose to exercise their equity purchase right, to pay the same price per share as the employee stock options being exercised.

          The net proceeds from the Lightyear Transaction are shown below:

Cash Received from Lightyear	$20,000,000
Less:
Broker fees	1,255,312
Legal and accounting fees	383,062
Transaction structuring fees	1,200,000
Other	266,981

Net Proceeds Received	$16,894,645

          Simultaneous with the closing of the Lightyear Transaction, the company entered into the Bank of America Credit Facility.  The Bank of America Credit Agreement is dated January 19, 2004. The Bank of America Credit Facility is an $11.0 million facility that includes a term loan in the amount of $5.0 million and a revolving line of credit of up to $6.0 million. The revolving line of credit includes a $1.0 million letter of credit sub-limit.

          The Bank of America Credit Agreement expires on January 19, 2007. The revolving credit commitment reduces by $1.0 million on each of the first two anniversary dates of the credit facility.

          The total net proceeds of both the Lightyear Transaction and the new credit agreement were used to extinguish the company’s 1998 credit facility.

          As a result of the 1998 debt facility extinguishment, the company recorded a charge of $780,000 to write-off the unamortized portion of debt issuance costs as of January 20, 2004. Also, the Lightyear Transaction required that the company obtain directors and officers tail insurance coverage for periods prior to January 20, 2004. The premium for the tail directors and officers’ liability insurance coverage totaled approximately $900,000.  The Company expensed the entire premium in January 2004.  Therefore, 2004 operating results include two unusual expense items totaling approximately $1.7 million, and are included in other operating expenses in the accompanying consolidated statement of income for the year ended December 31, 2004.

3.     SALE OF BANK INSURANCE DIVISION

          On June 30, 2003, the company entered into an agreement to sell certain operating assets of its Bank Insurance business for cash of $325,000 and a note receivable for $175,000. The note is secured by all assets of the business sold, is due in equal quarterly installments of principal and interest through June 2006 and bears interest at 3%.  The result of this transaction was a gain on sale of approximately $427,000, which is included in maintenance and other revenues in the accompanying 2003 consolidated statement of income.

4.     ACQUISITION

          On May 28, 2002, the company acquired certain operating assets of a division of CAM Commerce (“CAM”) for cash of $800,000. The acquisition was accounted for as a purchase in accordance with SFAS No. 141, Business Combinations. The purchase price was allocated as follows:

(in thousands)

Customer List	$170
Non-compete	50
Furniture and equipment	10
Goodwill	570

$800

5.     PROPERTY AND EQUIPMENT

          Property and equipment are classified as follows:

(in thousands)	2004	2003

Purchased software	$4,876	$5,016
Leasehold improvements	694	1,141
Furniture and equipment	8,277	8,369

	13,847	14,526
Less accumulated depreciation	(11,520)	(10,828)

	$2,327	$3,698

          Depreciation expense was approximately $1,642,000, $2,698,000, and $3,285,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

          In September 2001, the company’s Board of Directors decided to sell the company’s headquarters building and consolidate operations into the Technology and Business Service Center, which is in leased space adjacent to the headquarters building. During the first quarter of 2002, this property was sold for net proceeds of approximately $2.2 million, resulting in a net gain on the sale of approximately $200,000. This gain is included in other operating expense in the accompanying consolidated statement of income.

          As a result of the merger with Towne in 2001, the company owned a 12,852 square foot office building in Riverside, California, situated on 3.3 acres of land that housed the RMSA administrative offices. The Company sold this building and property in August of 2002 for approximately $645,000 and relocated the RMSA administrative offices to comparable leased space in the Riverside, California area. The net proceeds from this transaction were used to reduce our outstanding debt.

          During the fourth quarter of 2003, the company completed an extensive review of its fixed assets and determined that certain fixed assets, primarily computer equipment, should be written off.  As such, $160,000 of computer equipment was expensed in 2003, which is included in other operating expense in the accompanying 2003 consolidated statement of income. Also, the company retired fully depreciated fixed assets with a cost of approximately $4,706,000.

6.     INTANGIBLE AND OTHER ASSETS

          Intangible and other assets consist of the following:

(in thousands)	2004	2003

Goodwill	$7,174	$7,174
Debt issuance costs, net of accumulated amortization of $90 and $1,589, respectively ($780,000 written off in January 2004, see Note 2)	195	809
Non-compete agreements, net of accumulated amortization of $449 and $438, respectively	961	972
Customer lists, net of accumulated amortization of $841 and $581, respectively (remaining weighted average life of 21 months)	459	719
Acquired technology, net of accumulated amortization of $167 and $117 (remaining weighted average life of 44 months)	183	234
Other, net	263	221

	$9,235	$10,129

Amortization expense of identified intangible assets during the years ended December 31, 2004, 2003 and 2002 was approximately $356,000, $342,000, and $625,000, respectively

The changes in the carrying amount of goodwill for 2004 and 2003 are as follows:

(in thousands)	2004	2003

Balance as of January 1	$7,174	$8,979
Goodwill acquired during year	—	—
Decrease resulting from change to deferred tax assets associated with Towne acquisition (Note 10)	—	(1,611)
Other miscellaneous purchase price adjustments associated with Towne acquisition	—	(194)

Balance as of December 31	$7,174	$7,174

          The estimated amortization expense of intangible assets during the next five years is as follows:

2005	$421
2006	346
2007	79
2008	39
2009 and thereafter	20

$905

7.     ACCRUED LIABILITIES

          Accrued liabilities consist of the following:

(in thousands)	2004	2003

Employee bonuses	$—	$64
Commissions and other payroll costs	885	573
Accrued severance costs	294	134
Accrued income taxes	36	1,033
Other	761	1,982

	$1,976	$3,786

8.     REVOLVING LINE OF CREDIT

          During 2003, the company had a revolving loan outstanding in conjunction with the Fleet Credit Facility.  The credit agreement (“Fleet Credit Agreement”) evidencing the Fleet Credit Facility allowed the company to draw up to the lesser of $3.0 million or 60% of eligible receivables, with a sublimit of up to $2.0 million for standby letters of credit. The revolving loan, which was repaid on January 19, 2004, was to have matured on August 7, 2004. The interest rate paid on the revolving loan was 6.75% at December 31, 2003. As of December 31, 2003, there was $950,000 drawn against this facility. Weighted average borrowings drawn against the facility during the years ended December 31, 2003 and 2002 were $950,000 and $929,000, respectively. As of December 31, 2003, there was also $920,981 of reduced availability under the revolving loan related to standby letters of credit outstanding.  This revolving line of credit was refinanced subsequent to December 31, 2003 in conjunction with the capital event described in Note 2.

          The new revolving line of credit with Bank of America allows for a $6.0 million line, including a $1.0 million letter of credit sublimit.  The revolver availability reduces by $1.0 million on each of the first two anniversary dates of the credit facility.  As of December 31, 2004, there was $110,000 drawn against the facility and $420,000 was utilized for in standby letters of credit.  Weighted average borrowings drawn against the facility during 2004 were $2.6 million.

9.      LONG-TERM DEBT

          Long-term debt consists of the following:

(in thousands)	2004	2003

Term Loan A with Fleet National Bank, principal due quarterly; interest due monthly at the Eurodollar or bank prime rate plus the applicable margin	$—	$3,883
Term Loan B with Fleet National Bank, principal due quarterly; interest due monthly at the Eurodollar or bank prime rate plus the applicable margin	—	19,042
Term Loan with Bank of America, principal and interest due quarterly At LIBOR plus the applicable margin	3,333	—
Capital lease obligations, principal and interest due monthly with discount rates ranging from 8.61% to 8.75%, maturities through July 22, 2004	—	201

	3,333	23,126
Less current portion	(1,667)	(3,849)

	$1,666	$19,277

          Term Loans A and B and the revolving line of credit facility described in Note 8 with Fleet National Bank were secured by substantially all assets of the company and its subsidiaries. The Fleet Credit Agreement included certain restrictive financial covenants related to minimum earnings before interest, taxes, depreciation and amortization (“EBITDA”), consolidated debt to EBITDA, interest coverage and fixed charge coverage. The Fleet Credit Agreement prohibited the company from declaring and paying any cash dividends during the respective terms of the loans.  As of December 31, 2003, the company was in violation of certain of these covenants.  These covenants, however, expired at the time the company refinanced the Fleet Credit Agreement as discussed in more detail below.  At the time of refinancing with Bank of America and throughout 2004, the company was in compliance with the Bank of America facility covenants.

          The Fleet term loans above were refinanced on January 19, 2004 in conjunction with the capital event described in Note 2.

          The Bank of America term loan is repayable in twelve equal quarterly installments of $416,667, along with interest at the applicable margin. Interest is also due on the outstanding revolving line of credit quarterly at the applicable margin. The interest rates of the term loan and revolving loan are based on a pricing grid using the company’s Funded Debt to EBITDA Ratio, as follows:

Funded Debt to EBITDA	Libor	Base Rate

Less than or equal to 1.0	Libor + 2.25%	Base Rate + 0%
Greater than 1.0 but less than or equal to 1.25	Libor + 2.50%	Base Rate + 0%
Greater than 1.25 but less than or equal to 1.50	Libor + 2.75%	Base Rate + 0%

          The Bank of America Credit Agreement includes certain restrictive financial covenants relating to net worth, maximum annual capital expenditures, funded debt to EBITDA ratio and fixed charge coverage ratio and is secured by substantially all assets of the company and its subsidiaries.

          The Bank of America Credit Agreement prohibits the company from declaring and paying any cash dividends on any class of stock, except for the Series A and Series B preferred shares outstanding, provided, that no default, as defined in the Bank of America Credit Agreement, exists as of the date of payment and such payment will not cause a default.

          As a result of this refinancing and in accordance with SFAS No. 6, Classification of Short-Term Obligations Expected to Be Refinanced, the company exhibited the intent and ability to refinance the Fleet Credit Agreement, and as such, classified $20.2 million of the Fleet Credit Facility as long-term in the accompanying consolidated balance sheet as of December 31, 2003.  The amount classified as long-term represents the net proceeds of the Series A preferred stock and the non-current portion of the Bank of America Facility.

10.    INCOME TAXES

          Income tax provision (benefit) consisted of the following for the three years ended December 31, 2004:

(in thousands)	2004	2003	2002

Current income tax expense (benefit)	$(1,003)	$117	$55
Deferred tax expense	1,065	1,033	1,922

Income tax provision, net	$62	$1,150	$1,977

          A reconciliation of the tax provision from the U.S. federal statutory rate to the effective rate for the three years ended December 31, 2004 is as follows:

(in thousands)	2004	2003	2002

Tax expense at U.S. federal statutory rate	$895	$1,032	$1,756
State tax expense, net of reduction to federal taxes	129	118	200
Expenses not deductible	56	80	65
Other	(1,018)	(80)	(44)

Income tax provision, net	$62	$1,150	$1,977

          During September 2004, the company recorded a $972,000 tax benefit relating to an income tax contingent liability for which the statue of limitations expired in September 2004. This resulted in the large other reconciling item above and the low effective tax rate for 2004.

          Significant components of the company’s deferred tax assets and liabilities, using a tax rate of 39% at December 31, 2004 and 2003 are as follows:

(in thousands)	2004	2003

Current assets (liabilities):
Deferred revenue	$138	$109
Allowances on assets	97	139
Expenses not yet deductible	(165)	611

Deferred tax assets, current	70	859

Non-current assets (liabilities):
Software development costs	(446)	(491)
Net operating loss carryforwards	3,747	3,929
Expenses not yet deductible	42	95
Other	(639)	(553)

Deferred tax assets, non-current	2,704	2,980

Total net deferred tax assets	$2,774	$3,839

          As a result of the completion of the 2002 federal tax return, certain costs associated with the Towne merger were determined to be deductible for tax purposes, thereby creating additional deferred tax assets that had not been previously recognized.  As such, goodwill, associated with the Towne merger, was reduced by approximately $1.6 million in 2003.

          The Company has net operating loss carryforwards of approximately $9.6 million available as of December 31, 2004 for both federal and state tax purposes.  These carryforwards are limited in use to approximately $1.1 million per year in years 2005 through 2009 and $333,000 annually thereafter due to the Lightyear transaction and the Towne merger and expire at various times through 2022.

11.    PREFERRED STOCK

          On August 9, 2001, the company issued 40,031 shares of Series B Convertible Preferred Stock valued at approximately $114,000 as a condition of the merger of Towne into Private Business. These preferred shares were issued in exchange for all the issued and outstanding Towne Series B preferred stock. The preferred stock is entitled to dividends, in preference to the holders of any and all other classes of capital stock of the company, at a rate of $0.99 per share of preferred stock per quarter commencing on the date of issuance. Holders of the Series B preferred shares are entitled to one vote per share owned. Approximately $351,000 in accrued dividends payable was assumed by the company as a part of the merger transaction and approximately $160,000, $160,000 and $63,000 of dividends payable were accrued during the years ended December 31, 2003, 2002 and the period from August 9, 2001 through December 31, 2001, respectively. Total accrued dividends were $735,000 as of December 31, 2003.  Accrued dividends payable were paid in full during 2004.

          The Series B Convertible Preferred Stock is convertible to common stock on a one share for one share basis at the option of the preferred stockholders at any time after August 9, 2002 upon the written election of the stockholder. The Series B Convertible Preferred Stock is also redeemable at the option of the company for cash at any time, in whole or in part, with proper notice. The stated redemption price is $50.04 per Series B Convertible Preferred share, plus any accrued but unpaid dividends as of the redemption date. The Series B Convertible Preferred Stock, in the event of liquidation, dissolution or winding up of the company, contains a liquidation preference over all other capital stock of the company equal to and not less than the stockholder’s invested amount plus any declared but unpaid dividends payable. As of December 31, 2004, in the event of liquidation, dissolution or winding up of the company, the preferred stockholders would be entitled to receive a total of approximately $2.0 million.

          The Series A Non-convertible Preferred Stock issued on January 20, 2004 in conjunction with the capital event is described in Note 2. Holders of the Series A preferred shares are entitled to 800 votes per share owned.

12.    EMPLOYEE STOCK OPTION PLAN

          The Company has three stock option plans: the 1994 Stock Option Plan, the 1999 Stock Option Plan and the 2004 Equity Incentive Plan. Options under these plans include non-qualified and incentive stock options and are issued to officers, key employees and directors of the company. The Company has reserved 3,090,504 shares of common stock for these plans under which the options are granted at a minimum of 100% of the fair market value of common stock on the date of the grant, expire 10 years from the date of the grant and are exercisable at various times determined by the Board of Directors. The Company also has approximately 963,000 shares of common stock reserved for the issuance of options replacing the Towne options outstanding at the time of the Towne merger. The Company applies APB No. 25 in accounting for its options and, accordingly, no compensation cost has been recognized.

          A summary of the status of the company’s stock options is as follows:

	Number of Shares	Weighted Average Exercise Price

Balance at December 31, 2001	2,751,457	$10.02
Granted	532,001	1.92
Exercised	(53,913)	2.54
Canceled	(996,038)	16.72

Balance at December 31, 2002	2,233,507	$5.56
Granted	745,700	0.59
Exercised	(15,268)	0.64
Canceled	(454,054)	9.81

Balance at December 31, 2003	2,509,885	$3.35
Granted	160,000	1.59
Exercised	(296,274)	1.09
Canceled	(131,531)	4.73

Balance at December 31, 2004	2,242,080	$3.44

          The following table summarizes information about stock options outstanding at December 31, 2004:

	Options Outstanding			Options Exercisable

Exercise Price	Number	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number	Weighted Average Exercise Price

$ 0.00 to $ 4.99	1,987,137	6.5 years	$1.90	1,728,426	$1.98
$ 5.00 to $14.99	153,509	3.6 years	6.76	153,509	6.76
$15.00 to $34.99	62,965	4.2 years	21.65	62,965	21.65
$35.00 to $54.99	38,469	3.4 years	39.72	38,469	39.72

Total	2,242,080	6.3 years	$3.44	1,983,369	$3.70

          At the end of 2004, 2003 and 2002, the number of options exercisable was approximately 1,983,000, 1,638,000, and 1,331,000, respectively, and the weighted average exercise price of these options was $3.70, $4.38, and $7.60, respectively.

          SFAS No. 123 requires that compensation expense related to options granted be calculated based on the fair value of the options as of the date of grant. The fair value calculations take into account the exercise prices and expected lives of the options, the current price of the underlying stock, its expected volatility, the expected dividends on the stock, and the current risk-free interest rate for the expected life of the option. Under SFAS No. 123, the weighted average fair value of the 2004, 2003 and 2002 options at the date of grant was approximately $1.20, $1.17 and $1.67 per share, respectively. The fair value was calculated using a weighted average risk-free rate of 4.0%, 4.0%, and 4.5%, an expected dividend yield of 0% and expected stock volatility of 75%, 75% and 75% for 2004, 2003 and 2002, respectively, and an expected life of the options of eight years.

13.    NET INCOME PER SHARE

          Basic earnings per share is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed by dividing net income available to common stockholders by the weighted average number of dilutive common and common equivalent shares outstanding during the fiscal year, which includes the additional dilution related to conversion of preferred stock and stock options as computed under the treasury stock method. Neither the Series B Convertible Preferred Stock nor the common stock warrant held by the Series A shareholder were included in the adjusted weighted average common shares outstanding for 2004, 2003 and 2002 as the effects of conversion are anti-dilutive.

          The following table is a reconciliation of the company’s basic and diluted earnings per share in accordance with SFAS No. 128:

(in thousands, except per share data)	2004	2003	2002

Net income available to common stockholders	$514	$1,638	$2,933

Basic earnings per Share:
Weighted average common shares outstanding	14,243	14,028	14,005

Basic earnings per share	$.04	$0.12	$0.21

Diluted earnings per Share:
Weighted average common shares outstanding	14,243	14,028	14,005
Dilutive common share equivalents	463	88	305

Total diluted shares outstanding	14,706	14,116	14,310

Diluted earnings per share	$0.04	$0.12	$0.20

14.    COMMITMENTS AND CONTINGENCIES

          The Company leases office space and office equipment under various operating lease agreements. Rent expense for the years ended December 31, 2004, 2003 and 2002 totaled approximately $1,446,000, $1,503,000, and $1,433,000, respectively, and is included in general and administrative expense in the consolidated statements of income.

          As of December 31, 2004, the future minimum lease payments relating to operating lease obligations are as follows:

(in thousands)

2005	$1,356
2006	1,310
2007	1,306
2008	1,151
2009	1,147
Thereafter	285

$6,555

Legal Proceedings.

          We are not currently a party to, and none of our material properties is currently subject to, any material litigation other than routine litigation incidental to our business.

Employment Agreements

          The Company has entered into employment agreements with certain executive officers of the company. The agreements provide for compensation to the officers in the form of annual base salaries and bonuses based on the earnings of the company. The employment agreements also provide for severance benefits, ranging from 0 to 24 months, upon the occurrence of certain events, including a change in control, as defined. As of December 31, 2004, the total potential payouts under all employment agreements was approximately $1.1 million.

15.    EMPLOYEE BENEFIT PLANS

          The Company has an employee savings plan, the Private Business, Inc. 401(k) Profit Sharing Plan (the “Plan”), which permits participants to make contributions by salary reduction pursuant to section 401(k) of the Internal Revenue Code. The Company matches contributions contributed by employees up to a maximum of $1,000 per employee per year and may, at its discretion, make additional contributions to the Plan. Employees are eligible for participation beginning with the quarter immediately following one year of service. Total contributions made by the company to the Plan were $153,000, $192,000, and $196,000 in 2004, 2003 and 2002, respectively, and are included in general and administrative expense in the consolidated statements of income.

          During 2000, the company established an employee stock purchase plan whereby eligible employees may purchase Company stock at a discount through payroll deduction of up to 15% of base pay. The price paid for the stock is the lesser of 85% of the closing market price on the first or last day of the quarter in which payroll deductions occur. The Company has reserved 333,333 shares for issuance under this plan. The Company issued 30,000 shares during 2004, 71,000 shares during 2003 and 47,000 shares during 2002.

          As a result of the Towne merger, the company has an employee stock ownership plan (“ESOP”), the RMSA Employee Stock Ownership Plan (the “ESOP Plan”). The purpose of the ESOP is to provide stock ownership benefits for substantially all the employees of RMSA who have completed one year of service. The plan is subject to all the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended. The Company may make discretionary contributions to the ESOP Plan in the form of either cash or the company’s common stock. The ESOP Plan does not provide for participant contributions. Participants vest in their accounts ratably over a seven-year schedule. The Company made no contribution to the ESOP Plan in 2004, 2003 or 2002. As of December 31, 2004, all of the company’s common shares previously held by the ESOP Plan were distributed to participants as a result of the Plan’s termination.

16.    RELATED PARTY TRANSACTIONS

          During the years ended December 31, 2004, 2003 and 2002, the company paid fees of approximately $15,000, $25,000 and $105,000, respectively for legal services to a law firm in which a director and shareholder of the company is a partner.

17.    QUARTERLY FINANCIAL DATA (UNAUDITED)

	Quarter Ended (in thousands, except per share data)

	March 31, 2003	June 30, 2003	Sept. 30, 2003	Dec. 31, 2003	March 31, 2004	June 30, 2004	Sept. 30, 2004	Dec. 31, 2004

Statement of income data:
Revenues	$11,066	$11,179	$10,706	$10,206	$9,843	$10,156	$9,998	$9,652

Operating income (loss)	$60	$1,421	$1,660	$1,299	$(982)	$1,175	$1,216	$1,425

Income (loss) from operations before income taxes	$(292)	$1,022	$1,275	$943	$(1,172)	$1,341	$1,123	$1,340
Income tax provision (benefit)	(114)	399	497	368	(457)	526	(531)	524

Net income (loss)	(178)	623	778	575	(715)	815	1,654	816
Preferred stock dividends	40	40	40	40	438	545	540	533

Net income (loss) available to common Stockholders	$(218)	$583	$738	$535	$(1,153)	$270	$1,114	$283

Earnings (loss) per diluted common share	$(0.02)	$0.04	$0.05	$0.04	$(0.08)	$0.02	$0.07	$0.02

          The quarter ended March 31, 2004 included unusual charges totaling $1.7 million in operating expenses related to the completion of the capital event described in Note 2.

          The quarter ended September 30, 2004 included a $972,000 income tax benefit related to the favorable settlement of an income tax contingency as described in Note 10.

          The quarter ended June 30, 2003 included a $427,000 gain in total revenues relating to the sale of a division of the company as described in Note 3.

18.    SEGMENT INFORMATION

          The Company operates in two business segments, accounts receivable financing and retail inventory management and forecasting. The Company accounts for segment reporting under SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information.  Additionally, $1.5 million of the goodwill originating from the Towne acquisition has been allocated to the retail inventory forecasting segment, while no corporate overhead costs or interest have been allocated to the retail inventory forecasting segment, but are included in the accounts receivable financing segment costs.

          The following table summarizes the financial information concerning the company’s reportable segments from continuing operations for the years ended December 31, 2004, 2003 and 2002.

	2004			2003			2002

(in thousands)	Accounts Receivable Financing	Retail Inventory Forecasting	Total	Accounts Receivable Financing	Retail Inventory Forecasting	Total	Accounts Receivable Financing	Retail Inventory Forecasting	Total

Revenues	$30,646	$9,003	$39,649	$34,033	$9,124	$43,157	$44,076	$10,469	$54,545

Income before taxes	1,613	1,019	2,632	2,216	732	2,948	4,151	919	5,070

Assets	17,236	4,100	21,336	22,689	4,396	27,085	27,948	5,353	33,301

Total expenditures for additions to long-lived assets	1,095	149	1,244	835	40	878	3,271	—	3,271

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)	June 30 2005 (Unaudited)	December 31 2004 (Audited)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$0	$7
Accounts receivable — trade, net of allowance for doubtful accounts of $268 and $241, respectively	4,860	4,506
Accounts receivable — other	48	104
Deferred tax assets	92	70
Prepaid and other current assets	1,244	1,245

Total current assets	6,244	5,932

PROPERTY AND EQUIPMENT, NET	1,948	2,327
OTHER ASSETS:
Software development costs, net	1,294	1,138
Deferred tax assets	2,066	2,704
Intangible and other assets, net	9,004	9,235

Total other assets	12,364	13,077

Total assets	$20,556	$21,336

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,669	$1,861
Accrued liabilities	1,332	1,976
Deferred revenue	465	586
Current portion of long-term debt	1,667	1,667

Total current liabilities	5,133	6,090

REVOLVING LINE OF CREDIT	880	110
OTHER NONCURRENT LIABILITIES	60	74
LONG-TERM DEBT, net of current portion	833	1,666

Total liabilities	6,906	7,940

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock, no par value; 100,000,000 shares authorized; shares issued and outstanding, 14,666,813 and 14,388,744, respectively	0	0
Preferred Stock, 20,000,000 shares authorized:
Series A non-convertible, no par value; 20,000 shares issued and outstanding	6,209	6,209
Series B convertible, no par value; 40,031 shares issued and outstanding	114	114
Additional paid-in capital	4,006	3,716
Retained earnings	3,321	3,357

Total stockholders’ equity	13,650	13,396

Total liabilities and stockholders’ equity	$20,556	$21,336

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS – UNAUDITED
For the Three Months Ended June 30, 2005 and 2004

	2005	2004

REVENUES:
Participation fees	$5,891	$6,541
Software license	42	60
Retail planning services	2,193	2,213
Maintenance and other	1,375	1,342

Total revenues	9,501	10,156

OPERATING EXPENSES:
General and administrative	3,420	3,969
Selling and marketing	4,647	4,581
Research and development	55	121
Amortization	202	290
Other operating expense, net	19	20

Total operating expenses	8,343	8,981

OPERATING INCOME	1,158	1,175
INTEREST EXPENSE, NET	(70)	(99)
OTHER INCOME	0	265

INCOME BEFORE INCOME TAXES	1,088	1,341
Income tax provision	423	526

NET INCOME	665	815
Preferred stock dividends	540	545

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$125	$270

EARNINGS PER SHARE:
Basic	$0.01	$0.02

Diluted	$0.01	$0.02

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	14,662	14,197

Diluted	14,954	14,786

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS – UNAUDITED
For the Six Months Ended June 30, 2005 and 2004

(in thousands, except per share data)	2005	2004

REVENUES:
Participation fees	$11,481	$12,838
Software license	236	113
Retail planning services	4,395	4,463
Maintenance and other	2,588	2,584

Total revenues	18,700	19,998

OPERATING EXPENSES:
General and administrative	7,357	8,406
Selling and marketing	8,947	8,829
Research and development	116	235
Amortization	410	616
Other operating expense, net	19	1,720

Total operating expenses	16,849	19,806

OPERATING INCOME	1,851	192
INTEREST EXPENSE, NET	(140)	(289)
OTHER INCOME	0	265

INCOME BEFORE INCOME TAXES	1,711	168
Income tax provision	667	68

NET INCOME	1,044	100
Preferred stock dividends	1,080	983

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(36)	$(883)

LOSS PER SHARE:
Basic	$(0.00)	$(0.06)

Diluted	$(0.00)	$(0.06)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	14,618	14,138

Diluted	14,618	14,138

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – UNAUDITED
For the Six Months Ended June 30, 2005 and 2004

(in thousands)	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,044	$100
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,063	1,583
Deferred taxes	616	393
Write-off of debt issuance costs	0	780
Deferred gain on land sale	(8)	(8)
Loss on asset disposal	3	0
Changes in assets and liabilities:
Accounts receivable, net	(362)	141
Prepaid and other current assets	1	584
Other assets	0	7
Accounts payable	(192)	(374)
Accrued liabilities	(609)	(595)
Deferred revenue	(121)	15

Net cash provided by operating activities	1,435	2,626

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property and equipment	(206)	(131)
Additions to intangibles and other assets	(9)	0
Software development costs	(403)	(323)
Payments received on notes receivable	29	14

Net cash used in investing activities	(589)	(440)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on long-term debt	(833)	(833)
Repayments on capitalized lease obligations	0	(172)
Repayments of other short-term borrowings	0	(355)
Extinguishment of long-term debt facility with Fleet	0	(23,875)
Proceeds from revolving line of credit, net	770	750
Proceeds from exercise of employee stock options	360	268
Stock issued through employee stock purchase plan	18	7
Net proceeds from sale of Series A preferred shares and common stock warrant	0	16,894
Proceeds from new debt facility with Bank of America, net of issuance cost of $286	0	7,214
Payments of declared preferred dividends	(1,080)	(1,175)
Repurchase of common stock	(88)	0

Net cash used in financing activities	(853)	(1,277)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(7)	909
CASH AND CASH EQUIVALENTS at beginning of year	7	1,586

CASH AND CASH EQUIVALENTS at end of period	$0	$2,495

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash payments for income taxes during period	$199	$228

Cash payments of interest during period	$100	$222

The accompanying notes are an integral part of these consolidated financial statements.

PRIVATE BUSINESS, INC.

Notes to Consolidated Financial Statements – Unaudited

A.       Basis of Presentation

          The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial reporting and in accordance with Rule 10-01 of Regulation S-X.

          In the opinion of management, the unaudited interim financial statements contained in this report reflect all adjustments, consisting of only normal recurring accruals, which are necessary for a fair presentation of the financial position, and the results of operations for the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year.

          These consolidated financial statements, footnote disclosures and other information should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2004.

B.      Summary of Significant Accounting Policies

          Principles of Consolidation

          The accompanying financial statements include the accounts of Private Business, Inc. and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

          Our significant accounting policies include revenue recognition, software development costs and income taxes. Please refer to our critical accounting policies as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations in this Quarterly Report on Form 10-Q and in our Annual Report on Form 10-K for the year ended December 31, 2004 for a more detailed description of these accounting policies.

          Stock-Based Compensation

          The Company has elected to account for its stock-based compensation plans under the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and does not utilize the fair value method.

          The following table illustrates the effect on net income (loss) available to common shareholders and earnings (loss) per share if the fair value based method had been applied to all outstanding and unvested awards for the three and six month periods ended June 30, 2005 and 2004, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,

(in thousands, except per share data)	2005	2004	2005	2004

Net income (loss) available to common shareholders, as reported	$125	$270	$(36)	$(883)
Add (Deduct): Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	$250	$(85)	$243	$(177)

Pro forma net income (loss)	$375	$185	$207	$(1,060)

Earnings (loss) per share:
Basic—as reported	$0.01	$0.02	$(0.00)	$(0.06)

Basic—pro forma	$0.03	$0.01	$0.01	$(0.07)

Diluted—as reported	$0.01	$0.02	$(0.00)	$(0.06)

Diluted—pro forma	$0.03	$0.01	$0.01	$(0.07)

C.      Reclassifications

          Certain prior year amounts have been reclassified to conform with current year presentation.

D.      Capital Event

          On January 20, 2004, the company completed the sale of 20,000 shares of Series A non-convertible preferred stock and a warrant to purchase 16,000,000 shares of our common stock ($1.25 per share exercise price) for a total of $20 million (the “Lightyear Transaction”) to Lightyear Fund, L.P. (together with its affiliates, “Lightyear”).  The Series A preferred shares carry a cash dividend rate of 10% per annum of an amount equal to the liquidation preference, payable quarterly in arrears, when and as declared by the Board of Directors.  The Series A preferred stock has a liquidation preference superior to the common stock and to the extent required by the terms of the Series B preferred stock, in parity with the currently outstanding Series B preferred stock.  The liquidation preference is equal to the original $20 million purchase price, plus all accrued but unpaid dividends.  In addition, the Securityholders agreement between the company and Lightyear PBI Holdings, LLC, executed in conjunction with the sale of the preferred stock and warrant, entitles Lightyear to an additional equity purchase right.  The equity purchase right allows Lightyear, so long as Lightyear continues to hold any shares of Series A Preferred Stock, all or any portion of its rights under the warrant or any shares of common stock issued pursuant to an exercise of the warrant, the right to purchase its pro rata portion of all or any part of any new securities which the company may, from time to time, propose to sell or issue.  However, in the case of new security issuances resulting from the exercise of employee stock options which have an exercise price less than $1.25 per share, Lightyear must still pay $1.25 per share under this equity purchase right.  To the extent that new security issuances resulting from the exercise of employee stock options occur which have an exercise price in excess of $1.25 per share, then Lightyear will be required, if it chooses to exercise their equity purchase right, to pay the same price per share as the employee stock options being exercised.

          The net proceeds from the Lightyear Transaction are shown below (in thousands):

Cash Received from Lightyear	$20,000
Less:
Broker fees	1,255
Legal and accounting fees	383
Transaction structuring fees	1,200
Other	268

Net Proceeds Received	$16,894

          The net proceeds above were allocated among the preferred stock, the common stock warrant and the additional common stock equity right based upon the estimated fair value of each instrument, resulting in $6.2 million allocated to the preferred shares and $10.7 million allocated to the common stock warrant and additional common stock equity right.  The estimated fair value of the preferred stock was determined based on valuing the expected preferred stock dividend stream using expected yields ranging from 20.2% to 30.2%.  These yield ranges were derived by comparison to other similar preferred issuances at companies with similar equity ratings.  The estimated fair value of the common stock warrant and additional common stock equity right were determined by using the Black-Scholes model. The assumptions used in this valuation for the warrant included the exercise price of $1.25, the expected life of the warrant of ten years, an interest rate of 4.41% and volatility factors of between 51.9% and 64.3% based on selected comparable companies. The assumptions used in this valuation for the additional common stock equity right included exercise prices ranging from $1.25 to $42.64, expected lives between two and seven years, an interest rate of 4.0% and a volatility factor of 75%.

          Simultaneous with the closing of the Lightyear Transaction, the company entered into a new credit facility (the “Bank of America Credit Facility”).  The Bank of America Credit Facility is an $11.0 million facility that includes a term loan in the amount of $5.0 million and a revolving line of credit of up to $6.0 million. The revolving line of credit includes a $1.0 million letter of credit sub-limit.

          The Bank of America Credit Facility expires on January 19, 2007. The revolving credit commitment reduces by $1.0 million on each of the first two anniversary dates of the credit facility.

          The term loan is repayable in twelve equal quarterly installments of $416,667, along with interest at the applicable margin. Interest is also due on the outstanding revolving line of credit quarterly at the applicable margin. The interest rates of the term loan and revolving loan are based on a pricing grid using the company’s Funded Debt to EBITDA Ratio, as follows (The Company has the option of choosing the Libor or Base Rate):

Funded Debt to EBITDA	Libor	Base Rate

Less than or equal to 1.0	Libor + 2.25%	Base Rate + 0%
Greater than 1.0 but less than or equal to 1.25	Libor + 2.50%	Base Rate + 0%
Greater than 1.25 but less than or equal to 1.50	Libor + 2.75%	Base Rate + 0%

          The Bank of America Credit Facility includes certain restrictive financial covenants relating to minimum net worth, maximum annual capital expenditures, funded debt to EBITDA ratio and fixed charge coverage ratio.

          The Bank of America Credit Facility prohibits the company from declaring and paying any cash dividends on any class of stock except for the Series A and Series B preferred shares outstanding, provided that no default, as defined in the Bank of America Credit Facility, exists as of the date of the dividend payment and such dividend payment will not cause a default.

          The total net proceeds of both the Lightyear Transaction and the Bank of America Credit Facility were used to extinguish the company’s 1998 credit facility.

          As a result of the 1998 credit facility extinguishment, the company recorded a charge of $780,000 to write-off the unamortized portion of debt issuance costs as of January 20, 2004. Also, the Lightyear Transaction required that the company obtain directors and officers tail insurance coverage for periods prior to January 20, 2004. The premium for the tail directors and officers liability insurance coverage totaled approximately $900,000.  The Company expensed the entire premium in January 2004.  Therefore, first quarter 2004 other operating expense includes two one-time charges totaling approximately $1.7 million.

E.      Net Income (Loss) Per Share

          Basic earnings (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common and common equivalent shares outstanding during the period, which includes the additional dilution related to exercise of stock options and warrant as computed under the treasury stock method and the conversion of the preferred stock under the if-converted method.

          The following table represents information necessary to calculate earnings per share for the three and six month periods ended June 30, 2005 and 2004:

	Three Months Ended June 30,		Six Months Ended June 30,

(in thousands)	2005	2004	2005	2004

Net income (loss) available to common shareholders	$125	$270	$(36)	$(883)
Weighted average common shares outstanding	14,662	14,197	14,618	14,138
Plus additional shares from common stock equivalent shares:
Options and convertible preferred stock	292	589	—	—

Diluted weighted average common shares outstanding	14,954	14,786	14,618	14,138

          For the six months ended June 30, 2005 and 2004, approximately 17.4 million and 17.0 million employee stock options, warrants and the Series B preferred shares were excluded from diluted earnings per share calculations, as their effects were anti-dilutive.

F.      Bank Covenants

          The Company’s Bank of America Credit Facility is secured by a pledge of all Company assets and imposes financial covenants and requirements and contains limitations on the company’s ability to sell material assets, redeem capital stock and pay dividends, among other actions. As of June 30, 2005, the company was in compliance with all such covenants.

G.      Legal Proceedings

          We are not currently a party to, and none of our material properties is currently subject to, any material litigation other than routine litigation incidental to our business.

H.      Segment Information

          The Company accounts for segment reporting under SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. Corporate overhead costs and interest have not been allocated to income (loss) before taxes of the retail inventory forecasting segment. Additionally, $1.5 million of goodwill associated with the Towne merger has been allocated to the retail inventory forecasting segment and is therefore included in the segment’s total assets.

          The following tables summarize the financial information concerning the company’s reportable segments for the three and six months ended June 30, 2005 and 2004.

	Three Months Ended June 30, 2005			Three Months Ended June 30, 2004

(in thousands)	Accounts Receivable Financing	Retail Inventory Forecasting	Total	Accounts Receivable Financing	Retail Inventory Forecasting	Total

Revenues	$7,308	$2,193	$9,501	$7,943	$2,213	$10,1563

Income before taxes	$663	$425	$1,088	$945	$396	$1,3416

Assets	$16,612	$3,944	$20,556	$21,047	$4,138	$25,1858

Total expenditures for additions to long-lived assets:	$390	$9	$399	$236	$8	$24148

	Six Months Ended June 30, 2005			Six Months Ended June 30, 2004

(in thousands)	Accounts Receivable Financing	Retail Inventory Forecasting	Total	Accounts Receivable Financing	Retail Inventory Forecasting	Total

Revenues	$14,305	$4,395	$18,700	$15,535	$4,463	$19,998

Income (loss) before taxes	$1,009	$702	$1,711	$(485)	$653	$168

Assets	$16,612	$3,944	$20,556	$21,047	$4,138	$25,185

Total expenditures for additions to long-lived assets:	$609	$9	$618	$444	$10	$454

I.      New Accounting Pronouncements

          On December 16, 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS Statement No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

          The Company must adopt SFAS No. 123(R) no later than January 1, 2006. Early adoption will be permitted in periods in which financial statements have not yet been issued. We expect to adopt SFAS No. 123(R) on January 1, 2006.

          As permitted by SFAS No. 123, the company currently accounts for share-based payments to employees using APB Opinion No. 25’s intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have a significant impact on our result of operations, although it will have no impact on our overall financial position. The impact of adoption of SFAS No. 123(R) cannot be predicted at this time because it will depend on levels of share-based payments granted in the future.  However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described in the disclosure of pro forma net income and earnings per share in Note 1 to our consolidated financial statements. SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the company cannot estimate what those amounts will be in the future (because they depend on, among other things, when employees exercise stock options), the amount of operating cash flows recognized in prior periods for such excess tax deductions were not material to the company’s consolidated financial position or results of operations.

J.      Subsequent Event

          Effective August 1, 2005, the company executed a stock purchase agreement to acquire 100% of the outstanding stock of KVI Capital, Inc. (“KVI”) in exchange for cash consideration of $700,000 and common stock consideration of $200,000. In addition to the consideration at closing, the selling shareholder will be entitled to 20% of the operating income (as defined in the stock purchase agreement) of KVI for each of the three years ending December 31, 2008. Simultaneous to the execution of the stock purchase agreement, the company entered into a three year employment agreement with the principal selling shareholder of KVI. The operating results of KVI will be included with those of the company beginning August 1, 2005. The transaction will be acounted for in accordance with SFAS No. 141, Business Combinations.

CAPTIVA SOLUTIONS, LLC AND TOTAL BANK TECHNOLOGY, LLC
(predecessor to Captiva)

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Total Bank Technology, L.L.C.
Denver, Colorado

We have audited the accompanying balance sheet of Total Bank Technology, L.L.C. as of December 31, 2004, and the related statements of operations, members’ equity and cash flows the year then ended.  These financial statements are the responsibility of Total Bank Technology, L.L.C.’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our report dated January 26, 2005, our opinion on the 2004 financial statements was qualified because of the effects of the company amortizing its goodwill rather than evaluating goodwill for impairment annually and recognizing impairment in the period it occurs.  As explained in Note 9, the company has restated its 2004 financial statements to reflect goodwill at its unamortized balance and has tested such goodwill for impairment as required by U.S. generally accepted accounting principles.  Accordingly, our present opinion on the 2004 financial statements, as presented herein, differs from that previously expressed.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Bank Technology, L.L.C. as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Stockman Kast Ryan & Co., L.L.P.
January 26, 2005, except as to the 3rd paragraph above and Notes 9 and 10, which are as of October 26, 2005
Colorado Springs, Colorado

See notes to financial statements.

TOTAL BANK TECHNOLOGY, L.L.C.
BALANCE SHEET
December 31, 2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$130,821
Accounts receivable	162,971
Other current assets	68,289

Total current assets	362,081

EQUIPMENT, SOFTWARE AND LEASEHOLD IMPROVEMENTS
Equipment and software	2,315,120
Leasehold improvements	31,361

Total	2,346,481
Accumulated depreciation and amortization	(1,781,345)

Net equipment, software and leasehold improvements	565,136

OTHER ASSETS
Goodwill	1,084,093
Deposits	5,100

Total other assets	1,089,193

TOTAL ASSETS	$2,016,410

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current portion of notes payable	$254,858
Accounts payable	15,531
Accrued expenses	44,866
Deferred revenue	67,755
Customer postage deposits	25,200

Total current liabilities	408,210
LONG-TERM LIABILITIES
Notes payable	1,026,017
Customer service deposits	75,064

Total liabilities	1,509,291
MEMBERS’ EQUITY	507,119

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$2,016,410

See notes to financial statements.

TOTAL BANK TECHNOLOGY, L.L.C.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

SALES
Imaging	$1,019,133
Data processing	882,520

Total	1,901,653

OPERATING EXPENSES
Imaging	221,806
Data processing	355,151
Salaries and benefits	705,496
General and administrative	463,728

Total operating expenses	1,746,181

INCOME FROM OPERATIONS	155,472

OTHER INCOME (EXPENSE)
Interest expense	(83,967)
Other income	530

Other expense — net	(83,437)

NET INCOME	$72,035

See notes to financial statements.

TOTAL BANK TECHNOLOGY, L.L.C.
STATEMENT OF MEMBERS’ EQUITY
For the Year Ended December 31, 2004

BALANCE, JANUARY 1, 2004	$—
Net income	72,035
Members’ contributions, as restated	435,084

BALANCE, DECEMBER 31, 2004	$507,119

See notes to financial statements.

TOTAL BANK TECHNOLOGY, L.L.C.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2004

OPERATING ACTIVITIES
Net income	$72,035
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	319,629
Changes in operating assets and liabilities:
Accounts receivable	6,569
Other current assets	14,087
Accounts payable and accrued expenses	8,582
Deferred revenue and customer deposits	(1,534)

Net cash provided by operating activities	419,368

INVESTING ACTIVITIES — Net cash used in investing activities, purchases of property and equipment	(108,902)

FINANCING ACTIVITIES
Advances on line of credit	1,800
Payments on line of credit	(1,800)
Members’ contributions to capital	50,000
Principal payments on notes payable	(239,948)

Net cash used in financing activities	(189,948)

NET INCREASE IN CASH AND CASH EQUIVALENTS	120,518
CASH AND CASH EQUIVALENTS, January 1, 2004	10,303

CASH AND CASH EQUIVALENTS, December 31, 2004	$130,821

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$84,378

NON-CASH FINANCING ACTIVITIES
Members’ non-cash contributions	$385,084

See notes to financial statements.

TOTAL BANK TECHNOLOGY, L.L.C.

NOTES TO FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General — Total Bank Technology, L.L.C. (the “Company”) provides data processing, data-capture, item handling services and state of the art imaging services to financial institution clients, including stockholders of the company, located in Colorado.

On January 1, 2004, the company was formed as a Limited Liability Company to continue the business of its predecessor, Total Bank Technology Solutions, Inc. (Total Bank, Inc.).  On the date of formation, the company recorded the assets contributed by its members, who had previously acquired them from Total Bank, Inc., at their book values as recorded by Total Bank, Inc.

Revenue Recognition — Service revenue associated with long-term agreements is recognized on a straight-line basis over the contractual term of the agreement.  Deferred revenue represents accounts billed in advance.  Revenue from equipment sales is recorded upon shipment.

Computer Software Costs — Software reflects the capitalized cost of developing programs for the banking system.  The Company capitalizes internal software costs upon the establishment of technological feasibility for the product.  The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in software and hardware technology.  Software costs, both purchased and internally developed, are amortized over three to five years.  The unamortized balance as of December 31, 2004 is $199,312 and amortization recognized during 2004 was $200,388.

Cash and Cash Equivalents — Cash and cash equivalents include checking accounts, money market accounts and highly liquid investments maturing within three months of acquisition.

Accounts Receivable — Accounts receivable are considered by management to be fully collectible and, accordingly, no allowance for doubtful accounts is considered necessary.

Equipment and Leasehold Improvements —Equipment and leasehold improvements are recorded at cost.  Maintenance, repairs and minor renewals are expensed as incurred.  Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 7 years for equipment.  Leasehold improvements are amortized over the life of the lease.  Depreciation expense for the year ended December 31, 2004 was $119,241.

Goodwill — As discussed in Note 9, the company previously amortized goodwill resulting from the acquisition of FTS 2000, Inc. over fifteen years.  The Company has restated its 2004 financial statements to reflect the original amount of goodwill recorded upon the acquisition of FTS 2000, Inc. and has tested such goodwill for impairment as of December 31, 2004.

Income Taxes — Effective January 1, 2004, the company elected to be treated as a limited liability company.  Accordingly, income or losses of the company are included in the income tax returns of the members of the company.  The prior net operating losses of Total Bank, Inc. that created a deferred tax asset were utilized by the shareholders of Total Bank, Inc. upon the distribution of assets to them.

Use of Estimates — Preparation of the company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates  and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

2.	NOTES PAYABLE

Notes payable consist of the following:

Note payable to individual bearing interest at 5.9%, due in monthly installments of principal and interest of $23,880 through October 2009, secured by all assets of the company.	$1,202,494
Note payable to individual bearing interest at 7%, due in monthly installments of principal and interest of $3,146 through March 2007, secured by all assets of the company.	78,381

1,280,875
Less current portion	254,858

Long-term portion	$1,026,017

The notes mature as follows:
2005	$254,858
2006	270,696
2007	258,539
2008	264,318
2009	232,464

$1,280,875

3.	LINES OF CREDIT

The Company has a $40,000 line of credit agreement with a bank which is a member of the company. The line bears interest at the prime rate plus 1.5% and is unsecured.  The agreement expires October 15, 2005 when all borrowings become due.  The Company has no balance outstanding as of December 31, 2004.

The Company has a $30,000 line of credit agreement with a bank which is a member of the company.  The line bears interest at 11%, is renewable annually, and is unsecured.  The Company has no balance outstanding as of December 31, 2004.

4.	CUSTOMER DEPOSITS

Customer deposits for postage and one month’s services have been collected and reflected as liabilities.  Postage charges are reflected as current liabilities and are offset monthly as the company incurs charges for mailing statements.  Customer service deposits represent the last month of service of a contract and are reflected as long-term liabilities as these contracts do not expire within one year.

5.	COMMITMENTS

The Company has entered into licensing agreements and contracts to provide imaging and data processing services for periods ranging from one to five years at fixed prices as articulated in the agreements.  Some of the agreements are with member banks.

6.	EMPLOYEE BENEFIT PLAN

The Company has a simple IRA plan for all employees who have received over $5,000 in compensation during any one preceding calendar year and are reasonably expected to receive at least $5,000 in compensation for the current calendar year.  The Company contributes three percent of each eligible employee’s compensation to the plan.  All contributions to the plan are fully vested and nonrefundable.  Contributions for the year amounted to $9,456.

7.	RELATED PARTY TRANSACTIONS

The Company provides imaging and data processing services to, borrows funds from and has checking accounts with certain banks which are members of the company.  During the year ended December 31, 2004, the company recorded $726,707 in revenue and as of December 31, 2004, the company has $68,681 in accounts receivable from these member banks.  Service deposits of $40,459 from these members are held at December 31, 2004.

8.	OPERATING LEASE

The Company leases office space under an operating lease agreement that expires on July 31, 2007.  Rent expense for the year was $54,000.  The following are future minimum lease payments under the lease:

2005	$54,000
2006	54,000
2007	31,500

Total	$139,500

9.	GOODWILL

The accompanying financial statements have been restated to reflect goodwill resulting from the January 1, 2001 acquisition of FTS 2000, Inc. at its original balance of $1,084,093.  The Company has evaluated this balance for impairment as of December 31, 2004 based on the sale of assets discussed in Note 10.  The Company had previously amortized its goodwill over a fifteen year period which was not in conformity with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

The effect of this change was to increase net income for 2004 by $72,273, member contributions as of January 1, 2004 by $216,819 and members’ equity as of December 31, 2004 by $289,092.

10.	SALE OF ASSETS

On May 31, 2005 the company sold all of its assets, including its customer agreements, software, fixed assets, interests in real estate and other leases, and net current assets to Integra Group, LLC (subsequently renamed Captiva Solutions, LLC), a Georgia limited liability company.  The Company received cash consideration of $2,780,875, $150,000 of which was escrowed to not later than December 31, 2005 for settlement of any indemnification claims.

CAPTIVA SOLUTIONS, LLC
BALANCE SHEET
as of June 30, 2005
Unaudited

		Total Bank Technology, LLC (Predecessor To Captiva)

(dollars in thousands)	June 30, 2005	December 31, 2004

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$307	$131
Accounts receivable	233	163
Other current assets	98	68

Total current assets	638	362
PROPERTY AND EQIPMENT, NET	298	565
OTHER ASSETS
Intangible and other assets, net	2,108	1,089

Total other assets	2,108	1,089

Total assets	$3,044	$2,016

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$120	$16
Accrued liabilities	215	138
Current portion of long-term debt	4	254

Total current liabilities	339	408
Long-term debt, net of current portion	2,518	1,026
Other	98	75

Total long-term liabilities	2,616	1,101

MEMBERS’ EQUITY
Common stock	290	435
Retained earnings (deficit)	(201)	72

Total members’ equity	89	507

Total liabilities and members’ equity	$3,044	$2,016

See notes to financial statements

CAPTIVA SOLUTIONS, LLC
STATEMENTS OF OPERATIONS
For the period from inception (March 31, 2005) through June 30, 2005
Unaudited

	TBT (Predecessor to Captiva)		Captiva

	Five Months Ended May 31, 2005	Six Months Ended June 30, 2004	From Inception March 31 to June 30, 2005

Revenue	$774	$952	$150
Cost of Goods Sold	135	143	24
General and Administrative Expenses	509	586	298
Depreciation and Amortization	128	142	19
Other Income (Expense)	—	—	—

Operating Income (Loss)	2	81	(191)
Interest Expense	(29)	(44)	(23)

Net Income (Loss)	$(27)	$37	$(214)

See notes to financial statements

CAPTIVA SOLUTIONS, LLC
STATEMENTS OF CASH FLOWS
for the period from inception (March 31, 2005) through June 30, 2005 and  2004
Unaudited

	TBT (Predecessor to Captiva)		Captiva

	Five Months Ended May 31, 2005	Six Months Ended June 30, 2004	From Inception March 31 to June 30, 2005

Net Income (loss)	$(27)	$37	(214)
Add:
Depreciation and amortization	168	143	19
Changes in current assets
Accounts receivable	(3)	(33)	(203)
Other current assets	(20)	(2)	(128)
Accounts payable and accrued expenses	(34)	3	335
Other liabilities	3	22	—

Net cash provided by operations	87	170	(191)
Investing Activities
Acquisition of TBT net assets	—	—	(2,393)
Purchases of property and equipment	(27)	(17)	(15)
Distributions of equity	(12)	50	—
Initial contribution of members	—	—	290

Net cash provided by investing activities	(39)	33	(2,118)
Financing Activities
Proceeds from term bank debt	—	—	—
Proceeds from mezzanine financing	—	—	—
Net decrease of long-term debt	(169)	(118)	(2,616)

Increase (decrease) in cash	(121)	85	307
Cash at beginning of period	131	10	—

Cash at end of period	$10	$95	307

Supplemental Cash Flow Information
Taxes paid	$—	$—	—

Interest paid	$29	$44	$23

See notes to financial statements

CAPTIVA SOLUTIONS, L.L.C.
Notes to Consolidated Financial Statements
Unaudited

A.  Basis of Presentation

          The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial reporting and in accordance with Rule 10-01 of Regulation S-X.

          In the opinion of management, the unaudited interim financial statements contained in this report reflect all adjustments, consisting of only normal recurring accruals, which are necessary for a fair presentation of the financial position, and the results of operations for the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year.

B.  Summary of Significant Accounting Policies

          Critical Accounting Policies

          Management’s Discussion and Analysis of Financial Condition and Results of Operations are based upon the Company’s consolidated financial statements.  The preparation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.  On an on-going basis, management evaluates its critical accounting policies and estimates.

          A “critical accounting policy” is one that is both important to the understanding of the financial condition and results of operations of the Company and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.  Management believes the following accounting policies fit this definition:

Revenue Recognition: We generate revenue from two main sources:

•	core and item processing earned on a monthly basis as the service is provided.

•	software license fees from new client banks and the related annual maintenance.

          The license fees are booked in accordance with SOP 97-2 and SOP 98-1.  Revenues are not recorded until all significant obligations are satisfied, the collectibility is assured, there are no modifications remaining.  Annual maintnenance fees are recoreded ratably over the period of the provbision of the maintnenance.

C.  Stock-Based Compensation

          The Company has elected to account for its stock-based compensation plans under the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and does not utilize the fair value method.

D.  Credit Facilities

          Upon formation, the company entered into loan agreements with certain of its founders totaling $250,000.  These loans were due and payable 60 months from the date of issuance and bear interest at 5% per annum.  On June 1, 2005. Captiva obtained a $1,600,000 mezzanine loan from Salem Capital Partners, L.P.  Loan payments to Salem precluded the payment of dividends (other than to members to pay taxes) and restricted the amount of payroll to certain of Captiva’s employees.  Also on June 1, 2005, Captiva obtained a $1,500,000 revolving line of credit from The Peoples Bank.  As of June 30, 2005, $750,000 was outstanding on the line of credit.  Upon the closing of the merger, all of Captiva’s debt will be repaid in full from the cash portion of the merger consideration.

G.  Legal Proceedings

          We are not currently a party to, and none of our material properties is currently subject to, any material litigation other than routine litigation incidental to our business.

I.  New Accounting Pronouncements

          On December 16, 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004), Share-Based Payment, which is a revision of SFAS Statement No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative.

          The Company must adopt SFAS No. 123(R) no later than January 1, 2006. Early adoption will be permitted in periods in which financial statements have not yet been issued. We expect to adopt SFAS No. 123(R) on January 1, 2006.

          As permitted by SFAS No. 123, the Company currently accounts for share-based payments to employees using APB Opinion No. 25’s intrinsic value method and, as such, generally recognizes no compensation cost for employee stock options. Accordingly, the adoption of SFAS No. 123(R)’s fair value method will have a significant impact on our result of operations, although it will have no impact on our overall financial position. The impact of adoption of SFAS No. 123(R) cannot be predicted at this time because it will depend on levels of share-based payments granted in the future.  However, had we adopted SFAS No. 123(R) in prior periods, the impact of that standard would have approximated the impact of SFAS No. 123 as described in the disclosure of pro forma net income and earnings per share in Note 1 to our consolidated financial statements. SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. While the Company cannot estimate what those amounts will be in the future (because they depend on, among other things, when employees exercise stock options), the amount of operating cash flows recognized in prior periods for such excess tax deductions were not material to the Company’s consolidated financial position or results of operations.

J.  Subsequent Event

          Effective October 20, 2005, the Company executed an agreement to merge with Private Business, Inc.  When the merger occurs, the issued and outstanding units of Captiva will be converted into the right to receive $6 million in cash, 757,576 shares of our common stock, and a potential earnout payment of up to 1,212,122 additional shares of our common stock.

          The merger provides for a cash payment of $6,000,000, 757,576 shares of common stock and a potential earnout payment of up to 1,212,122 shares of its common stock.  The transaction will be acounted for in accordance with SFAS No. 141, Business Combinations..

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.
UNAUDITED BALANCE SHEETS
December 31, 2003 and 2002

	2003	2002

ASSETS
CURRENT ASSETS
Cash	$10,303	$46,425
Accounts receivable	169,540	159,150
Prepaid expenses and other receivables	82,376	48,245

Total current assets	262,219	253,820

EQUIPMENT, SOFTWARE AND LEASEHOLD IMPROVEMENTS
Equipment and software	2,206,218	2,069,522
Leasehold improvements	31,361	31,361

Total	2,237,579	2,100,883
Accumulated depreciation and amortization	(1,461,716)	(1,154,176)

Net equipment, software and leasehold improvements	775,863	946,707

OTHER ASSETS
Goodwill	1,084,093	1,084,093
Deferred income taxes	103,100	73,100
Deposits	5,100	5,100

Total other assets	1,192,293	1,162,293

TOTAL ASSETS	$2,230,375	$2,362,820

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current portion of notes payable	$239,949	$236,272
Accounts payable	22,040	30,857
Accrued expenses	29,775	39,726
Deferred revenue	63,539	57,809
Customer postage deposits	27,450	24,950

Total current liabilities	382,753	389,614
LONG-TERM LIABILITIES
Notes payable	1,280,874	1,273,435
Notes payable to stockholder	—	65,891
Customer service deposits	78,564	75,560

Total liabilities	1,742,191	1,804,500
STOCKHOLDERS’ EQUITY
Common stock, no par value, 500,000 shares authorized; 143,315 shares issued and outstanding	502,232	542,102
Retained earnings (deficit)	(14,047)	16,218

Total stockholders’ equity	488,184	558,320

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,362,820	$2,362,820

See notes to financial statements.

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.
STATEMENTS OF OPERATIONS
Unaudited
for the Years Ended December 31, 2003 and 2002

	2003	2002

SALES
Imaging	$1,054,537	$1,063,311
Data processing	751,158	711,223

Total	1,805,695	1,774,534

OPERATING EXPENSES
Imaging	210,242	214,902
Data processing	333,309	338,238
Salaries and benefits	688,694	734,916
General and administrative	505,309	485,766

Total operating expenses	1,737,554	1,773,822

INCOME FROM OPERATIONS	68,141	712

OTHER INCOME (EXPENSE)
Interest expense	(142,049)	(131,817)
Other income	13,642	7,677

Other expense — net	(128,407)	(124,140)

Loss before income taxes	(60,266)	(123,428)
DEFERRED INCOME TAX BENEFIT	30,000	45,000

NET LOSS	$(30,266)	$(78,428)

See notes to financial statements.

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.
UNAUDITED STATEMENT OF STOCKHOLDERS’ EQUITY
For the Year Ended December 31, 2003 and 2002

	Common Stock		Retained Earnings (Deficit)	Total

	Shares	Amount

BALANCES, DECEMBER 31, 2001	$130,050	$493,519	$94,646	$588,165
Net loss			(78,428)	(78,428)
Sales of common stock	10,864	48,583		48,583

BALANCES, DECEMBER 31, 2002	140,914	542,102	16,218	558,320
Net loss			(30,266)	(30,266)
Sales of common stock	2,401	10,130		10,130
Initial liquidation distribution		(50,000)		(50,000)

BALANCES, DECEMBER 31, 2003	143,315	$502,232	$(14,048)	$488,184

See notes to financial statements.

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.
UNAUDITED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2003 and 2002

	2003	2002

OPERATING ACTIVITIES
Net loss	$(30,266)	(78,428)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	376,335	359,450
Deferred income tax benefit	(30,000)	(45,000)
Loss on disposal of property and equipment	12,064	(11,102)
Changes in operating assets and liabilities:
Accounts receivable	(10,390)	(15,348)
Other current assets	(34,131)	(50,692)
Accounts payable and accrued expenses	(18,768)	31,377
Deferred revenue and customer deposits	11,234	45,970

Net cash provided by operating activities	276,078	236,227

INVESTING ACTIVITIES — Net cash used in investing activities, purchases of property and equipment	(178,918)	(89,511)

FINANCING ACTIVITIES
Advances on line of credit	18,144	406,652
Payments on line of credit	(18,144)	(466,658)
Proceeds from sales of common stock	10,130	48,583
Initial liquidation distribution	(50,000)	—
Proceeds from issuance of notes payable	2,369,000	82,000
Principal payments on notes payable	(2,462,412)	(219,566)

Net cash used in financing activities	(133,282)	(148,989)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(36,122)	(2,273)
CASH AND CASH EQUIVALENTS, Beginning of year	46,425	48,698

CASH AND CASH EQUIVALENTS, End of year	$10,303	$46,425

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$144,339	$131,796

Income tax refund received	$8,892	$45,970

See notes to financial statements.

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

UNAUDITED NOTES TO FINANCIAL STATEMENTS

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General — Total Bank Technology Solutions, Inc. (the company) provides data processing, data-capture, item handling services and state of the art imaging services to financial institution clients, including stockholders of the company, located in Colorado.

Revenue Recognition — Service revenue associated with long-term agreements is recognized on a straight-line basis over the contractual term of the agreement.  Deferred revenue represents accounts billed in advance.  Revenue from equipment sales is recorded upon shipment.

Computer Software Costs — Software reflects the capitalized cost of developing programs for the banking system.  The Company capitalizes internal software costs upon the establishment of technological feasibility for the product.  The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in software and hardware technology.  Software costs, both purchased and internally developed, are amortized over three to five years.  The unamortized balance as of December 31, 2003 and 2002 is $399,700 and $599,925, respectively and amortization recognized during 2003 and 2002 was $200,225 and $197,955, respectively.

Cash and Cash Equivalents — Cash and cash equivalents include checking accounts, money market accounts and highly liquid investments maturing within three months of acquisition.

Accounts Receivable — Accounts receivable are considered by management to be fully collectible and, accordingly, no allowance for doubtful accounts is considered necessary.

Property and Equipment — Property and equipment is recorded at cost.  Maintenance, repairs and minor renewals are expensed as incurred.  Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 7 years for equipment.  Leasehold improvements are amortized over the life of the lease.  Depreciation expense for the years ended December 31, 2003 and 2002 was $337,698 and $143,248, respectively.

Goodwill — Goodwill resulting from the acquisition of FTS is evaluated annually for impairment as required by SFAS No. 142.

Income Taxes — The Company accounts for income taxes using the assets and liability method and recognizes the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between financial statement carrying amounts and the tax bases of existing assets and liabilities.

Use of Estimates — Preparation of the company’s financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

2.	NOTES PAYABLE

Notes payable as of December 31, 2003 consist of the following:

2003

Note payable to individual bearing interest at 5.97%, due in monthly installments of principal and interest of $23,880 through October 2008, secured by all assets of the company.	$1,411,367
Note payable to individual bearing interest at 7%, due in monthly installments of principal and interest of $3,146 through March 2007, secured by all assets of the company.	109,456

1,520,823
Less current portion	239,949

Long-term portion	$1,280,874

Notes payable as of December 31, 2002 consist of the following:
Unsecured note payable to stockholder bearing interest at 6.75%, interest payable monthly, due December 14, 2004	$65,891
Unsecured note payable to individual bearing interest at 6.75%, interest payable monthly, due February 11, 2005	100,000
Unsecured note payable to individual bearing interest at 6.75%, interest payable monthly, due July 2, 2004	275,000
Unsecured note payable to individual bearing interest at 7.0%, due in monthly installments of principal and interest of $1,964 through December 2, 2006	82,000
Unsecured note payable to individual bearing interest at 7.0%, due in monthly installments of principal and interest of $1,796 through September 17, 2005	53,770
Unsecured note payable to individual bearing interest at 6.75%, interest payable monthly, due December 31, 2004	115,000
Unsecured note payable to individual bearing interest at 8.5%, due in monthly installments of principal and interest of $2,052 through March 2005	50,258
Unsecured note payable bearing interest at 6.2%, due in monthly installments of principal and interest of $20,197 through January 2007, less unamortized discount of $38,636 ($18,247 amortized in 2002), resulting in an effective interest rate of 8.5%. The note contains certain prohibitions on the company’s sale of assets prior to the note being paid in full	833,680

1,575,599
Less current portion	236,272

Long-term portion	$1,339,327

The notes mature as follows:

2004$	$239,949
2005	254,858
2006	270,696
2007	258,539
2008	264,318
Thereafter	232,463

$1,520,823

3.	LINES OF CREDIT

The Company has a $40,000 line of credit agreement with a bank which is a stockholder of the company.  The line bears interest at the prime rate plus 1.5% and is unsecured.  The agreement expires November 26, 2004 when all borrowings become due.  The Company has no balance outstanding as of December 31, 2003 and 2002, respectively.

The Company has a $30,000 line of credit agreement with a bank which is a stockholder of the company.  The line bears interest at 11%, is renewable annually, and is unsecured.  The Company has no balance outstanding as of December 31, 2003 and 2002, respectively.

4.	INCOME TAXES

As of December 31, 2003 and 2002, deferred income taxes consist primarily of net operating loss carryforwards. Management has determined that a valuation allowance for the deferred tax asset is not required because it is more likely than not to be realized in connection with the change in the company’s form of organization.  See Note 11.

5.	CUSTOMER DEPOSITS

Customer deposits for postage and one month’s services have been collected and reflected as liabilities.  Postage charges are reflected as current liabilities and are offset monthly as the company incurs charges for mailing statements.  Customer service deposits represent the last month of service of a contract and are reflected as long-term liabilities as these contracts do not expire within one year.

6.	COMMITMENTS

The Company has entered into licensing agreements and contracts to provide imaging and data processing services for periods ranging from one to five years at fixed prices as articulated in the agreements.  Some of the agreements are with stockholder banks.

The Company vice president has the option to purchase 23,765 and 10,851 shares of common stock at $5 per share or book value, whichever is greater, through December 31, 2005.

7.	EMPLOYEE BENEFIT PLAN

The Company has a simple IRA plan for all employees who have received over $5,000 in compensation during any one preceding calendar year and are reasonably expected to receive at least $5,000 in compensation for the current calendar year.  The Company contributes three percent of each eligible employee’s compensation to the plan.  All contributions to the plan are fully vested and nonrefundable.  Contributions for the years ended December 31, 2003 and 2002 amounted to $12,273 and 10,277, respectively.

8.	RELATED PARTY TRANSACTIONS

The Company contracts with stockholder banks to provide imaging and data processing services, borrows funds and has checking accounts at certain of these banks.  During the year ended December 31, 2003, the company recorded $823,899 in revenue from these stockholder banks.  As of December 31, 2003, the company has $63,588 in accounts receivable.  Service deposits of $40,459 from these stockholders are held at December 31, 2003.

9.	OPERATING LEASE

The Company leases office space under an operating lease agreement that expires on July 31, 2007.  Rent expense for the year was $60,000.  The following are future minimum lease payments under the lease:

2004	$42,500
2005	54,000
2006	54,000
2007	31,500

Total	$182,000

10.	GOODWILL

The Company annually evaluates goodwill for impairment in accordance with SFAS No. 142, Goodwill and Other Intangible Assets.  Based on the evaluation performed as of December 31, 2003, management does not believe an impairment charge exists.  As such, no impairment charge has been recorded in the accompanying financial statements.

11.	SUBSEQUENT EVENT

On January 1, 2004, the company changed its form of organization to a Limited Liability Company (LLC) from a Corporation.  Assets and liabilities of the LLC are recorded at the book value of the assets as they were held in the Corporation.

Annex A

AGREEMENT AND PLAN OF MERGER

among

PRIVATE BUSINESS, INC.,

CSL ACQUISITION CORPORATION,

CAPTIVA SOLUTIONS, LLC

and

THE CAPTIVA SIGNATORIES

October 20, 2005

TABLE OF CONTENTS

ARTICLE I THE MERGER		1
1.1	The Merger	1
1.2	Effective Time	2
1.3	Effects of the Merger	2
1.4	Charter and Bylaws	2

ARTICLE II EFFECT OF THE MERGER ON THE CAPITAL STOCK AND UNITS OF THE CONSTITUENT COMPANIES		3
2.1	Effect on Capital Securities	3
2.2	Exchange of Units	4
2.3	Captiva Options	5
2.4	Merger Consideration Adjustments	5

ARTICLE III REPRESENTATIONS AND WARRANTIES		7
3.1	Representations and Warranties of Captiva and the Captiva Signatories	7
3.2	Representations and Warranties of the Captiva Members	22
3.3	Representations and Warranties of PBiz	23

ARTICLE IV CONDUCT OF THE PARTIES		27
4.1	Conduct of Captiva	27
4.2	Conduct of PBiz	29

ARTICLE V ADDITIONAL AGREEMENTS		30
5.1	Proxy Statement	30
5.2	Shareholder Approval	30
5.3	Access to Information; Confidentiality Covenant	31
5.4	Commercially Reasonable Efforts; Notification	31
5.5	Fees and Expenses	32
5.6	Public Announcements	32
5.7	Agreement to Defend	33
5.8	Amendment of Disclosure Schedules	33
5.9	Other Actions	33
5.10	2005 Equity Incentive Plan	33
5.11	Non-Solicitation of PBiz Employees	34
5.12	Financing Cooperation	34
5.13	Information Supplied	34

ARTICLE VI CONDITIONS PRECEDENT		35
6.1	Conditions to Each Party’s Obligation to Effect the Merger	35
6.2	Conditions of PBiz	35
6.3	Conditions of Captiva	36

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER		37
7.1	Termination	37

7.2	Effect of Termination	38
7.3	Amendment	38
7.4	Extension; Waiver	38
7.5	Procedure for Termination, Amendment, Extension or Waiver	38

ARTICLE VIII INDEMNIFICATION		38
8.1	Survival	38
8.2	Indemnification and Payment of Damages by Captiva and the Captiva Members	39
8.3	Indemnification and Payment of Damages by PBiz	39
8.4	Procedure for Making Indemnification Claims	39
8.5	Time Limitations	40
8.6	Limitations on Amount – Captiva Members	41
8.7	Limitations on Amount – PBiz	42
8.8	Procedure for Indemnification – Third Party Claims	42
8.9	Procedure for Indemnification – Other Claims	43

ARTICLE IX NONCOMPETE AND OTHER AGREEMENTS		43
9.1	Noncompete	43
9.2	Nonsolicitation	44

ARTICLE X POST-CLOSING TAX MATTERS		44
10.1	Post-Closing Tax Matters	44

ARTICLE XI GENERAL PROVISIONS		46
11.1	Notices	46
11.2	Additional Definitions	47
11.3	Interpretation	49
11.4	Counterparts	49
11.5	Entire Agreement; No Third-Party Beneficiaries	49
11.6	Governing Law	49
11.7	Assignment	49
11.8	Enforcement of the Agreement	50
11.9	Severability	50

ii

AGREEMENT AND PLAN OF MERGER

          This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated October 20, 2005 (the “Execution Date”), is by and among PRIVATE BUSINESS, INC., a Tennessee corporation (“PBiz”), CSL ACQUISITION CORPORATION (“PBiz Sub”), a Tennessee corporation and a wholly owned subsidiary of PBiz, CAPTIVA SOLUTIONS, LLC, a Georgia limited liability company (together with its Subsidiaries, “Captiva”), and the members of Captiva set forth on the signature pages hereto (the “Captiva Signatories” and, together with the other members of Captiva, the “Captiva Members”).  PBiz and Captiva shall be referred to collectively herein as the “Constituent Companies.”

          WHEREAS, the Captiva Signatories are the beneficial owners of the majority of membership interests of Captiva and the Captiva Members own all of the membership interests of Captiva;

          WHEREAS, Captiva is engaged in the financial services business (the “Business”);

          WHEREAS, the board of directors of PBiz, the board of managers of Captiva, and the Captiva Signatories have determined that a business combination between PBiz Sub and Captiva is advisable and in the best interests of their respective companies and equity holders and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits;

          WHEREAS, the controlling shareholder of PBiz has entered into a voting agreement with Captiva to vote in favor of the Merger as of the date hereof;

          WHEREAS, the Captiva Members and the board of directors of PBiz Sub have approved the merger of Captiva with and into PBiz Sub (the “Merger”), upon the terms and subject to the conditions of this Agreement, whereby the issued and outstanding membership interests of Captiva (the “Captiva Units”), will be converted into the right to receive such share of the Merger Consideration (as defined below) as provided in this Agreement.

          WHEREAS, PBiz, PBiz Sub, Captiva, and the Captiva Signatories desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:

ARTICLE I

THE MERGER

          1.1          The Merger.     Upon the terms and subject to the conditions hereof and in accordance with the Tennessee Business Corporation Act (the “TBCA”) and the Georgia Limited Liability Company Act (the “GLLCA”), Captiva shall be merged with and into PBiz

Sub at the Effective Time.  Following the Merger, the separate corporate existence of Captiva shall cease and PBiz Sub shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of Captiva in accordance with the TBCA and the GLLCA.

          1.2          Effective Time.     As soon as practicable following the satisfaction or waiver of the conditions set forth in Article VI, the Surviving Corporation shall file the articles of merger required by the TBCA and the GLLCA (the “Articles of Merger”) with respect to the Merger and other appropriate documents executed in accordance with the relevant provisions of the TBCA and the GLLCA.  The Merger shall become effective at such time as the Articles of Merger are duly filed with the Tennessee and Georgia Secretaries of State, or at such other time as Captiva and PBiz shall agree should be specified in the Articles of Merger (such time being the “Effective Time”).  The closing of the Merger (the “Closing”) shall take place at the offices of PBiz’s counsel within two (2) business days following the date of the meeting of PBiz’s shareholders to approve the Merger (the “PBiz Shareholders Meeting”), or, if any of the conditions set forth in Article VI have not been satisfied, then as soon as practicable thereafter, or on such other date as PBiz and Captiva shall agree (the “Closing Date”).

          1.3          Effects of the Merger.     The Merger shall have the effects set forth in the TBCA and the GLLCA.  If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or otherwise are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, all rights, title and interests in all real estate and other property and all privileges, powers and franchises of Captiva, the Surviving Corporation and its proper officers and directors, in the name and on behalf of Captiva, shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose and intent of this Agreement, and the proper officers and directors of the Surviving Corporation are fully authorized in the name of PBiz Sub to take any and all such action.

          1.4          Charter and Bylaws.

                          (a)     The Charter of PBiz Sub, as in effect immediately prior to the Effective Time and as set forth in Exhibit 1.4(a) hereto, shall be the Charter of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                          (b)     The bylaws of PBiz Sub, as in effect immediately prior to the Effective Time and as set forth in Exhibit 1.4(b) hereto, shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                          (c)     The board of directors and proper officers of PBiz Sub as in effect immediately prior to the Effective Time shall become the board of directors and proper officers of the Surviving Corporation, until thereafter changed in accordance with applicable law.

2

ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL STOCK
AND UNITS OF THE CONSTITUENT COMPANIES

          2.1          Effect on Capital Securities.     As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of PBiz, PBiz Sub, Captiva or the Captiva Members:

                          (a)     Conversion of Securities.

                                    (i)     Each share of common stock, no par value, of PBiz Sub issued and outstanding immediately prior to the Effective Time shall continue without change and shall represent validly issued, fully paid and nonassessable shares of common stock of the Surviving Corporation.

                                    (ii)     Each Captiva Unit issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled and extinguished and converted into the right to receive a portion of the Merger Consideration (as defined below) as specified on Section 2.1(a)(ii) of the Captiva Disclosure Schedule (as defined below).

                          (b)     Merger Consideration.  The merger consideration payable by PBiz to the Captiva Members for their Captiva Units and in consideration for the agreements contained herein, will be Seven Million Dollars ($7,000,000), payable in cash and PBiz Common Stock (as defined below) and subject to adjustment as described in Section 2.4, plus the Earnout Payment (as defined below) (collectively referred to as the “Merger Consideration”).  The Merger Consideration shall be subject to adjustment as set forth in this Agreement and shall be payable to the Captiva Members in the following manner:

                                    (i)     Six Million Dollars ($6,000,000), subject to adjustment as described in Section 2.4, in immediately available funds by wire transfer at Closing; and

                                    (ii)     Seven Hundred and Fifty-Seven Thousand, Five Hundred and Seventy-Six (757,576) shares (the “Closing Date PBiz Shares”) of PBiz common stock, no par value (the “PBiz Common Stock”), payable at Closing; and

                                    (iii)     that number of shares of PBiz Common Stock (the “Earnout Payment”) having an aggregate market value equal to ten percent (10%) of the PBiz Acquired Revenues (as defined below).  The term “PBiz Acquired Revenues” shall equal: (x) the average monthly revenue earned by the Acquired Businesses (as defined below) for the months between: (A) the later to occur of January 1, 2006 and the date each such Acquired Business was acquired by PBiz; and (B) December 31, 2006; multiplied by (y) twelve (12); provided that in no event shall the PBiz Acquired Revenues exceed $16.0 million.  The term “Acquired Business” shall mean any business entity (whether acquired through an acquisition of equity or assets) that is acquired by PBiz (or any of its Subsidiaries) during the twelve (12) month period following Closing.  In addition to the foregoing, Acquired Business shall include the businesses described

3

in Exhibit 2.1(b)(iii) attached hereto.  The Earnout Payment shall be calculated upon completion of the audit of the consolidated financial statements of PBiz for the fiscal year ending December 31, 2006 and, to the extent earned, shall be delivered to the Captiva Members no later than the fifth (5th) business day following the day on which PBiz files with the SEC (as defined below) its annual report on Form 10-K for the fiscal year ended December 31, 2006.  The Earnout Payment shall be based upon the average closing price per share of the PBiz Common Stock on the Nasdaq SmallCap Market for the ten (10) consecutive trading days ending two (2) trading days prior to the Execution Date.  G. Lynn Boggs is hereby duly appointed to act as the representative of the Captiva Members with respect to the Earnout Payment (the “Captiva Designee”) and has full power and authority to amend, modify or waive any provision of this Agreement related to the Earnout and to take any and all other actions he deems necessary or appropriate in that regard, all without further consent or direction from, or notice to, the Captiva Members or any other party.  The Earnout Payment shall be subject to the following restrictions (and shall bear restrictive legends corresponding thereto):

                                               (A)     with respect to one-third (1/3) of the Earnout Payment, the Captiva Members shall not be restricted from the sale or transfer of such shares except pursuant to restrictions on transfer pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

                                               (B)     with respect to one-third (1/3) of the Earnout Payment, the Captiva Members shall not sell, give, encumber, pledge, hypothecate, convey, assign or otherwise transfer, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary, all or any part of any right, title or interest (including but not limited to voting rights, by voting trust, grant of proxy or otherwise) in or to any of such shares for a period of twelve (12) months following the issuance of such shares, in addition to any restrictions on transfer pursuant to the Securities Act and the Exchange Act; and

                                               (C)     with respect to the remaining one-third (1/3) of the Earnout Payment, the Captiva Members shall not sell, give, encumber, pledge, hypothecate, convey, assign or otherwise transfer, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary, all or any part of any right, title or interest (including but not limited to voting rights, by voting trust, grant of proxy or otherwise) in or to any of such shares for a period of twenty-four (24) months following the issuance of such shares, in addition to any restrictions on transfer pursuant to the Securities Act and the Exchange Act.

                          (c)    No Fractional PBiz Common Shares.  No fractional shares of PBiz Common Stock shall be issued in the Merger.  All fractional shares of PBiz Common Stock that a Captiva Member would otherwise be entitled to receive as a result of the Merger shall be rounded up to the next whole share.

          2.2          Exchange of Units.     The procedures for exchanging Captiva Units for the Merger Consideration pursuant to the Merger are as follows:

                          (a)     Exchange Agent.  PBiz shall act as exchange agent for the purpose of effectuating the exchange of the Merger Consideration for the Captiva Units that immediately prior to the Effective Time represented outstanding Captiva Units, which were converted into the right to receive the Merger Consideration.

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                          (b)     Exchange Procedures.  At the Effective Time, PBiz shall deliver the Merger Consideration (other than the Earnout Payment) to the Captiva Members for exchange in accordance with the terms and conditions of this Agreement.  At the Effective Time, upon surrender to PBiz by each Captiva Member of all of the Captiva Units owned by such Captiva Member, each Captiva Member shall be entitled to immediately receive in exchange therefor the portion of the Merger Consideration to which such Captiva Member is entitled pursuant to this Agreement.

                          (c)     No Further Ownership Rights in the Captiva Units.  All Merger Consideration paid upon surrender of the Captiva Units in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to the Captiva Units represented thereby (other than the Earnout Payment).

          2.3          Captiva Options.     Captiva shall cause all outstanding options, warrants and rights to acquire Captiva Units, each of which is identified on Section 3.1(b) of the Captiva Disclosure Schedule (the “Captiva Options”), to be exercised immediately prior to the Effective Time.  The holders of the Captiva Options (each a “Captiva Option Holder”) that exercise such Captiva Options shall receive Captiva Units immediately prior to the Effective Time pursuant to the terms of such Captiva Options.  Any Captiva Options that are not exercised prior to the Effective Time shall be terminated without consideration to such Captiva Option Holder.  The cashless exercise of the Captiva Options shall occur immediately prior to Closing and will not affect the allocation of the Merger Consideration, as Schedule 2.1(a)(ii) will reflect that exercise.

          2.4          Merger Consideration Adjustments.

                         (a)     Not later than five (5) business days prior to the Closing Date, Captiva shall deliver to PBiz the most recently prepared month-end balance sheet of Captiva and a good faith estimate (the “Closing Estimate”) of the amounts of the following items as of the Closing Date: (i) the long-term debt of Captiva on the Closing Date (the “Long-Term Debt”); (ii) the capital leases of Captiva on the Closing Date (the “Capital Leases”); and (iii) the aggregate amount of trade payables and other short-term debt of Captiva on the Closing Date (the “Trade Payables”), which aggregate amount of trade payables shall not include (x) the legal fees incurred by Captiva in connection with the Acquisition Targets prior to Closing described in Section 2.4(d) below, and (y) Transaction-related expenses, including legal fees (which Transaction-related expenses shall be paid by Captiva at or before Closing).

                         (b)     At Closing, PBiz will pay in full the Long-Term Debt and the Capital Leases, and the cash portion of the Merger Consideration shall be reduced at Closing by the paid amounts.

                         (c)     In the event the amount of the Trade Payables shown on the Closing Estimate exceeds Four Hundred Seventy Five Thousand Dollars ($475,000) (the “Target Trade Payables”), then the cash portion of the Merger Consideration shall be reduced at Closing by the difference between the Trade Payables shown on the Closing Estimate and the Target Trade Payables.

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                         (d)     PBiz shall assume and pay at Closing up to One Hundred Thousand Dollars ($100,000) in legal fees accrued by Captiva for work on or after September 1, 2005 through the Closing Date in connection with its pursuit of the Acquisition Targets; such amount shall not reduce the cash portion of the Merger Consideration.  In the event the legal fees of Captiva incurred between September 1, 2005 and the Closing Date in connection with its pursuit of the Acquisition Targets exceed One Hundred Thousand Dollars ($100,000), then PBiz shall assume and pay at Closing the amount of such excess, and the cash portion of the Merger Consideration shall be reduced by the amount of such excess.

                         (e)     Within thirty (30) days after the Closing Date, PBiz will prepare and deliver to the Captiva Designee a balance sheet setting forth the actual Long-Term Debt, Capital Leases, and Trade Payables of Captiva as of the Closing Date (the “Closing Date Balance Sheet”).  If the Captiva Designee has any objections to the Closing Date Balance Sheet, he shall notify PBiz in writing within ten (10) days of receipt of the Closing Date Balance Sheet and deliver a detailed written statement describing his objections.  PBiz and the Captiva Designee shall use their reasonable efforts to resolve any such objections themselves.  If PBiz and Captiva Designee cannot resolve any such objections within thirty (30) days after PBiz receives Captiva Designee’s statement of objections, such dispute shall be referred to a mutually acceptable nationally recognized accounting firm that has not performed services for PBiz or Captiva within the preceding three years for conclusive and binding resolution.  PBiz and the Captiva Members shall each pay one-half of the fees and expenses of such accounting firm.

                         (f)

                                   (i)     If the sum of Long-Term Debt, Capital Leases, and Trade Payables shown on the Closing Date Balance Sheet is less than the Closing Estimate, PBiz will pay the Captiva Members, pro rata according to the Captiva Units held by each such Captiva Member at Closing, in cash an amount equal to the amount by which the sum of such items as shown on the Closing Date Balance Sheet is less than the Closing Estimate.  PBiz shall make such payments to the Captiva Members on a date not later than five (5) business days after the earlier to occur of (A) the date that the Captiva Designee notifies PBiz that he accepts the Closing Date Balance Sheet, (B) the expiration of the ten (10) business day period specified in Section 2.4(e) above without objection by the Captiva Designee, (C) the date that PBiz and the Captiva Designee finally resolve any objections by the Captiva Designee, or (D) the conclusive and binding resolution of the matter by a nationally recognized accounting firm as provided in Section 2.4(e) above.

                                   (ii)     If the sum of Long-Term Debt, Capital Leases, and Trade Payables shown on the Closing Date Balance Sheet exceeds the Closing Estimate, the Captiva Members will pay PBiz in cash an amount equal to the amount by which the sum of such items as shown on the Closing Date Balance Sheet exceeds the Closing Estimate.  The Captiva Members shall make such payments to PBiz, pro rata according to the Captiva Units held by each such Captiva Member at Closing, on a date not later than ten (10) business days after the earlier to occur of

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(A) the date that the Captiva Designee notifies PBiz that he accepts the Closing Date Balance Sheet, (B) the expiration of the ten (10) business day period specified in Section 2.4(e) above without objection by the Captiva Designee, (C) the date that PBiz and the Captiva Designee finally resolve any objections by the Captiva Designee, or (D) the conclusive and binding resolution of the matter by a nationally recognized accounting firm as provided in Section 2.4(e) above.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

          3.1          Representations and Warranties of Captiva and the Captiva Signatories.     Captiva, and each of the Captiva Signatories (severally and not jointly), represents and warrants to PBiz, as of the date hereof and as of the Closing Date, subject to any matters disclosed in the Disclosure Schedule of Captiva provided to PBiz on the date hereof (the “Captiva Disclosure Schedule”), and except as expressly contemplated by this Agreement:

                         (a)     Organization; Standing and Power.  Captiva is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia and has the requisite limited liability power and authority to carry on its business as now being conducted.  Captiva is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified to do business or in good standing (individually or in the aggregate) would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Captiva.

                         (b)     Capital Structure.  The Captiva Members are the record and beneficial owners of all of the membership interests in Captiva.  The issued and outstanding membership interests of Captiva are as set forth in Section 3.1(b) of the Captiva Disclosure Schedule.  Except as set forth in Section 3.1(b) of the Captiva Disclosure Schedule, there are no outstanding or authorized rights, warrants, options, subscriptions, restricted units, convertible debt instruments, option plans, agreements or commitments of any character giving any Person any right to require Captiva to sell or issue any membership interests or other securities nor does Captiva have any obligation of any nature to repurchase any outstanding capital stock or other securities.  All outstanding membership interests of Captiva are validly issued, fully paid and nonassessable and not subject to preemptive rights, and were not issued in violation of the Securities Act, any preemptive rights or other preferential rights of subscription or purchase.  Captiva does not own, directly or indirectly, any capital stock or other ownership interest in any Person.

                         (c)     Authority; Non-Contravention.  Captiva has the requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by Captiva and the consummation by Captiva of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Captiva.  This Agreement and other agreements and documents executed by Captiva in connection herewith have been duly and validly executed and delivered by Captiva and constitute valid and binding obligations of

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Captiva, enforceable against Captiva in accordance with their respective terms, except that except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions now or hereafter in effect relating to creditors’ rights generally, (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) the enforceability of any indemnification provision contained herein may be limited by applicable federal or state securities laws.  No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or other Person is required by or with respect to Captiva in connection with the execution and delivery of this Agreement by Captiva or the consummation by Captiva of the transactions contemplated hereby, except for the filing of the Articles of Merger in the State of Georgia and appropriate documents with the relevant authorities of other states in which Captiva is qualified to do business.

                         (d)     Captiva Financial Statements; Books and Records.

                                   (i)     Captiva has delivered to PBiz: (a) an audited consolidated balance sheet of Total Bank Technology, LLC as at December 31, 2004, and the related audited consolidated statement of income, changes in stockholders’ equity, and cash flow for the fiscal year then ended (including the notes thereto), together with the report thereon of Stockman, Kast, Ryan Co LLP, independent certified public accountants (the “Audited Financial Statements”), and (b) an unaudited consolidated balance sheet of Captiva as at September 30, 2005 and the related pro forma unaudited consolidated statements of income, changes in member’s equity, and cash flow for the nine months then ended, including the activities of Total Bank Technology, LLC from January 1, 2005 and the activities of Captiva from April 1, 2005 (the “Interim Financial Statements” which, together with the Audited Financial Statements shall be referred to as the “Financial Statements”).  The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) and fairly present the financial condition and the results of operations, changes in stockholders’/members’ equity, and cash flow of Captiva as at the respective dates of and for the periods referred to in the Financial Statements, subject, in the case of the Interim Financial Statements, to (x) normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse), (y) the absence of notes (that, if presented, would not differ materially from those included in the consolidated audited financial statements for the year ended December 31, 2004 other than to reflect the acquisition by Captiva of the assets of Total Bank Technology, LLC and related matters), and (z) the allocation of the purchase price of Total Bank Technology, LLC and the related amortization, which has not been based on a third party valuation and is subject to review or change based on such a review.  The Financial Statements reflect the consistent application of such accounting principles throughout the periods involved.  No financial statements of any Person other than Captiva are required by GAAP to be included in the consolidated financial statements of Captiva.

                                   (ii)     The books of account, minute books, unit record books, and other records of Captiva, all of which have been made available to PBiz, are complete and correct in all material respects and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls and procedures.  Captiva

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maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that: (i) transactions are executed with management’s authorization, (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of Captiva and to maintain accountability for Captiva’s consolidated assets, (iii) access to Captiva assets is permitted only in accordance with management’s authorization; (iv) the reporting of Captiva’s assets is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.  The minute books of Captiva contain accurate and complete records of all meetings held of, and limited liability company action taken by, the members and the board of managers of Captiva, and no formal meeting of any such members or board of managers has been held for which minutes have not been prepared and are not contained in such minute books.  The board of managers of Captiva has not formed any committees.  At the Closing, all of those books and records will be in the possession of Captiva.

                         (e)     Captiva Material Contracts.  Section 3.1(e) of the Captiva Disclosure Schedule lists all written contracts, agreements, leases, instruments or legally binding contractual commitments (“Contracts”) that are of a type described below (collectively, the “Captiva Material Contracts”) as of the date of this Agreement:

                                   (i)     Any Contract between Captiva and a customer of Captiva or between Captiva and any entity that has purchased goods or services from Captiva in excess of $25,000 or more in 2005 to date;

                                   (ii)     any Contract requiring aggregate future payments by or to Captiva in excess of $25,000;

                                   (iii)     any Contract relating to the borrowing of money or guaranty of indebtedness to which Captiva is a party;

                                   (iv)     any collective bargaining or other arrangement with any labor union to which Captiva is a party;

                                   (v)      any Contract to which Captiva is a party granting a first refusal, first offer or similar preferential right to purchase or acquire any of the equity interests or assets of Captiva;

                                   (vi)     any Contract limiting, restricting or prohibiting Captiva from conducting business anywhere in the United States or elsewhere in the world or any Contract limiting the freedom of Captiva to engage in any line of business or to compete with any other Person;

                                   (vii)     any joint venture, partnership, limited liability company or similar Contract to which Captiva is a party; and

                                   (viii)    any employment Contract (whether written or oral and other than employment agreements which are terminable at will and upon termination are without penalty or severance obligation), severance agreement or other similar binding agreement or policy with any employee of Captiva.

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          Captiva has made available to PBiz a true and complete copy of each written Captiva Material Contract (and a written description of each oral Captiva Material Contract), including all material amendments or other modifications thereto.  Each Captiva Material Contract is a valid and legally binding obligation of Captiva, enforceable against Captiva in accordance with its terms, subject only to bankruptcy, reorganization, receivership or other laws affecting creditors’ rights generally and general principles of equity (whether applied in an action at law or in equity), provided that no representation or warranty is made herein with respect to the enforceability of agreements restricting competition or the solicitation of customers or employees.  Captiva and, to the Actual Knowledge of Captiva and the Captiva Signatories, the other parties thereto, are in substantial compliance with all obligations required to be performed by them under the Captiva Material Contracts, and Captiva is not in breach or default thereunder in any material respect.  Except as shown on Section 3.1(e) of the Captiva Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not conflict with or result in any breach of or constitute a default of Captiva under any Captiva Material Contract (assuming the repayment at Closing of certain Captiva obligations as provided for elsewhere in this Agreement).

                         (f)     Absence of Certain Changes or Events.  Except as shown on Section 3.1(f) of the Captiva Disclosure Schedule, since June 1, 2005, the date that Captiva acquired the assets of Total Bank Technology, LLC, Captiva has conducted its business only in the ordinary course consistent with past practice, and there has not been (i) as of the date hereof, any matter that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect with respect to Captiva; (ii) any declaration, setting aside or payment (as a dividend or otherwise) (whether in cash, stock or property) with respect to any of the equity interests in Captiva; (iii) (A) any granting by Captiva to any executive officer of Captiva of any increase in compensation, (B) any granting by Captiva to any such executive officer of any increase in severance or termination pay, or (C) any entry by Captiva into any employment, severance or termination agreement with any such executive officer; (iv) any amendment of any material term of any outstanding equity security of Captiva (other than the one-for-8 forward split of the units of membership interest of Captiva effected on August 5, 2005); (v) any repurchase, redemption or other acquisition by Captiva of any outstanding equity securities of, or other ownership interests in, Captiva; (vi) any material damage, destruction or other property loss, whether or not covered by insurance; or (vii) any change in accounting methods, principles or practices by Captiva materially affecting its assets, liabilities or business.

                         (g)     Litigation.

                                   (i)     Except as set forth in Section 3.1(g) of the Captiva Disclosure Schedule, as of the date of this Agreement, there is no pending action, arbitration, audit, claim, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any governmental body or arbitrator (a “Proceeding”):

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                                            (A)     that has been commenced by or against Captiva or that otherwise relates to or may affect the business of, or any of the assets owned or used by, Captiva; or

                                            (B)     that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the Merger.

                                   To the Knowledge of Captiva and the Captiva Signatories, (1) no such Proceeding has been threatened in writing, and (2) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.  Captiva has delivered to PBiz copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Section 3.1(g) of the Captiva Disclosure Schedule.  The Proceedings listed in Section 3.1(g) of the Captiva Disclosure Schedule will not have a Material Adverse Effect on the business, operations, assets, condition, or prospects of Captiva.

                                   (ii)     Except as set forth in Section 3.1(g) of the Captiva Disclosure Schedule:

                                             (A)     there is no award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other governmental body or by any arbitrator (an “Order”) to which Captiva, or any of the assets owned or used by Captiva, is subject;

                                             (B)     none of the Captiva Signatories is subject to any Order that relates to the business of, or any of the assets owned or used by, Captiva; and

                                             (C)     neither Captiva nor to the Actual Knowledge of Captiva and the Captiva Signatories (and expressly subject to Section 3.1(y) with respect to each of the Captiva Signatories), no officer, manager, agent, or employee of Captiva is subject to any Order that prohibits such officer, manager, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of Captiva.

                                             (D)     Captiva is, and at all times has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject;

                                             (E)     no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which Captiva, or any of the assets owned or used by Captiva, is subject; and

                                             (F)     Captiva has not received any notice or other communication from any governmental body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which Captiva, or any of the assets owned or used by Captiva, is or has been subject.

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                         (h)     Tax Matters.

                                   (i)     As used herein, “Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under section 59A of the Internal Revenue Code of 1986, as amended (the “Code”)), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, including any interest, penalty, or addition thereto, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other person. “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                                   (ii)     Captiva has timely filed all Tax Returns that it was required to file.  All such Tax Returns were correct and complete in all respects and were prepared in substantial compliance with all applicable laws and regulations.  All Taxes owed by Captiva (whether or not shown or required to be shown on any Tax Return) have been paid.  Captiva currently is not the beneficiary of any extension of time within which to file any Tax Return.  No claim has ever been made by an authority in a jurisdiction where Captiva does not file Tax Returns that Captiva is or may be subject to taxation by that jurisdiction.  There are no liens on any of the assets of Captiva that arose in connection with any failure (or alleged failure) to pay any Tax.

                                   (iii)     Captiva has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, member, or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

                                   (iv)     There is no dispute or claim concerning any Tax liability of Captiva either (A) claimed or raised by any authority in writing or (B) as to which any manager or officer of Captiva has Knowledge based upon personal contact with any agent of such authority.

                                   (v)      Section 3.1(h) of the Captiva Disclosure Schedule (a) lists all federal, state, local, and foreign income Tax Returns filed with respect to Captiva for all periods,  (b) indicates those Tax Returns that have been audited, and (c) indicates those Tax Returns that currently are the subject of audit.  Correct and complete copies of all income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Captiva for all periods have been delivered to PBiz.

                                   (vi)     Captiva has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                                   (vii)    The unpaid Taxes of Captiva (a) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet (rather than in any notes thereto) contained in the most recent Interim Financial Statements and (b) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of Captiva in filing its Tax Returns.

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                                   (viii)    Captiva is not a party to an agreement, contract, arrangement or plan that has resulted in or could result in, separately or in the aggregate, an obligation to make a payment that is not deductible under Code sections 280G or 162(m) or any corresponding provision of state, local or foreign law.  Captiva has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code section 6662.  Captiva has not been a United States real property holding corporation within the meaning of Code section 897(c)(2) during the applicable period specified in Code section 897(c)(1)(A)(ii).  Captiva is not a party to any Tax allocation or sharing agreement.  Captiva (A) has not been a member of an affiliated group filing a consolidated federal income Tax Return and (B) has no liability for the Taxes of any person under United States Treasury Regulation section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

                         (i)     Compliance with Laws.  Captiva holds all permits, licenses, variances, exemptions, orders, franchises and approvals of all governmental entities (the “Captiva Permits”) that are required for the conduct of its business as presently conducted, except where the failure to obtain and hold the same would not, in the aggregate, have a Material Adverse Effect.  Captiva is in compliance in all material respects with the terms of the Captiva Permits.  Captiva has not materially violated or materially failed to comply with, nor has it received any written notice of any alleged material violation of or material failure to comply with, any statute, law, ordinance, regulation, rule, permit or order of any governmental entity, any arbitration award or any judgment, decree or order of any court or other governmental entity, applicable to Captiva or its business, assets or operations.

                         (j)     Intellectual Property and Software.

                                 (i)       Section 3.1(j) of the Captiva Disclosure Schedule accurately identifies the following information:

                                            (A)     Section 3.1(j)(i)(A) of the Captiva Disclosure Schedule accurately identifies and describes each product or service currently marketed, licensed or sold by Captiva, including any product or service currently under development by Captiva and each contract or license pursuant to which Captiva markets, licenses or sells the products or services of a third party.

                                            (B)     Captiva has no Registered IP.

                                            (C)     Section 3.1(j)(i)(C) of the Captiva Disclosure Schedule accurately identifies (1) all Intellectual Property Rights or Intellectual Property licensed to Captiva (other than any non-customized software that (x) is so licensed solely in executable or object code form pursuant to a nonexclusive, internal use software license, (y) is not incorporated into, or used directly in the development, manufacturing or distribution of, the products or services of Captiva and (z) is generally available on standard terms for less than $10,000), and (2) the corresponding Contract or Contracts pursuant to which such Intellectual Property Rights or Intellectual Property is licensed to Captiva.

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                                            (D)     Section 3.1(j)(i)(D) of the Captiva Disclosure Schedule accurately identifies each Contract pursuant to which any Person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any Captiva IP.  Captiva is not bound by, and no Captiva IP is subject to, any Contract containing any covenant or other provision that in any way limits or restricts the ability of Captiva to use, exploit, assert, or enforce any Captiva IP anywhere in the world.  Captiva has no distributor or reseller agreements.

          (ii)       Except as described in Section 3.1(j)(ii) of the Captiva Disclosure Schedule, Captiva exclusively owns all right, title, and interest to and in the Captiva IP (other than Intellectual Property Rights licensed to Captiva, as identified in Section 3.1(j)(i)(C) of the Captiva Disclosure Schedule) free and clear of any encumbrances (other than licenses granted pursuant to the Contracts listed in Section 3.1(j)(i)(D) of the Captiva Disclosure Schedule).  Without limiting the generality of the foregoing:

                                            (A)     Each Person who is a current employee or contractor of Captiva and who is involved in the creation or development of any Captiva IP either:  (i) was an employee of Captiva or the predecessor owners of the Captiva IP acting within the scope of his or her employment or (ii) has signed a valid, enforceable agreement containing an effective “work for hire” provision or an assignment of Intellectual Property Rights to Captiva and confidentiality provisions protecting the Captiva IP.  Except as set forth in Section 3.1(j)(ii) of the Captiva Disclosure Schedule, no current or former member, officer, director, or employee of Captiva or the predecessor owners of the Captiva IP has any claim, right (whether or not currently exercisable) or interest to or in any accounting right, royalty right, or other economic right or interest in Captiva’s current use of the Captiva IP.

                                            (B)     To the Knowledge of Captiva and the Captiva Signatories, no funding, facilities or personnel of any governmental body were used, directly or indirectly, to develop or create, in whole or in part, any Captiva IP.

                                             (C)     Captiva owns or otherwise has license to all Intellectual Property and/or Intellectual Property Rights used to conduct the business of Captiva as currently conducted and presently planned by Captiva to be conducted.

          (iii)       All Captiva IP is enforceable; provided, however, that with respect to the unregistered common law trademark “Total Bank System” may be subject to the rights of prior users.  Without limiting the generality of the foregoing:

                                             (A)     Except as set forth on Section 3.1(j)(ii) of the Captiva Disclosure Schedule, neither Captiva nor any predecessor owners of the Captiva IP has assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Captiva IP to any other Person.

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                                             (B)     To the Knowledge of Captiva and the Captiva Signatories, there is no basis for a claim that any Captiva IP is invalid or unenforceable.

                                   (iv)    To the Knowledge of Captiva and the Captiva Signatories, no Person has infringed, misappropriated, or otherwise violated, and no Person is currently infringing, misappropriating, or otherwise violating, any Captiva IP.  Section 3.1(j)(iv) of the Captiva Disclosure Schedule accurately identifies (and Captiva has provided to PBiz a complete and accurate copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to Captiva or any representative of any of Captiva regarding any actual, alleged, or suspected infringement or misappropriation of any Captiva IP, and provides a brief description of the current status of the matter referred to in such letter, communication or correspondence.

                                   (v)     Neither the execution, delivery or performance of this Agreement  nor the consummation of any of the transactions contemplated by this Agreement will, with or without notice or the lapse of time, result in or give any other Person the right or option to cause or declare (i) a loss of, or encumbrance on, any Captiva IP, (ii) a breach of any Contract listed or required to be listed in Section 3.1(j) of the Captiva Disclosure Schedule, (iii) the release, disclosure or delivery of any Captiva IP by or to any escrow agent or other Person or (iv) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Captiva IP.

                                   (vi)    The Captiva IP does not infringe (directly, contributorily, by inducement or otherwise), misappropriate or otherwise violate any Intellectual Property or Intellectual Property Right of any other Person that is not a patent right or a trademark right.  To the Actual Knowledge of Captiva and the Captiva Signatories, the Captiva IP does not infringe (directly, contributorily, by inducement or otherwise), misappropriate or otherwise violate any patent right or trademark right of any other Person.  Without limiting the generality of the foregoing:

                                             (A)     No infringement, misappropriation or similar claim or Proceeding is pending or, to the Knowledge of Captiva and the Captiva Signatories, has been threatened against Captiva or against any other Person who may be entitled to be indemnified, defended, held harmless or reimbursed by Captiva with respect to such claim or Proceeding.  Except as set forth in any Contract listed in Section 3.1(j)(i)(D) of the Captiva Disclosure Schedule, Captiva is not bound by any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to any intellectual property infringement, misappropriation or similar claim.  Except as set forth in any Contract listed in Section 3.1(j)(i)(D) of the Captiva Disclosure Schedule, Captiva is not obligated to discharge or otherwise take responsibility for, any existing or potential liability or another Person for infringement, misappropriation or violation of any Intellectual Property or Intellectual Property Right.

                                             (B)     To the Knowledge of Captiva and the Captiva Signatories no claim or proceeding involving any Intellectual Property or Intellectual Property Right licensed to Captiva and required to be listed in Section 3.1(j) of the Captiva Disclosure Schedule is pending or has been threatened, except for any such claim or Proceeding that, if adversely determined, would not adversely affect (1) the use or exploitation of such Intellectual Property or Intellectual Property Right by Captiva or (2) the distribution or sale of any product or service being developed, offered, distributed or sold by Captiva.

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                                   (vii)    To the Knowledge of Captiva and the Captiva Signatories, except as set forth in Section 3.1(j)(vii) of the Captiva Disclosure Schedule, neither the current production version of the Total Bank System (TBS2000) nor any of its components (collectively, the “Captiva Software”):

                                             (A)     (1)  Contains any bug, defect or error (including any bug, defect or error relating to or resulting from the display, manipulation, processing, storage, transmission or use of date data) that materially and adversely affects the use, functionality or performance of the Captiva Software or any product or system containing or used in conjunction with such Captiva Software to the extent that any customer of Captiva would be prevented from using each feature and function of the Captiva Software in the ordinary course of its business or (2) except as specified in the complete and accurate list (which list has been previously provided by Captiva to PBiz) of all known bugs, defects, or errors in the current version of the Captiva Software, known as TBS2000, fails to comply with any applicable warranty or other contractual commitment relating to the use, functionality or performance of such software or any product or system containing or used in conjunction with such Captiva Software.  The new version of Captiva’s Software, known internally as “Retriever,” is currently in Beta testing and has not yet completed quality and assurance testing.  Captiva has provided PBiz with an up to date list of issues, bugs and errors to the Knowledge of Captiva and the Captiva Signatories and future development plans with regard to Retriever, with the understanding that additional issues will be identified as Beta testing and quality and assurance testing are completed.

                                             (B)     Contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or to be capable of performing, any of the following functions: (1) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed or (2) damaging or destroying any data or file without the user’s consent.

                                             (C)     Is subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license such as the GNU Public License, Lesser GNU Public License or Mozilla Public License) that (1) would require, or would condition the use or distribution of such Captiva Software on, the disclosure, licensing or distribution of any source code for any portion of such Captiva Software or (2) would otherwise impose any limitation, restriction or condition on the right or ability of Captiva to use or distribute any Captiva Software.

                                   (viii)  Except as disclosed in Section 3.1(j) of the Captiva Disclosure Schedule, no source code for any Captiva Software has been delivered, licensed or made available to any escrow agent or other Person who is not, as of the date of this Agreement, an employee of Captiva.  Except as disclosed in Section 3.1(j)(ii) of the Captiva Disclosure Schedule, Captiva has no duty or obligation (whether present, contingent or otherwise) to

16

deliver, license or make available the source code for any Captiva Software to any escrow agent or other Person who is not, as of the date of this Agreement, an employee of Captiva.  To the Knowledge of Captiva and the Captiva Signatories, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Captiva Software to any other Person who is not, as of the date of this Agreement, an employee of Captiva.

                         (k)     Employee Benefit Matters.

                                   (i)     Section 3.1(k) of the Disclosure Schedule lists each Employee Benefit Plan that is maintained by Captiva, to which Captiva contributes or has any obligation to contribute, or with respect to which Captiva has any liability.  As used herein, “Employee Benefit Plan” means any “employee benefit plan” (as such term is defined in section 3(3) of the Employee Retirement Income Security Act of 1874, as amended (“ERISA”)) and any other employee benefit plan, program or arrangement of any kind.

                                   (ii)     Each such Employee Benefit Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in accordance with the terms of such Employee Benefit Plan and the terms of any applicable collective bargaining agreement and complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code, and other applicable laws.

                                   (iii)    All required reports and descriptions (including Form 5500 annual reports, summary annual reports, and summary plan descriptions) have been timely filed and/or distributed in accordance with the applicable requirements of ERISA and the Code with respect to each such Employee Benefit Plan.  The requirements of Part 6 of Subtitle B of Title I of ERISA and Code section 4980B and of any similar state law (“COBRA”) have been met with respect to each such Employee Benefit Plan and each Employee Benefit Plan maintained by any entity that is treated as a single employer with Captiva for purposes of Code section 414 (an “ERISA Affiliate”) that is an “Employee Welfare Benefit Plan” (as defined in ERISA section 3(1)) subject to COBRA.

                                   (iv)    All contributions (including all employer contributions and employee salary reduction contributions) that are due have been made within the time periods prescribed by ERISA and the Code to each such Employee Benefit Plan that is an “Employee Pension Benefit Plan” (as defined in ERISA section 3(2)) and all contributions for any period ending on or before the Closing Date that are not yet due have been made to each such Employee Pension Benefit Plan or accrued in accordance with the past custom and practice of Captiva.  All premiums or other payments for all periods ending on or before the Closing Date have been paid with respect to each such Employee Benefit Plan that is an Employee Welfare Benefit Plan.

                                   (v)     Each such Employee Benefit Plan that is intended to meet the requirements of a “qualified plan” under Code section 401(a) has received a determination from the Internal Revenue Service that such Employee Benefit Plan is so qualified, and nothing material has occurred since the date of such determination that could adversely affect the qualified status of any such Employee Benefit Plan.  All such Employee Benefit Plans have been

17

or will be timely amended for the requirements of the Tax legislation commonly known as “GUST” and “EGTRRA” and have been or will be submitted to the Internal Revenue Service for a favorable determination letter on the GUST requirements within the remedial amendment period prescribed by GUST.

                                   (vi)    There have been no “prohibited transactions” (within the meaning of ERISA section 406 or Code section 4975” with respect to any such Employee Benefit Plan or any Employee Benefit Plan maintained by an ERISA Affiliate.  No “fiduciary” as defined in ERISA section 3(21) has any material liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan.  No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or threatened.  The Captiva Signatories have no Knowledge of any basis for any such action, suit, proceeding, hearing, or investigation.

                                   (vii)   Correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent annual report (Form 5500, with all applicable attachments), and all related trust agreements, insurance contracts, and other funding arrangements that implement each such Employee Benefit Plan have been delivered to PBiz.

                                   (viii)  Neither Captiva nor any ERISA Affiliate contributes to, has any obligation to contribute to, or has any liability under or with respect to any Employee Pension Benefit Plan that is a “defined benefit plan” (as defined in ERISA section 3(35)).  No asset of any of Captiva is subject to any lien under ERISA or the Code.

                                   (ix)    Neither Captiva nor any ERISA Affiliate contributes to, has any obligation to contribute to, or has any liability (including withdrawal liability as defined in ERISA section 4201) under or with respect to any “Multiemployer Plan” as defined in ERISA section 3(37).

                                   (x)     Captiva does not maintain, contribute to or have an obligation to contribute to, nor does it have any liability with respect to, any Employee Welfare Benefit Plan providing health or life insurance or other welfare-type benefits for current or future retired or terminated managers, officers or employees (or any spouse or other dependent thereof) of Captiva or of any other person other than in accordance with COBRA.

                                   (xi)     Deferred Compensation.  Except (i) as otherwise disclosed pursuant to Section 3.1(k) or the Disclosure Schedule, (ii) for Capitva’s usual and customary payroll-related practices or policies, (iii) for the “Deferred Compensation” (as defined below) due from Captiva to G. Lynn Boggs in the amount of Twenty Five Thousand Dollars ($25,000) per month (plus applicable Taxes associated therewith) from the period of April 1, 2005 through the Closing Date, which amount shall not exceed Three Hundred Thousand Dollars ($300,000) in the aggregate (the “Boggs Deferred Compensation”) and (iv) for the Captiva Options, Captiva does not owe Deferred Compensation to any Person.  “Deferred Compensation” means any payment that is compensatory in nature that is postponed or otherwise deferred to a future date.

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                         (l)      Labor Matters.  Section 3.1(l) of the Captiva Disclosure Schedule sets forth as of the date of this Agreement a list of all current employees of Captiva, their base salary and target bonuses (if applicable) for fiscal year 2005, and their vesting with respect to the Captiva Benefit Plans.  With respect to employees of Captiva:

                                   (i)     Captiva is and has been since inception in substantial compliance with all applicable laws governing employment and employment practices, terms and conditions of employment and wages and hours, including without limitation the Family and Medical Leave Act, laws governing labor relations and any such laws respecting employment discrimination, and has not engaged in any unfair labor practice.

                                   (ii)     There is no unfair labor practice charge, Proceeding, governmental investigation, citation or action of any kind pending or, to the Knowledge of Captiva and the Captiva Signatories, proposed or threatened against Captiva relating to employment, employment practices, terms and conditions of employment or wages and hours.

                                   (iii)     Captiva does not have a collective bargaining relationship or duty to bargain with any labor union or organization, and has not recognized any labor union or organization as the collective bargaining representative of any of its employees relating to the business of Captiva, and neither Captiva nor the Captiva Signatories have any Knowledge of any union organizing activity during the past year.

                         (m)     No Undisclosed Liabilities.  Captiva does not have any material liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether determined or determinable, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes) other than: (i) such liabilities or obligations that have been specifically disclosed or provided in the Financial Statements; (ii) liabilities or obligations incurred after September 30, 2005, in the ordinary course of business consistent with past practice; and (iii) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby.

                         (n)     Insurance.  Section 3.1(n) of the Captiva Disclosure Schedule describes all material insurance policies of Captiva (the “Captiva Insurance Policies”).  Complete and accurate copies of all the Captiva Insurance Policies and endorsements thereto have been provided to PBiz.  Each Captiva Insurance Policy is in full force and effect and is valid, outstanding and enforceable, subject to applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditor’s rights generally and general principles of equity, and all premiums due thereon have been paid in full.  Captiva has complied in all material respects with the provisions of each Captiva Insurance Policy under which it is the insured party.  No insurer under any Captiva Insurance Policy has canceled, failed to renew, or, to the Knowledge of Captiva and the Captiva Signatories, generally disclaimed liability under any such policy and to the Knowledge of Captiva and the Captiva Signatories no grounds exist to cancel or avoid any such policies or coverage.  All material claims under the Captiva Insurance Policies have been filed in a timely fashion.  The insurance covered by Captiva is adequate to conduct its Business and is consistent with prudent industry practice.

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                         (o)     State Takeover Statutes; Anti-Takeover Provisions.  Neither the GLLCA nor the articles of organization of Captiva nor the operating agreement of Captiva contains any anti-takeover provisions.  To the Knowledge of Captiva and the Captiva Signatories and the Captiva Signatories, no other “control share acquisition”, “fair price” or other anti-takeover laws or regulations enacted under state or federal laws in the United States apply to the ability of the Captiva Signatories, Captiva or its Affiliates to enter into this Agreement or to consummate any of the transactions contemplated hereby.  Captiva has taken all actions with respect to the terms of its articles of organization and its operating agreement necessary to enter into and consummate the Merger on the terms set forth in this Agreement.

                         (p)     [Intentionally Omitted]

                         (q)     Environmental Matters.

                                   (i)     Hazardous Substances.  As used in this Section 3.1(q), the term “Hazardous Substances” means any hazardous or toxic substance, material or waste including, but not limited to, those substances, materials, and wastes defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), listed in the United States Department of Transportation Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances pursuant to 40 CFR Part 302, or which are regulated under any other Environmental Law (as defined herein), or any hydrocarbons, petroleum, petroleum products, asbestos, polychlorinated biphenyls, formaldehyde, radioactive substances, flammables or explosives.

                                   (ii)     Compliance with Laws and Regulations.  Except as set forth in Section 3.1(q) of the Captiva Disclosure Schedule, all operations, use or occupancy of any land and real estate owned or leased by Captiva or any of its current or former Subsidiaries, including all structures, improvements, fixed assets and fixtures including fixed machinery and fixed equipment situated thereon or forming a part thereof and all appurtenances, easements and rights-of-way related thereto (collectively, the “Captiva Real Estate”), or any portion thereof, by Captiva or any of its current or former Subsidiaries, have been in material compliance with any and all laws, regulations, orders, codes, judicial decisions, decrees, licenses, permits and other applicable requirements of governmental authorities with respect to Hazardous Substances, pollution or protection of human health and safety (collectively, “Environmental Law”) including, but not limited to, the release, emission, discharge, storage and removal of Hazardous Substances.  Captiva and its current and former Subsidiaries have kept the Captiva Real Estate free of any lien imposed pursuant to Environmental Law.  To the Actual Knowledge of Captiva and the Captiva Signatories, all prior owners, operators and occupants of the Captiva Real Estate complied with Environmental Law.  Except for uses and storage or presence of Hazardous Substances reasonably necessary or incidental to the customary operation of a business similar to the Facilities:

                                   (iii)     (A)  Neither Captiva nor any of its current or former Subsidiaries have allowed the use, generation, treatment, handling, manufacture, voluntary transmission or storage of any Hazardous Substances over, in or upon the Captiva Real Estate, nor, to the Actual Knowledge of Captiva and the Captiva Signatories, has the Captiva Real Estate ever been used for any of the foregoing.

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                                            (B)     Neither Captiva nor any of its current or former Subsidiaries have installed or permitted to be installed in or on the Captiva Real Estate friable asbestos or any substance containing asbestos in condition or amount deemed hazardous by Environmental Law respecting such material.

                                             (C)     Neither Captiva nor any of its current or former Subsidiaries at any time engaged in or permitted, nor to the Actual Knowledge of Captiva and the Captiva Signatories, has any of their tenants or any other occupants of the Captiva Real Estate, or any portion thereof, engaged in or permitted any dumping, discharge, disposal, spillage, or leakage (whether legal or illegal, accidental or intentional) of Hazardous Substances at, on, in or about the Captiva Real Estate or any portion thereof that would subject the Captiva Real Estate, Captiva, PBiz or PBiz Sub to clean-up obligations imposed by governmental authorities.

                                   (iv)    Except as set forth on Section 3.1(q) of the Captiva Disclosure Schedule, neither Captiva nor any of its current or former Subsidiaries: (A) has either received or been issued a notice, demand, request for information, citation, summons or complaint regarding an alleged failure to comply with Environmental Law; or (B) is subject to any existing, pending, or threatened investigation or inquiry by any governmental authority for failure to comply with, or any remedial obligations under, Environmental Law, and there are no circumstances known to Captiva that could serve as a basis therefor.  Neither Captiva nor any of its current or former Subsidiaries have assumed any liability of any third party for clean up under, or noncompliance with, Environmental Law.

                                   (v)     Captiva has furnished to PBiz a copy of any environmental audit, study, report or other analysis on the Captiva Real Estate in the possession of Captiva.

                         (r)      Brokers.  No broker, investment banker or other Person is entitled to receive from Captiva any investment banking, broker’s, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

                         (s)     Captiva Approvals.  The Captiva Members unanimously have approved this Agreement.  Salem Capital Partners, LP, which holds a warrant to purchase Captiva Units, has consented to the allocation of the Merger Consideration as specified on Schedule 2.1(a)(ii) hereto.  No other approval by any equity holder of Captiva or any Captiva Option Holder is required for the consummation of the transactions contemplated hereby.

                         (t)      Affiliate Agreements.  Except as set forth on Section 3.1(t) of the Captiva Disclosure Schedule, there are no material oral or written agreements or transactions between Captiva on the one hand, and any (i) officer or manager of Captiva; (ii) record or beneficial owner of five percent or more of the voting securities of Captiva or (iii) to the Knowledge of Captiva and the Captiva Signatories, an Affiliate of any such officer, director or beneficial owner, on the other hand, other than payment of compensation for services rendered in the ordinary course of employment or service as a director for Captiva.

                         (u)     Customers.  Section 3.1(u) of the Captiva Disclosure Schedule contains a list of all of the customers of Captiva for each of the last two fiscal years and identifies those Persons that are current customers of Captiva (the “Captiva Customers”).  Since January 1, 2005,

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(i) there has not been any change adverse to Captiva in its business relationship with any of the Captiva Customers, and (ii) Captiva has not received any material complaints concerning its products and services, (iii) no Captiva Customer has delivered a written notice to Captiva of its intent to terminate, reduce or suspend its business relationship with Captiva, and (iv) to the Actual Knowledge of Captiva and the Captiva Signatories, no Captiva Customer has a current intention to terminate, reduce or suspend its business relationship with Captiva.

                         (v)     Title to Assets.  Captiva has good and marketable title to all the assets and personal property used in, and necessary for, the conduct of the business of Captiva, (i) as currently conducted, and (ii) as proposed to be conducted over the next twelve (12) months.

                         (w)     Disclosure.  No representation or warranty of Captiva or any of the Captiva Members in this Agreement, and no statement in the Captiva Disclosure Schedule or otherwise contained in this Agreement or in any related document furnished or to be furnished to PBiz under this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact or any fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

                         (x)     Investment Company Act.  Captiva is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

                         (y)     Agreements Restricting Members.  Each Captiva Signatory, as to himself or itself only, represents and warrants that such Captiva Signatory is not party to any Contract limiting, restricting or prohibiting such Captiva Signatory from conducting business anywhere in the United States or elsewhere in the world or any Contract limiting the freedom of such Captiva Signatory to engage in any line of business or to compete with any other Person.

          3.2          Representations and Warranties of the Captiva Members

          Each Captiva Member, by execution of the signature page hereto or, if not a Captiva Signatory, by execution of an acknowledgement in the form attached hereto as Exhibit 3.2 (the “Captiva Member Acknowledgements”): (i) understands that the shares of PBiz Common Stock to be issued to such Captiva Member pursuant to this Agreement have not been, and, as of the date of issuance, will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring shares of PBiz Common Stock solely for his, her or its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received access to the PBiz SEC Documents (as defined below) concerning PBiz and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding shares of PBiz Common Stock, (v) is able to bear the economic risk and lack of liquidity inherent in holding shares of PBiz Common Stock, and (vi) is, except as set forth on Exhibit 3.2, an “accredited investor” as that term is defined in Regulation D as promulgated under the Exchange Act.

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          3.3          Representations and Warranties of PBiz.

          PBiz represents and warrants to the Captiva Members, as of the date hereof and as of the Closing Date, subject to any matters disclosed in the Disclosure Schedule of PBiz provided to the Captiva Members on the date hereof (the “PBiz Disclosure Schedule”) and except as expressly contemplated by this Agreement:

                         (a)     Organization; Standing and Power.  PBiz is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the requisite corporate power and authority to carry on its business as now being conducted.  PBiz is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified to do business or in good standing (individually or in the aggregate) would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on PBiz.

                         (b)     Authority; Non-Contravention.  The board of directors of PBiz has approved the Merger and this Agreement.  PBiz has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by PBiz and the consummation by PBiz of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of PBiz, subject to approval by the PBiz shareholders.  This Agreement and other agreements and documents executed by PBiz and its Affiliates in connection herewith have been duly and validly executed and delivered by PBiz and constitute valid and binding obligations of PBiz, enforceable against PBiz in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions now or hereafter in effect relating to creditors’ rights generally, (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) the enforceability of any indemnification provision contained herein may be limited by applicable federal or state securities laws.  No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity or other Person is required by or with respect to PBiz or any of its Subsidiaries in connection with the execution and delivery of this Agreement by PBiz or the consummation by PBiz of the transactions contemplated hereby, except for (i) the filing with the Securities and Exchange Commission (the “SEC”) of the Proxy Statement, and (ii) the PBiz Shareholder Approval, and such other consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the “takeover” or “blue sky” laws of various states and such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on PBiz.

                         (c)     PBiz SEC Documents.  PBiz has filed all required reports, schedules, forms, statements, and other documents with the SEC and such documents, together with all exhibits and schedules thereto and documents incorporated by reference therein are collectively referred to herein as the “PBiz SEC Documents”.  As of their respective dates, the PBiz SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated

23

thereunder applicable to such PBiz SEC Documents, and none of the PBiz SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The consolidated financial statements of PBiz included in the PBiz SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of PBiz and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and other adjustments described therein).  Except as set forth in the PBiz SEC Documents, since the date of filing of the most recent financial statements included in a quarterly report on Form 10-Q for the quarter ended June 30, 2005, there has been no Material Adverse Effect with respect to PBiz.  The unaudited consolidated financial statements of PBiz for the first eight months of 2005 previously delivered to Captiva were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present the consolidated financial position of PBiz and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject to normal year-end audit adjustments and other adjustments described therein).

                         (d)     Compliance with Laws.  Neither PBiz nor any of its Subsidiaries has materially violated or materially failed to comply with, nor has it received any written notice of any alleged material violation of or material failure to comply with, any statute, law, ordinance, regulation, rule, permit or order of any governmental entity, any arbitration award or any judgment, decree or order of any court or other governmental entity, applicable to PBiz or any of its Subsidiaries or their respective businesses, assets or operations, except for any such failure as would not be reasonably likely to have a Material Adverse Effect on PBiz.

                         (e)     Brokers.  No broker, investment banker or other Person is entitled to receive from PBiz or any of its Subsidiaries any investment banking, broker’s, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby, other than any fee for the opinion of PBiz’s financial advisor for which PBiz is solely responsible.

                         (f)     PBiz Sub Organization.  PBiz Sub is a corporation duly organized, validly existing and in good standing under the laws of Tennessee.  PBiz Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no business activities other than as contemplated by this Agreement.

                         (g)     PBiz Sub Authorization.  PBiz Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the Merger.  The execution and delivery of this Agreement and the consummation of the Merger have been duly and validly authorized by the board of directors of PBiz Sub and by PBiz as the sole shareholder of PBiz Sub, and no other corporate proceedings on the part of PBiz Sub are necessary to authorize this

24

Agreement or to consummate the Merger.  This Agreement has been duly and validly executed and delivered by PBiz Sub and constitutes a valid, legal and binding agreement of PBiz Sub, enforceable against PBiz Sub in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions now or hereafter in effect relating to creditors’ rights generally, (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) the enforceability of any indemnification provision contained herein may be limited by applicable federal or state securities laws.

                         (h)     Capital Structure.  The authorized capital stock of PBiz consists of 100,000,000 shares authorized shares of PBiz Common Stock and 20,000,000 shares of preferred stock, no par value (“PBiz Preferred Stock”).  As of the execution date of this Agreement:  (i) 14,809,307 shares of PBiz Common Stock are issued and outstanding, (ii) 20,000 shares of Series A non-convertible, no par value, PBiz Preferred Stock are issued and outstanding, along with related warrants to purchase 16,000,000 shares of PBiz Common Stock; (iii) 40,031 shares of Series B convertible, no par value, PBiz Preferred Stock are issued and outstanding and are convertible into 40,031 shares of PBiz Common Stock; and (iv) options to acquire  1,972,222  shares of PBiz Common Stock were granted and are outstanding under PBiz’s stock option plans (collectively, the “PBiz Stock Option Plans”).  The numbers of shares issuable upon conversion of all outstanding shares of Series B PBiz Preferred Stock and upon exercise of all of the PBiz Stock Options are as set forth above, and no event has occurred that would cause an increase in such number.  Except as set forth above, there are no outstanding or authorized rights, warrants, options, subscriptions, restricted shares, convertible debt instruments, stock options plans, agreements or commitments of any character giving any Person any right to require PBiz to sell or issue any capital stock or other securities nor does PBiz or any of its Subsidiaries have any obligation of any nature to repurchase any outstanding capital stock or other securities.  All outstanding shares of PBiz Common Stock are validly issued, fully paid and nonassessable and not subject to preemptive rights.

                         (i)     [Intentionally omitted.]

                         (j)     Required Vote of PBiz Shareholders.  The affirmative vote of the holders of a majority of the outstanding shares of PBiz Common Stock is required to approve the Merger.  No other vote of the shareholders of PBiz is required by law, rule, regulation, the charter or by-laws of PBiz or otherwise in order for PBiz to consummate the Merger and the transactions contemplated thereby.

                         (k)     Board Approval.  PBiz’s board of directors has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are in the best interests of PBiz and its shareholders, (ii) approved this Agreement and the transactions contemplated hereby in accordance with the Tennessee Business Corporation Act and (iii) resolved to recommend to its shareholders that they vote in favor of adopting and approving this Agreement and the Merger in accordance with the terms hereof.

                         (l)     No Shareholder Rights Plan.  PBiz has no rights agreement or poison pill or similar form of anti-takeover shareholder protection mechanism or agreement in place.

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                         (m)     Absence of Certain Changes or Events.  Since June 30, 2005, PBiz has conducted its business only in the ordinary course consistent with past practices, and there has not been (i) as of the date hereof, any matter which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect with respect to PBiz; (ii) any declaration, setting aside or payment (as a dividend or otherwise) (whether in cash, stock or property) with respect to any of PBiz’s capital stock; (iii) (A) any granting by PBiz or any of its Subsidiaries to any executive officer of PBiz or any of its Subsidiaries of any increase in compensation, (B) any granting by PBiz or any of its Subsidiaries to any such executive officer of any increase in severance or termination pay, or (C) any entry by PBiz or any of its Subsidiaries into any employment, severance or termination agreement with any such executive officer; (iv) any amendment of any material term of any outstanding equity security of PBiz or any Subsidiary; (v) any repurchase, redemption or other acquisition by PBiz or any Subsidiary of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, PBiz or any Subsidiary; (vi) any material damage, destruction or other property loss, whether or not covered by insurance; or (vii) any change in accounting methods, principles or practices by PBiz materially affecting its assets, liabilities or business.

                         (n)     Litigation.  There is no claim, suit, action, proceeding or investigation (“PBiz Litigation”) pending or, to PBiz’s knowledge, threatened against PBiz or any of its Subsidiaries that is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or that could prevent or materially delay the ability of PBiz to consummate the transactions contemplated by this Agreement.  There is no judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against PBiz or any of its Subsidiaries having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

                         (o)     No Undisclosed Liabilities.  Neither PBiz nor its Subsidiaries has any material liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether determined or determinable, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes) other than: (i) such liabilities or obligations that have been specifically disclosed or provided on PBiz’s annual report on Form 10-K for the year ended December 31, 2004; (ii) such liabilities or obligations that have been specifically disclosed or provided on PBiz’s quarterly report on Form 10-Q for the quarter ended June 30, 2005; (iii) such liabilities or obligations that have been specifically disclosed or provided on the unaudited consolidated financial statements of PBiz for the first eight months of 2005 previously delivered pursuant hereto; (iv) liabilities or obligations incurred after June 30, 2005, in the ordinary course of business consistent with past practice which would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; (v) liabilities or obligations under this Agreement or incurred in connection with the transactions contemplated hereby; and (vi) other liabilities or obligations, that would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

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ARTICLE IV

CONDUCT OF THE PARTIES

          4.1          Conduct of Captiva.     During the period from the date of this Agreement to the Effective Time, Captiva will operate its business in good faith and consistent with past practices, with the goal of preserving intact its assets and current business organization, maintaining the Captiva Material Contracts, and preserving its relationships with customers, suppliers, creditors, brokers, agents and others having business dealings with Captiva.  Without limiting the generality of the foregoing, and except as otherwise agreed to in writing by the Chief Executive Officer of PBiz, Captiva agrees as follows:

                         (a)     Issuance of Securities.  Captiva shall not issue, sell or grant any membership interests, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of membership interests, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any membership interests or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any membership interests or any other securities in respect of, in lieu of, or in substitution for, membership interests outstanding on the date hereof; provided, however, that Captiva may issue additional membership interests: (i) in connection with the consummation of the acquisition of either or both of the Acquisition Targets (as defined below), which consummation shall have been approved by PBiz in accordance with the terms of Section 4.1(e), so long as the Persons that receive membership interests in connection with such acquisitions shall become parties under this Agreement as Captiva Signatories and shall execute an addendum to this Agreement; and (ii) pursuant to the exercise of currently outstanding Captiva Options.

                         (b)     Dividends and Redemptions.  Captiva shall not: (i) split, combine, subdivide or reclassify any membership interests; (ii) declare, set aside for payment or pay any dividend, or make any other distribution in respect of any membership interests; or (iii) redeem or repurchase any membership interests, any outstanding Captiva Options, or any outstanding securities that are convertible into or exchangeable for any membership interests of Captiva.

                         (c)     Restructuring.  Captiva shall not: (i) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, other than the plan of merger evidenced by this Agreement, or (ii) make any change in the outstanding membership interests or securities convertible or exchangeable into membership interests by way of any reclassification, recapitalization, split or combination, exchange or readjustment of membership interests, or any dividend or distribution thereof or announce or create a record date with respect to any of the foregoing.

                         (d)     Indebtedness.  Captiva shall not incur any additional indebtedness for money borrowed or guarantee any such indebtedness of another Person or enter into any arrangement having the economic effect of any of the foregoing; provided, however, that Captiva may borrow, repay, and re-borrow principal under its existing revolving credit facility.

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                         (e)     Acquisitions.  Without the prior written consent of PBiz, Captiva shall not acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof (except as provided for in this Section 4.1(e)), or (ii) any assets that, individually or in the aggregate, are material to Captiva.  Captiva has negotiated to acquire three companies (the “Acquisition Targets”), each of which Captiva has disclosed to PBiz.  Captiva shall provide timely updates to PBiz of its negotiations with such entities and shall not enter into definitive agreements to acquire the equity or assets of the Acquisition Targets, and will not consummate the transactions contemplated by any such definitive agreements, without the prior written consent of PBiz.

                         (f)     No Dispositions or Encumbrances.  Captiva shall not sell, lease, license or otherwise encumber or subject to any lien or otherwise dispose of any material properties or assets.

                         (g)     Contracts.  Except in the ordinary course of business, Captiva shall not (i) enter into any Captiva Material Contract, or (ii) modify, amend or transfer in any material respect, or terminate, any Captiva Material Contract to which Captiva is a party or waive, release, or assign any material rights or claims thereunder.

                         (h)     Employee Matters.  Except as set forth in Section 4.1(h) of the Captiva Disclosure Schedule, Captiva shall not adopt or amend (except as may be required by law or as otherwise specifically permitted hereunder) any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any employee, manager or former manager or employee, increase the compensation or fringe benefits of any officer or increase the compensation or fringe benefits of any employee or former employee or pay any benefit not required by any existing plan, arrangement or agreement.

                         (i)     Accounting Policies and Procedures.  Captiva shall not make any change to its accounting methods, principles or practices, except as may be required by GAAP.

                         (j)     Claims.  Captiva shall not waive, assign or release any material rights or claims except in the ordinary course of business consistent with past practice, and will not settle any material Proceeding.

                         (k)     Taxes.  Without the prior written consent of PBiz, Captiva shall not make or change any election, change an annual accounting period, adopt or change any accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to Captiva, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to Captiva, or take any other similar action relating to the filing of any Tax Return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action would have the effect of increasing the Tax liability of Captiva for any period ending after the Closing Date or decreasing any Tax attribute of Captiva existing on the Closing Date.

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                         (l)      Insurance.  Captiva shall use commercially reasonable efforts to maintain in full force and effect all Captiva Insurance Policies currently in effect.

                         (m)    No Agreements.  Captiva shall not authorize, recommend, propose or announce an intention to do any of the foregoing, or agree or enter into any contract to do any of the foregoing.

          4.2          Conduct of PBiz

During the period from the date of this Agreement to the Effective Time, PBiz will operate its business in good faith and consistent with past practices.  Without limiting the generality of the foregoing, and except as otherwise agreed to in writing by the Chief Executive Officer of Captiva, PBiz agrees as follows:

                         (a)     Dividends and Redemptions.  PBiz shall not: (i) split, combine, subdivide or reclassify any capital stock; (ii) declare, set aside for payment or pay any dividend, or make any other distribution in respect of any capital stock; or (iii) redeem or repurchase any capital stock, outstanding options, warrants, or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of PBiz or any of its Subsidiaries, except for (x) dividends by a wholly owned Subsidiary of PBiz to PBiz or another wholly owned Subsidiary of PBiz and (y) repurchases of unvested shares in connection with the termination of a relationship with any employee, consultant or director pursuant to stock option or purchase agreements in effect on the date hereof.

                         (b)     Indebtedness.  PBiz shall not incur any additional indebtedness for money borrowed or guarantee any such indebtedness of another Person or enter into any arrangement having the economic effect of any of the foregoing; provided, however, that PBiz may (i) borrow, repay, and re-borrow principal under its existing revolving credit facility; and (ii) obtain financing for the Merger and the acquisition of the Acquisition Targets.

                         (c)     Contracts.  Except in the ordinary course of business, PBiz shall not (i) enter into any material contract, or (ii) modify, amend or transfer in any material respect, or terminate, any material contract to which PBiz is a party or waive, release, or assign any material rights or claims thereunder.

                         (d)     Employee Matters.  Except for the 2005 Equity Incentive Plan (as defined below), PBiz shall not adopt or amend (except as may be required by law or as otherwise specifically permitted hereunder) any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit or welfare of any employee, manager or former manager or employee, increase the compensation or fringe benefits of any officer or increase the compensation or fringe benefits of any employee or former employee or pay any benefit not required by any existing plan, arrangement or agreement.

                         (e)     Accounting Policies and Procedures.  PBiz shall not make any change to its accounting methods, principles or practices, except as may be required by GAAP.

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                         (f)     No Agreements.  PBiz shall not authorize, recommend, propose or announce an intention to do any of the foregoing, or agree or enter into any contract to do any of the foregoing.

ARTICLE V

ADDITIONAL AGREEMENTS

          5.1          Proxy Statement.

                         (a)     As promptly as practicable after the execution of this Agreement, PBiz shall prepare and file with the SEC a Proxy Statement (the “Proxy Statement”).  Captiva shall furnish all information concerning itself as reasonably requested by PBiz in connection with its preparation of the Proxy Statement.  As promptly as practicable after the filing of the Proxy Statement, PBiz shall mail the Proxy Statement to its shareholders, and, if necessary, after the Proxy Statement shall have been so mailed, promptly circulate amended, supplemental, or supplemented proxy materials, and, if required in connection therewith, resolicit proxies.

                         (b)     The Proxy Statement shall include the unanimous recommendation of the disinterested members of the board of directors of PBiz to the shareholders of PBiz (a) in favor of approval and adoption of the Merger and approval of the issuance of the shares of PBiz Common Stock in the Merger, and (b) in favor of the adoption of the 2005 Equity Incentive Plan (as defined in Section 5.10).

                         (c)     If at any time prior to the Effective Time, Captiva or PBiz discovers any information relating to either party, or any of their respective Affiliates, officers, managers, or directors, that should be set forth in an amendment or supplement to the Proxy Statement, so that the document will not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers any misleading information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing the information shall be promptly filed with the SEC and, to the extent required by law or regulation, disseminated to the shareholders of PBiz.

          5.2          Shareholder Approval.

                         (a)     PBiz, acting through its board of directors, shall, in accordance with the provisions of this Agreement, applicable law and its Charter and Bylaws, promptly and duly call, give notice of, and convene and hold as soon as practicable a special meeting of shareholders for the purpose of obtaining shareholder approval of the Merger and related actions, including the adoption of the 2005 Equity Incentive Plan (as defined below) described in this Agreement (the “PBiz Shareholder Approval”).

                         (b)     PBiz shall use its commercially reasonable efforts to solicit from its shareholders proxies in favor of such approval, and shall take all other action necessary or advisable to secure the vote or consent of shareholders required by applicable law and the Nasdaq SmallCap Market, as applicable, to obtain such approvals in accordance with the provisions of this Agreement.

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          5.3          Access to Information; Confidentiality Covenant.     Upon reasonable notice, PBiz and Captiva shall each (and shall cause each of their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, reasonable access during normal business hours during the period from the date hereof to the Effective Time, to all of its properties, books, contracts, commitments and records, and during such period, each of PBiz and Captiva shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the Exchange Act or the Securities Act (including all comment letters from the staff of the SEC) and (ii) all other information concerning its business, properties and personnel as such other party may reasonably request.  PBiz, Captiva and the Captiva Members agree that they will not, and they will cause their respective representatives not to, use any information obtained pursuant to this Section 5.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement, both prior to and following the Closing Date.  The Confidentiality Agreement dated August 4, 2005 (the “Confidentiality Agreement”), by and between Captiva and PBiz, shall apply with respect to information furnished by PBiz, Captiva, and their respective Subsidiaries and representatives thereunder or hereunder and any other activities contemplated thereby.  The parties agree that this Agreement and the transactions contemplated hereby shall not constitute a violation of the Confidentiality Agreement and that the provisions hereof shall supersede provisions of the Confidentiality Agreement in the event of a conflict.

          5.4          Commercially Reasonable Efforts; Notification.

                         (a)     Upon the terms and subject to the conditions set forth in this Agreement, except to the extent otherwise required by United States regulatory considerations and otherwise provided in this Section 5.4, each of PBiz and Captiva agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger, and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from governmental entities and the making of all necessary registrations and filings (including filings with governmental entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid a Proceeding by, any governmental entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any Proceeding challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.  In connection with and without limiting the foregoing, Captiva and its board of managers shall (i) take all action reasonably necessary to ensure that no state takeover statute or similar statute or regulation is or becomes applicable to the Merger and (ii) if any state takeover statute or similar statute or regulation becomes applicable to the Merger, take all action reasonably necessary to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger.

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                         (b)     Captiva shall give prompt notice to PBiz, and PBiz shall give prompt notice to Captiva, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any material respect, or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations or warranties or covenants or agreements of the parties or the conditions to the obligations of the parties hereunder.

                         (c)     PBiz shall promptly prepare and submit to the Nasdaq SmallCap Market a listing application covering the shares of PBiz Common Stock issuable in the Merger as of the Closing Date, and shall use its commercially reasonable efforts to obtain, prior to the Effective Time, approval for the listing of such shares of PBiz Common Stock, subject to official notice of issuance, and Captiva shall cooperate with PBI with respect to such listing.

                         (d)     Not later than January 31, 2007, PBiz shall prepare and submit to the Nasdaq SmallCap Market a listing application covering the shares of PBiz Common Stock issuable as the Earnout Payment, and shall use its commercially reasonable efforts to obtain, as soon as practical thereafter, approval for the listing of such shares of PBiz Common Stock, subject to official notice of issuance.

                         (e)     Each of PBiz and Captiva agrees to use commercially reasonable efforts to cause Captiva and its employees to be covered by the Pbiz Insurance Policies at the Effective Time.

          5.5          Fees and Expenses.     All fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated; provided, however, that in the event Closing occurs, the Captiva Signatories shall be solely responsible for all fees and expenses of Captiva in connection with the Merger, this Agreement and the transactions contemplated hereby (with the exception of up to One Hundred Thousand Dollars ($100,000) of reasonable legal fees incurred by Captiva in connection with its pursuit of the Acquisition Targets between September 1, 2005 and the Closing Date, which fees shall be paid by PBiz at Closing).

          5.6          Public Announcements.     PBiz and Captiva will consult with each other before issuing any press release with respect to the transactions contemplated by this Agreement and shall not issue any such press release prior to each party having had the opportunity to review and comment on such press release.  The parties agree that any press release(s) to be issued in connection with the execution of this Agreement shall be mutually agreed upon prior to the issuance thereof.  Notwithstanding the foregoing, either party may make such disclosures, including press releases, as and when counsel for such party determines is required by applicable law or stock exchange regulation, provided that the party making the disclosure shall endeavor to consult with the other party prior to making such disclosure, and shall provide a copy of such disclosure to the other party as promptly as practicable and in no event later than the time such disclosure is made to any third party.

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          5.7          Agreement to Defend.     In the event any claim, action, suit, investigation or other proceeding by any governmental entity or other Person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, the parties hereto agree to cooperate and use their commercially reasonable efforts to defend against and respond thereto.

          5.8          Amendment of Disclosure Schedules.     Each Constituent Company shall promptly (and, in any event, within a reasonable time prior to Closing) notify the other of (i) any event which would render inaccurate in any material respect any portion of its Disclosure Schedule, or (ii) any change or addition which the Constituent Corporation proposes to make to any portion of its Disclosure Schedule.  No notification made pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or to modify any sections of the applicable Disclosure Schedule unless the parties specifically agree thereto in writing, nor shall any such notification be considered to constitute or give rise to a waiver by either party of any condition set forth in this Agreement unless the party specifically agrees.

          5.9          Other Actions.     Except as contemplated by this Agreement, neither PBiz nor Captiva shall, and neither shall permit any of its Subsidiaries to, take or agree or commit to take any action that is reasonably likely to result in any of its respective representations or warranties hereunder being untrue in any material respect or in any of the conditions to the Merger set forth in Article VI not being satisfied.

          5.10        2005 Equity Incentive Plan.

                         (a)     At the Effective Time, PBiz shall adopt a Private Business, Inc. 2005 Equity Incentive Plan (the “2005 Equity Incentive Plan”) for the benefit of PBiz management.  The 2005 Equity Incentive Plan shall reserve 5,036,880 shares of PBiz Common Stock for issuance thereunder.  Options shall be issued at Closing under the 2005 Equity Incentive Plan to the individuals and in the amounts and with the exercise prices as described on Exhibit 5.10(a) attached hereto covering an aggregate of 3,374,710 shares.

                         (b)     PBiz shall take all corporate action necessary to reserve for issuance a sufficient number of shares of PBiz Common Stock for delivery upon the exercise of the options issuable under the 2005 Equity Incentive Plan.  As soon as practical and in no event more than ten (10) days after the Effective Time, PBiz shall file with the SEC a registration statement on Form S-8 (or successor form) to register the PBiz Common Stock that is issuable upon exercise of the options issuable under the 2005 Equity Incentive Plan (to the extent that Form S-8 or its successor may be used to register shares issuable upon the exercise of such options) and will use its commercially reasonable best efforts to cause the registration statement to remain effective, and to maintain the current status of the prospectus or prospectuses contained therein, until the exercise or expiration of such options.

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          5.11         Non-Solicitation of PBiz Employees.     The Captiva Signatories covenant and agree with PBiz that, for a period of twelve (12) months from the Execution Date, they will not directly or indirectly solicit for employment or employ any person who is employed by PBiz or any of its Subsidiaries unless such person is not so employed for at least twelve (12) months.

          5.12         Financing Cooperation

                         (a)     Prior to the Closing, each of Captiva and PBiz shall use its commercially reasonable efforts to assist the other in connection with the arrangement of any financing to be consummated prior to or contemporaneously with the Closing in respect of the transactions contemplated by this Agreement, including any refinancing or replacement of any existing, or the arrangement of any new, facility for indebtedness of Captiva or PBiz.

                         (b)     Without limiting the generality of the foregoing, for each fiscal month, quarter and year ending between the date of this Agreement and the Effective Time, Captiva will use commercially reasonable effects to deliver to PBiz:

                                   (i)     unaudited monthly consolidated financial statements for Captiva within ten (10) business days after the end of each fiscal month;

                                   (ii)     unaudited quarterly consolidated financial statements, including notes, for Captiva within twenty (20) business days after the end of each fiscal quarter;

                                   (iii)    audited annual consolidated financial statements for Captiva within forty (40) business days after the end of any fiscal year; and

                                   (iv)    any other similar regularly prepared financial statements or financial information regarding Captiva that PBiz may reasonably request.

          5.13        Information Supplied.

                         (a)     Captiva hereby covenants that none of the information supplied or to be supplied by Captiva for inclusion in the Proxy Statement (as defined in Section 5.1) will, at the date the Proxy Statement is first mailed to PBiz’s shareholders, contain any untrue statement of a material fact involving Captiva or omit to state any material fact required to be stated therein or necessary in order to make the statements therein involving Captiva, in light of the circumstances under which they are made, not misleading.  As of the time of PBiz Shareholders Meeting, Captiva will have provided all necessary information regarding Captiva required to enable PBiz to cause the Proxy Statement to have been amended or supplemented, if and to the extent required, to comply with applicable federal and state law.

                         (b)     PBiz hereby covenants that the Proxy Statement, at the date the Proxy Statement is first mailed to PBiz’s shareholders (i) will not contain any untrue statement of a material fact involving PBiz or omit to state any material fact required to be stated therein or necessary in order to make the statements therein involving PBiz, in light of the circumstances under which they are made, not misleading and (ii) will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder;

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except that no representation or warranty is made by PBiz with respect to statements made in the Proxy Statement based on information supplied by Captiva for inclusion therein.  At the time of the PBiz Shareholders Meeting, PBiz will have amended and supplemented the Proxy Statement to the extent, if any, required by applicable federal and state law.  (The covenant in the preceding sentence expressly assumes that Captiva has complied with its covenant in Section 5.13(a) above.)

ARTICLE VI

CONDITIONS PRECEDENT

          6.1          Conditions to Each Party’s Obligation to Effect the Merger.     The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                         (a)     Shareholder Approval.  The PBiz Shareholder Approval shall have been obtained.

                         (b)     No Injunctions or Restraints.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that the parties hereto shall, subject to Section 5.4, use commercially reasonable efforts to have any such injunction, order, restraint or prohibition vacated.

                         (c)     Blue Sky Filings.  There shall have been obtained any and all material permits, approvals and consents of securities or “blue sky” authorities of any jurisdiction that are necessary so that the consummation of the Merger and the transactions contemplated thereby will be in compliance with applicable laws, the failure to comply with which would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

                         (d)     Boggs Employment Agreement.  PBiz shall have entered into an employment agreement with G. Lynn Boggs on terms reasonably satisfactory to PBiz and Mr. Boggs, substantially in the form attached hereto as Exhibit 6.1(d).

                         (e)     Registration Rights Agreement.  PBiz and the Captiva Members shall have entered into a Registration Rights Agreement in the form attached hereto as Exhibit 6.1(e) (the “Registration Rights Agreement”).

          6.2          Conditions of PBiz.     The obligation of PBiz to consummate the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                         (a)     Compliance.  The agreements and covenants of Captiva to be complied with or performed on or before the Closing Date pursuant to the terms hereof shall have been duly complied with or performed in all material respects and PBiz shall have received a certificate dated the Closing Date and executed on behalf of Captiva by the chief executive officer and the chief financial officer or principal accounting officer of Captiva certifying to such effect.

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                         (b)     Certifications.  Captiva shall have furnished PBiz with a certified copy of a resolution or resolutions duly adopted by the Captiva board of managers and the Captiva Members approving this Agreement and consummation of the Merger and the transactions contemplated hereby.

                         (c)     Representations and Warranties.  The representations and warranties of Captiva contained in this Agreement (other than any representations and warranties made as of a specific date) shall be true in all material respects (except to the extent the representation or warranty is already qualified by materiality, in which case it shall be true in all respects) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except as contemplated or permitted by this Agreement, and PBiz shall have received a certificate from Captiva to that effect dated the Closing Date and executed on behalf of Captiva by the chief executive officer and the chief financial officer or principal accounting officer of Captiva.

                         (d)     Consents.  PBiz shall have received evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental entities and other third parties that are required have been obtained in connection with the transactions contemplated hereby.

                         (e)     Material Adverse Effect.  There shall not have occurred or become known to PBiz any events or changes that have had or would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Captiva, before and after giving effect to the transactions contemplated hereby.

                         (f)     Salem Warrant.  That certain Common Membership Units Purchase Warrant issued by Captiva to Salem Capital Partners, LP, a North Carolina limited partnership, shall have been duly exercised in full according to its terms.

          6.3          Conditions of Captiva.     The obligation of Captiva to consummate the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                         (a)     Compliance.  The agreements and covenants of PBiz to be complied with or performed on or before the Closing Date pursuant to the terms hereof shall have been duly complied with or performed in all material respects and Captiva shall have received a certificate from PBiz dated the Closing Date and executed on behalf of PBiz by the chief executive officer and the chief financial officer of PBiz certifying to such effect.

                         (b)     Certifications.  PBiz shall have furnished Captiva with:

                                   (i)     a certified copy of a resolution or resolutions duly adopted by the board of directors of PBiz approving this Agreement and consummation of the Merger and the transactions contemplated hereby and directing the submission of the Merger to a vote of the shareholders of PBiz; and

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                                   (ii)     a certified copy of a resolution or resolutions duly adopted by the shareholders of PBiz approving the Merger and the transactions contemplated hereby.

                         (c)     Representations and Warranties.  The representations and warranties of PBiz contained in this Agreement (other than any representations and warranties made as of a specific date) shall be true in all material respects (except to the extent the representation or warranty is already qualified by materiality, in which case it shall be true in all respects) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, except as contemplated or permitted by this Agreement, and Captiva shall have received a certificate from PBiz to that effect dated the Closing Date and executed on behalf of PBiz by the chief executive officer and the chief financial officer of PBiz.

                         (d)     Consents.  Captiva shall have received evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental entities and other third parties that are required and material to the operations of PBiz have been obtained in connection with the transactions contemplated hereby.

                         (e)     Material Adverse Effect.  There shall not have occurred or become known to Captiva any events or changes that have had or would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on PBiz, before and after giving effect to the transactions contemplated hereby.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

          7.1          Termination.     This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after approval of matters presented in connection with the Merger by the shareholders of PBiz, as follows:

                         (a)     by mutual written consent of PBiz and Captiva;

                         (b)     by either PBiz or Captiva:

                                   (i)     if the PBiz Shareholder Approval is not attained upon a vote at the PBiz Shareholder Meeting or at any adjournment thereof;

                                   (ii)     if any court of competent jurisdiction or any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger; or

                                   (iii)     if the Merger shall not have been consummated on or before December 31, 2005, unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement.

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                         (c)     by PBiz, if Captiva breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, which breach has not been cured within twenty (20) days following receipt by Captiva of notice of breach;

                         (d)     by Captiva, if PBiz breaches in any material respect any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement, which breach has not been cured within twenty (20) days following receipt by PBiz of notice of breach.

          7.2          Effect of Termination.     In the event of termination of this Agreement by either Captiva or PBiz as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any current or future liability or obligation on the part of PBiz or Captiva, other than the confidentiality provisions of Section 5.3 and the provisions of Section 5.5.  Any termination of this Agreement pursuant to Section 7.1 hereof shall not relieve any party hereto for liabilities related to any breach of any of its representations, warranties, covenants or agreements in this Agreement, which right to recover damages shall be in addition to (and not exclusive of) any other remedy at law or in equity available to any party.

          7.3          Amendment.     This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Merger by the shareholders of PBiz; provided, however, that after any such approval, there shall be made no amendment that by law requires further approval by such shareholders without the further approval of such shareholders.  This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          7.4          Extension; Waiver.     At any time prior to the Effective Time, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or the other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (c) waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

          7.5          Procedure for Termination, Amendment, Extension or Waiver.     A termination of this Agreement pursuant to Section 7.1, an amendment of this Agreement pursuant to Section 7.3 or an extension or waiver pursuant to Section 7.4 shall, in order to be effective, require in the case of PBiz or Captiva, action by the PBiz board of directors or the Captiva board of managers, respectively, or their duly authorized designees.

ARTICLE VIII

INDEMNIFICATION

          8.1          Survival.     All representations, warranties, covenants, and obligations in this Agreement, the Disclosure Schedules, the supplements to the Disclosure Schedules, the certificates delivered pursuant to Sections 6.2 and 6.3, and any other certificate or document delivered pursuant to this Agreement will survive the Closing.

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          8.2          Indemnification and Payment of Damages by Captiva and the Captiva Members.     Subject to the limitations set forth in this Article VIII, the Captiva Members, severally but not jointly, will indemnify and hold harmless PBiz, PBiz Sub, and their respective representatives, shareholders, controlling persons, and affiliates (collectively, the “Indemnified Persons”) for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage (including incidental and consequential damages), expense (including costs of investigation and defense and reasonable attorneys’ fees actually incurred) or diminution of value, whether or not involving a third-party claim (collectively, “Damages”), arising, directly or indirectly, from or in connection with:

                         (a)     any Breach of any representation or warranty made by Captiva or the Captiva Signatories in this Agreement or the remaining Captiva Members in the Acknowledgements (without giving effect to any supplement to the Captiva Disclosure Schedule), the Captiva Disclosure Schedule, the supplements to the Captiva Disclosure Schedule, or any other certificate or document delivered by Captiva or the Captiva Members pursuant to this Agreement;

                         (b)     any Breach of any representation or warranty made by Captiva or the Captiva Members in this Agreement as if such representation or warranty were made on and as of the Closing Date without giving effect to any supplement to the Captiva Disclosure Schedule;

                         (c)     any Breach by Captiva or the Captiva Members of any covenant or obligation of any of Captiva or the Captiva Members in this Agreement; or

                         (d)     any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with any of Captiva or the Captiva Members (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement.

          8.3          Indemnification and Payment of Damages by PBiz.     PBiz will indemnify and hold harmless the Captiva Members, and will pay to the Captiva Members the amount of any Damages arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by PBiz or PBiz Sub in this Agreement (without giving effect to any supplement to the PBiz Disclosure Schedule) or in any certificate delivered by PBiz or PBiz Sub pursuant to this Agreement, (b) any Breach by PBiz or PBiz Sub of any covenant or obligation of PBiz or PBiz Sub in this Agreement, or (c) any claim by any Person for brokerage or finder’s fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with PBiz or PBiz Sub (or any Person acting on its behalf) in connection with any of the transaction contemplated by this Agreement.

          8.4          Procedure for Making Indemnification Claims.

                         (a)     Subject to Section 8.8 regarding third party claims, the party entitled to indemnification hereunder (the “Claimant”) shall deliver to the Party from whom indemnification is

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sought hereunder (the “Obligor”) notice in writing (a “Notice of Claim”) within 30 days of Claimant’s discovery of any Damages in respect of which the right to indemnification is sought under this Agreement, specifying in reasonable detail the nature of the Damages, and, if known, the amount, or, if not known, an estimate of the amount, of the liability arising therefrom (a “Claim”).  Notwithstanding the above, the failure to give Notice of Claim within such 30-day period shall not result in the waiver or loss of any right to bring such Claim hereunder after such period unless, and only to the extent that, the other party is actually prejudiced by such failure.  The Claimant shall provide to the Obligor as promptly as practicable thereafter information and documentation reasonably requested by the Obligor to support and verify the Claim asserted, provided that, in so doing, it may condition any disclosure in the interest of preserving privileges of importance in any foreseeable Proceeding.

                         (b)     If an Obligor desires to dispute any Claim, it shall, within 30 days after receipt of the Notice of Claim, give counternotice, setting forth the basis for disputing such Claim, to the Claimant.  If no such counternotice is given within such 30-day period, or if the Obligor acknowledges liability for indemnification, then the amount claimed shall be satisfied (i) if by PBiz, in cash promptly paid pro rata to the Captiva Members based on the number of Captiva Units owned by such Captiva Members on the Closing Date, and (ii) if by the Captiva Members, as provided in Section 8.6 below.  If, within 60 days after the Claimant receives the counternotice, the Obligor and the Claimant shall not have reached agreement as to the Claim in question, then the party disputing the Claim shall satisfy any undisputed amount as specified in the preceding sentence and the disputed amount of the Claim shall be submitted to and settled by arbitration in Nashville, Tennessee in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association.  The arbitration shall be held before a panel of three arbitrators, one selected by each of PBiz (acting through its Board of Directors) and the Captiva Designee and the third selected by mutual agreement of PBiz (acting through its Board of Directors) and the Captiva Designee, and all of whom shall be independent and impartial under the commercial rules of the American Arbitration Association.  The decision of the arbitrators shall be final and binding as to any matter submitted under this Agreement.  To the extent the decision of the arbitrators is that a Party shall be indemnified under this Agreement, the amount shall be satisfied as provided in this Section 8.4(b).  Judgment upon any award rendered by the arbitrators may be entered in any court of competent jurisdiction.  The date on which an award shall be determined (the “Resolution Date”) shall mean any of the following dates, as applicable: (a) the date that PBiz and the Captiva Designee enter into a written agreement whereby the Obligor agrees to indemnify the Claimant; (b) the day after the 30th day following delivery of the Notice of Claim if the Obligor has failed to provide a counternotice to the Claimant within such 30 day period; or (c) the date of the arbitrators’ written decision.

          8.5          Time Limitations.     If the Closing occurs, the Captiva Members shall have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the close of business on the thirtieth (30th) day following receipt by PBiz of its consolidated audited financial statements together with an executed final audit report for fiscal year 2006 from its independent auditors (but in no event beyond April 30, 2007) (such date referred to herein as the “Indemnification Notification Date”), PBiz notifies the Captiva Members of a claim specifying the factual basis of that claim in reasonable detail to the extent

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then known by PBiz.  If the Closing occurs, PBiz, PBiz Sub, and Captiva will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the Indemnification Notification Date, the Captiva Designee notifies PBiz of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the Captiva Designee.

          8.6          Limitations on Amount – Captiva Members.

                         (a)     The Captiva Members will have no liability (for indemnification or otherwise) with respect to the matters described in Section 8.2 hereof, until the total of all Damages with respect to such matters exceeds One Hundred Thousand Dollars ($100,000), at which time the Captiva Members shall be obligated to indemnify the Indemnified Persons for all indemnity obligations, including the first $100,000 of indemnity claims.  In no event, however, will the Captiva Members be liable for Damages in excess of an aggregate of One Million Seven Hundred and Fifty Thousand Dollars ($1,750,000) with respect to such matters.

                         (b)     The recourse of PBiz to recover an indemnity claim hereunder shall be limited to the following sources, in the order provided, until the indemnification claims of PBiz are paid in full (subject to the $1,750,000 limit provided in Section 8.6(a) above):  (i) cancellation of the Closing Date PBiz Shares; (ii) cancellation of the Earnout Payment; and (iii) up to Two Hundred Thousand Dollars ($200,000) in cash each, pro rata, from G. Lynn Boggs and Cut Bank, LLLP.  PBiz shall not be entitled to recover any indemnity claim from a Captiva Member other than through (x) cancellation of the applicable number of such shares of PBiz Common Stock as provided in clauses (i) and (ii) of the preceding sentence, and (y) the payment of cash by G. Lynn Boggs and Cut Bank, LLLP as provided in clause (iii) of the preceding sentence.  To facilitate resolution of indemnity claims in this manner, PBiz shall issue share certificates evidencing the Closing Date PBiz Shares (with a legend thereon to the extent that such shares are subject to cancellation as provided in this Agreement) but shall retain possession of such certificates until the Final Indemnification Settlement Date, when such shares shall be cancelled or distributed to the Captiva Members as provided in the following Section 8.6(c).

                         (c)     The number of shares of PBiz Common Stock that shall be cancelled to satisfy a particular indemnity claim shall be determined based upon the average closing price per share of the PBiz Common Stock on the Nasdaq SmallCap Market for the ten (10) consecutive trading days ending two (2) business days prior to the “Final Indemnification Settlement Date,” which shall be the later of (i) the Indemnification Notification Date; and (ii) the Resolution Date of any pending indemnity claims as of the Indemnification Notification Date.  On the Final Indemnification Settlement Date, shares valued as described in the preceding sentence in an aggregate amount equal to the indemnity claim(s) (subject to the $1,750,000 limit provided in Section 8.6(a) above) shall be cancelled pro rata from:  first, the Closing Date PBiz Shares, and second, the Earnout Payment.  PBiz shall promptly distribute certificates for the remaining shares, if any, to the Captiva Members.  If and only if the shares of PBiz Common Stock that are cancelled to satisfy the indemnity claim(s) are insufficient to satisfy the entire amount of such indemnity claim(s) (subject to the $1,750,000 limit provided in Section 8.6(a) above), then PBiz may notify Mr. Boggs and Cut Bank, LLLP of such remaining obligation, and Mr. Boggs and Cut Bank, LLLP shall satisfy the remaining obligation, pro rata, by paying PBiz

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in cash not later than 30 days after receiving such notification, up to the $200,000 limit for each of them as specified in Section 8.6(b) above.  (Cut Bank, LLLP agrees to hold at least $200,000 of the cash portion of the purchase price in its possession until the date that is 45 days after the Final Indemnification Settlement Date.)

                         (d)     Notwithstanding anything in this Section 8.6 to the contrary, the limitations set forth in this Section 8.6 will not apply in the event of fraud, willful misconduct or bad faith.

          8.7          Limitations on Amount – PBiz.     PBiz will have no liability (for indemnification or otherwise) with respect to the matters described in Section 8.3 until the total of all Damages with respect to such matters exceeds One Hundred Thousand Dollars ($100,000), at which time PBiz shall be obligated to indemnify the indemnified party for all indemnity obligations, including the first $100,000 of indemnity claims.  In no event, however, will PBiz be liable for Damages in excess of One Million Dollars ($1,000,000) with respect to such matters.  Notwithstanding anything in this Section 8.7 to the contrary, the limitations set forth in this Section 8.7 will not apply in the event of fraud, willful misconduct or bad faith.

          8.8          Procedure for Indemnification – Third Party Claims.

                         (a)     Promptly after receipt by an indemnified party under Section 8.2 or 8.3 of notice of the commencement of any Proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is materially prejudiced by the indemnifying party’s failure to give such notice.

                         (b)     If any Proceeding referred to in Section 8.8(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 8 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation.  If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party’s consent unless (A) there is no finding or admission of any violation of legal requirements or any violation of the rights of any Person and no effect on any

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other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent.  If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party’s notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

                         (c)     Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

          8.9          Procedure for Indemnification – Other Claims.     A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

ARTICLE IX

NONCOMPETE AND OTHER AGREEMENTS

          9.1          Noncompete

          Each of the Captiva Signatories set forth on Exhibit 9.1 hereof hereby covenants and agrees with PBiz that, during the Noncompete Period (as such term is defined herein) and within the Noncompete Area (as such term is defined herein), such Captiva Member shall not directly or indirectly, (i) acquire, lease, manage, consult for, serve as agent or subcontractor for, finance, invest in, own any part of or exercise management control over any financial services business or other business that provides any goods or services competitive with the goods and services provided, or contemplated to be provided, by PBiz, any of its Subsidiaries, any of the Acquisition Targets, or Captiva as of the Closing; or (ii) offer to provide or provide goods or services competitive with the goods and services provided by, or contemplated to be provided, by PBiz, any of its Subsidiaries, any of the Acquisition Targets, or Captiva as of the Closing to any customer or client that is located within the Noncompete Area, (iii) solicit for employment or employ any person who at Closing or thereafter became an employee of PBiz, any of its Subsidiaries, any of the Acquisition Targets, or Captiva as of the Closing unless such person is not so employed for at least twelve (12) months, or (iv) with respect to any customer or client with whom PBiz, any of its Subsidiaries, any of the Acquisition Targets, or Captiva contracts with in connection with their business, either solicit the same in a manner which could adversely affect PBiz, any of its Subsidiaries, any of the Acquisition Targets, or Captiva, or make statements to the same which disparage PBiz, any of its Subsidiaries, any of the Acquisition Targets, or Captiva or their respective operations in any way.  The “Noncompete Period” shall commence at the Closing and terminate on the last day of the thirteenth (13th) month following Closing, subject to extension as set forth in Exhibit 9.1.  The “Noncompete Area” shall mean the continental United States.  Ownership of less than five percent (5%) of the stock of a publicly held company shall not be deemed a breach of this covenant.

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          9.2          Nonsolicitation

          Each of the Captiva Signatories hereby agrees for a period of two (2) years from the Effective Date of Closing (i) not to solicit for employment or employ any person who was an employee of or consultant to Captiva at Closing and thereafter became an employee of or consultant to PBiz or any of its Subsidiaries unless such person is not so employed or engaged for at least twelve (12) months,  (ii) not to solicit any person or entity who was a customer or client of Captiva on the Closing Date in a manner which could adversely affect PBiz or any of its Subsidiaries, or (iii) make statements to any such customer or client that disparage PBiz or any of its Subsidiaries in any way.

In the event of a breach of Section 9.1 or 9.2, each Captiva Signatory recognizes that monetary damages shall be inadequate to compensate PBiz, and PBiz shall be entitled, without the posting of a bond or similar security, to an injunction restraining such breach, with the costs (including attorney’s fees) of securing such injunction to be borne by such Captiva Signatory.  Nothing contained herein shall be construed as prohibiting PBiz from pursuing any other remedy available for such breach or threatened breach.  All parties hereby acknowledge the necessity of protection against the competition described herein and that the nature and scope of such protection has been carefully considered by the parties.  The period provided and the area covered are expressly represented and agreed to be fair, reasonable and necessary.  The consideration provided for herein is deemed to be sufficient and adequate to compensate the Captiva Signatories for agreeing to the restrictions contained in this Article IX.  If, however, any court determines that the forgoing restrictions are not reasonable, such restrictions shall be modified, rewritten or interpreted to include as much of their nature and scope as will render them enforceable.

ARTICLE X

POST-CLOSING TAX MATTERS

          10.1          Post-Closing Tax Matters.     The following provisions shall govern the allocation of responsibility as between the parties hereto for certain tax matters following the Closing Date:

                         (a)     Tax Indemnification.  Each Captiva Member shall jointly and severally indemnify PBiz, PBiz Sub and Captiva and hold them harmless from and against, any loss, claim, liability, expense, or other damage attributable to (i) all Taxes (or the non-payment thereof) of Captiva for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date (“Pre-Closing Tax Period”), (ii) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which Captiva (or any of its predecessors) is or was a member on or prior to the Closing Date, including pursuant to United States Treasury Regulation section 1.1502-6 or any analogous or similar state, local, or foreign law or regulation,  and (iii) any and all Taxes of any Person (other than Captiva) imposed on Captiva as a transferee or successor, by contract or pursuant to any law, rule, or regulation, which Taxes relate to an event or transaction occurring before the Closing.

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                         (b)     Straddle Period.  In the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), the amount of any Taxes based on or measured by income or receipts of Captiva for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date and the amount of other Taxes of Captiva for a Straddle Period that relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period.

                         (c)     Responsibility for Filing Tax Returns.  The Captiva Signatories shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for Captiva for all periods ending on or before the Closing Date.  The Captiva Signatories shall permit PBiz to review and comment on each such Tax Return described in the preceding sentence prior to filing.

                         (d)     Cooperation on Tax Matters.

                                   (i)     Captiva and the Captiva Signatories shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to Section 9.1(c) and any audit, litigation or other proceeding with respect to Taxes.  Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information that are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  Captiva and the Captiva Signatories agree (A) to retain all books and records with respect to Tax matters pertinent to Captiva relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, Captiva or the Captiva Signatories, as the case may be, shall allow the other party to take possession of such books and records.

                                   (ii)     PBiz, PBiz Sub, Captiva, and the Captiva Signatories further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

                         (e)     Tax-Sharing Agreements.  All tax-sharing agreements or similar agreements with respect to or involving Captiva shall be terminated as of the Closing Date and, after the Closing Date, Captiva shall not be bound thereby or have any liability thereunder.

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                         (f)     Certain Taxes and Fees.  All transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement shall be paid by the Captiva Signatories when due, and the Captiva Signatories will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges, and, if required by applicable law, PBiz will, and will cause PBiz Sub to, join in the execution of any such Tax Returns and other documentation.

                         (g)     Allocations of Captiva Income and Loss.  PBiz and PBiz Sub acknowledge that Captiva is taxed as a partnership for federal income tax purposes, and that the transactions set forth herein will result in a termination of the partnership as of the Closing Date pursuant to section 708(b)(1)(B) of the Code.  Accordingly, all items of income or deduction arising during any period ending on or prior to the Closing Date shall be allocated to the Captiva Members pursuant to the operating agreement of Captiva, and the Captiva Members shall be allocated no items of income or deduction arising during any period beginning on or after the Closing Date.

ARTICLE XI

GENERAL PROVISIONS

          11.1        Notices.     All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or sent by nationally recognized overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	if to the Captiva Signatories prior to Closing, to Captiva, to

Captiva Solutions, LLC
350 Technology Parkway, Suite 200
Norcross, Georgia 30092
Attention: G. Lynn Boggs
Facsimile: (678) 966-0877

with a copy to:

Charles D. Vaughn
Nelson Mullins Riley & Scarborough LLP
14th Floor
999 Peachtree Street
Atlanta, GA 30309-3964
Facsimile: (404) 817-6050

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(b)	if to PBiz or, at following Closing, Captiva, to

Private Business, Inc.

9010 Overlook Boulevard
Brentwood, TN 37027
Attention: Chief Executive Officer
Facsimile: (615) 565-3457

with a copy to:

David Cox
Harwell Howard Hyne Gabbert & Manner, P.C.
315 Deaderick Street, Suite 1800
Nashville, TN 37238
Facsimile: (615) 251-1056

          11.2          Additional Definitions.     For purposes of this Agreement:

                           “Actual Knowledge” shall mean an individual will be deemed to have “Actual Knowledge” of a particular fact or other matter if such individual is actually aware of such fact, without conducting, and without any obligation to conduct, an investigation concerning the existence of such fact or other matter.  A Person (other than an individual and other than Captiva) will be deemed to have “Actual Knowledge” of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, manager, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Actual Knowledge of such fact or other matter.  Captiva will be deemed to have “Actual Knowledge” of a particular fact or other matter only if any of the Captiva Signatories or Captiva’s employee Dan Baker has, or at any time had, Actual Knowledge of such fact.

                           “Affiliate” is each Person who is an affiliate for purposes of Rule 145 under the Securities Act.

                           a “Breach” of a representation, warranty, covenant, obligation, or other provision of this Agreement or any instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any inaccuracy in or breach of, or any failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any claim (by any Person) or other occurrence or circumstance that renders such representation or warranty inaccurate or violates such covenant, obligation, or other provision, and the term “Breach” means any such inaccuracy, breach, failure, claim, occurrence, or circumstance.

                           “Captiva IP” means all Intellectual Property Rights in the following Intellectual Property owned by Captiva including, but not limited to, the Total Bank System software and the unregistered common law trademark, “Total Bank System.”

                           “Captiva IP Contract” means any Contract to which Captiva is a party or by which Captiva is bound, that contains any assignment or license of, or covenant not to assert or enforce, any Intellectual Property Right or that otherwise relates to any Captiva IP or any Intellectual Property developed by, with, or for Captiva.

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                           “Employment Arrangement” shall mean an arrangement between a Captiva Member and PBiz or any of its Affiliates pursuant to which such Captiva Member receives fees, compensation, or other payment as consideration for services rendered to PBiz or any of its Affiliates.

                           “Intellectual Property” means and includes algorithms, apparatus, circuit designs and assemblies, gate arrays, IP cores, net lists, photomasks, semiconductor devices, test vectors, databases, data collections, customer lists, vendor lists, diagrams, formulae, inventions (whether or not patentable), know-how, trade secrets, logos, marks (including brand names, product names, logos, and slogans), methods, network configurations and architectures, processes, proprietary information, protocols, schematics, specifications, software, software code (in any form, including source code and executable or object code), subroutines, techniques, user interfaces, URLs, web sites, works of authorship, and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies, and summaries).  Intellectual Property includes, but is not limited to Intellectual Property Rights and Registered IP.

                           “Intellectual Property Rights” means and includes all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world, whether given through license or otherwise: (i) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask works, (ii) trademark and trade name rights and similar rights, (iii) trade secret rights, (iv) patents and industrial property rights, (v) other proprietary rights in Intellectual Property of every kind and nature and (vi) rights in or relating to registrations, renewals, extensions, combinations, divisions, reissues of, applications for, and enforcement of any of the rights referred to in clauses “(i)” through “(v)” above.

                           “Knowledge” shall mean an individual will be deemed to have “Knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter or a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter.  A Person (other than an individual and other than Captiva) will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, manager, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.  Captiva will be deemed to have “Knowledge” of a particular fact or other matter only if any of the Captiva Signatories or Captiva’s employee Dan Baker has, or at any time had, Knowledge of such fact.

                           “Material Adverse Effect” shall mean, with respect to any entity or group of entities, a material adverse effect on the business, operations, assets, liabilities, financial condition, or results of operations, of such entity or group of entities taken as a whole, or on the

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ability of such entity or group of entities to perform in all material respects its or their obligations hereunder, or which would prevent or materially delay the consummation of the transactions contemplated hereby, other than any change, circumstance or effect (i) relating to the economy or securities markets in general, (ii) relating to the industries in which Captiva or PBiz operate and not specifically relating to Captiva or PBiz, (iii)  any generally applicable change in law, rule or regulation or GAAP, or interpretation thereof, or (iv) resulting from the execution of this Agreement, the announcement of this Agreement and the transactions contemplated hereby or any change in the value of Captiva or the PBiz Common Stock relating to such execution or announcement;

                           “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity;

                           “Registered IP” means all Intellectual Property Rights that are registered, filed, or issued under the authority of any governmental body, including all patents, registered copyrights, registered mask works and registered trademarks and all applications for any of the foregoing.

                           a “Subsidiary” of a Person means any corporation, partnership or other legal entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned by such first mentioned Person.

          11.3          Interpretation.     When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the word “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

          11.4         Counterparts.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

          11.5         Entire Agreement; No Third-Party Beneficiaries.     This Agreement (including the documents and instruments referred to herein) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and are not intended to confer and shall not upon any Person other than the parties any rights or remedies hereunder.

          11.6         Governing Law.     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          11.7         Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

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          11.8         Enforcement of the Agreement.

                         (a)     The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States located in the Middle District of Tennessee, this being in addition to any other remedy to which they are entitled at law or in equity.

                         (b)     If either party breaches its obligations under this Agreement, such party shall pay the costs and expenses (including legal fees and expenses) reasonably incurred by any other Person obtaining successful disposition in connection with actions taken to enforce this Agreement.

          11.9         Severability.     In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, PBiz, PBiz Sub, Captiva and the Captiva Signatories have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.

PRIVATE BUSINESS, INC.		CAPTIVA SOLUTIONS, LLC

By:	/s/ Henry M. Baroco	By:	/s/ G. Lynn Boggs

Title:	Chief Executive Officer		G. Lynn Boggs, Chief Executive Officer

CSL ACQUISITION CORPORATION

By:	/s/ Henry M. Baroco

Title:	President

CAPTIVA SIGNATORIES

/s/ G. Lynn Boggs

G. Lynn Boggs

Cut Bank, LLLP

By:	Bowman Management, LLC, its general partner

	By:	/s/ Glenn W. Sturm

Glenn W. Sturm, Manager

/s/ Matthew W. Pribus

Matthew W. Pribus

/s/ W. Todd Shiver

W. Todd Shiver

[Signature page to Agreement and Plan of Merger]

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Annex B

REGISTRATION RIGHTS AGREEMENT

          THIS AGREEMENT, made and entered into as of this _____ day of __________, 2005, by and among PRIVATE BUSINESS, INC., a Tennessee corporation (“PBiz”), and the persons whose names appear in the signature pages hereto under the caption “Shareholders” (collectively, the “Shareholders” and individually a “Shareholder”),

W I T N E S S E T H:

          WHEREAS, in connection with the merger of Captiva Solutions, LLC, a Georgia limited liability company (“Captiva”), with CSL Acquisition Corporation, a Tennessee corporation (“PBiz Sub”), PBiz issued ______________ shares of its Common Stock, and may issue up to _____ additional shares of its Common Stock pursuant to the terms of such merger, to the Shareholders (all such shares issued in connection with such merger are referred to herein as the “Shares”); and

          WHEREAS, the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”); and

          WHEREAS, the Shareholders may desire for some or all of the Shares to be registered under the Securities Act at a future date; and

          WHEREAS, PBiz has previously granted “demand” and “piggyback” registration rights with respect to its Common Stock (the “Initial Registrable Shares”) pursuant to that certain Securityholders Agreement dated January 20, 2004, among PBiz and Lightyear PBI Holdings, LLC (together with any permitted assignees, the “Initial Holder”); and

          WHEREAS, the parties hereto desire to provide the Shareholders with certain “piggyback” registration rights with respect to the sale of all or a portion of the Shares;

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          Definitions.  As used herein, unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

          “Common Stock” means the common stock, no par value, of PBiz and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Material Event” means any event as a result of which any prospectus included in a registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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          “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity.

          “Registrable Securities” means (i) the Shares; and (ii) any other securities issued or issuable in respect of or in exchange for any of the Shares by way of a stock dividend or other distribution on the Shares, stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or exchange offer.

          “Registration Expenses” means all expenses incident to PBiz’s performance of or compliance with Article 2, including, without limitation, all SEC filing fees and National Association of Securities Dealers, Inc. or stock exchange listing fees, all fees and expenses of complying with state securities or blue sky laws, all printing expenses, the fees and disbursements of counsel for PBiz and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance; provided, however, that Registration Expenses do not include (i) the fees and costs of counsel and advisors to the selling Shareholders, (ii) underwriting discounts and commissions, and (iii) transfer taxes, if any, relating to sale of shares by the Shareholders.

          “SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

          2.          “Piggyback” Registration Under the Securities Act.

                        2.1          “Piggyback Rights”.

                        (a)          Right to Include Registrable Securities.  If PBiz, at any time after the date hereof while Registrable Securities are outstanding, proposes to register any shares of its Common Stock under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar forms) whether or not for sale for its own account, then it shall give written notice to all holders of Registrable Securities of the proposed filing at the applicable address of record to each such holder, and the notice shall inform such holders of their rights under this Section 2.1.  Upon the written request of any such holder, made within fifteen (15) days after receipt of any such notice by PBiz, to register any of such holder’s Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder), PBiz will, subject to the limits contained in this Agreement, use its reasonable best efforts to cause such Registrable Securities to be included among the securities to be covered by the registration statement otherwise proposed to be filed by PBiz, all to the extent requisite to permit the sale or other disposition of such Registrable Securities by the holder.  Anything herein to the contrary notwithstanding, if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, PBiz shall in good faith determine for any reason not to register or to delay registration of such securities, then PBiz may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation under this Section 2.1 to

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register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registration, shall be permitted to delay the registration of any Registrable Securities, for the same period as the delay in registering such other securities.  Any holder of Registrable Securities may withdraw its request for inclusion, in whole or in part, at any time at least forty-eight (48) hours prior to the effective time of the registration statement for such offering.  PBiz will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1; provided that such fees or expenses for which PBiz shall not be liable shall be borne by all holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Shareholder.

                        (b)          Priority in Cutback Registrations.  If registration pursuant to this Section 2.1 involves an underwritten public offering and the managing underwriter advises PBiz that, in its opinion, the number of securities requested to be included in such registration (including securities of PBiz which are not Registrable Securities) exceeds the number which can be sold in such offering without a reduction in the anticipated number of, or in the selling price anticipated to be received for, the securities to be sold in such public offering, then PBiz will include therein: (i) if the underwritten registration is being initiated pursuant to the Initial Holder’s right to demand such registration, (x) first, the full amount of the Initial Registrable Shares that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering, and (y) second, the full amount of (A) securities to be included therein for the account of PBiz and (B) the Registrable Securities which the holders thereof propose to include in such registration, that, in the opinion of the managing underwriter, can be sold without adversely affecting the offering; and (ii) if the underwritten registration is being conducted other than pursuant to the Initial Holder’s right to demand registration, (x) first, the full amount of securities to be included therein for the account of PBiz that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering and (y) second, the full amount of (A) the Initial Registrable Shares and (B) the Registrable Securities which the holders thereof propose to include in such registration, that, in the opinion of the managing underwriter, can be sold without adversely affecting the success of the offering.  If two groups (with PBiz being a “group” for this purpose) have registration rights that are pari passu, then to the extent that the number of securities to be included in any such offering must, in the opinion of the managing underwriter, be reduced, the aggregate number of shares that, in the opinion of the managing underwriter, can be sold in such offering will be allocated pro rata between such groups in proportion to the number of securities requested to be registered in such offering by each such group.  To the extent that the number of securities held by any particular group to be included in any such offering must, in the opinion of the managing underwriter, be so reduced, the aggregate number of shares held by such group that, in the opinion of the managing underwriter, can be sold in such offering, will be allocated pro rata among the members of such group in proportion to the number of securities requested to be registered in such offering by each member of such group (or, in the case of such a group other than the Shareholders, in accordance with the priorities then existing among PBiz and such holders or, if none, as PBiz may otherwise determine).

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                        (c)          Delay of Registration.  No holder of Registrable Securities shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                        2.2          Registration Procedures.  If and whenever PBiz is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, PBiz will promptly:

                        (a)          prepare and file with the SEC the appropriate registration statement to effect such registration and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the disposition contemplated thereby; provided, however, that PBiz may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.1(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                        (b)          prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition;

                        (c)          use its reasonable best efforts to cause such registration statement to be declared effective by the SEC under the Securities Act as soon as practicable to permit the disposition of the Registrable Securities by the holders on The Nasdaq SmallCap Market or such other exchange or market upon which PBiz’s shares are traded;

                        (d)          make available for inspection by any Shareholder covered by any registration statement filed pursuant to this Agreement all financial and other records, pertinent corporate documents and properties of PBiz (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause PBiz’s officers, directors and employees to supply all information reasonably requested by any Shareholder in connection with such registration statement.  Records which PBiz determines in good faith to be confidential and which it notifies the Shareholders are confidential shall not be disclosed by the Shareholders unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public.  Each Shareholder agrees by acquisition of its Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to PBiz and allow PBiz, at PBiz’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                        (e)          provide a legal opinion of PBiz’s outside counsel, dated the effective date of any registration statement filed pursuant to this Agreement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement),

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with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Registrable Securities included in the registration);

                        (f)          make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                        (g)          if requested by any holder of Registrable Securities covered by any registration statement filed pursuant to this Agreement, promptly incorporate in a prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder, the purchase price being paid therefor and with respect to any other terms of any underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                        (h)          provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after the effective date of such registration statement; and

                        (i)          if PBiz shall maintain the listing of any shares of common stock on The Nasdaq SmallCap Market or any other securities exchange or national market system, use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national market system on which any of the Registrable Securities are then listed.

          3.          Restrictive Legend.  Each certificate representing Registrable Securities issued, and, except as otherwise provided in Section 4, each certificate issued upon exchange or transfer of any Registrable Securities, shall be stamped or otherwise imprinted with legends substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “FEDERAL ACT”), OR ANY STATE SECURITIES LAW, AND HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR PURPOSES OF INVESTMENT AND HAVE BEEN ISSUED OR SOLD IN RELIANCE ON STATUTORY EXEMPTIONS CONTAINED IN THE FEDERAL ACT OR AVAILABLE UNDER APPLICABLE STATE SECURITIES LAWS.  THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE FEDERAL ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE

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REGISTRATION UNDER SUCH ACT AND LAWS; IN THE CASE OF RELIANCE UPON AN EXEMPTION, PBIZ MUST HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSACTION IS EXEMPT AND DOES NOT REQUIRE SUCH REGISTRATION OF THE SHARES.”

“THE SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AS SET FORTH IN THAT CERTAIN AGREEMENT AND PLAN OF MERGER AMONG PBIZ, CAPTIVA SOLUTIONS, LLC AND CERTAIN CAPTIVA SIGNATORIES THERETO, DATED AS OF OCTOBER __, 2005.”

          4.          Notice of Proposed Transfer.

                        (a)          Prior to any proposed transfer or other disposition of any Registrable Security (other than under circumstances described in Section 2), the holder thereof shall give written notice to PBiz of its intention to do so.  Each such notice shall describe the manner of the proposed transfer or disposition and, if requested by PBiz, shall be accompanied by an opinion of counsel reasonably satisfactory to PBiz to the effect that the proposed transaction may be effected without registration under the Securities Act and applicable state securities laws, whereupon the holder shall be entitled to transfer or otherwise dispose of such Registrable Security in accordance with the terms of its notice.  Each certificate for Registrable Securities transferred as provided above shall bear both legends set forth in Section 3, except that such certificate shall not bear the first such legend if (a) such transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule under the Securities Act permitting public sale without registration thereunder) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of PBiz) would be entitled to transfer such securities in a public sale without registration under the Securities Act or any applicable state securities law.

                        (b)          The foregoing restrictions on transfer and disposition of Registrable Securities shall terminate as to any particular shares of Registrable Securities when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed by the seller thereof in accordance with the method of disposition set forth in the registration statement covering such shares.  Whenever a holder of Registrable Securities demonstrates to PBiz (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder shall be entitled to receive from PBiz, without expense, a new certificate representing its shares of Registrable Securities not bearing the first legend set forth in Section 3.  Further, whenever the restrictions on transfer provided in that certain Agreement and Plan of Merger among PBiz, Captiva Solutions, LLC and certain Captiva Signatories thereto, dated as of October __, 2005, no longer applies to all or any portion of such holder’s Registrable Securities, such holder shall be entitled to request and receive from PBiz, without expense, a new certificate representing such shares of Registrable Securities not bearing the second legend set forth in Section 3.

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          5.          Indemnification.

                       5.1          Indemnification by PBiz.  In the event of any registration of any Registrable Securities under the Securities Act, PBiz will indemnify and hold harmless each seller of Registrable Securities covered by such registration statement, each of their respective officers, directors and partners and each other Person, if any, who controls such seller, within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such seller, director, officer, partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registered Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any violation by PBiz of any rule or regulation or any action or inaction required by PBiz in connection with such registration.  PBiz will reimburse each such seller, director, officer, partner and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that PBiz shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or omitted in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to PBiz by or on behalf of the Shareholders, specifically for use in such registration statement, prospectus, amendment or supplement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder and shall survive the transfer of such securities by such seller.

                       5.2          Indemnification by the Sellers.  Each holder of Registrable Securities that are registered by PBiz pursuant to Article 2 will, jointly and severally, indemnify and hold harmless PBiz, each director of PBiz, each officer of PBiz and each other Person, if any, who controls PBiz within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which PBiz, or any such director, officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registered Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to PBiz by or on behalf of such seller of Registrable Securities in connection with such registration statement, prospectus, amendment or supplement specifically for use therein.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of PBiz or any such director, officer or controlling

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Person and shall survive the transfer of such securities by such holder.  In no event shall any indemnity by a holder of Registrable Securities exceed the aggregate price to the public (minus underwriter commissions and discounts) of the Registrable Securities of such holder included in such registration.

                       5.3          Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Article 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 5, except and to the extent that the indemnifying party is prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out-of-pocket costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the counsel for the indemnified party reasonably concludes that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action and has advised the indemnified party in writing, that such a conflict of interest exists, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall, without the prior written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement with respect to any claim or action for which indemnity is sought hereunder, and no indemnifying party shall be liable for any settlement entered into without its prior written consent.

                       5.4          Contribution.  In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Article 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Article 5; then, and in each such case, PBiz and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (A) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such

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registration statement, and PBiz is responsible for the remaining portion or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative proceeds but also the relative fault of each of the contributing parties, on the one hand, and the party receiving contribution on the other hand in connection with statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that, in any such case, (X) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (Y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.  Relative fault shall be determined by reference to, among things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by PBiz, or by the holder, and the relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Section 5.4 shall be deemed to include any legal or other expenses reasonably incurred by a party entitled to contribution in connection with investigating or defending such action or claim.  Any party entitled to contribution will promptly, after receipt of notice of commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5.4, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 5.4, to the extent that such party or parties were not adversely affected by such omission.  The contribution agreement set forth above shall be in addition to any liabilities which any party may have at common law or otherwise.  The contribution provided for in this Section 5.4 shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.  Notwithstanding the above, prior to the time of any final judicial determination that such indemnification may not be enforced pursuant to the first sentence of this paragraph, PBiz will be required to indemnify each holder of Registrable Securities for any losses such holder incurs in accordance with the terms of this Agreement.

           6.          Holdback Agreement.  Unless the underwriters in a given public offering (or, in the case of a non-underwritten public offering, PBiz) otherwise agree, and to the extent not otherwise inconsistent with applicable law, each Shareholder, by acquisition of its Shares, agrees not to effect any public sale or distribution (including a sale under Rule 144 or Regulation S (or any similar provisions then in effect)) of such securities, or any securities convertible into or exchangeable or exercisable for such securities during the 180-day period after the effective date of any registration statement filed by PBiz in connection with a public offering, except pursuant to such registration statement, whether or not such holder participates in such registration; provided, however, that (i) such restrictions shall not apply unless the officers and directors of PBiz are similarly restricted (if such parties are selling securities under such registration statement); and (ii) the restriction shall only last for a period that is equal to the lesser of (x) the restriction period agreed to by the officers and directors of PBiz (if applicable), or (y) 180 days.

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           7.          Cessation of Sales.  Each Shareholder agrees that, upon receipt of any notice from PBiz of the happening of a Material Event, such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the then current prospectus until (i) such Shareholder is advised in writing by PBiz that a new registration statement covering the offer of Registrable Securities has become effective under the Securities Act, (ii) such Shareholder receives copies of any required supplemented or amended prospectus, or (iii) such Shareholder is advised in writing by PBiz that the use of the prospectus may be resumed; provided, however, that PBiz shall use its reasonable best efforts to cure any such misstatement, omission or event that is applicable to the registration statement as soon as reasonably practicable after delivery of such notice of the happening of a Material Event.  Such periods of discontinued use of the registration statement shall not exceed 90 days in any 365-day period.  If so directed by PBiz, on the happening of a Material Event, each Shareholder will deliver to PBiz (at PBiz’s expense) all copies, other than permanent file copies then in such Shareholder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

           8.          Termination; Rule 144 Sales.  This Agreement shall terminate on the date on which there cease to be any Registrable Securities outstanding; provided, however, that the provisions of Section 5 shall survive any termination of this Agreement.  In addition, notwithstanding anything contained in Section 2 to the contrary, a holder of Registrable Securities shall not have any registration rights pursuant to Section 2 herein and shall not be bound by Section 6 hereof if such holder of Registrable Securities can sell all of its Registrable Securities pursuant to Rule 144(k) of the Securities Act within a ninety (90) day period.

           9.          Obligations of Sellers.  In connection with each registration hereunder, and as a condition to PBiz’s obligations hereunder to any selling Shareholder, each seller of Registrable Securities will furnish to PBiz in writing such information with respect to such seller and its proposed disposition as shall be reasonably necessary in order to insure compliance with the Securities Act and with all other federal and applicable state securities laws.  Without limiting the generality of the foregoing, in connection with each registration covering an underwritten public offering, each seller of Registrable Securities agrees to enter into the underwriting agreement between PBiz and such underwriters and to complete and execute all questionnaires, powers of attorney, and other documents or instruments reasonably requested under the terms of the underwriting agreement.

          10.          Existing Registration Rights.  Except for the registration rights previously granted to the Initial Holder (which permit the registration rights being granted to the Shareholders under this Agreement), PBiz represents and warrants that there are no outstanding registration rights with respect to its securities.

           11.          Reports Under the Exchange Act.  With a view to making available to Shareholders the benefits of Rule 144 premulgated under the Securities Act of 1933 and any rule or regulation of the SEC that may at any time permit a Shareholder to sell securities of PBiz to the public without registration, PBiz agrees: (a) at all times to make and keep public information available, as those terms under understood and defined in Rule 144 and (b) to file with the SEC in a timely manner all reports and other documents required of PBiz under the Securities Act of 1933 and the Exchange Act.

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          12.          Amendments and Waivers.  This Agreement may be amended and PBiz may take any action herein prohibited or omit to perform any act required herein to be performed by it, if PBiz has obtained the written consent of the holders of greater than fifty percent (50%) of the Registrable Securities (by number of shares) outstanding at the time.  Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 10, whether such Registrable Securities shall have been marked to indicate such consent.

           13.          Limitation on Future Registration Rights.  From and after the date of this Agreement, PBiz will not, without the prior written consent of the holders of greater than fifty percent (50%) of the Registrable Securities (by number of shares), enter into any agrement with any holder or prospective securities of PBiz that would: (a) prohibit or otherwise restrict or impair the rights of the Shareholders under this Agreement or (b) allow such holder or prospective holder to include such securities on a “demand” or “piggyback” basis in any registration filed under this Agreement in preference to the Registrable Securities, provided that such holder or prospective holder may include such securities in any such registration only on a pro-rata basis with the Registrable Securities that are included therein (based on the numbers of Registrable Securities and securties of other holders requested to be included in such registration).  For purposes of subclause (a) above, the granting of registration rights to another holder(s) or prospective holder(s) of any securities of PBiz shall not be deemed a restriction or impairment of the rights of the Shareholders under this Agreement, provided that such holder(s) or prospective holder(s) “cutback” rights are on a pari passu basis with the Shareholders.  PBiz agrees to promptly provide the Shareholders upon request with a copy of any agreement providing for additional registration rights (provided that the Shareholders shall keep such information confidential and shall not purchase or sell securities of PBIz until such transaction is either announced publicly or is terminated and the Shareholders are not otherwise in possession of material non-public information regarding PBiz).

          14.          Notices.  Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and delivered personally, sent by pre-paid, first class, certified or registered mail, return receipt requested or by an express courier service to the intended recipient thereof at its address set forth below.  Any such notice shall be deemed to have been duly given immediately upon delivery in person, or five days after mailing (or the second day after delivery to an express courier service), and in proving the same it shall be sufficient to show that the envelope containing the notice was duly addressed, stamped and posted or that the envelope was delivered to an express courier service, as the case may be.  The addresses of the parties for the purposes of this Agreement are as follows:

If to PBiz:	Private Business, Inc.
9010 Overlook Boulevard
Brentwood, TN 37027
Attention: Chief Executive Officer
Facsimile: (615) 565-3457

with a copy to:

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M. David Cox
Harwell Howard Hyne Gabbert & Manner, P.C.
315 Deaderick Street, Suite 1800
Nashville, TN 37238
Facsimile: (615) 251-1056

If to holders of the
Registrable Securities:	At their respective addresses of
record as maintained on the stock
records of PBiz

          15.          Headings.  The headings of the several articles and sections of this Agreement are inserted for convenience of reference only.  They do not constitute a part of this Agreement and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

           16.          Governing Law.  This Agreement has been executed and delivered in the State of Tennessee and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Tennessee.

          17.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

           18.          Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any other provision hereof in any other jurisdiction.

          19.          Entire Agreement.  This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement of the parties with respect to the matters covered hereby.  This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

          20.          Waiver.  Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party.  No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

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          21.          Number and Gender.  Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

[Signatures Appear on Following Page]

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PRIVATE BUSINESS, INC.:

By:

Name:	Henry M. Baroco
Title:	President and Chief Executive Officer

SHAREHOLDERS:

G. Lynn Boggs
(for himself individually and for his assignees
Jordan Boggs, Gregory Boggs and Callen Boggs)

Carol Cookerly

Mark Hawn

Matthew W. Pribus

John D. Schneider, Jr.

W. Todd Shiver

Daniel Baker

Charles Potts

Cut Bank, LLLP

By:	Bowman Management, LLC,
its general partner

By:

Glenn W. Sturm, Manager

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Annex C

VOTING AGREEMENT

                    This Voting Agreement (this “Agreement”) is dated as of October 20, 2005, between Lightyear PBI Holdings, LLC, a Delaware limited liability company (“Lightyear”) and Captiva Solutions, LLC (“Captiva”), a Georgia limited liability company.

RECITALS

                    WHEREAS, concurrently with the execution of this Agreement, Captiva, Private Business, Inc., a Tennessee corporation (the “Company”), CSL Acquisition Corporation (“PBiz Sub”), a Tennessee corporation and a wholly owned subsidiary of the Company, and certain members of Captiva have entered into a Merger Agreement (the “Merger Agreement”), which provides, among other things, for Captiva to merge into PBiz Sub, upon the terms and subject to the conditions set forth therein;

                    WHEREAS, as of the date hereof and for so long as this Agreement remains in effect, Lightyear is and intends to remain the record and Beneficial Owner of all of the Series A Preferred Stock of the Company, which currently represents a majority of the voting power of the Company, and has the right to vote and dispose of those shares of Series A Preferred Stock (defined terms used in these Recitals and not otherwise defined herein shall have the meanings given in Article I below);

                    WHEREAS, as of the date hereof and for so long as this Agreement remains in effect, Lightyear also is and intends to remain the record and Beneficial Owner of warrants exercisable for up to 16 million shares of Company Common Stock (the “Warrants”);

                    WHEREAS, the affirmative vote of a majority of the total votes of the Company cast for a proposal to approve the Merger Agreement, together with the transactions contemplated thereby, is a condition to the consummation of such transactions;

                    WHEREAS, as an inducement to the parties to the Merger Agreement to enter into it and incur the obligations therein, Lightyear has agreed to enter into this Agreement.

                    NOW THEREFORE, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

                    SECTION 1.1   Capitalized Terms.  Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement.

                    SECTION 1.2   Other Definitions.  For the purposes of this Agreement:

                    “Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including pursuant to any agreement, arrangement or understanding, whether or not in writing.  Without

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duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a “group” as within the meaning of Section 13(d)(3) of the Exchange Act.

                    “Company Common Stock” means common stock, no par value, of the Company, and will also include for purposes of this Agreement all shares or other voting securities into which shares of Company Common Stock may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom, including any dividends or distributions of securities which may be declared in respect of the shares of Company Common Stock and entitled to vote in respect of the matters contemplated by Article II.

                    “Series A Preferred Stock” means the 20,000 shares of series A preferred stock, no par value, of the Company.

                    “Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, gift, or other disposition of such security or the Beneficial Ownership thereof (including by operation of Law), or the entry into of any Contract to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

ARTICLE II

AGREEMENT TO VOTE

                    SECTION 2.1   Agreement to Vote.  Prior to the Termination Date (as defined below), Lightyear irrevocably and unconditionally agrees that from and after the date hereof and until the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms (the “Expiration Time”) and (c) the termination of this Agreement in accordance with Section 5.2 hereof (the date of any such event, the “Termination Date”), at any meeting (whether annual or special, and at each adjourned or postponed meeting) of shareholders, however called, Lightyear will (x) appear at each such meeting or otherwise cause its Owned Shares (as defined below) to be counted as present thereat for purposes of calculating a quorum, and (y) vote, or cause to be voted at such meeting, all of Lightyear’s shares of Series A Preferred Stock Beneficially Owned by Lightyear as of the relevant time and any shares of Company Common Stock that Lightyear receives upon exercise of its Warrants prior to the relevant time (together, the “Owned Shares”) (i) to approve the Merger Agreement, together with the transactions contemplated thereby, (ii) approve the Private Business, Inc. 2005 Long-Term Equity Incentive Plan, (iii) against any proposal made in opposition to, or in competition or inconsistent with, the transactions expressly contemplated by the Merger Agreement, including the adoption thereof, (iv) against any action or agreement that Lightyear knows would result in a breach of any representation, warranty, covenant or agreement of the Company under the Merger Agreement, (v) against any liquidation or winding up of the Company, (vi) against any action or agreement that Lightyear knows would, or knows would be reasonably likely to, result in any condition to the consummation of the merger set forth in Article Six of the Merger Agreement not being fulfilled, or knows would materially adversely affect the ability of the Company to consummate the transactions contemplated by the Merger Agreement by the dates set forth in

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Section 7.1 of the Merger Agreement, and (vii) in favor of any other matter contemplated by the Merger Agreement that is relating to and necessary for the consummation of the transactions contemplated by the Merger Agreement.  For the sake of clarity, Lightyear acknowledges that any ability it may have to cause the triggering of a termination right provided in Section 7.1 of the Merger Agreement is not intended to limit the foregoing obligations of Lightyear.

                    SECTION 2.2   Agreement as to Class Vote.  To the extent required by the terms of the Designation of Preferences of the Series A Preferred Stock, Lightyear irrevocably and unconditionally agrees that it will, prior to any meeting of the shareholders of the Company, execute a written consent with respect to all of its Series A Preferred Stock approving the transactions contemplated by the Merger Agreement.

                    SECTION 2.3   Additional Shares.  Lightyear hereby agrees, while this Agreement is in effect, to promptly notify Captiva of the number of any new shares of Series A Preferred Stock or Company Common Stock with respect to which Beneficial Ownership is acquired by Lightyear, if any, after the date hereof.  Any such shares of Series A Preferred Stock or Company Common Stock shall automatically become subject to the terms of this Agreement, whether or not Lightyear complies with the immediately preceding sentence.

                    SECTION 2.4   Restrictions on Transfer, Etc.  Except as provided for herein, Lightyear agrees, from the date hereof until the Termination Date, that it shall not, directly or indirectly, (a) tender into any tender or exchange offer or otherwise directly or indirectly Transfer any Owned Shares or Warrants, or (b) grant any proxies with respect to Lightyear’s Owned Shares, deposit Lightyear’s Owned Shares into a voting trust, enter into a voting agreement or arrangement with respect to any of Lightyear’s Owned Shares or otherwise restrict the ability of Lightyear freely to exercise all voting rights with respect thereto.  Any action attempted to be taken in violation of the preceding sentence will be null and void.  Lightyear further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Owned Shares and that this Agreement places limits on the voting of the Owned Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

                    SECTION 3.1   Representations and Warranties of Lightyear.  Lightyear represents and warrants to Captiva as of the date of this Agreement and as of the date of any meeting of shareholders, as follows:

                    (a)          Lightyear is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite capacity and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby.  This Agreement has been duly and validly executed and delivered by Lightyear and constitutes a legal, valid and binding agreement of Lightyear enforceable by Captiva against Lightyear in accordance with its terms.

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                    (b)          Lightyear is the record and Beneficial Owner, free and clear of any Liens (other than those arising under this Agreement), of 20,000 issued and outstanding shares of Series A Preferred Stock and of outstanding Warrants to acquire up to 16,000,000 shares of Company Common Stock, and except as provided in this Agreement and in the Securityholders Agreement between the Company and Lightyear, has full and unrestricted power to dispose of and vote all of, and has not granted any proxy inconsistent with this Agreement that is still effective or entered into any voting or similar agreement with respect to, Lightyear’s Owned Shares.  The 20,000 issued and outstanding shares of Series A Preferred Stock constitute all of the capital stock of the Company that is Beneficially Owned by Lightyear (other than shares of Company Common Stock that Lightyear would have the right to receive upon exercise of the Warrants) and, except for (i) Lightyear’s Owned Shares, (ii) Series A Preferred Stock that may be payable in lieu of cash to Lightyear as dividends if Lightyear agrees to finance the transactions contemplated by the Merger Agreement and (iii) the Warrants, Lightyear does not Beneficially Own or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any shares of Series A Preferred Stock or Company Common Stock or any securities convertible into shares of Series A Preferred Stock or Company Common Stock (including options to purchase Series A Preferred Stock or Company Common Stock).

                    (c)          None of the execution and delivery of this Agreement by Lightyear, the consummation by Lightyear of the transactions contemplated hereby or compliance by Lightyear with any of the provisions hereof (i) conflicts with or violates, any provision of the organizational documents of Lightyear, (ii) requires any consent or other authorization, approval or permit of, or filing with or notification to, any governmental authority or any other Person by Lightyear, except for filings required pursuant to applicable securities laws, (iii) results in a violation or breach of, or constitutes (with or without notice or lapse of time or both) a default (or gives rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any contract to which Lightyear is a party or by which Lightyear or any of Lightyear’s properties or assets (including Lightyear’s Owned Shares) may be bound, (iv) violates any order or law applicable to Lightyear or any of Lightyear’s properties or assets (including Lightyear’s Owned Shares), or (v) results in a lien upon any of Lightyear’s properties or assets (including Lightyear’s Owned Shares), except for violations, breaches, defaults or Liens as would not have an adverse effect on ability of Lightyear to perform its obligations hereunder.

                    (d)          As of the date hereof, there is no action, suit, investigation, complaint or other proceeding pending against Lightyear or, to the knowledge of Lightyear, threatened against Lightyear that restricts in any material respects or prohibits (or, if successful, would restrict or prohibit) the exercise of any party of its rights under this Agreement or the performance of Lightyear of its obligations under this Agreement.

ARTICLE IV

ADDITIONAL COVENANTS OF LIGHTYEAR

                    SECTION 4.1   Waiver of Appraisal Rights.  Lightyear hereby waives any rights of appraisal or rights of dissent from the Merger Agreement that Lightyear may have.

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                    SECTION 4.2   Disclosure.  Lightyear hereby authorizes the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement Lightyear’s identity and ownership of the Owned Shares and the nature of Lightyear’s obligation under this Agreement.

                    SECTION 4.3   Non-Interference; Further Assurances.  Lightyear agrees that prior to the Termination Date, Lightyear shall not take any action that would make any representation or warranty of Lightyear contained herein untrue or incorrect or have the effect of preventing, impeding, interfering with or adversely affecting the performance by Lightyear of its obligations under this Agreement.  Lightyear agrees to execute and deliver such additional documents and to take such further actions as necessary or reasonably requested by Captiva to confirm and assure the rights and obligations set forth in this Agreement or to consummate the transactions contemplated by this Agreement.

                    SECTION 4.4   Capacity of Lightyear.  This Agreement is being entered into by Lightyear solely in its capacity as a shareholder of the Company, and the foregoing shall not restrict or limit the ability of any Affiliate or representative who is a director of the Company to take any action in his or her capacity as a director of the Company (subject to the provisions of the Merger Agreement).

ARTICLE V

TERMINATION

                    SECTION 5.1   Termination by Expiration.  This Agreement will terminate without further action at the Expiration Time.

                    SECTION 5.2   Termination by Lightyear.  This Agreement may be terminated and the rights and obligations contemplated by this Agreement may be abandoned at any time prior to the Expiration Time by Lightyear, upon written notice to Captiva, if the Board of Directors of the Company withdraws, modifies or amends its recommendation that the Company shareholders vote in favor of the transactions contemplated by the Merger Agreement (or publicly announce any intention to do so).

                    SECTION 5.3   Effect of Termination.  Upon termination of this Agreement, the rights and obligations of all the parties will terminate and become void and of no effect with no liability on any party without further action by any party.

ARTICLE VI

GENERAL

                    SECTION 6.1   Notices.  All notices shall be in writing and shall be deemed given (i) when delivered personally, (ii) when telecopied (which is confirmed) or (iii) when delivered by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to Lightyear, to the address set forth below Lightyear’s name on the signature page hereto and (b) if to Captiva, in accordance with Section 10.1 of the Merger Agreement, or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

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                    SECTION 6.2   Private Business, Inc; Third Party Beneficiaries.  This Agreement is intended to confer rights and remedies upon the Company as a third party beneficiary.

                    SECTION 6.3   Governing Law.  This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of New York, except that the law of the State of Tennessee shall be applicable to any matters that involve the internal affairs of the Company, in each case without giving effect to the principles of conflicts of law of the State of New York or the State of Tennessee that would result in the application of any other jurisdiction’s laws.

                    SECTION 6.4   Descriptive Headings.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                    SECTION 6.5   Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                    SECTION 6.6   Assignment.  The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto and any attempted assignment without such consent shall be null and void without effect.

                    SECTION 6.7   Interpretation.  (a) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article and section references are to the articles and sections of this Agreement unless otherwise specified.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.  References to a Person are also to its permitted successors and assigns.

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                    (b) The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                    SECTION 6.8   Amendments.  This Agreement may not be amended except by written agreement signed by Captiva and by Lightyear.

                    SECTION 6.9   Extension; Waiver.  At any time prior to the Effective Time, Captiva may (a) extend the time for the performance of any of the obligations of Lightyear, (b) waive any inaccuracies in the representations and warranties of Lightyear contained in this Agreement or in any document delivered under this Agreement, or (c) unless prohibited by applicable laws, waive compliance by Lightyear with any of the covenants or conditions contained in this Agreement.  Any agreement on the part of Captiva to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party.  The failure of any part to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

                    SECTION 6.10   Fees and Expenses.  Each party is responsible for its own fees and expenses (including the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.

                    SECTION 6.11   Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

                    SECTION 6.12   Remedies Cumulative.  Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity.  The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

                    SECTION 6.13   Counterparts; Effectiveness; Execution.  This Agreement may be executed in any number of counterparts, all of which are one and the same agreement.  This Agreement will become effective when each party to this Agreement has received counterparts signed by all of the other parties.  This Agreement may be executed by facsimile signature by any party and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

                    SECTION 6.14   Specific Performance.  The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.  Accordingly, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who

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are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.  Any requirements for the securing or posting of any bond with such remedy are waived.

                    SECTION 6.15   Submission to Jurisdiction.  The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court.  The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute.

                    SECTION 6.16   Waiver of Jury Trial.  Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation arising out of or relating to this Agreement or the transactions contemplated by this Agreement.  Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of an action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.16.

                    SECTION 6.17   No Representation or Warranty.  Notwithstanding anything herein to the contrary, none of the parties hereto makes any representation or warranty about the Company or any subsidiary of the Company or any covenant or commitment to cause the Company or any subsidiary of the Company to take or refrain from taking any action, it being understood and agreed that the Merger Agreement fully governs the arrangements between Captiva and the Company and not this Agreement.

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                    IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed as of the date first above written.

CAPTIVA SOLUTIONS, LLC

By:	/s/ G. Lynn Boggs

Name:	G. Lynn Boggs
Title:	Chief Executive Officer

LIGHTYEAR PBI HOLDINGS, LLC
c/o The Lightyear Fund, L.P.
375 Park Avenue, 11th Floor
New York, New York 10152

By:	/s/ Timothy Kacani

Name:	Timothy Kacani
Title:	Chief Financial Officer

Annex D

October 17, 2005

Board of Directors
Private Business, Inc.
9020 Overlook Boulevard
Brentwood, TN 37027

Members of the Board of Directors:

You have asked us to advise you with respect to the fairness to Private Business, Inc. (the “Acquiror”) from a financial point of view of the consideration to be paid by the Acquiror pursuant to the terms of the draft Agreement and Plan of Merger, dated as of October 14, 2005 (the “Merger Agreement”), by and between Private Business, Inc., a Tennessee corporation (“PBiz”), Captiva Acquisition Corporation (“PBiz Sub”), a Tennessee corporation and a wholly owned subsidiary of PBiz, on the one hand, and Captiva Solutions, LLC, a Georgia limited liability company (together with its Subsidiaries, “Captiva”), and the members of Captiva (collectively, the “Captiva Members”), on the other hand.  PBiz and PBiz Sub are collectively referred to herein as the “Acquiror” and Captiva and Captiva Members are collectively referred to herein as the “Company”.  The Merger Agreement provides for a transaction in which the Acquiror will acquire the business of Captiva (the “Transaction”) for US $6,000,000 in cash and approximately 738,007 shares of the Acquiror’s Common Stock (the “Merger Consideration”), payable at closing, plus the payment in 2007 of up to $1,600,000 in the Acquiror’s Common Stock (the “Earnout”) calculated on a percentage of the 2006 post-acquisition annualized revenues from the Acquired Business, as such term is defined in the Merger Agreement.

In connection with rendering our opinion, we have, among other things:

(i)	reviewed audited historical and unaudited interim financial statements regarding the Company;

(ii)	reviewed the financial terms and conditions of the Merger Agreement;

(iii)

reviewed and discussed with representatives of the Company and the Acquiror certain information of a business and financial nature furnished to us by them including financial projections and related assumptions about the Company prepared by the management of the Company and the Acquiror;

(iv)

compared certain financial data for the Company with certain publicly available information concerning other companies engaged in businesses which we believe to be generally comparable to the Company’s business;

Board of Directors Private Business, Inc. October 17, 2005	Page 2

(v)	considered certain publicly available information concerning the terms of certain recent business combinations that we deemed to be comparable, in whole or in part, to the terms of the Transaction;

(vi)	made inquiries regarding and discussed the Transaction, Merger Agreement and other matters related thereto with the Acquiror’s senior management; and

(vii)	performed such other analyses and considered such other information as we deemed appropriate.

In connection with our review, we have not assumed any responsibility for the independent verification of any of the foregoing information and have relied on its being complete and accurate in all material respects.  With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company’s and Acquiror’s managements as to the future financial performance of the Company and as to the cost savings and other potential synergies anticipated to result from the Transaction.  In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals.  We have relied upon the accuracy and completeness of all of the financial, accounting, legal, tax and other information discussed with or reviewed by us and we have assumed such accuracy and completeness for purposes of rendering this opinion.

Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof.  It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion.  Our opinion does not address the relative merits of the Transaction and any other business strategies being considered by the Acquiror’s Board of Directors, nor does it address the Board’s decision to proceed with the Transaction.  In addition, while we noted the Earnout and the potential payouts thereunder, we have not considered the financial impact of the Earnout in connection with this opinion because the payment of the Earnout will be based upon one or more acquisitions made in the future upon terms not known at this time.  The Board will have to approve any proposed future acquisition separately from this Transaction and will need to consider the payment of the Earnout in connection with deliberations on a specific acquisition that meets the definition of an Acquired Business.  The financial impact of the Earnout can not be evaluated at this time because of the uncertainty of (i) whether there would be any Acquired Business in the twelve months following the closing, (ii) the purchase price of such Acquired Business, (iii) what margins or earnings would be contributed by such Acquired Business, and (iv) the amount of 2006 annualized revenues from such Acquired Business which revenues would be used to determine the Earnout payment.  We have assumed for purposes of our opinion that the Merger Consideration is not increased as a result of the acquisition prior to closing of either or both Acquisition Targets, as such term is defined in the Merger Agreement.

Board of Directors Private Business, Inc. October 17, 2005	Page 3

We will receive a fee for rendering this opinion, and such fee is not contingent upon consummation of the Transaction.  In addition, the Acquiror has agreed to indemnify us against certain liabilities that may arise out of our engagement.  We have not provided any other financial advisory services to the Acquiror and will not receive any other fees, nor has any material relationship existed during the past two years or is mutually understood to be contemplated between our firm and the Acquiror.

It is understood that this letter is for the information of the Board of Directors of the Acquiror in connection with its consideration of the Transaction and may be published in its entirety in the proxy statement to be distributed to the Stockholders of the Acquiror in connection with the Transaction (as so distributed, the “Proxy Statement”).  Any summary of, excerpt from or reference to this opinion in the Proxy Statement may only be made with our prior written consent, which consent shall not be unreasonably withheld.  Except as set forth in the immediately preceding two sentences, this opinion may not be used or referred to by the Acquiror or quoted or disclosed to any person in any manner without our prior written consent.  This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Acquiror as to how such stockholder should vote with respect to the Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid by the Acquiror in the Transaction is fair to the Acquiror from a financial point of view.

Very truly yours,

LANE, BERRY & CO. INTERNATIONAL, LLC

By:

Robert M. Berry
Managing Director

Annex E

PRIVATE BUSINESS, INC.

2005 LONG-TERM EQUITY INCENTIVE PLAN

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SECTION 5. OPERATION AND ADMINISTRATION		8
5.1	Effective Date	9
5.2	Shares Subject to Plan	9
5.3	General Restrictions	10
5.4	Tax Withholding	11
5.5	Grant and Use of Awards	11
5.6	Transferability	11
5.7	Form and Time of Elections	11
5.8	Agreement With Company	11
5.9	Action by Company or Subsidiary	11
5.10	Gender and Number	11
5.11	Limitation of Implied Rights	12
5.12	Evidence	12
5.13	Applicable Law	12
SECTION 6. CHANGE IN CONTROL		12
SECTION 7. COMMITTEE		12
7.1	Administration	12
7.2	Powers of Committee	13
7.3	Information to be Furnished to Committee	13
SECTION 8. AMENDMENT AND TERMINATION		13
SECTION 9. CANCELLATION AND RESCISSION OF AWARDS		14
9.1	Effect of Detrimental Activity on Incentive	14
9.2	Certificates of Compliance and Rescission upon Detrimental Activity	14

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PRIVATE BUSINESS, INC.

2005 LONG-TERM EQUITY INCENTIVE PLAN

SECTION  1.        GENERAL

                          1.1           Purpose.          The PRIVATE BUSINESS, INC. 2005 LONG-TERM EQUITY INCENTIVE PLAN (“Plan”) has been established by PRIVATE BUSINESS, INC. (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate persons eligible to participate in the Plan, by means of appropriate incentives, to achieve long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify the interests of persons eligible to participate in the Plan with those of the Company’s other Shareholders by offering compensation that is based on the Company’s common stock or contingent o n attaining certain performance goals and thereby promoting the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term Shareholder return.

                          1.2           Participation.          Subject to the terms and conditions of the Plan, the Committee shall designate, from time to time, from among the Eligible Employees, those persons who will be granted one or more Awards under the Plan and who will thereby become “Participants” in the Plan.

SECTION  2.        DEFINED TERMS

           Capitalized words and phrases contained herein shall have the following meanings:

                          2.1           Award.          The term “Award” shall mean any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, or Performance Share granted under the Plan.

                          2.2          Award Agreement.          The term “Award Agreement” shall mean any agreement executed by the Company pursuant to Subsection 5.8.

                          2.3          Base Value.          The term “Base Value” shall mean the amount used to determine the value of Stock Appreciation Right granted hereunder which, unless otherwise determined by the Committee, shall equal the Fair Market Value of one share of Stock on the date a Stock Appreciation Right is granted.

                          2.4           Board.          The term “Board” shall mean the Board of Directors of the Company.

                          2.5           Change in Control.          Unless otherwise determined by the Committee and set forth in an applicable Award Agreement, the term “Change in Control” shall mean and shall be deemed to have occurred upon the first to occur of the following:

                (i)          The date that any one person, or more than one Person acting as a group, acquires ownership of stock of the Company that, together with stock held by such Person or group, constitutes more than fifty percent (50%) of the total voting power of the stock of Company; provided, however, if any one Person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons shall not cause a Change in Control of the Company

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                (ii)          On the date that a majority of members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

                (iii)          On the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets, directly or indirectly, from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets owned, directly or indirectly, by the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets owned directly or indirectly by the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred under this Paragraph (iii) when there is a transfer to an entity that is controlled by the Shareholders immediately after the transferA transfer of assets by Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a Shareholder (immediately before the asset transfer) in exchange for or with respect to its stock in the Company, (b) an entity, fifty percent (50%) or more of the total voting power of which is owned, directly or indirectly, by the Company, (c) a Person, or more than one Person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total voting power of all the outstanding stock of the corporation, or (d) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in (d) of this Paragraph.

This definition of “Change in Control” is intended to be consistent with the phrase “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” as used in Section 409A(a)(2)(A)(v) of the Code and the Regulations promulgated thereunder and shall be interpreted and applied in a manner consistent with such intentNotwithstanding the foregoing, the ownership or acquisition by Lightyear PBI Holdings, LLC, The Lightyear Fund, L.P., or any of their affiliates, of greater than fifty percent (50%) or more of the total voting power of the stock of the Company shall not constitute a “Change in Control”.

                          2.6           Committee.          The “Committee” shall mean the committee selected by the Board to administer the Plan pursuant to Section 7The Committee shall at all times consist of two or more persons, each of whom is a “non-employee director” within the meaning of 16b-3(b)(3) of the Exchange Act of 1934, as amended, and each of whom is an “outside director” within the meaning of Section 162(m) of the Code and the Regulations promulgated thereunderIf the Committee does not exist, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

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                           2.7          Code.           The term “Code” shall mean the Internal Revenue Code of 1986, as amendedA reference to any provision of the Code shall include reference to any successor provision of the Code.

                          2.8           Company.          The “Company” shall mean Private Business, Inc., a Tennessee corporation.

                          2.9           Detrimental Activity.          The term “Detrimental Activity” shall mean any of the following:

                                 (a)          the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company;

                                 (b)          the disclosure to anyone outside the Company, or the use in other than the Company’s business, without prior written authorization from the Company, of any confidential information or material, relating to the business of the Company, acquired by the Participant either during or after employment with the Company;

                                 (c)          the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries;

(d) any activity that results in termination of the Participant’s employment for cause;

(e) a violation of any rules, policies, procedures or guidelines of the Company;

                                (f)           any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company;

(g) the Participant being convicted of, or entering a guilty plea with respect to, a felony or a crime involving financial impropriety or moral turpitude, whether or not connected with the Company; or

(h) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

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                          2.10           Effective Date.          The “Effective Date” shall mean October 20, 2005, being the date this Plan is adopted by the Board.

                          2.11           Eligible Employee.           The term “Eligible Employee” shall mean:

                                 (a)          With respect to an ISO, any person who, at the time the ISO is granted to such person, is an employee, as such term is used in Section 422 of the Code and described in Regulations Section 1.421-7(h)(1), of the Company or a Subsidiary.

                                 (b)          With respect to all Awards other than ISOs, any employee or service provider of the Company or a Subsidiary including, without limitation, directors, officers, consultants or advisors of the CompanyAn Award may be granted to any such person in connection with hiring, retention or otherwise, prior to the date such person first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date such person first performs such services.

                          2.12           Exercise Price.          The “Exercise Price” shall mean the exercise price of an Option determined under Subsection 3.2 of the Plan.

                          2.13           Fair Market Value.          For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall apply:

                                (a)           If the principal market for the Stock is a national securities exchange or the NASDAQ stock market, then the “Fair Market Value” as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

                                (b)           If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

(c) If the day is not a business day, and as a result, Paragraphs (a) and (b) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day.

                          If Paragraphs (a), (b), and (c) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

                          2.14           Incentive Stock Option or ISO.          An “Incentive Stock Option” or “ISO” shall mean an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code and the Regulations promulgated thereunder.

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                          2.15           Non-Qualified Stock Option or NQO.          A “Non-Qualified Stock Option” or “NQO” shall mean an Option that is not or is not intended to be an incentive stock option as that term is described in Section 422(b) of the Code and the Regulations promulgated thereunder.

                          2.16           Option.          An “Option” shall mean a right under the Plan entitling the Participant to purchase shares of Stock at an Exercise Price established by the CommitteeAny Option granted under the Plan may be either an ISO or a NQO as determined in the discretion of the Committee.

                          2.17           Participant.          A “Participant” shall mean an Eligible Employee (or the transferee of an Eligible Employee if a transfer is permitted under the Plan and the applicable Award Agreement) who has been designated by the Committee to receive an Award under the Plan.

                          2.18           Performance Share.          A “Performance Share” shall mean a right to receive a share of Stock that is contingent on the achievement of performance or other objectives specified by the Committee during a specified period.

                          2.19           Performance Unit.          A “Performance Unit” shall mean a right to receive the cash equivalent to a share of Stock that is contingent on the achievement of performance or other objectives specified by the Committee during a specified period.

                          2.20           Person.          The term “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

                          2.21           Plan.          The “Plan” shall mean the Private Business, Inc. 2005 Long-Term Equity Incentive Plan, as the same may be amended from time to time as permitted hereunder.

                          2.22           Regulations.          “Regulations” shall mean the United States Federal Income Tax Regulations, including temporary Regulations promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding Regulations).

                          2.23           Restricted Stock.          “Restricted Stock” shall mean shares of Stock, that are subject to a risk of forfeiture and other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

                          2.24           Restricted Stock Unit.          A “Restricted Stock Unit” shall mean a right to receive the cash equivalent to a share of Stock that is subject to a risk of forfeiture and other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievements of performance or other objectives specified by the Committee.

                          2.25           Shareholders.           “Shareholders” shall mean the shareholders of the Company.

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                          2.26           Stock Appreciation Right or SAR.          A “Stock Appreciation Right” or  “SAR” shall mean a right entitling a Participant to receive value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a share of Stock; over (b) the Base Value.

                          2.27           Stock.          The term “Stock” shall mean shares of common stock of the Company, no par value.

                          2.28           Subsidiary or Subsidiaries.          The term “Subsidiary” or “Subsidiaries” shall mean any corporation during any period in which it is a “subsidiary corporation” as that term is defined in Section 424(f) of the Code with respect to the Company that the Committee designates to be subject to the Plan.

                          2.29           Ten Percent Shareholder.          A “Ten Percent Shareholder” shall mean a Participant who owns, directly or indirectly by attribution under Section 424(d) of the Code, more than ten percent of the total combined voting power of all classes of stock of the Company or a Subsidiary.

SECTION  3        OPTIONS

                          3.1           Grant of Options.          The Committee is hereby authorized to grant Options to such Eligible Employees as it, in its discretion, deems advisableOptions granted may be in the form of ISOs or NQOs or any combination thereof that the Committee, in its discretion, deems advisableISOs may be granted only to Eligible Employees described in Paragraph 2.11(a).

                          3.2           Exercise Price.          The Exercise Price of each Option granted under the Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is grantedNotwithstanding the foregoing, in the case of an ISO, the Exercise Price shall not be less than 100% (or 110% in the case of a Ten Percent Shareholder) of the Fair Market Value of a share of Stock on the date the ISO is granted.

                          3.3           Exercise.          An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and specified in the Award Agreement to which such Option relatesNotwithstanding the foregoing, no ISO may be exercised more than ten (10) years (or five (5) years in the case of a Ten Percent Shareholder) after the date the ISO was granted.

                          3.4           Payment of Option Exercise Price.          The payment of the Exercise Price of an Option granted under this Section 3 shall be subject to the following:

                                 (a)          Subject to the following provisions of this Subsection 3.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 3.4(c), payment may be made as soon as practicable after the exercise).

                                 (b)          The Exercise Price shall be payable: (i) in cash; (ii) by shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise (by either actual delivery of shares or by attestation); or (ii) in any combination thereof, as determined by the Committee; provided, unless otherwise determined by the Committee, no shares may be tendered pursuant to this Paragraph unless such shares have been held by the Participant for six (6) months or more.

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                                (c)           The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

SECTION  4.        OTHER AWARDS

                          4.1           Restricted Stock.          The Committee is authorized to grant Awards of Restricted Stock to such Eligible Employees as it, in its discretion, deems advisableEach Restricted Stock Award shall be subject to such conditions, restrictions and contingencies as determined by the Committee, which shall be set forth in the Award Agreement to which such Restricted Stock relates

                          4.2           Stock Appreciation Rights.          The Committee is authorized to grant Awards of Stock Appreciation Rights to such Eligible Employees as it, in its discretion, deems advisableEach Stock Appreciation Right Award shall be subject to such conditions, restrictions and contingencies as the Committee determines, which shall be set forth in the Award Agreement to which such Stock Appreciation Rights relates.

                          4.3           Grant of Other Awards.          The Committee is authorized to grant such other Awards to such Eligible Employees as it, in its discretion, deems advisableSuch other Awards granted may be in the form of Restricted Stock Units, Performance Shares, Performance Units or any combination thereof that the Committee, in its discretion deems advisableEach such Award shall be subject to the conditions, restrictions and contingencies as the Committee determines, which shall be set forth in the Award Agreement to which such Award relates.

SECTION  5.         OPERATION AND ADMINISTRATION

                          5.1           Effective Date.          Subject to the approval of the Shareholders, the Plan shall be effective as of the Effective Date; provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the Shareholders, the Awards shall be contingent on approval of the Plan by the Shareholders within twelve months before or after the Effective Date and consistent with the requirements for shareholder approval of matters requiring shareholder approval under the Company’s organizational documents and under applicable corporate law and the rules of any exchange on which the Company’s stock is listedThe Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten (10) year anniversary of the Effective Date.

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                          5.2           Shares Subject to Plan.           The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

                                (a)           The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

                                (b)           Subject to the other provisions of this Subsection 5.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of 5,036,880 shares of Stock.

                                (c)           Any Award (as applicable) may be settled in cash rather than Stock (i) to the extent provided by the Committee and (ii) to the extent such right to settle an Award in cash would not cause this Plan or any Award granted pursuant to the Plan to be considered a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d) No one Participant may be granted any Award covering an aggregate number of shares of Stock in excess of Eight Hundred Thousand (800,000) shares of Stock in any calendar year

                                (e)           In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards (as applicable); (iii) adjustment of the Exercise Price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equi tableAll determinations made by the Committee pursuant to this Paragraph 5.2(e) shall be final and binding on the Participants.

                          5.3           General Restrictions.          Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

                                (a)           Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

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                                (b)           Unless the shares of Stock to be issued pursuant to an Award are covered by a then current registration statement or a notification under Regulation A under the Securities Act of 1933, the Committee may require an acknowledgment from a Participant as a condition to the issuance of such shares, in form and substance satisfactory to the Company, that: (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act of 1933); (ii) the Participant has been advised and understands that such shares have not been registered under the Securities Act of 1933 and are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933 and are subject to restrictions on transfer, and the Company is under no obligation to register such shares under the Securities Act of 1933 or to take any action which would make available to the Participant any exemption from such registration; (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the applicable Award Agreement may be endorsed on the certificates.

                                (c)           To the extent that the Plan provides for issuance of certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchangeIf any shares of Stock to be issued pursuant to the Plan are subject to forfeiture restrictions set forth in the applicable Incentive Agreement or the Plan, the Committee may require that any such shares of Stock be held in escrow until such restrictions lapse.

                          5.4           Tax Withholding.          All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligationsThe Committee, in its discretion and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan. Unless otherwise determined by the Committee, amounts to be withheld pursuant to this Subsection shall be calculated based on the minimum required tax rate.

                          5.5           Grant and Use of Awards.          In the discretion of the Committee, a Participant may be granted any Awards permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of Awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary)Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

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                          5.6           Transferability.          Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant.

                          5.7           Form and Time of Elections.          Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

                          5.8           Agreement With Company.           An Award under the Plan shall be subject to such terms and conditions, including terms regarding vesting and the lapse of restrictions, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award shall be reflected in an Award AgreementA copy of the Award Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign the Award AgreementIn the event of any conflict between the provisions of the Award Agreement and this Plan, the provision set forth in the Award Agreement shall control.

                          5.9           Action by Company or Subsidiary.          Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of the Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or a Subsidiary.

                          5.10           Gender and Number.          Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                          5.11           Limitation of Implied Rights.

                                (a)           Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the PlanA Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to a ny person.

                                (b)           The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the PlanExcept as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a Shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

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                          5.12           Evidence.          Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                          5.13           Applicable Law.          All questions pertaining to the validity, construction and administration of the Plan and any Awards granted hereunder shall be determined in conformity with the laws of the State of Tennessee, without regard to the conflict of laws provisions of any jurisdiction.

SECTION  6.        CHANGE IN CONTROL

          Except as otherwise provided in the Plan, the Committee may specify in an Award Agreement that upon the occurrence of a Change in Control, such Award will immediately vest and become fully exercisable, the restrictions as to transferability of shares subject to the Award will be waived, and any and all forfeiture risks or other contingencies will lapse.

SECTION  7.        COMMITTEE

                          7.1           Administration.          The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Section 7.

                          7.2           Powers of Committee.           The Committee’s administration of the Plan shall be subject to the following:

                                 (a)          Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 8) to cancel or suspend Awards.

                                (b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

                                (d)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable corporate law.

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                          7.3           Information to be Furnished to Committee.          The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its dutiesThe records of the Company and Subsidiaries as to an Eligible Employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to car ry out the terms of the Plan.

SECTION  8.         AMENDMENT AND TERMINATION

           The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to Paragraph 5.2(e) shall not be subject to the foregoing limitations of this Section 8.

SECTION  9.         CANCELLATION AND RESCISSION OF AWARDS

                          9.1           Effect of Detrimental Activity on Incentive.          Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any Detrimental Activity.

                          9.2           Certificates of Compliance and Rescission upon Detrimental Activity.          Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and his or her Award Agreement and is not engaged in any Detrimental ActivityIn the event a Participant engages in any Detrimental Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Award Agreement, such exercise, payment or delivery may be rescinded within two (2) years thereafterIn the event of any such rescission, the Participant shall pay to the Company the amount of a ny gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

PROXY                    PRIVATE BUSINESS, INC.                    PROXY

Special Meeting of Shareholders, November 30, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    The undersigned hereby appoints Henry Baroco as proxy, with power of substitution, to vote all shares of the undersigned at the special meeting of the shareholders of Private Business, Inc., to be held on November 30, 2005, at 9:00 a.m. Central Time, at our corporate offices, 9020 Overlook Boulevard, Suite 300, Brentwood, Tennessee 37027 and at any adjournments or postponements thereof, in accordance with the following instructions:

(1)	APPROVAL OF THE MERGER AND THE ISSUANCE OF SECURITIES IN CONNECTION THEREWITH

	☐	FOR	☐	AGAINST	☐	ABSTAIN

(2)	APPROVAL OF PRIVATE BUSINESS, INC. 2005 LONG TERM EQUITY INCENTIVE PLAN

	☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued on reverse side)

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE APPROVAL OF PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

Dated: ____________________ , 2005

Dated: ____________________ , 2005

                    Signatures of shareholder(s) should correspond exactly with the name printed hereon.  Joint owners should each sign personally.  Executors, administrators, trustees, etc., should give full title and authority.

PRIVATE BUSINESS, INC.
9020 Overlook Boulevard
Brentwood, Tennessee 37027